Exhibit 4.1 EXECUTION VERSION MASTER TRANSACTION AGREEMENT AMONG BOEING BRASIL SERVIÇOS TÉCNICOS AERONÁUTICOS LTDA., THE BOEING COMPANY, EMBRAER S.A., AND YABORÃ INDÚSTRIA AERONÁUTICA S.A. DATED AS OF JANUARY 24, 2019 Exhibit 4.1 EXECUTION VERSION MASTER TRANSACTION AGREEMENT AMONG BOEING BRASIL SERVIÇOS TÉCNICOS AERONÁUTICOS LTDA., THE BOEING COMPANY, EMBRAER S.A., AND YABORÃ INDÚSTRIA AERONÁUTICA S.A. DATED AS OF JANUARY 24, 2019

TABLE OF CONTENTS Page Article I DEFINITIONS .................................................................................................................. 3 Article II CONTRIBUTION, PURCHASE AND SALE OF SHARES AND CAPITAL RAISE25 2.01 Contribution of Certain Assets and Assumption of Certain Liabilities ................ 25 2.02 Contributed and Excluded Assets ......................................................................... 25 2.03 Assumed and Excluded Liabilities........................................................................ 30 2.04 Purchase and Sale of Shares and Capital Raise .................................................... 33 2.05 Intended U.S. Tax Treatment ................................................................................. 35 2.06 Closing .................................................................................................................. 35 2.07 Purchase Price Calculation and Preliminary Adjustments ................................... 35 2.08 Post-Closing Adjustment ...................................................................................... 36 2.09 Withholding ........................................................................................................... 40 2.10 Post-Closing Tax Adjustment ............................................................................... 40 Article III REPRESENTATIONS AND WARRANTIES OF EDWARDS ................................ 41 3.01 Existence of Edwards and the Company .............................................................. 42 3.02 Due Authorization .................................................................................................. 43 3.03 Governmental Authorizations for the Agreement................................................. 43 3.04 Capitalization of the Company Group; Company Joint Venture .......................... 44 3.05 Absence of Conflicts ............................................................................................. 45 3.06 Financial Statements .............................................................................................. 46 3.07 Sufficiency of Assets; Title ................................................................................... 47 3.08 Compliance with Laws .......................................................................................... 47 3.09 Governmental Authorizations ............................................................................... 48 3.10 Product Warranty and Liability ............................................................................. 49 3.11 Real Property ........................................................................................................ 49 3.12 Taxes ...................................................................................................................... 50 3.13 Litigation ............................................................................................................... 53 3.14 Brokers .................................................................................................................. 53 3.15 Contracts ................................................................................................................ 54 3.16 Environmental Matters.......................................................................................... 57 3.17 Employee Benefit Plans ........................................................................................ 58 3.18 Employee and Labor Matters ................................................................................ 59 3.19 Intellectual Property ............................................................................................... 60 3.20 No Edwards CAB Material Adverse Effect .......................................................... 61 3.21 Absence of Undisclosed Liabilities ....................................................................... 61 3.22 Customers ............................................................................................................. 62 3.23 Anti-Bribery ........................................................................................................... 62 3.24 Export; Sanctions .................................................................................................. 63 3.25 Insurance ................................................................................................................ 64 3.26 Inventory ............................................................................................................... 64 3.27 Accounts Receivable ............................................................................................. 65 3.28 Access to Information; Disclaimer ....................................................................... 65 i TABLE OF CONTENTS Page Article I DEFINITIONS ................................................................................................................. 3 Article II CONTRIBUTION, PURCHASE AND SALE OF SHARES AND CAPITAL RAISE25 2.01 Contribution of Certain Assets and Assumption of Certain Liabilities ................ 25 2.02 Contributed and Excluded Assets ......................................................................... 25 2.03 Assumed and Excluded Liabilities........................................................................ 30 2.04 Purchase and Sale of Shares and Capital Raise .................................................... 33 2.05 Intended U.S. Tax Treatment ................................................................................. 35 2.06 Closing .................................................................................................................. 35 2.07 Purchase Price Calculation and Preliminary Adjustments ................................... 35 2.08 Post-Closing Adjustment ...................................................................................... 36 2.09 Withholding ........................................................................................................... 40 2.10 Post-Closing Tax Adjustment ............................................................................... 40 Article III REPRESENTATIONS AND WARRANTIES OF EDWARDS ................................ 41 3.01 Existence of Edwards and the Company .............................................................. 42 3.02 Due Authorization .................................................................................................. 43 3.03 Governmental Authorizations for the Agreement................................................. 43 3.04 Capitalization of the Company Group; Company Joint Venture .......................... 44 3.05 Absence of Conflicts ............................................................................................. 45 3.06 Financial Statements .............................................................................................. 46 3.07 Sufficiency of Assets; Title ................................................................................... 47 3.08 Compliance with Laws .......................................................................................... 47 3.09 Governmental Authorizations ............................................................................... 48 3.10 Product Warranty and Liability ............................................................................. 49 3.11 Real Property ........................................................................................................ 49 3.12 Taxes ...................................................................................................................... 50 3.13 Litigation ............................................................................................................... 53 3.14 Brokers .................................................................................................................. 53 3.15 Contracts ................................................................................................................ 54 3.16 Environmental Matters.......................................................................................... 57 3.17 Employee Benefit Plans ........................................................................................ 58 3.18 Employee and Labor Matters ................................................................................ 59 3.19 Intellectual Property ............................................................................................... 60 3.20 No Edwards CAB Material Adverse Effect .......................................................... 61 3.21 Absence of Undisclosed Liabilities ....................................................................... 61 3.22 Customers ............................................................................................................. 62 3.23 Anti-Bribery ........................................................................................................... 62 3.24 Export; Sanctions .................................................................................................. 63 3.25 Insurance ................................................................................................................ 64 3.26 Inventory ............................................................................................................... 64 3.27 Accounts Receivable ............................................................................................. 65 3.28 Access to Information; Disclaimer ....................................................................... 65 i

3.29 No Further Representations or Warranties ............................................................ 65 3.30 Knowledge Persons ............................................................................................... 66 Article IV REPRESENTATIONS AND WARRANTIES OF BULLS BRAZIL ......................... 66 4.01 Existence of Bulls Brazil and Bulls Parent ........................................................... 66 4.02 Due Authorization .................................................................................................. 66 4.03 Governmental Authorizations ............................................................................... 67 4.04 Absence of Conflicts .............................................................................................. 67 4.05 Financing............................................................................................................... 67 4.06 Brokers ................................................................................................................... 67 4.07 Litigation ............................................................................................................... 68 4.08 Solvency ................................................................................................................ 68 4.09 Investment Representation .................................................................................... 68 4.10 Anti-Bribery .......................................................................................................... 68 4.11 Access to Information; Disclaimer ....................................................................... 69 4.12 No Further Representations or Warranties ........................................................... 69 Article V COVENANTS .............................................................................................................. 70 5.01 Conduct of Business ............................................................................................. 70 5.02 Negative Covenants Relating to Conduct of the Commercial Aviation Business ................................................................................................................. 70 5.03 Further Assurances................................................................................................ 74 5.04 Access to Information ........................................................................................... 74 5.05 Regulatory Approvals; Efforts .............................................................................. 76 5.06 Third Party Consents............................................................................................. 78 5.07 Board Recommendations; Adverse Recommendation Change ............................ 79 5.08 Shareholder Meeting .............................................................................................. 80 5.09 No Shop ................................................................................................................ 81 5.10 Notifications ........................................................................................................... 82 5.11 Financing Cooperation .......................................................................................... 83 5.12 Termination of Related Party Contracts ............................................................... 84 5.13 [INTENTIONALLY OMITTED]. ........................................................................ 84 5.14 Contribution; Shared Contracts............................................................................. 84 5.15 Ancillary Agreements; Related Actions ............................................................... 86 5.16 Resignation of Directors ........................................................................................ 86 5.17 Confidentiality ...................................................................................................... 86 5.18 Books and Records ................................................................................................ 88 5.19 Insurance ............................................................................................................... 88 5.20 No Solicitation ....................................................................................................... 89 5.21 Assumption of Deferred Prosecution Agreement ................................................. 90 5.22 Excluded Marks ..................................................................................................... 90 5.23 MRO Contracts ..................................................................................................... 91 5.24 Company’s Rights Concerning the Contributed Assets........................................ 91 5.25 IT Monitoring........................................................................................................ 91 5.26 OGMA ................................................................................................................... 92 5.27 CA Business.. ........................................................................................................ 92 ii 3.29 No Further Representations or Warranties ........................................................... 65 3.30 Knowledge Persons ............................................................................................... 66 Article IV REPRESENTATIONS AND WARRANTIES OF BULLS BRAZIL ........................ 66 4.01 Existence of Bulls Brazil and Bulls Parent ........................................................... 66 4.02 Due Authorization .................................................................................................. 66 4.03 Governmental Authorizations ............................................................................... 67 4.04 Absence of Conflicts .............................................................................................. 67 4.05 Financing............................................................................................................... 67 4.06 Brokers ................................................................................................................... 67 4.07 Litigation ............................................................................................................... 68 4.08 Solvency ................................................................................................................ 68 4.09 Investment Representation .................................................................................... 68 4.10 Anti-Bribery .......................................................................................................... 68 4.11 Access to Information; Disclaimer ....................................................................... 69 4.12 No Further Representations or Warranties ........................................................... 69 Article V COVENANTS .............................................................................................................. 70 5.01 Conduct of Business ............................................................................................. 70 5.02 Negative Covenants Relating to Conduct of the Commercial Aviation Business ................................................................................................................. 70 5.03 Further Assurances................................................................................................ 74 5.04 Access to Information ........................................................................................... 74 5.05 Regulatory Approvals; Efforts .............................................................................. 76 5.06 Third Party Consents............................................................................................. 78 5.07 Board Recommendations; Adverse Recommendation Change ............................ 79 5.08 Shareholder Meeting .............................................................................................. 80 5.09 No Shop ................................................................................................................ 81 5.10 Notifications ........................................................................................................... 82 5.11 Financing Cooperation .......................................................................................... 83 5.12 Termination of Related Party Contracts ............................................................... 84 5.13 [INTENTIONALLY OMITTED]. ........................................................................ 84 5.14 Contribution; Shared Contracts............................................................................. 84 5.15 Ancillary Agreements; Related Actions ............................................................... 86 5.16 Resignation of Directors ........................................................................................ 86 5.17 Confidentiality ...................................................................................................... 86 5.18 Books and Records ................................................................................................ 88 5.19 Insurance ............................................................................................................... 88 5.20 No Solicitation ....................................................................................................... 89 5.21 Assumption of Deferred Prosecution Agreement ................................................. 90 5.22 Excluded Marks ..................................................................................................... 90 5.23 MRO Contracts ..................................................................................................... 91 5.24 Company’s Rights Concerning the Contributed Assets........................................ 91 5.25 IT Monitoring........................................................................................................ 91 5.26 OGMA ................................................................................................................... 92 5.27 CA Business.. ........................................................................................................ 92 ii

Article VI TAX MATTERS .......................................................................................................... 92 6.01 Liability for Taxes................................................................................................. 92 6.02 Preparation of Tax Returns and Payment of Taxes .............................................. 93 6.03 Cooperation ........................................................................................................... 93 6.04 Tax Contests.......................................................................................................... 94 6.05 Transfer Taxes ...................................................................................................... 95 6.06 Section 338(g) Election Matters ........................................................................... 95 Article VII EMPLOYEES AND BENEFIT PLANS ................................................................... 95 7.01 Transfer of Employment ........................................................................................ 95 7.02 Pre-Closing HRIMS, Payroll and Benefits; Pension Plan .................................... 96 7.03 Post-Closing Benefits............................................................................................ 97 7.04 Employees and Retention ..................................................................................... 98 7.05 General Employment Provisions .......................................................................... 98 Article VIII CONDITIONS PRECEDENT TO CLOSING ......................................................... 99 8.01 Conditions to Each Party’s Obligation to Close ................................................... 99 8.02 Conditions to Bulls Brazil’s Obligation to Close ............................................... 100 8.03 Conditions to Edwards’ Obligation to Close ....................................................... 102 Article IX CLOSING DELIVERIES .......................................................................................... 102 9.01 Deliveries by Edwards to Bulls Brazil ................................................................. 102 9.02 Deliveries by Bulls Brazil to Edwards ................................................................ 103 9.03 Deliveries by the Company to Bulls Brazil ......................................................... 103 9.04 Deliveries by Bulls Brazil to the Company ........................................................ 104 Article X TERMINATION .......................................................................................................... 104 10.01 Termination ......................................................................................................... 104 10.02 Effect of Termination .......................................................................................... 106 10.03 Termination Fees. ............................................................................................... 106 Article XI INDEMNIFICATION ............................................................................................... 108 11.01 Survival ............................................................................................................... 108 11.02 Indemnification by Edwards ............................................................................... 109 11.03 Indemnification by Bulls Brazil .......................................................................... 109 11.04 Limitations on Indemnification ........................................................................... 110 11.05 Direct Claims ...................................................................................................... 112 11.06 Third Party Claims .............................................................................................. 113 11.07 Tax Treatment of Payment under Article XI ...................................................... 114 11.08 Exclusive Remedy ............................................................................................... 114 11.09 Payments ............................................................................................................. 114 Article XII MISCELLANEOUS................................................................................................. 115 12.01 Notices ................................................................................................................ 115 12.02 Assignment; Successors and Assigns ................................................................. 117 12.03 Amendments; Waiver ......................................................................................... 117 12.04 Severability .......................................................................................................... 118 iii Article VI TAX MATTERS ......................................................................................................... 92 6.01 Liability for Taxes................................................................................................. 92 6.02 Preparation of Tax Returns and Payment of Taxes .............................................. 93 6.03 Cooperation ............................................................................................................ 93 6.04 Tax Contests.......................................................................................................... 94 6.05 Transfer Taxes ...................................................................................................... 95 6.06 Section 338(g) Election Matters ........................................................................... 95 Article VII EMPLOYEES AND BENEFIT PLANS ................................................................... 95 7.01 Transfer of Employment ....................................................................................... 95 7.02 Pre-Closing HRIMS, Payroll and Benefits; Pension Plan .................................... 96 7.03 Post-Closing Benefits............................................................................................ 97 7.04 Employees and Retention ...................................................................................... 98 7.05 General Employment Provisions .......................................................................... 98 Article VIII CONDITIONS PRECEDENT TO CLOSING .......................................................... 99 8.01 Conditions to Each Party’s Obligation to Close ................................................... 99 8.02 Conditions to Bulls Brazil’s Obligation to Close ................................................ 100 8.03 Conditions to Edwards’ Obligation to Close ...................................................... 102 Article IX CLOSING DELIVERIES ........................................................................................... 102 9.01 Deliveries by Edwards to Bulls Brazil ................................................................ 102 9.02 Deliveries by Bulls Brazil to Edwards ................................................................. 103 9.03 Deliveries by the Company to Bulls Brazil ........................................................ 103 9.04 Deliveries by Bulls Brazil to the Company ......................................................... 104 Article X TERMINATION ......................................................................................................... 104 10.01 Termination .......................................................................................................... 104 10.02 Effect of Termination .......................................................................................... 106 10.03 Termination Fees. ............................................................................................... 106 Article XI INDEMNIFICATION ............................................................................................... 108 11.01 Survival ............................................................................................................... 108 11.02 Indemnification by Edwards ............................................................................... 109 11.03 Indemnification by Bulls Brazil .......................................................................... 109 11.04 Limitations on Indemnification ........................................................................... 110 11.05 Direct Claims ...................................................................................................... 112 11.06 Third Party Claims .............................................................................................. 113 11.07 Tax Treatment of Payment under Article XI ...................................................... 114 11.08 Exclusive Remedy .............................................................................................. 114 11.09 Payments .............................................................................................................. 114 Article XII MISCELLANEOUS................................................................................................. 115 12.01 Notices ................................................................................................................ 115 12.02 Assignment; Successors and Assigns ................................................................. 117 12.03 Amendments; Waiver ......................................................................................... 117 12.04 Severability ......................................................................................................... 118 iii

12.05 Counterparts ......................................................................................................... 118 12.06 Entire Agreement ................................................................................................ 118 12.07 Governing Law ................................................................................................... 118 12.08 Arbitration ........................................................................................................... 118 12.09 Interpretation ....................................................................................................... 120 12.10 No Third Party Beneficiaries .............................................................................. 121 12.11 Expenses ............................................................................................................. 121 12.12 Publicity .............................................................................................................. 121 12.13 Specific Performance .......................................................................................... 121 12.14 No Partnership .................................................................................................... 122 12.15 Bulls Parent’s Guarantee..................................................................................... 122 12.16 Provisions Respecting Legal Representation ...................................................... 122 iv 12.05 Counterparts ........................................................................................................ 118 12.06 Entire Agreement ................................................................................................ 118 12.07 Governing Law ................................................................................................... 118 12.08 Arbitration ........................................................................................................... 118 12.09 Interpretation ....................................................................................................... 120 12.10 No Third Party Beneficiaries .............................................................................. 121 12.11 Expenses ............................................................................................................. 121 12.12 Publicity ............................................................................................................... 121 12.13 Specific Performance .......................................................................................... 121 12.14 No Partnership .................................................................................................... 122 12.15 Bulls Parent’s Guarantee..................................................................................... 122 12.16 Provisions Respecting Legal Representation ...................................................... 122 iv

EXHIBITS Exhibit A Agreed Accounting Principles Exhibit B Company’s Bylaws Exhibit C Contribution Steps Plan Exhibit D Form of Shareholders’ Agreement Exhibit E Form of General Services Agreement Exhibit F Form of Engineering Services Agreement Exhibit G Form of Intellectual Property License Agreement Exhibit H Form of Research and Development Agreement Exhibit I Form of Facilities Use Agreement Exhibit J1 Form of Company Preferred Supply Agreement Exhibit J2 Form of Edwards Preferred Supply Agreement Exhibit K Form of Supply Chain Cooperation Agreement Exhibit L Total Tax Cost Calculation Exhibit M Form of Retention Agreement Exhibit N1 Form of Company Maintenance Services Agreement Exhibit N2 Form of Edwards Maintenance Services Agreement Exhibit O1 Form of Company Material Support Agreement Exhibit O2 Form of Edwards Material Support Agreement Exhibit P Form of Sublease SCHEDULES Edwards Disclosure Schedules Bulls Brazil Disclosure Schedules Schedule 1.01(b) Company Joint Venture Schedule 1.01(c) Encumbrances Schedule 1.01(d) Excluded Marks Schedule 1.01(e) Key Employees Schedule 1.01(f) Knowledge Schedule 1.01(g) Minimum Required Spending Schedule 2.02(a)(i) Contributed Facilities Schedule 2.02(a)(ii) Contributed Tangible Personal Property Schedule 2.02(a)(iv) Certain Contributed Contracts Schedule 2.02(a)(xiii) Company Subsidiaries Schedule 2.02(b)(i) Retained Edwards Facilities Schedule 2.02(b)(ii) Excluded IT Assets Schedule 2.02(b)(iv) Excluded Contracts Schedule 2.02(b)(vi) Excluded Governmental Authorizations Schedule 2.03(a)(i) Assumed Debt Amount Schedule 2.03(b)(ix) Excluded Liabilities Schedule 2.04(a)(ii) Bulls Brazil’s Affiliate Schedule 5.01(e) Certain Assets to be Moved from Contributed Facilities Schedule 5.01(f) Certain Assets to be Moved to São José dos Campos Schedule 5.05(a) Regulatory Approvals v EXHIBITS Exhibit A Agreed Accounting Principles Exhibit B Company’s Bylaws Exhibit C Contribution Steps Plan Exhibit D Form of Shareholders’ Agreement Exhibit E Form of General Services Agreement Exhibit F Form of Engineering Services Agreement Exhibit G Form of Intellectual Property License Agreement Exhibit H Form of Research and Development Agreement Exhibit I Form of Facilities Use Agreement Exhibit J1 Form of Company Preferred Supply Agreement Exhibit J2 Form of Edwards Preferred Supply Agreement Exhibit K Form of Supply Chain Cooperation Agreement Exhibit L Total Tax Cost Calculation Exhibit M Form of Retention Agreement Exhibit N1 Form of Company Maintenance Services Agreement Exhibit N2 Form of Edwards Maintenance Services Agreement Exhibit O1 Form of Company Material Support Agreement Exhibit O2 Form of Edwards Material Support Agreement Exhibit P Form of Sublease SCHEDULES Edwards Disclosure Schedules Bulls Brazil Disclosure Schedules Schedule 1.01(b) Company Joint Venture Schedule 1.01(c) Encumbrances Schedule 1.01(d) Excluded Marks Schedule 1.01(e) Key Employees Schedule 1.01(f) Knowledge Schedule 1.01(g) Minimum Required Spending Schedule 2.02(a)(i) Contributed Facilities Schedule 2.02(a)(ii) Contributed Tangible Personal Property Schedule 2.02(a)(iv) Certain Contributed Contracts Schedule 2.02(a)(xiii) Company Subsidiaries Schedule 2.02(b)(i) Retained Edwards Facilities Schedule 2.02(b)(ii) Excluded IT Assets Schedule 2.02(b)(iv) Excluded Contracts Schedule 2.02(b)(vi) Excluded Governmental Authorizations Schedule 2.03(a)(i) Assumed Debt Amount Schedule 2.03(b)(ix) Excluded Liabilities Schedule 2.04(a)(ii) Bulls Brazil’s Affiliate Schedule 5.01(e) Certain Assets to be Moved from Contributed Facilities Schedule 5.01(f) Certain Assets to be Moved to São José dos Campos Schedule 5.05(a) Regulatory Approvals v

Schedule 5.06 Required Consents Schedule 5.12 Related Party Contracts Schedule 5.14(d) Shared Contracts Schedule 5.20(b) Bulls Brazil Non-Solicit Schedule 5.23 MRO Contracts Schedule 7.04 Employees and Retention Schedule 8.01(e) Non-Brazil/U.S. Regulatory Approvals Schedule 8.02(i) Required Consents and Governmental Authorizations Schedule 9.01(d) Contributed Assets Encumbrances Schedule 11.02(f) Indemnified Liabilities vi Schedule 5.06 Required Consents Schedule 5.12 Related Party Contracts Schedule 5.14(d) Shared Contracts Schedule 5.20(b) Bulls Brazil Non-Solicit Schedule 5.23 MRO Contracts Schedule 7.04 Employees and Retention Schedule 8.01(e) Non-Brazil/U.S. Regulatory Approvals Schedule 8.02(i) Required Consents and Governmental Authorizations Schedule 9.01(d) Contributed Assets Encumbrances Schedule 11.02(f) Indemnified Liabilities vi

MASTER TRANSACTION AGREEMENT This MASTER TRANSACTION AGREEMENT is made as of January 24, 2019, by and among Boeing Brasil Serviços Técnicos Aeronáuticos Ltda., a limited liability company (sociedade limitada) organized under the laws of the Federative Republic of Brazil (“Bulls Brazil”), The Boeing Company, a corporation organized under the laws of the State of Delaware, United States of America (“Bulls Parent”) (solely for the purposes of Sections 5.05, 5.17, and 12.15), Embraer S.A., a joint-stock corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil (“Edwards”), and Yaborã Indústria Aeronáutica S.A., a joint- stock corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil (the “Company”). Bulls Brazil and Edwards are each sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties”. RECITALS: WHEREAS, Edwards is engaged in, among other things, the Commercial Aviation Business (as defined below) and Edwards, directly or indirectly, owns, licenses or leases the Contributed Assets (as defined below); th WHEREAS, on July 5 , 2018, Bulls Parent and Edwards agreed upon a non-binding memorandum of understanding to, among other things, establish a strategic joint venture and enter into various agreements to provide for cooperation and mutual support in research and development, engineering services, facilities use, intellectual property, product supply and supply purchasing cooperation in connection with Bulls Brazil acquiring control of the joint venture and the Commercial Aviation Business; WHEREAS, pursuant to discussions between Bulls Parent and the Parties, the non- binding memorandum of understanding provided that, among other things, Bulls Brazil would acquire 80% of a newly formed company containing Edwards’ Commercial Aviation Business, and two or more of the Parties, Bulls Parent and the Company would enter into the aforementioned support agreements and various other agreements related thereto; WHEREAS, Bulls Brazil, a limited liability company formed in 2003 with office locations in São Paulo and São José dos Campos, is engaged in, among other things, the cultivation and maintaining of Bulls Brazil’s presence and relationships in-country, research and development activities including collaboration with universities, government agencies, and other local aerospace and defense firms, as well as supporting local business development and objectives in the commercial, defense, engineering and technology services aerospace sectors; WHEREAS, the Company is owned by Edwards and the Parties desire and intend that Edwards shall contribute, assign, transfer, convey and deliver to the Company the Commercial Aviation Business and assets that are, together with the Assets and services that Edwards is required to provide to, or make available for use by, the Company under certain of the support agreements, necessary and sufficient for the Company to conduct the Commercial Aviation Business on a stand-alone basis and consistent with the manner conducted prior to the closing of the transactions contemplated hereby; 1 MASTER TRANSACTION AGREEMENT This MASTER TRANSACTION AGREEMENT is made as of January 24, 2019, by and among Boeing Brasil Serviços Técnicos Aeronáuticos Ltda., a limited liability company (sociedade limitada) organized under the laws of the Federative Republic of Brazil (“Bulls Brazil”), The Boeing Company, a corporation organized under the laws of the State of Delaware, United States of America (“Bulls Parent”) (solely for the purposes of Sections 5.05, 5.17, and 12.15), Embraer S.A., a joint-stock corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil (“Edwards”), and Yaborã Indústria Aeronáutica S.A., a joint- stock corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil (the “Company”). Bulls Brazil and Edwards are each sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties”. RECITALS: WHEREAS, Edwards is engaged in, among other things, the Commercial Aviation Business (as defined below) and Edwards, directly or indirectly, owns, licenses or leases the Contributed Assets (as defined below); th WHEREAS, on July 5 , 2018, Bulls Parent and Edwards agreed upon a non-binding memorandum of understanding to, among other things, establish a strategic joint venture and enter into various agreements to provide for cooperation and mutual support in research and development, engineering services, facilities use, intellectual property, product supply and supply purchasing cooperation in connection with Bulls Brazil acquiring control of the joint venture and the Commercial Aviation Business; WHEREAS, pursuant to discussions between Bulls Parent and the Parties, the non- binding memorandum of understanding provided that, among other things, Bulls Brazil would acquire 80% of a newly formed company containing Edwards’ Commercial Aviation Business, and two or more of the Parties, Bulls Parent and the Company would enter into the aforementioned support agreements and various other agreements related thereto; WHEREAS, Bulls Brazil, a limited liability company formed in 2003 with office locations in São Paulo and São José dos Campos, is engaged in, among other things, the cultivation and maintaining of Bulls Brazil’s presence and relationships in-country, research and development activities including collaboration with universities, government agencies, and other local aerospace and defense firms, as well as supporting local business development and objectives in the commercial, defense, engineering and technology services aerospace sectors; WHEREAS, the Company is owned by Edwards and the Parties desire and intend that Edwards shall contribute, assign, transfer, convey and deliver to the Company the Commercial Aviation Business and assets that are, together with the Assets and services that Edwards is required to provide to, or make available for use by, the Company under certain of the support agreements, necessary and sufficient for the Company to conduct the Commercial Aviation Business on a stand-alone basis and consistent with the manner conducted prior to the closing of the transactions contemplated hereby; 1

WHEREAS, Edwards is the owner of record of 1,199 common Shares (as defined below), which Shares constitute all of the issued and outstanding capital stock of the Company, except for 1 common Share, which is owned by ELEB – Equipamentos Ltda. (“ELEB”); WHEREAS, the Company will create and issue certain non-voting, redeemable preferred Shares, with the rights and privileges set forth in the Company’s bylaws, that will be subscribed for by Edwards prior to the Closing (as defined below); WHEREAS, at the Closing, Bulls Brazil desires to acquire, and Edwards desires to sell, transfer and deliver to Bulls Brazil, the Selling Shares Percentage (as defined below) of the issued and outstanding common Shares of the Company, and 80% of the issued and outstanding redeemable preferred Shares of the Company, and, immediately thereafter, Bulls Brazil desires to, and shall be required to, sell such redeemable preferred Shares of the Company to an Affiliate of Bulls Brazil, and Bulls Brazil further desires to subscribe for, and the Company desires to issue for subscription by Bulls Brazil, the Issued Shares (as defined below), in each case, free and clear of any Encumbrances (as defined below), on the terms and subject to the conditions set forth in this Agreement; WHEREAS, concurrently with the execution of this Agreement, Bulls Brazil and Edwards are entering into that certain definitive agreement (the “Contribution Agreement”) pursuant to which the parties thereto agree to, among other things, establish a strategic partnership for sales of certain defense and security products pursuant to the terms and subject to the conditions set forth in the Contribution Agreement; WHEREAS, the board of directors of Edwards (the “Edwards Board”) at a meeting held on January 11, 2019 (a) determined that this Agreement, the Ancillary Agreements, and the transactions contemplated by this Agreement and the Ancillary Agreements are in the best interests of Edwards, (b) approved the terms and conditions of this Agreement and the Ancillary Agreements and the execution, delivery and performance of this Agreement and the Ancillary Agreements by Edwards and (c) resolved, on the terms and subject to the conditions set forth in this Agreement, (i) to call an extraordinary shareholders’ meeting to approve the transactions contemplated by this Agreement and the Ancillary Agreements, (ii) to recommend that the shareholders of Edwards vote in favor of the Shareholder Vote Proposals (as defined below) (such recommendation, the “Voting Recommendation”), and (iii) upon receipt of the Shareholder Approval, to effect the Contribution (as defined below), the sale to Bulls Brazil of common Shares representing the Selling Shares Percentage of the issued and outstanding common Shares of the Company, and 80% of the issued and outstanding redeemable preferred Shares of the Company, the Capital Raise (as defined below) with the subscription by Bulls Brazil for the Issued Shares, and the other transactions contemplated by this Agreement, as well as to effect the transactions contemplated by the Ancillary Agreements; WHEREAS, the First Golden Share Approval (as defined below) was obtained on January 10, 2019; and WHEREAS, the board of directors of Bulls Parent and the quota holders of Bulls Brazil have approved this Agreement and the Ancillary Agreements to which each of them is a party, as well as the transactions contemplated hereby and thereby, and authorized each of Bulls Brazil 2 WHEREAS, Edwards is the owner of record of 1,199 common Shares (as defined below), which Shares constitute all of the issued and outstanding capital stock of the Company, except for 1 common Share, which is owned by ELEB – Equipamentos Ltda. (“ELEB”); WHEREAS, the Company will create and issue certain non-voting, redeemable preferred Shares, with the rights and privileges set forth in the Company’s bylaws, that will be subscribed for by Edwards prior to the Closing (as defined below); WHEREAS, at the Closing, Bulls Brazil desires to acquire, and Edwards desires to sell, transfer and deliver to Bulls Brazil, the Selling Shares Percentage (as defined below) of the issued and outstanding common Shares of the Company, and 80% of the issued and outstanding redeemable preferred Shares of the Company, and, immediately thereafter, Bulls Brazil desires to, and shall be required to, sell such redeemable preferred Shares of the Company to an Affiliate of Bulls Brazil, and Bulls Brazil further desires to subscribe for, and the Company desires to issue for subscription by Bulls Brazil, the Issued Shares (as defined below), in each case, free and clear of any Encumbrances (as defined below), on the terms and subject to the conditions set forth in this Agreement; WHEREAS, concurrently with the execution of this Agreement, Bulls Brazil and Edwards are entering into that certain definitive agreement (the “Contribution Agreement”) pursuant to which the parties thereto agree to, among other things, establish a strategic partnership for sales of certain defense and security products pursuant to the terms and subject to the conditions set forth in the Contribution Agreement; WHEREAS, the board of directors of Edwards (the “Edwards Board”) at a meeting held on January 11, 2019 (a) determined that this Agreement, the Ancillary Agreements, and the transactions contemplated by this Agreement and the Ancillary Agreements are in the best interests of Edwards, (b) approved the terms and conditions of this Agreement and the Ancillary Agreements and the execution, delivery and performance of this Agreement and the Ancillary Agreements by Edwards and (c) resolved, on the terms and subject to the conditions set forth in this Agreement, (i) to call an extraordinary shareholders’ meeting to approve the transactions contemplated by this Agreement and the Ancillary Agreements, (ii) to recommend that the shareholders of Edwards vote in favor of the Shareholder Vote Proposals (as defined below) (such recommendation, the “Voting Recommendation”), and (iii) upon receipt of the Shareholder Approval, to effect the Contribution (as defined below), the sale to Bulls Brazil of common Shares representing the Selling Shares Percentage of the issued and outstanding common Shares of the Company, and 80% of the issued and outstanding redeemable preferred Shares of the Company, the Capital Raise (as defined below) with the subscription by Bulls Brazil for the Issued Shares, and the other transactions contemplated by this Agreement, as well as to effect the transactions contemplated by the Ancillary Agreements; WHEREAS, the First Golden Share Approval (as defined below) was obtained on January 10, 2019; and WHEREAS, the board of directors of Bulls Parent and the quota holders of Bulls Brazil have approved this Agreement and the Ancillary Agreements to which each of them is a party, as well as the transactions contemplated hereby and thereby, and authorized each of Bulls Brazil 2 and Bulls Parent to enter into this Agreement and the Ancillary Agreements to which each of them is a party. NOW, THEREFORE, in consideration of the mutual covenants of the Parties as hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE I DEFINITIONS Capitalized terms used in this Agreement shall have the meanings set forth in this Agreement. In addition, for purposes of this Agreement, the following terms, when used in this Agreement, shall have the meanings assigned to them in this Article I. “Adjustment Time” means 11:59 p.m. São Paulo time on the day immediately prior to the Closing Date. “Affiliate” means, in respect of a Person, any other Person who at any time Controls, is Controlled by, or is under common Control with, such Person, but in each case, only for so long as such Control exists. For the avoidance of doubt, Persons in the Company Group (i) shall be deemed Affiliates of Edwards only until the Closing and (ii) shall be deemed Affiliates of Bulls Brazil after the Closing, for so long as they are Controlled by, or under common Control with, Bulls Brazil. “Agreed Accounting Principles” means the accounting principles specified on Exhibit A hereto. “Agreement” means this Master Transaction Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms. “Ancillary Agreements” means, collectively, (i) the Shareholders’ Agreement, (ii) the General Services Agreement, (iii) the Engineering Services Agreement, (iv) the Intellectual Property License Agreement, (v) the Research and Development Agreement, (vi) the Facilities Use Agreement, (vii) the Preferred Supply Agreements, (viii) the Supply Chain Cooperation Agreement, (ix) the Maintenance Services Agreements, (x) the Material Support Agreements and (xi) the Sublease. “Antitrust Laws” means the Brazilian Federal Law No. 12.529/2011 (as amended), the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914 and any other applicable Laws relating to antitrust or competition regulation that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including such Laws of any other jurisdiction in addition to the United States or Brazil. “Antitrust Termination Fee” means one hundred million dollars ($100,000,000). 3 and Bulls Parent to enter into this Agreement and the Ancillary Agreements to which each of them is a party. NOW, THEREFORE, in consideration of the mutual covenants of the Parties as hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE I DEFINITIONS Capitalized terms used in this Agreement shall have the meanings set forth in this Agreement. In addition, for purposes of this Agreement, the following terms, when used in this Agreement, shall have the meanings assigned to them in this Article I. “Adjustment Time” means 11:59 p.m. São Paulo time on the day immediately prior to the Closing Date. “Affiliate” means, in respect of a Person, any other Person who at any time Controls, is Controlled by, or is under common Control with, such Person, but in each case, only for so long as such Control exists. For the avoidance of doubt, Persons in the Company Group (i) shall be deemed Affiliates of Edwards only until the Closing and (ii) shall be deemed Affiliates of Bulls Brazil after the Closing, for so long as they are Controlled by, or under common Control with, Bulls Brazil. “Agreed Accounting Principles” means the accounting principles specified on Exhibit A hereto. “Agreement” means this Master Transaction Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms. “Ancillary Agreements” means, collectively, (i) the Shareholders’ Agreement, (ii) the General Services Agreement, (iii) the Engineering Services Agreement, (iv) the Intellectual Property License Agreement, (v) the Research and Development Agreement, (vi) the Facilities Use Agreement, (vii) the Preferred Supply Agreements, (viii) the Supply Chain Cooperation Agreement, (ix) the Maintenance Services Agreements, (x) the Material Support Agreements and (xi) the Sublease. “Antitrust Laws” means the Brazilian Federal Law No. 12.529/2011 (as amended), the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914 and any other applicable Laws relating to antitrust or competition regulation that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including such Laws of any other jurisdiction in addition to the United States or Brazil. “Antitrust Termination Fee” means one hundred million dollars ($100,000,000). 3

“Apportioned Tax” means any Tax that is properly attributable to a Straddle Period. “Assets” means any asset, property or right of every kind (whether tangible or intangible), including real and personal property. “B3” means B3 S.A. – Brasil, Bolsa, Balcão, a stock exchange organized and existing in accordance with the Laws of Brazil and authorized by the CVM to function as such, including all successors thereto. “Base Bulls Acquisition Value” means four billion two hundred ten million dollars ($4,210,000,000). “Books and Records” means all books and records, documents and other information (in any form or medium) to the extent used in or relating to the Commercial Aviation Business or any of the Contributed Assets or Assumed Liabilities, including specifications, manufacturing, research and development and production reports and records, testing results, certification materials, service and warranty records, equipment logs, environmental, safety and health plans, policies and procedures, accounting records, Tax and labor books and records, sales records, service records and customer, vendor and supplier lists and files (including copies of all current and historical customer, vendor, supplier, contractor and service provider lists to the extent related to or used in the Commercial Aviation Business), insurance policies, financing documents, engineering and other documentation relating to aircraft design, maintenance, operation and safety, correspondence files, all written Contracts, Governmental Authorizations, and personnel records of the Commercial Aviation Business Employees. “Brazil” means the Federative Republic of Brazil (República Federativa do Brasil). “Bulls Material Adverse Effect” means any effect that, individually or together with any other effect(s), prevents (or would reasonably be expected to prevent) the ability of Bulls Brazil or Bulls Parent to perform its obligations under this Agreement or the Ancillary Agreements or to consummate the transactions contemplated by this Agreement or the Ancillary Agreements. “Business Day” means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in the states of New York or Illinois, United States or the cities of São Paulo or São José dos Campos, state of São Paulo, Brazil are closed for business. “Bylaws” shall mean the amended and restated bylaws (Estatuto Social) of the Company to be adopted effective as of the Closing in the form attached hereto as Exhibit B. “CADE” means the Brazilian Administrative Counsel for Economic Defense (Conselho Administrativo de Defesa Econômica), the Brazilian antitrust authority, and any successor thereto. “Cash” means, with respect to any Person as of any date of determination, all cash or cash equivalents (other than restricted cash) owned by such Person, including (i) cash on hand, checks, bank balances, term deposits and cash on deposit, (ii) short-term investments with original maturities of not more than ninety (90) days that are readily convertible to cash and subject to no risk of decrease in value (other than de minimis risk), including short-term deposits 4 “Apportioned Tax” means any Tax that is properly attributable to a Straddle Period. “Assets” means any asset, property or right of every kind (whether tangible or intangible), including real and personal property. “B3” means B3 S.A. – Brasil, Bolsa, Balcão, a stock exchange organized and existing in accordance with the Laws of Brazil and authorized by the CVM to function as such, including all successors thereto. “Base Bulls Acquisition Value” means four billion two hundred ten million dollars ($4,210,000,000). “Books and Records” means all books and records, documents and other information (in any form or medium) to the extent used in or relating to the Commercial Aviation Business or any of the Contributed Assets or Assumed Liabilities, including specifications, manufacturing, research and development and production reports and records, testing results, certification materials, service and warranty records, equipment logs, environmental, safety and health plans, policies and procedures, accounting records, Tax and labor books and records, sales records, service records and customer, vendor and supplier lists and files (including copies of all current and historical customer, vendor, supplier, contractor and service provider lists to the extent related to or used in the Commercial Aviation Business), insurance policies, financing documents, engineering and other documentation relating to aircraft design, maintenance, operation and safety, correspondence files, all written Contracts, Governmental Authorizations, and personnel records of the Commercial Aviation Business Employees. “Brazil” means the Federative Republic of Brazil (República Federativa do Brasil). “Bulls Material Adverse Effect” means any effect that, individually or together with any other effect(s), prevents (or would reasonably be expected to prevent) the ability of Bulls Brazil or Bulls Parent to perform its obligations under this Agreement or the Ancillary Agreements or to consummate the transactions contemplated by this Agreement or the Ancillary Agreements. “Business Day” means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in the states of New York or Illinois, United States or the cities of São Paulo or São José dos Campos, state of São Paulo, Brazil are closed for business. “Bylaws” shall mean the amended and restated bylaws (Estatuto Social) of the Company to be adopted effective as of the Closing in the form attached hereto as Exhibit B. “CADE” means the Brazilian Administrative Counsel for Economic Defense (Conselho Administrativo de Defesa Econômica), the Brazilian antitrust authority, and any successor thereto. “Cash” means, with respect to any Person as of any date of determination, all cash or cash equivalents (other than restricted cash) owned by such Person, including (i) cash on hand, checks, bank balances, term deposits and cash on deposit, (ii) short-term investments with original maturities of not more than ninety (90) days that are readily convertible to cash and subject to no risk of decrease in value (other than de minimis risk), including short-term deposits 4 with original maturities of no more than ninety (90) days, demand deposits, savings accounts, certificates of deposit, money market funds and other highly liquid marketable securities, (iii) collateralized receivables related to the Refine (United) aircraft financing structure, (iv) net asset mark-to-market positions in derivative financial instruments, including swap and option contracts related to exchange and interest rate fluctuations, to the extent arising in the Ordinary Course, (v) other financial investments acceptable (without a policy exception) under Bulls’ investment policy, (vi) the notes issued by Seals Finance S.A. and the 5,700% Senior Notes issued by Bank of America Corp. and (vii) the guarantee deposits (other than those related to residual value guarantees and first loss default guarantees) posted by Edwards as collateral or security as of the date hereof, but excluding (x) any amounts required to cover uncleared checks, wire transfers or drafts issued by such Person (to the extent a corresponding amount has been released from accounts payable), (y) the amount of any uncleared checks, wire transfers or drafts issued to such Person (except to the extent a corresponding amount has been released from accounts receivable), or (z) any amounts held in escrow or trust for any other Person, or posted as collateral or security (including guarantee deposits) for any obligation related to residual value guarantees and first loss default guarantees. For the avoidance of doubt, “Cash” shall not be deemed to include the Capital Raise Amount. “Claim” means any claim (including any cross-claim or counterclaim), cause of action, allegation, infraction notice, charge, complaint, demand, dispute and other assertions of Liability, whenever or however arising, including by Law, Contract, tort, equity or otherwise. “Closing Date Indebtedness Amount” means the Assumed Debt Amount plus the aggregate amount of all other Indebtedness of the Company Group as of the Adjustment Time. “Closing Date Modified Net Asset Amount” means an amount equal to (i) the sum of the assets of the Company Group (including the Contributed Cash and the Capital Raise Amount) in the asset categories identified in Part A of the Agreed Accounting Principles, minus (ii) the sum of the Liabilities of the Company Group (other than any Indebtedness) in the liability categories identified in Part A of the Agreed Accounting Principles, minus (iii) the Closing Date Indebtedness Amount, in the case of each of the foregoing, determined as of the Adjustment Time and calculated in accordance with the Agreed Accounting Principles. “Code” means the U.S. Internal Revenue Code of 1986. “Collective Arrangements” means, to the extent relating to the Commercial Aviation Business Employees, all collective bargaining agreements (acordos coletivos or convenções coletivas) or other similar labor agreements with any labor union or works council that are binding under Law with respect to any Commercial Aviation Business Employee, but, in each case, excluding obligations under such Collective Arrangements for employees other than the Commercial Aviation Business Employees. “Commercial Aviation Business” means the business of designing, developing, manufacturing, assembling, testing, certifying, marketing, selling, and delivering commercial aircraft platforms and programs with a structural capacity capable of being configured to contain fifty (50) or more seats in an all-standard economy class configuration, including the ERJ (including for the avoidance of doubt the ERJ 145), EMB 110, EMB 120, Ejet and E2 families of 5 with original maturities of no more than ninety (90) days, demand deposits, savings accounts, certificates of deposit, money market funds and other highly liquid marketable securities, (iii) collateralized receivables related to the Refine (United) aircraft financing structure, (iv) net asset mark-to-market positions in derivative financial instruments, including swap and option contracts related to exchange and interest rate fluctuations, to the extent arising in the Ordinary Course, (v) other financial investments acceptable (without a policy exception) under Bulls’ investment policy, (vi) the notes issued by Seals Finance S.A. and the 5,700% Senior Notes issued by Bank of America Corp. and (vii) the guarantee deposits (other than those related to residual value guarantees and first loss default guarantees) posted by Edwards as collateral or security as of the date hereof, but excluding (x) any amounts required to cover uncleared checks, wire transfers or drafts issued by such Person (to the extent a corresponding amount has been released from accounts payable), (y) the amount of any uncleared checks, wire transfers or drafts issued to such Person (except to the extent a corresponding amount has been released from accounts receivable), or (z) any amounts held in escrow or trust for any other Person, or posted as collateral or security (including guarantee deposits) for any obligation related to residual value guarantees and first loss default guarantees. For the avoidance of doubt, “Cash” shall not be deemed to include the Capital Raise Amount. “Claim” means any claim (including any cross-claim or counterclaim), cause of action, allegation, infraction notice, charge, complaint, demand, dispute and other assertions of Liability, whenever or however arising, including by Law, Contract, tort, equity or otherwise. “Closing Date Indebtedness Amount” means the Assumed Debt Amount plus the aggregate amount of all other Indebtedness of the Company Group as of the Adjustment Time. “Closing Date Modified Net Asset Amount” means an amount equal to (i) the sum of the assets of the Company Group (including the Contributed Cash and the Capital Raise Amount) in the asset categories identified in Part A of the Agreed Accounting Principles, minus (ii) the sum of the Liabilities of the Company Group (other than any Indebtedness) in the liability categories identified in Part A of the Agreed Accounting Principles, minus (iii) the Closing Date Indebtedness Amount, in the case of each of the foregoing, determined as of the Adjustment Time and calculated in accordance with the Agreed Accounting Principles. “Code” means the U.S. Internal Revenue Code of 1986. “Collective Arrangements” means, to the extent relating to the Commercial Aviation Business Employees, all collective bargaining agreements (acordos coletivos or convenções coletivas) or other similar labor agreements with any labor union or works council that are binding under Law with respect to any Commercial Aviation Business Employee, but, in each case, excluding obligations under such Collective Arrangements for employees other than the Commercial Aviation Business Employees. “Commercial Aviation Business” means the business of designing, developing, manufacturing, assembling, testing, certifying, marketing, selling, and delivering commercial aircraft platforms and programs with a structural capacity capable of being configured to contain fifty (50) or more seats in an all-standard economy class configuration, including the ERJ (including for the avoidance of doubt the ERJ 145), EMB 110, EMB 120, Ejet and E2 families of 5 regional jet aircraft, and their components, as well as all forms of maintaining, sustaining and supporting, and providing other aftermarket services for, such platforms and programs, including modifications, parts distribution and other logistics, maintenance, repair and overhaul services and training for such platforms and programs (the “CA Business”), in each case, as conducted by the Edwards Group as of the date hereof and as of the Closing Date but, in each case, excluding the Retained Businesses. For the avoidance of doubt, Commercial Aviation Business is intended to include the full scope of end-to-end commercial aviation product development and support capability. “Commercial Aviation Business Employees” means (a) as of the date hereof, the employees of the Edwards Group primarily engaged in the Commercial Aviation Business as of the date hereof or during the twelve (12)-month period prior to the date hereof, (b) as of any date of measurement during the Pre-Closing Period, the employees of the Edwards Group primarily engaged in the Commercial Aviation Business at such date, and (c) as of the Closing Date, the employees employed by the Company Group as of the Closing Date in accordance with Section 7.04(a). “Commercial Aviation Business Retirees” means each retiree of Edwards or any member of the Edwards Group who spent more than fifty percent (50%) of his or her aggregate employment with Edwards or any member of the Edwards Group working in or providing services to the Commercial Aviation Business and who has a right, in accordance with Article 31 of Brazilian Federal Law No. 9,656/1998, to post-termination extension of health care under an Edwards Benefit Plan or a Company Group Benefit Plan and is receiving such benefits, as of the Closing, under a Company Group Benefit Plan. “Company Group” means the Company and the Company Subsidiaries. “Company Joint Venture” means each of the entities set forth on Schedule 1.01(b). “Competing Transaction” means any of the following (other than the transactions contemplated by this Agreement or otherwise with Bulls Brazil or any of its Affiliates): (a) any merger, consolidation, share exchange, business combination, recapitalization or other similar transaction involving the disposition of equity securities representing ten percent (10%) or more of the voting power of Edwards, or (b) any sale, lease, exchange, dividend, mortgage, pledge, license, transfer or other disposition in a single transaction or a series of related transactions of (x) all or any portion of the Contributed Assets (i) representing ten percent (10%) or more of the consolidated revenues, net income or Assets of the Commercial Aviation Business, (ii) representing ten percent (10%) or more, by fair value, of the Contributed Assets, or (iii) Contributed Assets the disposition of which would impair Edwards’ ability to satisfy its obligations under Sections 2.02(a) and 5.03(b) in any material respect or (y) any Assets of the Edwards Group that are required or contemplated to be used or held for use in connection with Edwards’ performance under the Ancillary Agreements the disposition of which would impair Edwards’ ability to perform under such agreements in any material respect. “Confidential Information” means, as to a disclosing Person (the “Disclosing Party”), all non-public information of such Disclosing Party, including any information relating to the businesses, activities and operations of such Disclosing Party (including plans, strategies and 6 regional jet aircraft, and their components, as well as all forms of maintaining, sustaining and supporting, and providing other aftermarket services for, such platforms and programs, including modifications, parts distribution and other logistics, maintenance, repair and overhaul services and training for such platforms and programs (the “CA Business”), in each case, as conducted by the Edwards Group as of the date hereof and as of the Closing Date but, in each case, excluding the Retained Businesses. For the avoidance of doubt, Commercial Aviation Business is intended to include the full scope of end-to-end commercial aviation product development and support capability. “Commercial Aviation Business Employees” means (a) as of the date hereof, the employees of the Edwards Group primarily engaged in the Commercial Aviation Business as of the date hereof or during the twelve (12)-month period prior to the date hereof, (b) as of any date of measurement during the Pre-Closing Period, the employees of the Edwards Group primarily engaged in the Commercial Aviation Business at such date, and (c) as of the Closing Date, the employees employed by the Company Group as of the Closing Date in accordance with Section 7.04(a). “Commercial Aviation Business Retirees” means each retiree of Edwards or any member of the Edwards Group who spent more than fifty percent (50%) of his or her aggregate employment with Edwards or any member of the Edwards Group working in or providing services to the Commercial Aviation Business and who has a right, in accordance with Article 31 of Brazilian Federal Law No. 9,656/1998, to post-termination extension of health care under an Edwards Benefit Plan or a Company Group Benefit Plan and is receiving such benefits, as of the Closing, under a Company Group Benefit Plan. “Company Group” means the Company and the Company Subsidiaries. “Company Joint Venture” means each of the entities set forth on Schedule 1.01(b). “Competing Transaction” means any of the following (other than the transactions contemplated by this Agreement or otherwise with Bulls Brazil or any of its Affiliates): (a) any merger, consolidation, share exchange, business combination, recapitalization or other similar transaction involving the disposition of equity securities representing ten percent (10%) or more of the voting power of Edwards, or (b) any sale, lease, exchange, dividend, mortgage, pledge, license, transfer or other disposition in a single transaction or a series of related transactions of (x) all or any portion of the Contributed Assets (i) representing ten percent (10%) or more of the consolidated revenues, net income or Assets of the Commercial Aviation Business, (ii) representing ten percent (10%) or more, by fair value, of the Contributed Assets, or (iii) Contributed Assets the disposition of which would impair Edwards’ ability to satisfy its obligations under Sections 2.02(a) and 5.03(b) in any material respect or (y) any Assets of the Edwards Group that are required or contemplated to be used or held for use in connection with Edwards’ performance under the Ancillary Agreements the disposition of which would impair Edwards’ ability to perform under such agreements in any material respect. “Confidential Information” means, as to a disclosing Person (the “Disclosing Party”), all non-public information of such Disclosing Party, including any information relating to the businesses, activities and operations of such Disclosing Party (including plans, strategies and 6 projections), information on customers, products negotiation plans, any Contracts, books and records, and any technical, marketing, financial or other information, as well as any information relating to such Disclosing Party’s rights and Assets, including Intellectual Property, whether in electronic, visual, oral, written or other form or medium, and all memoranda, summaries, notes, analyses, compilations, studies or other documents prepared by any Person to whom such information was provided (the “Receiving Party”) that reflect such information; provided that “Confidential Information” does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party in breach of this Agreement or the Confidentiality Agreement, (ii) is or becomes available to the Receiving Party or its Representatives on a non-confidential basis from a third party source other than the Disclosing Party who is not legally prohibited from providing such information, (iii) was within the rightful possession of the Receiving Party or its Representatives, as evidenced by written records, prior to being furnished to them by the Disclosing Party, or (iv) was or is independently developed by the Receiving Party or its Representatives without reliance on any Confidential Information. “Confidentiality Agreement” means the Confidentiality Agreement dated October 6, 2017, between Bulls Parent and Edwards, as amended. “Consent” means any approval, authorization, permission, waiver or consent from any Person other than a Governmental Authority. “Contract” means any contract, agreement, click-through terms, purchase order, modification, obligation, instrument, promise, commitment, undertaking or arrangement (whether written, electronic or oral) that is or purports to be legally binding. “Control” (including the terms “Controlled by” and “under common Control with”) means, as used with respect to any Person, possession of the power or authority, directly or indirectly, to direct or cause the direction of management or policies of such Person, whether through ownership of voting securities, as trustee or executor, by Contract or otherwise, including by virtue of having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. “Corporate Books” means the Company’s Registered Shares Register Book (Livro de Registro de Ações Nominativas) and Registered Shares Transfer Book (Livro de Registro de Transferência de Ações Nominativas). “CVM” means the Brazilian Securities Commission (Comissão de Valores Mobiliários). “Data Room” means the electronic data site established for Project Edwards by Intralinks on behalf of Edwards and to which Bulls Brazil and its Representatives have been given access in connection with the transactions contemplated hereby, including any part of the data site designated for any clean team of Bulls Brazil or its Representatives. “Deferred Prosecution Agreement” means the deferred prosecution agreement filed on October 24, 2016 (Case No. 16-60294-CR-COHN), by and between Edwards and the United States Department of Justice, Criminal Division, Fraud Section. 7 projections), information on customers, products negotiation plans, any Contracts, books and records, and any technical, marketing, financial or other information, as well as any information relating to such Disclosing Party’s rights and Assets, including Intellectual Property, whether in electronic, visual, oral, written or other form or medium, and all memoranda, summaries, notes, analyses, compilations, studies or other documents prepared by any Person to whom such information was provided (the “Receiving Party”) that reflect such information; provided that “Confidential Information” does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party in breach of this Agreement or the Confidentiality Agreement, (ii) is or becomes available to the Receiving Party or its Representatives on a non-confidential basis from a third party source other than the Disclosing Party who is not legally prohibited from providing such information, (iii) was within the rightful possession of the Receiving Party or its Representatives, as evidenced by written records, prior to being furnished to them by the Disclosing Party, or (iv) was or is independently developed by the Receiving Party or its Representatives without reliance on any Confidential Information. “Confidentiality Agreement” means the Confidentiality Agreement dated October 6, 2017, between Bulls Parent and Edwards, as amended. “Consent” means any approval, authorization, permission, waiver or consent from any Person other than a Governmental Authority. “Contract” means any contract, agreement, click-through terms, purchase order, modification, obligation, instrument, promise, commitment, undertaking or arrangement (whether written, electronic or oral) that is or purports to be legally binding. “Control” (including the terms “Controlled by” and “under common Control with”) means, as used with respect to any Person, possession of the power or authority, directly or indirectly, to direct or cause the direction of management or policies of such Person, whether through ownership of voting securities, as trustee or executor, by Contract or otherwise, including by virtue of having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. “Corporate Books” means the Company’s Registered Shares Register Book (Livro de Registro de Ações Nominativas) and Registered Shares Transfer Book (Livro de Registro de Transferência de Ações Nominativas). “CVM” means the Brazilian Securities Commission (Comissão de Valores Mobiliários). “Data Room” means the electronic data site established for Project Edwards by Intralinks on behalf of Edwards and to which Bulls Brazil and its Representatives have been given access in connection with the transactions contemplated hereby, including any part of the data site designated for any clean team of Bulls Brazil or its Representatives. “Deferred Prosecution Agreement” means the deferred prosecution agreement filed on October 24, 2016 (Case No. 16-60294-CR-COHN), by and between Edwards and the United States Department of Justice, Criminal Division, Fraud Section. 7

“Edwards CAB Material Adverse Effect” means (i) any effect that, individually or together with any other effect(s), prevents (or would reasonably be expected to prevent) Edwards’ ability to perform its obligations under this Agreement or the Ancillary Agreements or to consummate the transactions contemplated hereby or thereby and (ii) any effect that, individually or together with any other effect(s), has resulted in or would reasonably be expected to result in a material adverse effect on, or a material adverse change in, the Contributed Assets, Assumed Liabilities, financial condition or results of operations of the Commercial Aviation Business or the Company Group, in each case, taken as a whole, provided that, in the case of clause (ii), the following effects shall not be deemed to constitute, and shall not be taken into account in determining whether there has been or will be, an Edwards CAB Material Adverse Effect: (A) the execution and delivery of this Agreement and the Ancillary Agreements, the announcement, pendency or consummation of the transactions contemplated hereby or thereby, including (1) any action taken by Edwards or any other member of the Edwards Group that is required pursuant to this Agreement, or is consented to by Bulls Brazil, and, in each case, the result of any such actions, and (2) any Claim or Legal Proceeding under this Agreement or any Claim or Legal Proceeding brought by shareholders or creditors of Edwards (provided that the underlying causes of any such Claim or Legal Proceeding may be considered in determining whether an Edwards CAB Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein; provided, further, that such underlying cause may not be considered to the extent the resolution of such Claim or Legal Proceeding has been mutually agreed in writing by the Parties following fifteen (15) days notice between them); (B) conditions generally affecting any of the industries in which the Commercial Aviation Business operates (including political, economic and legal conditions); (C) general economic or business conditions (or changes in such conditions) in Brazil or any other country or region in the world in which the Commercial Aviation Business operates or conditions in the global economy generally; (D) an outbreak or escalation of any military conflict, war or other hostilities or the occurrence of any acts of terrorism, cyber-attacks (by Persons other than current or former employees or contractors of any member of the Edwards Group), sabotage, epidemics or pandemics, in each case, after the date hereof, whether or not pursuant to a declaration of an emergency or war; (E) any hurricane, flood, tornado, earthquake, tropical storms, fires or other natural disaster directly affecting the Commercial Aviation Business, in each case, after the date hereof; (F) any change after the date hereof in any applicable Laws or IFRS or other accounting standards applicable to the Commercial Aviation Business (or changes in interpretation or enforcement of any applicable Law or such accounting standards); (G) any change in the financial, credit, debt, banking, currency or capital markets in general or changes in currency exchange rates or interest rates; (H) any failure by any member of the Edwards Group or the Commercial Aviation Business to meet any internal or published projections, budget, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the underlying causes of any such failure may be considered in determining whether an Edwards CAB Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein); (I) any fact, circumstance, effect, change, event or development affecting the market for commodities, including any change in the price or availability of commodities; (J) any change in the market price, credit rating or trading volume of shares or American depositary shares of Edwards, on the NYSE or the B3 or any change affecting the ratings or the ratings outlook for Edwards or any of its Subsidiaries (provided that the underlying causes of any such change may be considered in determining whether an Edwards CAB Material 8 “Edwards CAB Material Adverse Effect” means (i) any effect that, individually or together with any other effect(s), prevents (or would reasonably be expected to prevent) Edwards’ ability to perform its obligations under this Agreement or the Ancillary Agreements or to consummate the transactions contemplated hereby or thereby and (ii) any effect that, individually or together with any other effect(s), has resulted in or would reasonably be expected to result in a material adverse effect on, or a material adverse change in, the Contributed Assets, Assumed Liabilities, financial condition or results of operations of the Commercial Aviation Business or the Company Group, in each case, taken as a whole, provided that, in the case of clause (ii), the following effects shall not be deemed to constitute, and shall not be taken into account in determining whether there has been or will be, an Edwards CAB Material Adverse Effect: (A) the execution and delivery of this Agreement and the Ancillary Agreements, the announcement, pendency or consummation of the transactions contemplated hereby or thereby, including (1) any action taken by Edwards or any other member of the Edwards Group that is required pursuant to this Agreement, or is consented to by Bulls Brazil, and, in each case, the result of any such actions, and (2) any Claim or Legal Proceeding under this Agreement or any Claim or Legal Proceeding brought by shareholders or creditors of Edwards (provided that the underlying causes of any such Claim or Legal Proceeding may be considered in determining whether an Edwards CAB Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein; provided, further, that such underlying cause may not be considered to the extent the resolution of such Claim or Legal Proceeding has been mutually agreed in writing by the Parties following fifteen (15) days notice between them); (B) conditions generally affecting any of the industries in which the Commercial Aviation Business operates (including political, economic and legal conditions); (C) general economic or business conditions (or changes in such conditions) in Brazil or any other country or region in the world in which the Commercial Aviation Business operates or conditions in the global economy generally; (D) an outbreak or escalation of any military conflict, war or other hostilities or the occurrence of any acts of terrorism, cyber-attacks (by Persons other than current or former employees or contractors of any member of the Edwards Group), sabotage, epidemics or pandemics, in each case, after the date hereof, whether or not pursuant to a declaration of an emergency or war; (E) any hurricane, flood, tornado, earthquake, tropical storms, fires or other natural disaster directly affecting the Commercial Aviation Business, in each case, after the date hereof; (F) any change after the date hereof in any applicable Laws or IFRS or other accounting standards applicable to the Commercial Aviation Business (or changes in interpretation or enforcement of any applicable Law or such accounting standards); (G) any change in the financial, credit, debt, banking, currency or capital markets in general or changes in currency exchange rates or interest rates; (H) any failure by any member of the Edwards Group or the Commercial Aviation Business to meet any internal or published projections, budget, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the underlying causes of any such failure may be considered in determining whether an Edwards CAB Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein); (I) any fact, circumstance, effect, change, event or development affecting the market for commodities, including any change in the price or availability of commodities; (J) any change in the market price, credit rating or trading volume of shares or American depositary shares of Edwards, on the NYSE or the B3 or any change affecting the ratings or the ratings outlook for Edwards or any of its Subsidiaries (provided that the underlying causes of any such change may be considered in determining whether an Edwards CAB Material 8

Adverse Effect has occurred to the extent not otherwise excluded by another exception herein), except to the extent that in the case of each of clauses (B), (C), (D), (E), (F), (G) and (I) above, such effect has a disproportionate effect on the Commercial Aviation Business as compared to other Persons in the commercial aviation industry and in which case only the extent of such disproportionate effect may be considered in determining whether there has been or will be an Edwards CAB Material Adverse Effect. “Edwards Executive Officer” means an individual who is an executive officer of Edwards both before and immediately after the Closing. “Edwards Group” means Edwards and its Subsidiaries, including the Company Group up to and until the Closing. “Edwards Retained IP” means Intellectual Property owned by or licensed to Edwards or one of its Affiliates (excluding the Company Group) as of the Closing that had, prior to such date, been used in any way in connection with the Commercial Aviation Business, but excluding any Contributed IP or any Intellectual Property licensed under a Contributed Contract. “Edwards Termination Fee” means an amount in cash equal to seventy-five million dollars ($75,000,000). “Employee Benefit Plan” means any plan, fund, program, policy, Contract or arrangement for the provision of executive compensation, deferred or incentive compensation, pay differential/practice, retirement, pension, profit sharing, equity bonus, bonus, commission, equity option, equity purchase, phantom equity, termination, salary continuation, employee assistance, supplemental retirement, severance, paid time off, vacation, sickness, disability, death, fringe benefit, insurance, medical, dental, welfare, post-employment welfare, change in control, retention or other direct or indirect, formal or informal, benefits pursuant to which a Person maintains, sponsors, contributes to, or is required to contribute to, for the benefit of any such Person’s current or former employees, directors, managers, consultants or other individual service providers, or any dependent, survivor or beneficiary of such individual, or otherwise has any Liability. “Encumbrance” means any lien, encumbrance, security interest, pledge, mortgage, usufruct (usufruto), arrolamento, fiduciary assignment (cessão fiduciária), fiduciary sale (alienação fiduciária), easement, deed of trust, option, warranty, right of way, encroachment, servitude, conditional sale agreements and restrictions, right of first option or right of first refusal, preemptive rights, drag-along right, right of enjoyment, adverse ownership claim, hypothecation, restriction on transfer of title or voting or similar restrictions on the full ownership and possession of a given Asset, and any other claims, encumbrances or restrictions that have the same or a similar effect to the granting of security interest in such Asset, whether imposed by Contract, Law, equity or otherwise, except for the restrictions imposed by the Shareholders’ Agreement. For clarity, the foregoing shall not include licenses of or other grants of rights to use Intellectual Property or any restrictions on transfer of securities imposed by applicable securities Laws. 9 Adverse Effect has occurred to the extent not otherwise excluded by another exception herein), except to the extent that in the case of each of clauses (B), (C), (D), (E), (F), (G) and (I) above, such effect has a disproportionate effect on the Commercial Aviation Business as compared to other Persons in the commercial aviation industry and in which case only the extent of such disproportionate effect may be considered in determining whether there has been or will be an Edwards CAB Material Adverse Effect. “Edwards Executive Officer” means an individual who is an executive officer of Edwards both before and immediately after the Closing. “Edwards Group” means Edwards and its Subsidiaries, including the Company Group up to and until the Closing. “Edwards Retained IP” means Intellectual Property owned by or licensed to Edwards or one of its Affiliates (excluding the Company Group) as of the Closing that had, prior to such date, been used in any way in connection with the Commercial Aviation Business, but excluding any Contributed IP or any Intellectual Property licensed under a Contributed Contract. “Edwards Termination Fee” means an amount in cash equal to seventy-five million dollars ($75,000,000). “Employee Benefit Plan” means any plan, fund, program, policy, Contract or arrangement for the provision of executive compensation, deferred or incentive compensation, pay differential/practice, retirement, pension, profit sharing, equity bonus, bonus, commission, equity option, equity purchase, phantom equity, termination, salary continuation, employee assistance, supplemental retirement, severance, paid time off, vacation, sickness, disability, death, fringe benefit, insurance, medical, dental, welfare, post-employment welfare, change in control, retention or other direct or indirect, formal or informal, benefits pursuant to which a Person maintains, sponsors, contributes to, or is required to contribute to, for the benefit of any such Person’s current or former employees, directors, managers, consultants or other individual service providers, or any dependent, survivor or beneficiary of such individual, or otherwise has any Liability. “Encumbrance” means any lien, encumbrance, security interest, pledge, mortgage, usufruct (usufruto), arrolamento, fiduciary assignment (cessão fiduciária), fiduciary sale (alienação fiduciária), easement, deed of trust, option, warranty, right of way, encroachment, servitude, conditional sale agreements and restrictions, right of first option or right of first refusal, preemptive rights, drag-along right, right of enjoyment, adverse ownership claim, hypothecation, restriction on transfer of title or voting or similar restrictions on the full ownership and possession of a given Asset, and any other claims, encumbrances or restrictions that have the same or a similar effect to the granting of security interest in such Asset, whether imposed by Contract, Law, equity or otherwise, except for the restrictions imposed by the Shareholders’ Agreement. For clarity, the foregoing shall not include licenses of or other grants of rights to use Intellectual Property or any restrictions on transfer of securities imposed by applicable securities Laws. 9

“Enforceability Exceptions” means (i) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar applicable Laws of general applicability, now or hereafter in effect, affecting or relating to creditors’ rights and remedies generally and (ii) general principles of equity, whether considered in a proceeding at Law or in equity. “Environment” means soil, land surface, or subsurface strata, surface waters, groundwaters, drinking water supply, stream sediments, ambient air, plant and animal life and any other environmental medium or natural resource. “Environmental Law” means any Law that pertains to protection of the environment or human health (to the extent relating to exposure to harmful or deleterious substances), pollution, environmental matters or contamination of any type whatsoever, including all Laws relating to (i) the manufacture, processing, use, distribution, treatment, storage, labeling, disposal, control, recycling, cleanup, generation or transportation of harmful or deleterious substances; (ii) air, surface, ground, water or noise pollution; (iii) any Release; (iv) the protection of wildlife, endangered species, wetlands or other natural resources; (v) the protection of the health and safety of employees and other persons (to the extent relating to exposure to harmful or deleterious substances); and (vi) any notification requirements relating to the foregoing. “ERISA” means the U.S. Employee Retirement Income Security Act, as amended. “Estimated Closing Date Modified Net Asset Amount” means Edwards’ good faith estimate of the Closing Date Modified Net Asset Amount. “Estimated Purchase Price Adjustment Amount” means the amount by which (i) the Estimated Closing Date Modified Net Asset Amount exceeds the Target Closing Date Modified Net Asset Amount or (ii) the Target Closing Date Modified Net Asset Amount exceeds the Estimated Closing Date Modified Net Asset Amount; provided that any amount that is calculated pursuant to clause (ii) above shall be deemed to be a negative number. “Excluded Company Subsidiary Liabilities” means all Liabilities of the Company Subsidiaries as they exist as of the Closing that are not Assumed Liabilities. “Excluded Marks” means the names and marks set forth on Schedule 1.01(d), and any other Trademarks that contain, comprise or are confusingly similar to, or are a confusingly similar derivative or variation of, any of the foregoing. “Final Purchase Price Adjustment Amount” means the amount by which (i) the Closing Date Modified Net Asset Amount exceeds the Estimated Closing Date Modified Net Asset Amount or (ii) the Estimated Closing Date Modified Net Asset Amount exceeds the Closing Date Modified Net Asset Amount; provided that any amount that is calculated pursuant to clause (ii) above shall be deemed to be a negative number. “First Golden Share Approval” means the express written or deemed approval by the Government of Brazil, pursuant to Section 9, paragraph 2, II and III and paragraph 3 of the bylaws (estatuto social) of Edwards, of the transfer of the Contributed Assets and Assumed Liabilities to the Company, the acquisition by Bulls Brazil of the Selling Shares and the Capital Raise, all on the terms, and subject to the conditions, of this Agreement. 10 “Enforceability Exceptions” means (i) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar applicable Laws of general applicability, now or hereafter in effect, affecting or relating to creditors’ rights and remedies generally and (ii) general principles of equity, whether considered in a proceeding at Law or in equity. “Environment” means soil, land surface, or subsurface strata, surface waters, groundwaters, drinking water supply, stream sediments, ambient air, plant and animal life and any other environmental medium or natural resource. “Environmental Law” means any Law that pertains to protection of the environment or human health (to the extent relating to exposure to harmful or deleterious substances), pollution, environmental matters or contamination of any type whatsoever, including all Laws relating to (i) the manufacture, processing, use, distribution, treatment, storage, labeling, disposal, control, recycling, cleanup, generation or transportation of harmful or deleterious substances; (ii) air, surface, ground, water or noise pollution; (iii) any Release; (iv) the protection of wildlife, endangered species, wetlands or other natural resources; (v) the protection of the health and safety of employees and other persons (to the extent relating to exposure to harmful or deleterious substances); and (vi) any notification requirements relating to the foregoing. “ERISA” means the U.S. Employee Retirement Income Security Act, as amended. “Estimated Closing Date Modified Net Asset Amount” means Edwards’ good faith estimate of the Closing Date Modified Net Asset Amount. “Estimated Purchase Price Adjustment Amount” means the amount by which (i) the Estimated Closing Date Modified Net Asset Amount exceeds the Target Closing Date Modified Net Asset Amount or (ii) the Target Closing Date Modified Net Asset Amount exceeds the Estimated Closing Date Modified Net Asset Amount; provided that any amount that is calculated pursuant to clause (ii) above shall be deemed to be a negative number. “Excluded Company Subsidiary Liabilities” means all Liabilities of the Company Subsidiaries as they exist as of the Closing that are not Assumed Liabilities. “Excluded Marks” means the names and marks set forth on Schedule 1.01(d), and any other Trademarks that contain, comprise or are confusingly similar to, or are a confusingly similar derivative or variation of, any of the foregoing. “Final Purchase Price Adjustment Amount” means the amount by which (i) the Closing Date Modified Net Asset Amount exceeds the Estimated Closing Date Modified Net Asset Amount or (ii) the Estimated Closing Date Modified Net Asset Amount exceeds the Closing Date Modified Net Asset Amount; provided that any amount that is calculated pursuant to clause (ii) above shall be deemed to be a negative number. “First Golden Share Approval” means the express written or deemed approval by the Government of Brazil, pursuant to Section 9, paragraph 2, II and III and paragraph 3 of the bylaws (estatuto social) of Edwards, of the transfer of the Contributed Assets and Assumed Liabilities to the Company, the acquisition by Bulls Brazil of the Selling Shares and the Capital Raise, all on the terms, and subject to the conditions, of this Agreement. 10

“Fraud” means conduct consisting of the following elements: (i) representation made of material fact, (ii) that was untrue, (iii) which the Party making the representation knew to be untrue at the time such representation was made, (iv) with the intent to deceive and for the purpose of inducing the recipient to act upon it, (v) on which the recipient relied and (vi) as a result of such reliance, the recipient suffered Losses. “Golden Share” means the one special class common share issued by Edwards and owned by the Government of Brazil. “Governing Documents” means, with respect to any Person, the certificate of incorporation or formation or organization, articles of organization, bylaws, partnership, limited partnership agreement, limited liability company agreement, articles of incorporation, operating agreement, stockholders’ agreement or other similar governing documents of such Person. “Government of Brazil” means the federal government of Brazil, including any instrumentalities or agencies thereof. “Governmental Authority” means the governments of Brazil, the United States and any other sovereign nation or city-state, and any state or other political subdivision thereof, at the federal, state or municipal level, and any other individual, body or entity exercising or having the authority to exercise under the Laws thereof any executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, autarchy, agency, organization, department, bureau, office, board, commission or instrumentality, including any Tax Authority, and any court, arbitrator or arbitration panel with proper authority and jurisdiction under such Laws. “Governmental Authorization” means any permit, consent, license, ratification, waiver, permission, variance, clearance, registration, qualification, approval or authorization issued, granted, given or otherwise made available by or under the lawful authority of any Governmental Authority or pursuant to any Law. For clarity, the foregoing shall not include registrations or applications for Intellectual Property (or any recordation of transfers or licenses thereof or other recordations, approvals or authorizations in relation thereto). “Hazardous Material” means each and every element, compound, chemical mixture, contaminant, pollutant, material or other substance that is defined, determined or identified as hazardous, toxic, pollutant, contaminating, radioactive or words with similar meaning or effect under any Environmental Law or the Release of which is prohibited or regulated under any Environmental Law, including any petroleum and petroleum products and byproducts, asbestos, any radioactive or explosive materials, lead-based paint, chlorofluorocarbons and all other substances that destroy the ozone layer. “HSR Act” means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder. “IFRS” means the International Financial Reporting Standards issued by the International Accounting Standards Board, as in effect from time to time. 11 “Fraud” means conduct consisting of the following elements: (i) representation made of material fact, (ii) that was untrue, (iii) which the Party making the representation knew to be untrue at the time such representation was made, (iv) with the intent to deceive and for the purpose of inducing the recipient to act upon it, (v) on which the recipient relied and (vi) as a result of such reliance, the recipient suffered Losses. “Golden Share” means the one special class common share issued by Edwards and owned by the Government of Brazil. “Governing Documents” means, with respect to any Person, the certificate of incorporation or formation or organization, articles of organization, bylaws, partnership, limited partnership agreement, limited liability company agreement, articles of incorporation, operating agreement, stockholders’ agreement or other similar governing documents of such Person. “Government of Brazil” means the federal government of Brazil, including any instrumentalities or agencies thereof. “Governmental Authority” means the governments of Brazil, the United States and any other sovereign nation or city-state, and any state or other political subdivision thereof, at the federal, state or municipal level, and any other individual, body or entity exercising or having the authority to exercise under the Laws thereof any executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, autarchy, agency, organization, department, bureau, office, board, commission or instrumentality, including any Tax Authority, and any court, arbitrator or arbitration panel with proper authority and jurisdiction under such Laws. “Governmental Authorization” means any permit, consent, license, ratification, waiver, permission, variance, clearance, registration, qualification, approval or authorization issued, granted, given or otherwise made available by or under the lawful authority of any Governmental Authority or pursuant to any Law. For clarity, the foregoing shall not include registrations or applications for Intellectual Property (or any recordation of transfers or licenses thereof or other recordations, approvals or authorizations in relation thereto). “Hazardous Material” means each and every element, compound, chemical mixture, contaminant, pollutant, material or other substance that is defined, determined or identified as hazardous, toxic, pollutant, contaminating, radioactive or words with similar meaning or effect under any Environmental Law or the Release of which is prohibited or regulated under any Environmental Law, including any petroleum and petroleum products and byproducts, asbestos, any radioactive or explosive materials, lead-based paint, chlorofluorocarbons and all other substances that destroy the ozone layer. “HSR Act” means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder. “IFRS” means the International Financial Reporting Standards issued by the International Accounting Standards Board, as in effect from time to time. 11

“Indebtedness” means, without duplication, with respect to a Person, all Liabilities and other obligations of such Person (i) for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money; (ii) to repay any amounts (determined without decrease for any deferred or capitalized financing costs) owed as evidenced by notes, debentures, bonds or other similar instruments reflecting recourse and non-recourse indebtedness; (iii) under any conditional sale, title retention or similar arrangement, or with respect to any deferred purchase price of any Assets or services (but excluding trade accounts payable to the extent reflected as a liability in the Closing Date Modified Net Asset Amount); (iv) to reimburse any obligor on any letter of credit or similar credit transaction securing obligations of any Person, in each case, only to the extent drawn; (v) amounts under any lease of real or personal property, or other similar Contract, that is required to be classified or accounted for as a capital lease in accordance with IFRS or the accounting principles applicable to such Person; (vi) constituting a guarantee of any Liabilities or obligations of any other Persons, excluding any residual value guarantees and first loss default guarantees (other than in respect of Republic Airways Holdings); (vii) for deferred or unrecovered rent or royalties owed by such Person under any lease, license, concession or other similar arrangement; (viii) secured by an Encumbrance (other than Permitted Encumbrance) on any of such Person’s Assets; (ix) any unpaid principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitments and other fees, indemnities and all other amounts payable in connection with any of the foregoing, and (x) net liability mark-to-market positions in derivative financial instruments, including swap and options contracts related to exchange and interest rate fluctuations, to the extent arising in the Ordinary Course. “Indemnified Person” means either a Bulls Brazil Indemnified Person or an Edwards Indemnified Person, as the case may be. “Indemnified Taxes” means, without duplication, (i) any and all Taxes of any member of the Company Group relating to or attributable to any Pre-Closing Tax Period, (ii) any and all Taxes associated with the Contributed Assets or the Commercial Aviation Business relating to or attributable to any Pre-Closing Tax Period, (iii) any and all Taxes of any member of the Edwards Group (other than Taxes of any member of the Company Group) relating to or attributable to any Taxable period, (iv) any and all Taxes of any Person imposed on any member of the Company Group (or on the Contributed Assets or Commercial Aviation Business) arising under the principles of transferee or successor liability, by Contract or pursuant to any applicable Law, which relate to an event or transaction occurring before the Closing and are properly allocable to a Pre-Closing Tax Period, (v) any and all Taxes described in Article VI or as otherwise provided in this Agreement that are properly allocable to Edwards, (vi) any and all Taxes resulting from the Contribution or the implementation of the Contribution Steps Plan, (vii) any and all Taxes of any member of an affiliated, consolidated, combined or unitary group of which a member of the Company Group (or any predecessor of such member) is or was a member on or prior to the Closing Date pursuant to Section 1.1502-6 of the Treasury Regulations under the Code or any analogous or comparable provisions of local, state or non-U.S. Law, (viii) any and all Taxes properly allocable to the Edwards Group arising as a result of the sale of the Selling Shares, and (ix) any and all Taxes that result from or are connected with the Capital Raise. “Indemnifying Person” means either Edwards or Bulls Brazil, as the case may be. 12 “Indebtedness” means, without duplication, with respect to a Person, all Liabilities and other obligations of such Person (i) for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money; (ii) to repay any amounts (determined without decrease for any deferred or capitalized financing costs) owed as evidenced by notes, debentures, bonds or other similar instruments reflecting recourse and non-recourse indebtedness; (iii) under any conditional sale, title retention or similar arrangement, or with respect to any deferred purchase price of any Assets or services (but excluding trade accounts payable to the extent reflected as a liability in the Closing Date Modified Net Asset Amount); (iv) to reimburse any obligor on any letter of credit or similar credit transaction securing obligations of any Person, in each case, only to the extent drawn; (v) amounts under any lease of real or personal property, or other similar Contract, that is required to be classified or accounted for as a capital lease in accordance with IFRS or the accounting principles applicable to such Person; (vi) constituting a guarantee of any Liabilities or obligations of any other Persons, excluding any residual value guarantees and first loss default guarantees (other than in respect of Republic Airways Holdings); (vii) for deferred or unrecovered rent or royalties owed by such Person under any lease, license, concession or other similar arrangement; (viii) secured by an Encumbrance (other than Permitted Encumbrance) on any of such Person’s Assets; (ix) any unpaid principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitments and other fees, indemnities and all other amounts payable in connection with any of the foregoing, and (x) net liability mark-to-market positions in derivative financial instruments, including swap and options contracts related to exchange and interest rate fluctuations, to the extent arising in the Ordinary Course. “Indemnified Person” means either a Bulls Brazil Indemnified Person or an Edwards Indemnified Person, as the case may be. “Indemnified Taxes” means, without duplication, (i) any and all Taxes of any member of the Company Group relating to or attributable to any Pre-Closing Tax Period, (ii) any and all Taxes associated with the Contributed Assets or the Commercial Aviation Business relating to or attributable to any Pre-Closing Tax Period, (iii) any and all Taxes of any member of the Edwards Group (other than Taxes of any member of the Company Group) relating to or attributable to any Taxable period, (iv) any and all Taxes of any Person imposed on any member of the Company Group (or on the Contributed Assets or Commercial Aviation Business) arising under the principles of transferee or successor liability, by Contract or pursuant to any applicable Law, which relate to an event or transaction occurring before the Closing and are properly allocable to a Pre-Closing Tax Period, (v) any and all Taxes described in Article VI or as otherwise provided in this Agreement that are properly allocable to Edwards, (vi) any and all Taxes resulting from the Contribution or the implementation of the Contribution Steps Plan, (vii) any and all Taxes of any member of an affiliated, consolidated, combined or unitary group of which a member of the Company Group (or any predecessor of such member) is or was a member on or prior to the Closing Date pursuant to Section 1.1502-6 of the Treasury Regulations under the Code or any analogous or comparable provisions of local, state or non-U.S. Law, (viii) any and all Taxes properly allocable to the Edwards Group arising as a result of the sale of the Selling Shares, and (ix) any and all Taxes that result from or are connected with the Capital Raise. “Indemnifying Person” means either Edwards or Bulls Brazil, as the case may be. 12

“Indemnity Loss” means any and all Losses (regardless whether such Losses result from the negligence, gross negligence or strict liability of, or any other basis of liability under the Law or in equity with respect to, an Indemnified Person); provided that (a) punitive and exemplary damages shall not constitute Indemnity Losses except to the extent they are payable in a Third Party Claim against an Indemnified Person for which such Indemnified Person is entitled to indemnification under this Agreement and (b) consequential and special damages (including damages relating to lost profits and diminution in value, to the extent such lost profits and diminution in value constitute consequential damages) shall not constitute Indemnity Losses except to the extent they are (i) payable in a Third Party Claim against an Indemnified Person for which such Indemnified Person is entitled to indemnification under this Agreement or (ii) the natural, probable and reasonably foreseeable result of the matter, facts or circumstances that gave rise to such Indemnity Loss, taking into account any special circumstances known by or reasonably apparent to the Indemnifying Person at the later of (x) the date of this Agreement and (y) the time of the event or occurrence providing the basis for indemnification of Indemnity Losses, but excluding, in connection with this clause (ii) only, damages calculated based on multiples of earnings, EBITDA or similar financial metrics, other than in the case of Fraud. “Insolvency Event” means any of the following events: (i) Edwards makes a general assignment of its assets for the benefit of its creditors, including attachment of, execution on, or the appointment of a custodian or receiver with respect to a substantial part of Edwards’ property or any property essential to the conduct of its business; (ii) Edwards files, or undertakes, any composition or arrangement with creditors generally, winding-up, dissolution, administration, receivership (administrative or otherwise), judicial reorganization (recuperação judicial), out of court reorganization (recuperação extrajudicial), bankruptcy (falência) or any event analogous to any of the foregoing shall occur in any jurisdiction in which Edwards is organized, resident or carries on business; and (iii) a Person files a request for bankruptcy (falência) against Edwards and such proceeding (x) is not timely defended pursuant to applicable Law and is not settled, stayed or dismissed within sixty (60) days from the filing of the defense (contestação) or (y) secured by a preventive deposit (depósito elisivo) timely made. “Intellectual Property” means all intellectual property and industrial property rights arising under the Laws of any jurisdiction, including: (a) patents, patent applications and statutory invention registrations and similar rights in inventions, (b) copyrights and all rights in any original works of authorship that are within the scope of any applicable copyright Law, (c) trade secrets and all other intellectual property rights in confidential or proprietary information, processes, technology, designs, formulae, algorithms, procedures, methods, discoveries, specifications, inventions, compositions, formulae, and know-how, and (d) any trademarks, service marks, trade names, service names, trade dress, logos, domain names, and other identifiers of source or origin (“Trademarks”), together with goodwill associated with any of the foregoing. “Intervening Event” means any material event or development or material change in circumstances involving the Edwards Group that (a) is unknown and not reasonably foreseeable by any member of the Edwards Board as of the date of this Agreement, and (b) does not relate to any Competing Transaction or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to a Competing Transaction; provided that in no event shall the following constitute an Intervening Event: any event or development relating to (i) Bulls Parent, 13 “Indemnity Loss” means any and all Losses (regardless whether such Losses result from the negligence, gross negligence or strict liability of, or any other basis of liability under the Law or in equity with respect to, an Indemnified Person); provided that (a) punitive and exemplary damages shall not constitute Indemnity Losses except to the extent they are payable in a Third Party Claim against an Indemnified Person for which such Indemnified Person is entitled to indemnification under this Agreement and (b) consequential and special damages (including damages relating to lost profits and diminution in value, to the extent such lost profits and diminution in value constitute consequential damages) shall not constitute Indemnity Losses except to the extent they are (i) payable in a Third Party Claim against an Indemnified Person for which such Indemnified Person is entitled to indemnification under this Agreement or (ii) the natural, probable and reasonably foreseeable result of the matter, facts or circumstances that gave rise to such Indemnity Loss, taking into account any special circumstances known by or reasonably apparent to the Indemnifying Person at the later of (x) the date of this Agreement and (y) the time of the event or occurrence providing the basis for indemnification of Indemnity Losses, but excluding, in connection with this clause (ii) only, damages calculated based on multiples of earnings, EBITDA or similar financial metrics, other than in the case of Fraud. “Insolvency Event” means any of the following events: (i) Edwards makes a general assignment of its assets for the benefit of its creditors, including attachment of, execution on, or the appointment of a custodian or receiver with respect to a substantial part of Edwards’ property or any property essential to the conduct of its business; (ii) Edwards files, or undertakes, any composition or arrangement with creditors generally, winding-up, dissolution, administration, receivership (administrative or otherwise), judicial reorganization (recuperação judicial), out of court reorganization (recuperação extrajudicial), bankruptcy (falência) or any event analogous to any of the foregoing shall occur in any jurisdiction in which Edwards is organized, resident or carries on business; and (iii) a Person files a request for bankruptcy (falência) against Edwards and such proceeding (x) is not timely defended pursuant to applicable Law and is not settled, stayed or dismissed within sixty (60) days from the filing of the defense (contestação) or (y) secured by a preventive deposit (depósito elisivo) timely made. “Intellectual Property” means all intellectual property and industrial property rights arising under the Laws of any jurisdiction, including: (a) patents, patent applications and statutory invention registrations and similar rights in inventions, (b) copyrights and all rights in any original works of authorship that are within the scope of any applicable copyright Law, (c) trade secrets and all other intellectual property rights in confidential or proprietary information, processes, technology, designs, formulae, algorithms, procedures, methods, discoveries, specifications, inventions, compositions, formulae, and know-how, and (d) any trademarks, service marks, trade names, service names, trade dress, logos, domain names, and other identifiers of source or origin (“Trademarks”), together with goodwill associated with any of the foregoing. “Intervening Event” means any material event or development or material change in circumstances involving the Edwards Group that (a) is unknown and not reasonably foreseeable by any member of the Edwards Board as of the date of this Agreement, and (b) does not relate to any Competing Transaction or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to a Competing Transaction; provided that in no event shall the following constitute an Intervening Event: any event or development relating to (i) Bulls Parent, 13

Bulls Brazil or any of their respective Affiliates, or any competitor of Edwards or any other member of the Edwards Group, (ii) the absence of or failure to obtain any Governmental Authorization (including the Second Golden Share Approval) from, or any communications from or positions taken by the Government of Brazil prior to the Shareholder Meeting, (iii) the termination of the Contribution Agreement, or (iv) changes in and of themselves in the market price or trading volume of the equity securities of Edwards, the ratings or the ratings outlook for Edwards by any applicable rating agency or any analyst’s recommendations or ratings with respect to Edwards (it being understood that the underlying facts and circumstances giving rise to any of the changes referred to in this clause (iv) may, if not otherwise excluded from the definition of Intervening Event, be considered in determining whether an Intervening Event has occurred). “IRS” means the U.S. Internal Revenue Service. “IT Assets” means all hardware, software, databases, systems, websites, applications, networks and other information technology assets and equipment (excluding any software contained in any of the foregoing that embodies Intellectual Property that was designed and/or developed by Edwards or its Affiliates (“Edwards Proprietary Software”)). “Key Employee” means all individuals set forth on Schedule 1.01(e). “Knowledge” means the actual knowledge, after having reviewed the applicable representation or warranty set forth in Article III and after reasonable inquiry by such individual of the employees that report directly to such individual, of the individuals set forth on Schedule 1.01(f). “Law” means any and all laws (including common laws), constitutions, statutes, decrees, ordinances, directives, regulations, rules, codes and any other legislation enacted, promulgated or prescribed by or under the authority of, any Governmental Authority, including a Tax Authority, whether domestic or foreign, and including all Orders and the terms of any Governmental Authorizations. “Legal Proceeding” means any Claim, action, demand, lawsuit, arbitration, mediation, inquiry, audit, notice of violation, proceeding, litigation, citation, summons or subpoena by or before any Governmental Authority of any nature, whether civil, criminal, administrative, regulatory or otherwise, and whether at Law or in equity. “Liability” or “Liabilities” means any and all debts, liabilities, guarantees, binding assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due and whenever or however arising. “Loss” or “Losses” means any and all losses, damages (including consequential, special, punitive, exemplary and incidental damages), penalties, fines, Taxes, costs and expenses, and the amounts of and/or paid or payable in respect of, any and all Liabilities and Claims (including interest, penalties, reasonable attorneys’ and accountants’ fees and disbursements and all amounts paid in investigation, defense or settlement of any of the foregoing), including any of the foregoing or portion thereof that may arise out of or relate to the period after the Closing. 14 Bulls Brazil or any of their respective Affiliates, or any competitor of Edwards or any other member of the Edwards Group, (ii) the absence of or failure to obtain any Governmental Authorization (including the Second Golden Share Approval) from, or any communications from or positions taken by the Government of Brazil prior to the Shareholder Meeting, (iii) the termination of the Contribution Agreement, or (iv) changes in and of themselves in the market price or trading volume of the equity securities of Edwards, the ratings or the ratings outlook for Edwards by any applicable rating agency or any analyst’s recommendations or ratings with respect to Edwards (it being understood that the underlying facts and circumstances giving rise to any of the changes referred to in this clause (iv) may, if not otherwise excluded from the definition of Intervening Event, be considered in determining whether an Intervening Event has occurred). “IRS” means the U.S. Internal Revenue Service. “IT Assets” means all hardware, software, databases, systems, websites, applications, networks and other information technology assets and equipment (excluding any software contained in any of the foregoing that embodies Intellectual Property that was designed and/or developed by Edwards or its Affiliates (“Edwards Proprietary Software”)). “Key Employee” means all individuals set forth on Schedule 1.01(e). “Knowledge” means the actual knowledge, after having reviewed the applicable representation or warranty set forth in Article III and after reasonable inquiry by such individual of the employees that report directly to such individual, of the individuals set forth on Schedule 1.01(f). “Law” means any and all laws (including common laws), constitutions, statutes, decrees, ordinances, directives, regulations, rules, codes and any other legislation enacted, promulgated or prescribed by or under the authority of, any Governmental Authority, including a Tax Authority, whether domestic or foreign, and including all Orders and the terms of any Governmental Authorizations. “Legal Proceeding” means any Claim, action, demand, lawsuit, arbitration, mediation, inquiry, audit, notice of violation, proceeding, litigation, citation, summons or subpoena by or before any Governmental Authority of any nature, whether civil, criminal, administrative, regulatory or otherwise, and whether at Law or in equity. “Liability” or “Liabilities” means any and all debts, liabilities, guarantees, binding assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due and whenever or however arising. “Loss” or “Losses” means any and all losses, damages (including consequential, special, punitive, exemplary and incidental damages), penalties, fines, Taxes, costs and expenses, and the amounts of and/or paid or payable in respect of, any and all Liabilities and Claims (including interest, penalties, reasonable attorneys’ and accountants’ fees and disbursements and all amounts paid in investigation, defense or settlement of any of the foregoing), including any of the foregoing or portion thereof that may arise out of or relate to the period after the Closing. 14

“Material Customer” means each customer of the Commercial Aviation Business with whom the Edwards Group has a Contract for the payment for goods and services in an amount greater than or equal to one hundred million dollars ($100,000,000). “Material Supplier” means each supplier or vendor of the Commercial Aviation Business (i) with which the Edwards Group has a Contract for the payment for goods and services in an amount greater than or equal to seventy-five million dollars ($75,000,000) for the twelve (12)- month period immediately prior to the date hereof or expected to be paid for the twelve (12)- month period after the date hereof, (ii) that is a sole source supplier to the Edwards Group, or (iii) that supplies a statement of work (“SOW”) and such SOW cannot be substituted (A) with another SOW from a different supplier of goods and services providing equivalent pricing together with equivalent or better quality and delivery performance; and (B) upon no more than three (3) months’ notice. “Material Tax Contest” means any Tax Contest for a Pre-Closing Tax Period (including, for the avoidance of doubt, a Tax Contest that relates to a Straddle Period) with a Brazilian Tax Authority that (1) could give rise to an Indemnified Tax and (2) the Indemnified Tax could have a minimum exposure of one million dollars ($1,000,000); provided that Material Tax Contest shall not include any Tax Contest for a Straddle Period if the disputed Taxes attributable to the Post-Closing Tax Period (if any) could exceed the amount of the Indemnified Tax. “Minimum Required Spending” means the budget for capital and maintenance expenditures, capitalized and expensed research and development investment, capitalized and expensed engineering, and the other items, in each case, as set forth on the attached Schedule 1.01(g), setting forth by quarter the foregoing expenditures to be made by Edwards exclusively in connection with the Commercial Aviation Business. “Net Debt Amount” means Edwards’ good faith estimate of an amount equal to (i) the sum of the Indebtedness of the Company Group minus (ii) the sum of the Cash of the Company Group, in the case of each of the foregoing, determined as of the Adjustment Time and calculated in accordance with the Agreed Accounting Principles. “NYSE” means the New York Stock Exchange. “Order” means any award, decision, injunction, judgment, writ, decree, ruling, subpoena, verdict, consent decree, compliance order, civil or administrative order or other order entered, issued, made or rendered by any court, administrative agency or other Governmental Authority acting in its official capacity as such, or by any arbitrator or arbitration panel, in each case acting within its authority under Law. “Ordinary Course” means, with respect to a Person, such Person’s ordinary course of business consistent with past practice. “PATRIOT Act” means the U.S. Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “Permitted Encumbrances” means (i) Encumbrances of mechanics, carriers, workmen, repairmen, warehouseman, materialmen or other similar Encumbrances arising or incurred in the 15 “Material Customer” means each customer of the Commercial Aviation Business with whom the Edwards Group has a Contract for the payment for goods and services in an amount greater than or equal to one hundred million dollars ($100,000,000). “Material Supplier” means each supplier or vendor of the Commercial Aviation Business (i) with which the Edwards Group has a Contract for the payment for goods and services in an amount greater than or equal to seventy-five million dollars ($75,000,000) for the twelve (12)- month period immediately prior to the date hereof or expected to be paid for the twelve (12)- month period after the date hereof, (ii) that is a sole source supplier to the Edwards Group, or (iii) that supplies a statement of work (“SOW”) and such SOW cannot be substituted (A) with another SOW from a different supplier of goods and services providing equivalent pricing together with equivalent or better quality and delivery performance; and (B) upon no more than three (3) months’ notice. “Material Tax Contest” means any Tax Contest for a Pre-Closing Tax Period (including, for the avoidance of doubt, a Tax Contest that relates to a Straddle Period) with a Brazilian Tax Authority that (1) could give rise to an Indemnified Tax and (2) the Indemnified Tax could have a minimum exposure of one million dollars ($1,000,000); provided that Material Tax Contest shall not include any Tax Contest for a Straddle Period if the disputed Taxes attributable to the Post-Closing Tax Period (if any) could exceed the amount of the Indemnified Tax. “Minimum Required Spending” means the budget for capital and maintenance expenditures, capitalized and expensed research and development investment, capitalized and expensed engineering, and the other items, in each case, as set forth on the attached Schedule 1.01(g), setting forth by quarter the foregoing expenditures to be made by Edwards exclusively in connection with the Commercial Aviation Business. “Net Debt Amount” means Edwards’ good faith estimate of an amount equal to (i) the sum of the Indebtedness of the Company Group minus (ii) the sum of the Cash of the Company Group, in the case of each of the foregoing, determined as of the Adjustment Time and calculated in accordance with the Agreed Accounting Principles. “NYSE” means the New York Stock Exchange. “Order” means any award, decision, injunction, judgment, writ, decree, ruling, subpoena, verdict, consent decree, compliance order, civil or administrative order or other order entered, issued, made or rendered by any court, administrative agency or other Governmental Authority acting in its official capacity as such, or by any arbitrator or arbitration panel, in each case acting within its authority under Law. “Ordinary Course” means, with respect to a Person, such Person’s ordinary course of business consistent with past practice. “PATRIOT Act” means the U.S. Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “Permitted Encumbrances” means (i) Encumbrances of mechanics, carriers, workmen, repairmen, warehouseman, materialmen or other similar Encumbrances arising or incurred in the 15

Ordinary Course for security amounts that are not overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such member of the Company Group) have been established on the balance sheet of any member of the Company Group; (ii) Encumbrances for Taxes, labor Claims, assessments and other governmental charges which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such member of the Company Group) have been established on the balance sheet of any member of the Company Group; (iii) all building codes, zoning, planning, land use and special designations of record or other similar limitation or restriction issued by a Governmental Authority having jurisdiction over the Contributed Facilities that are not violated in any material respect by the present use or occupancy of Contributed Facilities subject thereto or by the implementation of the Contribution; (iv) as to the Leased Facilities, the terms and conditions of the Real Property Leases with respect thereto; (v) any Encumbrances that are expressly set forth in any Governing Documents, this Agreement or any Ancillary Agreement; (vi) with respect to the Owned Facilities and Leased Facilities, defects, imperfections or irregularities in title, easements, covenants and rights of way and other similar restrictions, in each case, that (A) individually or in the aggregate, are not and would not reasonably be expected to be material as to any of such Owned Facilities or Leased Facilities, or (B) do not affect in any material respect the transfer and registration of such Owned Facilities and Leased Facilities as part of the Contribution; (vii) as to any Real Property Lease, any Encumbrance affecting solely the interest of the landlord or tenant thereunder, which does not impair in any material respect the value or use of such Real Property Lease as currently used by Edwards; (viii) statutory landlords’ or lessors’ liens under the Real Property Leases arising in the Ordinary Course with respect to rent payable thereunder and securing amounts that are not delinquent; and (ix) any Encumbrances set forth in Schedule 1.01(c). “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, or other entity, including a Governmental Authority. “Post-Closing Tax Period” means any Tax period (or portion of any Straddle Period) beginning after the Closing Date. “Post-Contribution Steps” means those steps and actions identified in the Contribution Steps Plan required to be taken by Edwards after the Contribution and before the Closing. “Pre-Closing Tax Period” means any Tax period (or portion of any Straddle Period) ending on or before the Closing Date. “Pre-Contribution Steps” means those steps and actions identified in the Contribution Steps Plan required to be completed by Edwards prior to the Contribution. “Privacy Policies” means all applicable policies, terms and conditions of any member of the Edwards Group that govern the collection, sharing and use of personal or personally identifiable information in the conduct of the Commercial Aviation Business. 16 Ordinary Course for security amounts that are not overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such member of the Company Group) have been established on the balance sheet of any member of the Company Group; (ii) Encumbrances for Taxes, labor Claims, assessments and other governmental charges which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such member of the Company Group) have been established on the balance sheet of any member of the Company Group; (iii) all building codes, zoning, planning, land use and special designations of record or other similar limitation or restriction issued by a Governmental Authority having jurisdiction over the Contributed Facilities that are not violated in any material respect by the present use or occupancy of Contributed Facilities subject thereto or by the implementation of the Contribution; (iv) as to the Leased Facilities, the terms and conditions of the Real Property Leases with respect thereto; (v) any Encumbrances that are expressly set forth in any Governing Documents, this Agreement or any Ancillary Agreement; (vi) with respect to the Owned Facilities and Leased Facilities, defects, imperfections or irregularities in title, easements, covenants and rights of way and other similar restrictions, in each case, that (A) individually or in the aggregate, are not and would not reasonably be expected to be material as to any of such Owned Facilities or Leased Facilities, or (B) do not affect in any material respect the transfer and registration of such Owned Facilities and Leased Facilities as part of the Contribution; (vii) as to any Real Property Lease, any Encumbrance affecting solely the interest of the landlord or tenant thereunder, which does not impair in any material respect the value or use of such Real Property Lease as currently used by Edwards; (viii) statutory landlords’ or lessors’ liens under the Real Property Leases arising in the Ordinary Course with respect to rent payable thereunder and securing amounts that are not delinquent; and (ix) any Encumbrances set forth in Schedule 1.01(c). “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, or other entity, including a Governmental Authority. “Post-Closing Tax Period” means any Tax period (or portion of any Straddle Period) beginning after the Closing Date. “Post-Contribution Steps” means those steps and actions identified in the Contribution Steps Plan required to be taken by Edwards after the Contribution and before the Closing. “Pre-Closing Tax Period” means any Tax period (or portion of any Straddle Period) ending on or before the Closing Date. “Pre-Contribution Steps” means those steps and actions identified in the Contribution Steps Plan required to be completed by Edwards prior to the Contribution. “Privacy Policies” means all applicable policies, terms and conditions of any member of the Edwards Group that govern the collection, sharing and use of personal or personally identifiable information in the conduct of the Commercial Aviation Business. 16

“PTAX Rate” means the arithmetic average of the buying and selling rate (PTAX) for any two (2) currencies published by the Brazilian Central Bank on its website (http://www.bcb.gov.br/pt-br/#!/n/txcambio) (or, if such site or source is unavailable, its equivalent successor source or any other authoritative source as may be mutually agreed between Bulls Brazil and Edwards). “Real Property Leases” means all real property leases, subleases, licenses, occupancy agreements and other Contracts to which Edwards or any other member of the Edwards Group is a party or by which any of them is bound relating to the Leased Facilities, pursuant to which Edwards holds or has been granted the right to use or occupy, now or in the future, the Leased Facilities or any portion thereof, including any and all modifications, amendments, renewals, extensions and supplements thereto and any assignments thereof. “Related Party Contract” means any Contract relating to the Commercial Aviation Business between any member of the Company Group, on the one hand, and Edwards or any of its respective Affiliates (other than the members of the Company Group), on the other hand. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, discharging, escaping, leaching, dumping, discarding, depositing, dispersing, migration, burying, abandoning or disposing on or into the Environment of any Hazardous Materials whether or not such Release is deemed a violation of Environmental Laws. “Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers or other financial advisors, agents and other representatives of such Person and its Subsidiaries and Affiliates. “Retained Business” means, in each case as of the Closing, (a) the Lineage, Legacy and AEWC programs that use Commercial Aviation Business platforms; (b) the businesses conducted by each of OGMA - Indústria Aeronáutica de Portugal S.A. (“OGMA”), Atech Negócios em Tecnologias S.A., Savis Tecnologias e Sistemas S.A., Visiona Tecnologia Espacial S.A., Embraer Business Innovation Center, Inc. and Embraer Aero Seating Technologies (the “Excluded Companies”) and (c) any crop dusting business, including the Ipanema crop duster aircraft; provided that the businesses in clause (b) shall not include any businesses to the extent conducted as of the Closing by members of the Edwards Group (including the Company Group) outside of the Excluded Companies (for the avoidance of doubt, the businesses conducted by and in the Excluded Companies are, themselves, included in the Retained Business). “SEC” means the U.S. Securities and Exchange Commission. “Second Golden Share Approval” means the express or deemed approval by the Government of Brazil in respect of its Golden Share, pursuant to Section 9, paragraph 2, IV of the bylaws (estatuto social) of Edwards, whether by the affirmative vote by the Government of Brazil or the failure by the Government of Brazil to exercise its veto right at the Shareholder Meeting called for the Shareholder Approval, of the transfer of the Contributed Assets and Assumed Liabilities to the Company, the acquisition by Bulls Brazil of the Selling Shares and the Capital Raise, all on the terms, and subject to the conditions, of this Agreement, including the execution of this Agreement and the Ancillary Agreements, without any additional terms or 17 “PTAX Rate” means the arithmetic average of the buying and selling rate (PTAX) for any two (2) currencies published by the Brazilian Central Bank on its website (http://www.bcb.gov.br/pt-br/#!/n/txcambio) (or, if such site or source is unavailable, its equivalent successor source or any other authoritative source as may be mutually agreed between Bulls Brazil and Edwards). “Real Property Leases” means all real property leases, subleases, licenses, occupancy agreements and other Contracts to which Edwards or any other member of the Edwards Group is a party or by which any of them is bound relating to the Leased Facilities, pursuant to which Edwards holds or has been granted the right to use or occupy, now or in the future, the Leased Facilities or any portion thereof, including any and all modifications, amendments, renewals, extensions and supplements thereto and any assignments thereof. “Related Party Contract” means any Contract relating to the Commercial Aviation Business between any member of the Company Group, on the one hand, and Edwards or any of its respective Affiliates (other than the members of the Company Group), on the other hand. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, discharging, escaping, leaching, dumping, discarding, depositing, dispersing, migration, burying, abandoning or disposing on or into the Environment of any Hazardous Materials whether or not such Release is deemed a violation of Environmental Laws. “Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers or other financial advisors, agents and other representatives of such Person and its Subsidiaries and Affiliates. “Retained Business” means, in each case as of the Closing, (a) the Lineage, Legacy and AEWC programs that use Commercial Aviation Business platforms; (b) the businesses conducted by each of OGMA - Indústria Aeronáutica de Portugal S.A. (“OGMA”), Atech Negócios em Tecnologias S.A., Savis Tecnologias e Sistemas S.A., Visiona Tecnologia Espacial S.A., Embraer Business Innovation Center, Inc. and Embraer Aero Seating Technologies (the “Excluded Companies”) and (c) any crop dusting business, including the Ipanema crop duster aircraft; provided that the businesses in clause (b) shall not include any businesses to the extent conducted as of the Closing by members of the Edwards Group (including the Company Group) outside of the Excluded Companies (for the avoidance of doubt, the businesses conducted by and in the Excluded Companies are, themselves, included in the Retained Business). “SEC” means the U.S. Securities and Exchange Commission. “Second Golden Share Approval” means the express or deemed approval by the Government of Brazil in respect of its Golden Share, pursuant to Section 9, paragraph 2, IV of the bylaws (estatuto social) of Edwards, whether by the affirmative vote by the Government of Brazil or the failure by the Government of Brazil to exercise its veto right at the Shareholder Meeting called for the Shareholder Approval, of the transfer of the Contributed Assets and Assumed Liabilities to the Company, the acquisition by Bulls Brazil of the Selling Shares and the Capital Raise, all on the terms, and subject to the conditions, of this Agreement, including the execution of this Agreement and the Ancillary Agreements, without any additional terms or 17 conditions or any waiver, amendment, modification or supplement to this Agreement or the Ancillary Agreements, or the transactions contemplated hereby or thereby, but excluding any Brazilian antitrust approval by CADE. “Securities Act” means the U.S. Securities Act of 1933 and the rules and regulations promulgated thereunder. “Selling Shares Percentage” means a percentage equal to eighty percent (80%) of the result of (i) the Base Bulls Acquisition Value minus the Net Debt Amount divided by (ii) the Base Bulls Acquisition Value minus eighty percent (80%) of the Net Debt Amount. “Shareholder Approval” means the approval of the Shareholder Vote Proposals by the shareholders of Edwards with at least a majority of the valid votes at an extraordinary Shareholder Meeting properly called and held with the specific purpose of approving the Shareholder Vote Proposals. “Shareholder Meeting Materials” means the materials prepared by Edwards for the Shareholder Meeting (together with any amendments and supplements thereto) that are required by Law for the purpose of obtaining the Shareholders Approvals. “Shareholder Vote Proposals” means the proposals to approve the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements by the Edwards Group. “Shares” means the common stock and the preferred stock, all registered and with no par value, of the Company. “Straddle Period” means any Tax year or period beginning on or before the Closing Date and ending after the Closing Date. “Subsidiary” means, with respect to any given Person, any other Person the equity interests of which are wholly-owned, directly or indirectly, at the relevant time, by that Person (except for any equity interests issued or transferred to “nominee” equityholders (or the equivalent) as necessary or desirable under the Laws of the jurisdiction of formation of such corporation, limited liability company, partnership, association or other entity) but only for so long as they are wholly-owned. For the avoidance of doubt, each member of the Company Group shall only be deemed a Subsidiary of Edwards up to and until the Closing. “Superior Proposal” means a bona fide written proposal or offer with respect to any Competing Transaction (provided that, for purposes of this definition, references in the definition of Competing Transaction to “10% or more” shall be deemed references to “more than 50%”, and provided, further, that (b)(x)(iii) and (b)(y) of such defined term shall be excluded), that (i) did not result from a breach of Section 5.09, (ii) is for consideration that is at least one hundred and five percent (105%) of the sum of the Base Purchase Price and the Capital Raise Amount, and (iii) the Edwards Board determines in good faith, after consultation with outside legal counsel and a financial advisor, and taking into account the legal, financial, regulatory, financing, certainty and timing and other relevant aspects of such proposal and the Person making the proposal and its plans for the Commercial Aviation Business and such other factors 18 conditions or any waiver, amendment, modification or supplement to this Agreement or the Ancillary Agreements, or the transactions contemplated hereby or thereby, but excluding any Brazilian antitrust approval by CADE. “Securities Act” means the U.S. Securities Act of 1933 and the rules and regulations promulgated thereunder. “Selling Shares Percentage” means a percentage equal to eighty percent (80%) of the result of (i) the Base Bulls Acquisition Value minus the Net Debt Amount divided by (ii) the Base Bulls Acquisition Value minus eighty percent (80%) of the Net Debt Amount. “Shareholder Approval” means the approval of the Shareholder Vote Proposals by the shareholders of Edwards with at least a majority of the valid votes at an extraordinary Shareholder Meeting properly called and held with the specific purpose of approving the Shareholder Vote Proposals. “Shareholder Meeting Materials” means the materials prepared by Edwards for the Shareholder Meeting (together with any amendments and supplements thereto) that are required by Law for the purpose of obtaining the Shareholders Approvals. “Shareholder Vote Proposals” means the proposals to approve the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements by the Edwards Group. “Shares” means the common stock and the preferred stock, all registered and with no par value, of the Company. “Straddle Period” means any Tax year or period beginning on or before the Closing Date and ending after the Closing Date. “Subsidiary” means, with respect to any given Person, any other Person the equity interests of which are wholly-owned, directly or indirectly, at the relevant time, by that Person (except for any equity interests issued or transferred to “nominee” equityholders (or the equivalent) as necessary or desirable under the Laws of the jurisdiction of formation of such corporation, limited liability company, partnership, association or other entity) but only for so long as they are wholly-owned. For the avoidance of doubt, each member of the Company Group shall only be deemed a Subsidiary of Edwards up to and until the Closing. “Superior Proposal” means a bona fide written proposal or offer with respect to any Competing Transaction (provided that, for purposes of this definition, references in the definition of Competing Transaction to “10% or more” shall be deemed references to “more than 50%”, and provided, further, that (b)(x)(iii) and (b)(y) of such defined term shall be excluded), that (i) did not result from a breach of Section 5.09, (ii) is for consideration that is at least one hundred and five percent (105%) of the sum of the Base Purchase Price and the Capital Raise Amount, and (iii) the Edwards Board determines in good faith, after consultation with outside legal counsel and a financial advisor, and taking into account the legal, financial, regulatory, financing, certainty and timing and other relevant aspects of such proposal and the Person making the proposal and its plans for the Commercial Aviation Business and such other factors 18 that are deemed relevant by the Edwards Board, is on terms more favorable to the Edwards Group than the transactions contemplated by this Agreement (after taking into account any revisions to the terms of this Agreement that may be proposed by Bulls Brazil at such time) and the Ancillary Agreements, taken as a whole. “Target Closing Date Modified Net Asset Amount” means an amount equal to two hundred twenty-five million dollars ($225,000,000). “Tax” (and, with correlative meaning, “Taxes”, “Taxable” and “Taxation”) means, without duplication, (i) taxes, charges, fees, contributions, social contributions, contributions on economic intervention imposts, levies or any other assessments imposed by any Tax Authority, of any country, state, province or municipality, including all income, profits, revenues, franchise, services, receipts, gross receipts, margin, capital, financial, net worth, sales, use, excise, recording, real estate, real estate transfer, escheat, unclaimed property, withholding, alternative minimum or add on, ad valorem, inventory, payroll, estimated, goods and services, employment, welfare, social security, disability, occupation, unemployment, general business, premium, real property, personal property, capital stock, stock transfer, stamp, transfer, documentary, conveyance, production, windfall profits, pension, duties, customs duties, contributions on import transactions, value added and other similar taxes, withholdings, duties, charges, fees, levies, imposts, license and registration fees, governmental charges and assessments, including related interest, penalties, fines, additions to tax and expenses levied by any national, federal, state and local Tax Authority, (ii) any Liability for the payment of amounts described in clause (i) whether as a result of transferee liability, joint and several or secondary liability for being a member of an affiliated, consolidated, combined, unitary or other economic group (defined within the meaning of Section 1504(a) of the Code or any similar provision of foreign, state, provincial or local applicable Law), including under Section 1.1502-6 of the Treasury Regulations for any period, or payable by reason of contract assumption, operation of Law, or otherwise and (iii) any Liability for the payment of amounts described in clause (i) or clause (ii) as a result of any Tax sharing, Tax indemnity or Tax allocation agreement. “Tax Authority” means any national, federal, state, local, or municipal Governmental Authority exercising authority to charge, audit, regulate and/or administer the imposition of Taxes (including the Brazilian Federal Revenue Service (Secretaria da Receita Federal do Brasil) and the IRS). “Tax Return” means any report, return, estimate, statement, notice, form, Tax election, declaration, claim for refund or other document filed or required to be filed with any Tax Authority relating to any Tax, including any schedule or attachment thereto, and including any amendment thereof. “Third Party” means any Person, other than the Parties or their respective Affiliates. “Third Party Claim” means any Legal Proceeding brought by a Third Party. “Tooling” means any moulds, jigs, templates, dies, fixtures, inspections gauges and other devices, such as platforms, slings and transporters, used and customized for the manufacture, installation and assembly of aviation and other Edwards Group products. 19 that are deemed relevant by the Edwards Board, is on terms more favorable to the Edwards Group than the transactions contemplated by this Agreement (after taking into account any revisions to the terms of this Agreement that may be proposed by Bulls Brazil at such time) and the Ancillary Agreements, taken as a whole. “Target Closing Date Modified Net Asset Amount” means an amount equal to two hundred twenty-five million dollars ($225,000,000). “Tax” (and, with correlative meaning, “Taxes”, “Taxable” and “Taxation”) means, without duplication, (i) taxes, charges, fees, contributions, social contributions, contributions on economic intervention imposts, levies or any other assessments imposed by any Tax Authority, of any country, state, province or municipality, including all income, profits, revenues, franchise, services, receipts, gross receipts, margin, capital, financial, net worth, sales, use, excise, recording, real estate, real estate transfer, escheat, unclaimed property, withholding, alternative minimum or add on, ad valorem, inventory, payroll, estimated, goods and services, employment, welfare, social security, disability, occupation, unemployment, general business, premium, real property, personal property, capital stock, stock transfer, stamp, transfer, documentary, conveyance, production, windfall profits, pension, duties, customs duties, contributions on import transactions, value added and other similar taxes, withholdings, duties, charges, fees, levies, imposts, license and registration fees, governmental charges and assessments, including related interest, penalties, fines, additions to tax and expenses levied by any national, federal, state and local Tax Authority, (ii) any Liability for the payment of amounts described in clause (i) whether as a result of transferee liability, joint and several or secondary liability for being a member of an affiliated, consolidated, combined, unitary or other economic group (defined within the meaning of Section 1504(a) of the Code or any similar provision of foreign, state, provincial or local applicable Law), including under Section 1.1502-6 of the Treasury Regulations for any period, or payable by reason of contract assumption, operation of Law, or otherwise and (iii) any Liability for the payment of amounts described in clause (i) or clause (ii) as a result of any Tax sharing, Tax indemnity or Tax allocation agreement. “Tax Authority” means any national, federal, state, local, or municipal Governmental Authority exercising authority to charge, audit, regulate and/or administer the imposition of Taxes (including the Brazilian Federal Revenue Service (Secretaria da Receita Federal do Brasil) and the IRS). “Tax Return” means any report, return, estimate, statement, notice, form, Tax election, declaration, claim for refund or other document filed or required to be filed with any Tax Authority relating to any Tax, including any schedule or attachment thereto, and including any amendment thereof. “Third Party” means any Person, other than the Parties or their respective Affiliates. “Third Party Claim” means any Legal Proceeding brought by a Third Party. “Tooling” means any moulds, jigs, templates, dies, fixtures, inspections gauges and other devices, such as platforms, slings and transporters, used and customized for the manufacture, installation and assembly of aviation and other Edwards Group products. 19

“Transaction Expenses” means, in each case, to the extent not paid in full as of the Adjustment Time, all fees, costs, expenses and other amounts incurred by the Company Group or any member thereof (whether directly or for the benefit of any member of the Edwards Group or their respective Representatives), or to which any of them has become obligated to pay, in each case prior to Closing, in connection with any and all of the preparation, negotiation, execution, delivery and performance of, and investigation and diligence for, this Agreement, the Ancillary Agreements, the Bylaws and the transactions contemplated hereby and thereby (including the Contribution and the Capital Raise), including any retention, change of control, severance and other similar payments triggered by the occurrence of the transactions contemplated hereby and thereby (and not by any actions of Bulls Brazil or its Affiliates after the Closing) and the employer portion of payroll Taxes thereon, and accounting, legal, consulting and other professional service fees, expenses and disbursements of consultants, advisors, financing sources (including any cost, expense, fee, premium or penalty associated with any outstanding Indebtedness that is incurred or triggered in connection with the Contribution or the Capital Raise) and other Representatives; provided that, notwithstanding the foregoing, “Transaction Expenses” shall not include: (x) Liabilities under any Retention Program or any other retention or severance agreement entered into at the instruction of Bulls Brazil and, in each case, the employer portion of payroll Taxes thereon, (y) any fees or expenses incurred by or on behalf of Bulls Brazil or its Affiliates (other than the Company Group or any member thereof) in connection with the transactions contemplated by this Agreement whether or not billed or accrued (including any fees and expenses of legal counsel, financial advisors, investment bankers, brokers, accountants), and (z) any financing costs associated with the financing of the transactions contemplated by this Agreement by Bulls Brazil or its Affiliates. “Transfer Taxes” means all federal, state, local and foreign transfer, documentary, duties or sales, excise, use, recording, value-added, stamp, registration, recording, real and personal property, stock transfer, such as federal excise tax (IPI), state value added tax (ICMS), social contribution on gross revenues (PIS and COFINS), tax on transfer on real estate properties (ITBI), financial tax (IOF) and any similar Taxes (including any penalties and interest and excluding for the avoidance of doubt any Taxes imposed on the basis of net profits or income) applicable to, imposed upon, arising out of, or incurred in connection with the Contribution, the sale of Selling Shares, and the Capital Raise. “Treasury Regulations” means the U.S. Federal Income Tax Regulations promulgated under the Code. “Willful Breach” means a breach of this Agreement that has resulted from either (i) Fraud or (ii) a deliberate act or a deliberate failure to act with actual knowledge at the time of such act or failure to act that the act or failure to act constituted, or would reasonably be expected to result in, such a breach of this Agreement. The following terms have the meanings provided for in the Sections set forth below: 20 “Transaction Expenses” means, in each case, to the extent not paid in full as of the Adjustment Time, all fees, costs, expenses and other amounts incurred by the Company Group or any member thereof (whether directly or for the benefit of any member of the Edwards Group or their respective Representatives), or to which any of them has become obligated to pay, in each case prior to Closing, in connection with any and all of the preparation, negotiation, execution, delivery and performance of, and investigation and diligence for, this Agreement, the Ancillary Agreements, the Bylaws and the transactions contemplated hereby and thereby (including the Contribution and the Capital Raise), including any retention, change of control, severance and other similar payments triggered by the occurrence of the transactions contemplated hereby and thereby (and not by any actions of Bulls Brazil or its Affiliates after the Closing) and the employer portion of payroll Taxes thereon, and accounting, legal, consulting and other professional service fees, expenses and disbursements of consultants, advisors, financing sources (including any cost, expense, fee, premium or penalty associated with any outstanding Indebtedness that is incurred or triggered in connection with the Contribution or the Capital Raise) and other Representatives; provided that, notwithstanding the foregoing, “Transaction Expenses” shall not include: (x) Liabilities under any Retention Program or any other retention or severance agreement entered into at the instruction of Bulls Brazil and, in each case, the employer portion of payroll Taxes thereon, (y) any fees or expenses incurred by or on behalf of Bulls Brazil or its Affiliates (other than the Company Group or any member thereof) in connection with the transactions contemplated by this Agreement whether or not billed or accrued (including any fees and expenses of legal counsel, financial advisors, investment bankers, brokers, accountants), and (z) any financing costs associated with the financing of the transactions contemplated by this Agreement by Bulls Brazil or its Affiliates. “Transfer Taxes” means all federal, state, local and foreign transfer, documentary, duties or sales, excise, use, recording, value-added, stamp, registration, recording, real and personal property, stock transfer, such as federal excise tax (IPI), state value added tax (ICMS), social contribution on gross revenues (PIS and COFINS), tax on transfer on real estate properties (ITBI), financial tax (IOF) and any similar Taxes (including any penalties and interest and excluding for the avoidance of doubt any Taxes imposed on the basis of net profits or income) applicable to, imposed upon, arising out of, or incurred in connection with the Contribution, the sale of Selling Shares, and the Capital Raise. “Treasury Regulations” means the U.S. Federal Income Tax Regulations promulgated under the Code. “Willful Breach” means a breach of this Agreement that has resulted from either (i) Fraud or (ii) a deliberate act or a deliberate failure to act with actual knowledge at the time of such act or failure to act that the act or failure to act constituted, or would reasonably be expected to result in, such a breach of this Agreement. The following terms have the meanings provided for in the Sections set forth below: 20

Term Section Accounts Receivable ....................................................................................... Section 2.02(a)(v) Actual Amount .............................................................................................. Section 2.08(d)(iii) Adverse Recommendation Change ..................................................................... Section 5.07(a) Anti-Corruption Laws ......................................................................................... Section 3.23(a) Applicable Rate ................................................................................................... Section 2.08(e) Assumed Debt Amount ................................................................................... Section 2.03(a)(i) Assumed Liabilities ............................................................................................ Section 2.03(a) Assumed Product Liability Claims ............................................................... Section 2.03(a)(iii) Assumed Retiree Health Benefits ................................................................. Section 2.03(a)(iv) Base Purchase Price ...................................................................................... Section 2.04(a)(iii) BMA .......................................................................................................................Section 12.16 Bulls Brazil ................................................................................................................... Preamble Bulls Brazil Amount ....................................................................................... Section 2.08(d)(i) Bulls Brazil Disclosure Schedules .............................................................................. Article IV Bulls Brazil Indemnified Person .............................................................................Section 11.02 Bulls Brazil Non-Solicit ...................................................................................... Section 5.20(b) Bulls Parent ................................................................................................................... Preamble CA Business .................................................................................................................... Article I Cap .................................................................................................................... Section 11.04(a) Capital Raise ................................................................................................. Section 2.04(a)(iv) Capital Raise Amount ..................................................................................... Section 2.04(a)(v) Carve-Out Balance Sheet .................................................................................... Section 3.06(b) Carve-Out Financial Statements ......................................................................... Section 3.06(b) Claim Amount ................................................................................................... Section 11.05(a) Claim Reply Period ............................................................................................ Section 11.05(b) Closing .....................................................................................................................Section 2.06 Closing Balance Sheet .................................................................................. Section 2.08(a)(iv) Closing Conditions.............................................................................................. Section 2.04(a) Closing Date.............................................................................................................Section 2.06 Closing Date Calculations.............................................................................. Section 2.08(a)(ii) Closing Date Payment................................................................................... Section 2.04(a)(iii) Closing Shareholders’ Meeting........................................................................... Section 2.04(e) Closing Statement ............................................................................................... Section 2.08(a) Company ....................................................................................................................... Preamble Company Group Benefit Plans ........................................................................... Section 7.02(b) Company Preferred Supply Agreement ...................................................................Section 5.15 Company Subsidiaries ................................................................................ Section 2.02(a)(xiii) Continuing Employees .............................................................................................Section 7.03 Contributed Assets .............................................................................................. Section 2.02(a) Contributed Cash ......................................................................................... Section 2.02(a)(xii) Contributed Contracts ................................................................................... Section 2.02(a)(iv) Contributed Facilities ...................................................................................... Section 2.02(a)(i) Contributed Inventory ................................................................................... Section 2.02(a)(iii) Contributed IP ............................................................................................... Section 2.02(a)(vi) 21 Term Section Accounts Receivable ....................................................................................... Section 2.02(a)(v) Actual Amount .............................................................................................. Section 2.08(d)(iii) Adverse Recommendation Change ..................................................................... Section 5.07(a) Anti-Corruption Laws ......................................................................................... Section 3.23(a) Applicable Rate ................................................................................................... Section 2.08(e) Assumed Debt Amount ................................................................................... Section 2.03(a)(i) Assumed Liabilities ............................................................................................ Section 2.03(a) Assumed Product Liability Claims ............................................................... Section 2.03(a)(iii) Assumed Retiree Health Benefits ................................................................. Section 2.03(a)(iv) Base Purchase Price ...................................................................................... Section 2.04(a)(iii) BMA .......................................................................................................................Section 12.16 Bulls Brazil ................................................................................................................... Preamble Bulls Brazil Amount ....................................................................................... Section 2.08(d)(i) Bulls Brazil Disclosure Schedules .............................................................................. Article IV Bulls Brazil Indemnified Person .............................................................................Section 11.02 Bulls Brazil Non-Solicit ...................................................................................... Section 5.20(b) Bulls Parent ................................................................................................................... Preamble CA Business .................................................................................................................... Article I Cap .................................................................................................................... Section 11.04(a) Capital Raise ................................................................................................. Section 2.04(a)(iv) Capital Raise Amount ..................................................................................... Section 2.04(a)(v) Carve-Out Balance Sheet .................................................................................... Section 3.06(b) Carve-Out Financial Statements ......................................................................... Section 3.06(b) Claim Amount ................................................................................................... Section 11.05(a) Claim Reply Period ............................................................................................ Section 11.05(b) Closing .....................................................................................................................Section 2.06 Closing Balance Sheet .................................................................................. Section 2.08(a)(iv) Closing Conditions.............................................................................................. Section 2.04(a) Closing Date.............................................................................................................Section 2.06 Closing Date Calculations.............................................................................. Section 2.08(a)(ii) Closing Date Payment................................................................................... Section 2.04(a)(iii) Closing Shareholders’ Meeting........................................................................... Section 2.04(e) Closing Statement ............................................................................................... Section 2.08(a) Company ....................................................................................................................... Preamble Company Group Benefit Plans ........................................................................... Section 7.02(b) Company Preferred Supply Agreement ...................................................................Section 5.15 Company Subsidiaries ................................................................................ Section 2.02(a)(xiii) Continuing Employees .............................................................................................Section 7.03 Contributed Assets .............................................................................................. Section 2.02(a) Contributed Cash ......................................................................................... Section 2.02(a)(xii) Contributed Contracts ................................................................................... Section 2.02(a)(iv) Contributed Facilities ...................................................................................... Section 2.02(a)(i) Contributed Inventory ................................................................................... Section 2.02(a)(iii) Contributed IP ............................................................................................... Section 2.02(a)(vi) 21

Contributed Tangible Personal Property ......................................................... Section 2.02(a)(ii) Contribution .............................................................................................................Section 2.01 Contribution Agreement .................................................................................................. Recitals Contribution Steps Plan ...........................................................................................Section 2.01 Controlling Party ................................................................................................. Section 6.04(c) Covered Insurance Claim .........................................................................................Section 5.19 Deductible ......................................................................................................... Section 11.04(a) Disclosing Party .............................................................................................................. Article I Dispute .............................................................................................................. Section 12.08(a) Edwards........................................................................................................................ Preamble Edwards Amount ............................................................................................ Section 2.08(d)(ii) Edwards Audited Financial Statements .............................................................. Section 3.06(a) Edwards Benefit Plans ......................................................................................... Section 3.17(a) Edwards Board ................................................................................................................ Recitals Edwards Disclosure Schedules ................................................................................... Article III Edwards Financial Advisor ................................................................................. Section 3.14(a) Edwards Financial Statements ............................................................................ Section 3.06(a) Edwards Indemnified Person .................................................................................Section 11.03 Edwards Pension Plan ......................................................................................... Section 7.02(c) Edwards Preferred Supply Agreement .....................................................................Section 5.15 Edwards Proprietary Software ...................................................................................... Article I Edwards Representative ...................................................................................... Section 3.23(a) ELEB............................................................................................................................... Recitals Engineering Services Agreement ..............................................................................Section 5.15 Estimated Calculations.................................................................................... Section 2.07(a)(i) Estimated Closing Balance Sheet ................................................................... Section 2.07(a)(ii) Excluded Assets .................................................................................................. Section 2.02(b) Excluded Companies ...................................................................................................... Article I Excluded Contracts ....................................................................................... Section 2.02(b)(iv) Excluded Inventory ....................................................................................... Section 2.02(b)(iii) Excluded Liabilities ............................................................................................ Section 2.03(b) Excluded Product Liability Claims ............................................................... Section 2.03(a)(iii) Expert Calculations ............................................................................................. Section 2.08(c) Facilities Use Agreement .........................................................................................Section 5.15 FCPA................................................................................................................... Section 3.23(a) Final Statement ................................................................................................... Section 2.08(c) Fundamental Representation .............................................................................. Section 11.01(a) General Services Agreement....................................................................................Section 5.15 Government Official ............................................................................................ Section 3.23(b) ICDR ................................................................................................................. Section 12.08(a) ICDR Rules ....................................................................................................... Section 12.08(a) Initial Termination Date ................................................................................ Section 10.01(b)(i) Insurance Policies ....................................................................................................Section 3.25 Intellectual Property License Agreement.................................................................Section 5.15 Intended U.S. Tax Treatment ...................................................................................Section 2.05 Issued Shares ................................................................................................. Section 2.04(a)(iv) 22 Contributed Tangible Personal Property ........................................................ Section 2.02(a)(ii) Contribution ..............................................................................................................Section 2.01 Contribution Agreement ................................................................................................. Recitals Contribution Steps Plan ...........................................................................................Section 2.01 Controlling Party .................................................................................................. Section 6.04(c) Covered Insurance Claim .........................................................................................Section 5.19 Deductible ......................................................................................................... Section 11.04(a) Disclosing Party .............................................................................................................. Article I Dispute .............................................................................................................. Section 12.08(a) Edwards........................................................................................................................ Preamble Edwards Amount ............................................................................................ Section 2.08(d)(ii) Edwards Audited Financial Statements .............................................................. Section 3.06(a) Edwards Benefit Plans ......................................................................................... Section 3.17(a) Edwards Board ................................................................................................................ Recitals Edwards Disclosure Schedules ................................................................................... Article III Edwards Financial Advisor ................................................................................. Section 3.14(a) Edwards Financial Statements ............................................................................ Section 3.06(a) Edwards Indemnified Person .................................................................................Section 11.03 Edwards Pension Plan ......................................................................................... Section 7.02(c) Edwards Preferred Supply Agreement .....................................................................Section 5.15 Edwards Proprietary Software ...................................................................................... Article I Edwards Representative ...................................................................................... Section 3.23(a) ELEB............................................................................................................................... Recitals Engineering Services Agreement ..............................................................................Section 5.15 Estimated Calculations.................................................................................... Section 2.07(a)(i) Estimated Closing Balance Sheet ................................................................... Section 2.07(a)(ii) Excluded Assets .................................................................................................. Section 2.02(b) Excluded Companies ...................................................................................................... Article I Excluded Contracts ....................................................................................... Section 2.02(b)(iv) Excluded Inventory ....................................................................................... Section 2.02(b)(iii) Excluded Liabilities ............................................................................................ Section 2.03(b) Excluded Product Liability Claims ............................................................... Section 2.03(a)(iii) Expert Calculations ............................................................................................. Section 2.08(c) Facilities Use Agreement .........................................................................................Section 5.15 FCPA................................................................................................................... Section 3.23(a) Final Statement ................................................................................................... Section 2.08(c) Fundamental Representation .............................................................................. Section 11.01(a) General Services Agreement....................................................................................Section 5.15 Government Official ............................................................................................ Section 3.23(b) ICDR ................................................................................................................. Section 12.08(a) ICDR Rules ....................................................................................................... Section 12.08(a) Initial Termination Date ................................................................................ Section 10.01(b)(i) Insurance Policies ....................................................................................................Section 3.25 Intellectual Property License Agreement.................................................................Section 5.15 Intended U.S. Tax Treatment ...................................................................................Section 2.05 Issued Shares ................................................................................................. Section 2.04(a)(iv) 22

KC JV Closing ..................................................................................................... Section 8.02(k) Leased Facilities.............................................................................................. Section 2.02(a)(i) Maintenance Services Agreements ..........................................................................Section 5.15 Material Contract ................................................................................................ Section 3.15(a) Material Support Agreements ..................................................................................Section 5.15 Neutral Auditor ................................................................................................... Section 2.08(c) Non-Solicitation Period ...................................................................................... Section 5.20(a) Notice of Claim ................................................................................................. Section 11.05(a) Objection Notice ................................................................................................. Section 2.08(b) OFAC ................................................................................................................... Section 3.24(a) OGMA ............................................................................................................................ Article I Owned Facilities ............................................................................................. Section 2.02(a)(i) Parties ........................................................................................................................... Preamble Party .............................................................................................................................. Preamble Per Claim Threshold ......................................................................................... Section 11.04(a) Pre-Closing Period ...................................................................................................Section 5.01 Preferred Supply Agreements ...................................................................................Section 5.15 Preliminary Statement ......................................................................................... Section 2.07(a) Privileged Communications ....................................................................................Section 12.16 Receiving Party .............................................................................................................. Article I Regulatory Approvals ......................................................................................... Section 5.05(a) Regulatory Requirements.................................................................................... Section 5.05(d) Replacement Contract ......................................................................................... Section 5.14(d) Reply Certificate ............................................................................................... Section 11.05(b) Required Consents ...................................................................................................Section 5.06 Research and Development Agreement ...................................................................Section 5.15 Resolution Period ................................................................................................ Section 2.08(b) Retained Edwards Facilities ............................................................................ Section 2.02(b)(i) Retention Program .............................................................................................. Section 7.04(b) Review Period ...................................................................................................... Section 2.08(b) ROFR .......................................................................................................................Section 3.03 Sanctions ............................................................................................................. Section 3.24(a) Selling Shares.................................................................................................. Section 2.04(a)(i) Shared Contracts ................................................................................................. Section 5.14(d) Shareholder Meeting ........................................................................................... Section 5.08(a) Shareholders’ Agreement.........................................................................................Section 5.15 Skadden ..................................................................................................................Section 12.16 SOW ............................................................................................................................... Article I Step-In Rights ...........................................................................................................Section 5.24 Sublease ....................................................................................................................Section 5.15 Supplemental Claim Reply Period .................................................................... Section 11.05(b) Supply Chain Cooperation Agreement ....................................................................Section 5.15 TAC............................................................................................................... Section 3.15(a)(iii) Tax Arbiter ......................................................................................................... Section 2.10(b) Tax Contest .......................................................................................................... Section 6.04(a) Tax Incentives and Benefits ............................................................................... Section 3.12(m) 23 KC JV Closing .................................................................................................... Section 8.02(k) Leased Facilities.............................................................................................. Section 2.02(a)(i) Maintenance Services Agreements ..........................................................................Section 5.15 Material Contract ................................................................................................. Section 3.15(a) Material Support Agreements ..................................................................................Section 5.15 Neutral Auditor ................................................................................................... Section 2.08(c) Non-Solicitation Period ...................................................................................... Section 5.20(a) Notice of Claim ................................................................................................. Section 11.05(a) Objection Notice .................................................................................................. Section 2.08(b) OFAC .................................................................................................................. Section 3.24(a) OGMA ........................................................................................................................... Article I Owned Facilities ............................................................................................. Section 2.02(a)(i) Parties ........................................................................................................................... Preamble Party .............................................................................................................................. Preamble Per Claim Threshold ......................................................................................... Section 11.04(a) Pre-Closing Period ...................................................................................................Section 5.01 Preferred Supply Agreements ...................................................................................Section 5.15 Preliminary Statement ......................................................................................... Section 2.07(a) Privileged Communications ....................................................................................Section 12.16 Receiving Party .............................................................................................................. Article I Regulatory Approvals ......................................................................................... Section 5.05(a) Regulatory Requirements.................................................................................... Section 5.05(d) Replacement Contract ......................................................................................... Section 5.14(d) Reply Certificate ............................................................................................... Section 11.05(b) Required Consents ...................................................................................................Section 5.06 Research and Development Agreement ...................................................................Section 5.15 Resolution Period ................................................................................................ Section 2.08(b) Retained Edwards Facilities ............................................................................ Section 2.02(b)(i) Retention Program .............................................................................................. Section 7.04(b) Review Period ...................................................................................................... Section 2.08(b) ROFR .......................................................................................................................Section 3.03 Sanctions ............................................................................................................. Section 3.24(a) Selling Shares.................................................................................................. Section 2.04(a)(i) Shared Contracts ................................................................................................. Section 5.14(d) Shareholder Meeting ........................................................................................... Section 5.08(a) Shareholders’ Agreement.........................................................................................Section 5.15 Skadden ..................................................................................................................Section 12.16 SOW ............................................................................................................................... Article I Step-In Rights ...........................................................................................................Section 5.24 Sublease ....................................................................................................................Section 5.15 Supplemental Claim Reply Period .................................................................... Section 11.05(b) Supply Chain Cooperation Agreement ....................................................................Section 5.15 TAC............................................................................................................... Section 3.15(a)(iii) Tax Arbiter ......................................................................................................... Section 2.10(b) Tax Contest .......................................................................................................... Section 6.04(a) Tax Incentives and Benefits ............................................................................... Section 3.12(m) 23

Termination Date ........................................................................................... Section 10.01(b)(i) Third Party Consents................................................................................................Section 5.06 Total Tax Cost..................................................................................................... Section 2.10(a) Trademarks .................................................................................................................... Article I Transaction Process Matters .......................................................................... Section 2.02(b)(x) Used Facility………………………………………………………………..Section 2.02(a)(iii) Voting Recommendation ................................................................................................. Recitals 24 Termination Date .......................................................................................... Section 10.01(b)(i) Third Party Consents................................................................................................Section 5.06 Total Tax Cost..................................................................................................... Section 2.10(a) Trademarks .................................................................................................................... Article I Transaction Process Matters .......................................................................... Section 2.02(b)(x) Used Facility………………………………………………………………..Section 2.02(a)(iii) Voting Recommendation ................................................................................................. Recitals 24

ARTICLE II CONTRIBUTION, PURCHASE AND SALE OF SHARES AND CAPITAL RAISE 2.01 Contribution of Certain Assets and Assumption of Certain Liabilities. Upon the terms and subject to the conditions of this Agreement and in accordance with the Contribution steps plan attached hereto as Exhibit C (the “Contribution Steps Plan”), on or prior to the Closing, the following shall occur (the “Contribution”): (a) Edwards shall, and shall cause its Affiliates to, contribute, assign, transfer, convey and deliver to the Company, either directly or by the contribution to the Company of one or more Edwards’ Subsidiaries, and the Company, prior to the Closing, shall have received from or been conveyed by Edwards and its Affiliates, all right, title and interest in and to the Contributed Assets, which as of the Closing Date, shall be free and clear of any Encumbrances (other than Permitted Encumbrances); (b) the Company or one of its Subsidiaries shall prior to the Closing Date assume the Assumed Liabilities; and (c) the Company shall issue common Shares and redeemable preferred Shares to Edwards, which common Shares and redeemable preferred Shares shall have the rights and preferences that are the same as those set forth in paragraphs 1, 2 and 3 of Article 5 of the Bylaws. The issuance of the common Shares and of the redeemable preferred Shares to Edwards as provided in Section 2.01(c) shall be in exchange for the Contribution of the Contributed Assets and assumption of the Assumed Liabilities, with the redeemable preferred Shares deemed to be partial consideration for the Company Subsidiaries for all U.S. Tax purposes. The redeemable preferred Shares shall be issued to Edwards at their fair market value of two hundred fifty thousand dollars ($250,000), and Edwards shall amend the Company’s bylaws as part of the Contribution in order to provide for such redeemable preferred Shares. 2.02 Contributed and Excluded Assets. (a) Contributed Assets. The “Contributed Assets” shall consist of all of the following Assets (other than the Excluded Assets), regardless of whether such Assets are contributed by Edwards and its Affiliates directly to the Company or indirectly by the contribution of one of Edwards’ Subsidiaries holding certain of the Contributed Assets such that as of the Closing Date the Company Group shall own and hold all of the Contributed Assets: (i) each parcel of real property set forth on Schedule 2.02(a)(i), including all facilities, buildings and other structures thereon and all fixtures and appurtenances thereto, and all other improvements in connection therewith (the “Owned Facilities”), and each leasehold or right of use set forth on Schedule 2.02(a)(i), including all improvements in connection therewith (the 25 ARTICLE II CONTRIBUTION, PURCHASE AND SALE OF SHARES AND CAPITAL RAISE 2.01 Contribution of Certain Assets and Assumption of Certain Liabilities. Upon the terms and subject to the conditions of this Agreement and in accordance with the Contribution steps plan attached hereto as Exhibit C (the “Contribution Steps Plan”), on or prior to the Closing, the following shall occur (the “Contribution”): (a) Edwards shall, and shall cause its Affiliates to, contribute, assign, transfer, convey and deliver to the Company, either directly or by the contribution to the Company of one or more Edwards’ Subsidiaries, and the Company, prior to the Closing, shall have received from or been conveyed by Edwards and its Affiliates, all right, title and interest in and to the Contributed Assets, which as of the Closing Date, shall be free and clear of any Encumbrances (other than Permitted Encumbrances); (b) the Company or one of its Subsidiaries shall prior to the Closing Date assume the Assumed Liabilities; and (c) the Company shall issue common Shares and redeemable preferred Shares to Edwards, which common Shares and redeemable preferred Shares shall have the rights and preferences that are the same as those set forth in paragraphs 1, 2 and 3 of Article 5 of the Bylaws. The issuance of the common Shares and of the redeemable preferred Shares to Edwards as provided in Section 2.01(c) shall be in exchange for the Contribution of the Contributed Assets and assumption of the Assumed Liabilities, with the redeemable preferred Shares deemed to be partial consideration for the Company Subsidiaries for all U.S. Tax purposes. The redeemable preferred Shares shall be issued to Edwards at their fair market value of two hundred fifty thousand dollars ($250,000), and Edwards shall amend the Company’s bylaws as part of the Contribution in order to provide for such redeemable preferred Shares. 2.02 Contributed and Excluded Assets. (a) Contributed Assets. The “Contributed Assets” shall consist of all of the following Assets (other than the Excluded Assets), regardless of whether such Assets are contributed by Edwards and its Affiliates directly to the Company or indirectly by the contribution of one of Edwards’ Subsidiaries holding certain of the Contributed Assets such that as of the Closing Date the Company Group shall own and hold all of the Contributed Assets: (i) each parcel of real property set forth on Schedule 2.02(a)(i), including all facilities, buildings and other structures thereon and all fixtures and appurtenances thereto, and all other improvements in connection therewith (the “Owned Facilities”), and each leasehold or right of use set forth on Schedule 2.02(a)(i), including all improvements in connection therewith (the 25

“Leased Facilities”, and together with the Owned Facilities, the “Contributed Facilities”), as well as all appurtenants or easements providing for or enabling the delivery and furnishing of electric, gas, fuel, water and other utility services to the Contributed Facilities; (ii) (A) all machinery, equipment, equipment subassemblies, tools, spare and replacement parts, packaging materials, storage and shipping materials, vehicles, computer-related hardware (including servers, routers, desktops, laptops, peripherals and mobile computing devices), physical or tangible materials embodying any Contributed IP, furnishings, office equipment and supplies, telephone and communications equipment and any other tangible personal property or other such tangible Assets (in each case, other than Tooling used exclusively in the Retained Business or any other businesses of the Edwards Group (other than the Commercial Aviation Business) and intangible IT Assets), in each case, located at any of the Contributed Facilities, and those items listed on Schedule 2.02(a)(ii), (B) any Tooling used in the Commercial Aviation Business regardless of location, and (C) all intangible IT Assets (including those used by engineering and quality functions) used in any way in the Commercial Aviation Business regardless of location (all of the foregoing from clauses (A) and (B), collectively, the “Contributed Tangible Personal Property”); provided that Edwards shall not be required to deliver (notwithstanding its obligation to convey title to) at Closing any Tooling to the extent continued possession is required by any member of the Edwards Group to perform its obligations under the Edwards Preferred Supply Agreement or General Services Agreement; (iii) all inventory, including raw materials, spares, work-in-process and finished goods inventories either (A) located at any of the Contributed Facilities, (B) used or held for use in respect of any Commercial Aviation Business platform or program and located at any facility to which the Company or any of its Subsidiaries has access, use, entry or pass-through rights and/or occupancy rights under the Facilities Use Agreement or the Sublease (a “Used Facility”) or (C) held in consignment by any Third Party for delivery to (x) a Contributed Facility or (y) a Used Facility for use in the Commercial Aviation Business, other than, in the case of clauses (B) and (C)(y), any such inventory required by Edwards to perform under the Edwards Preferred Supply Agreement (collectively, clauses (A), (B) and (C), the “Contributed Inventory”); (iv) each Contract to which Edwards or any other member of the Edwards Group is a party or by which any of them is bound (A) pursuant to which any Contributed IP is licensed from any Third Parties, (B) pursuant to which any Contributed Facility is leased from any Third Parties or which Edwards or any other member of the Edwards Group has a right to use under any form, (C) that is set forth in Section 3.15 of the Edwards Disclosure Schedules, (D) that relates primarily to the Commercial Aviation Business and is not required, or, with respect to Contracts entered into after the date hereof, would not have been required, to be set forth on Section 3.15 of the Edwards Disclosure Schedules, (E) that is entered into after the date hereof that would have been a Material Contract 26 “Leased Facilities”, and together with the Owned Facilities, the “Contributed Facilities”), as well as all appurtenants or easements providing for or enabling the delivery and furnishing of electric, gas, fuel, water and other utility services to the Contributed Facilities; (ii) (A) all machinery, equipment, equipment subassemblies, tools, spare and replacement parts, packaging materials, storage and shipping materials, vehicles, computer-related hardware (including servers, routers, desktops, laptops, peripherals and mobile computing devices), physical or tangible materials embodying any Contributed IP, furnishings, office equipment and supplies, telephone and communications equipment and any other tangible personal property or other such tangible Assets (in each case, other than Tooling used exclusively in the Retained Business or any other businesses of the Edwards Group (other than the Commercial Aviation Business) and intangible IT Assets), in each case, located at any of the Contributed Facilities, and those items listed on Schedule 2.02(a)(ii), (B) any Tooling used in the Commercial Aviation Business regardless of location, and (C) all intangible IT Assets (including those used by engineering and quality functions) used in any way in the Commercial Aviation Business regardless of location (all of the foregoing from clauses (A) and (B), collectively, the “Contributed Tangible Personal Property”); provided that Edwards shall not be required to deliver (notwithstanding its obligation to convey title to) at Closing any Tooling to the extent continued possession is required by any member of the Edwards Group to perform its obligations under the Edwards Preferred Supply Agreement or General Services Agreement; (iii) all inventory, including raw materials, spares, work-in-process and finished goods inventories either (A) located at any of the Contributed Facilities, (B) used or held for use in respect of any Commercial Aviation Business platform or program and located at any facility to which the Company or any of its Subsidiaries has access, use, entry or pass-through rights and/or occupancy rights under the Facilities Use Agreement or the Sublease (a “Used Facility”) or (C) held in consignment by any Third Party for delivery to (x) a Contributed Facility or (y) a Used Facility for use in the Commercial Aviation Business, other than, in the case of clauses (B) and (C)(y), any such inventory required by Edwards to perform under the Edwards Preferred Supply Agreement (collectively, clauses (A), (B) and (C), the “Contributed Inventory”); (iv) each Contract to which Edwards or any other member of the Edwards Group is a party or by which any of them is bound (A) pursuant to which any Contributed IP is licensed from any Third Parties, (B) pursuant to which any Contributed Facility is leased from any Third Parties or which Edwards or any other member of the Edwards Group has a right to use under any form, (C) that is set forth in Section 3.15 of the Edwards Disclosure Schedules, (D) that relates primarily to the Commercial Aviation Business and is not required, or, with respect to Contracts entered into after the date hereof, would not have been required, to be set forth on Section 3.15 of the Edwards Disclosure Schedules, (E) that is entered into after the date hereof that would have been a Material Contract 26 had it been entered into prior to the date hereof, provided such Contract is entered into in accordance with and not in breach of Sections 5.01 and 5.02, (F) those Contracts set forth on Schedule 2.02(a)(iv), and (G) any other Contract that is mutually agreed by Edwards and Bulls Brazil to be included as a Contributed Contract after having followed the process required by the first sentence of Section 12.03 for an amendment hereof (collectively, the “Contributed Contracts”); (v) all rights to payment arising out of any Contributed Contracts, and all accounts and notes receivable and unbilled revenues of the Commercial Aviation Business, however arising, including, in each case, all rights, Claims and remedies relating thereto and any related deposits, collateral and other security therefor (the “Accounts Receivable”); (vi) all Intellectual Property (including Edwards Proprietary Software) used or held for use primarily in connection with the Commercial Aviation Business, together with the goodwill associated with any of the foregoing and any and all registrations and applications for any of the foregoing (collectively, the “Contributed IP”); (vii) all Governmental Authorizations necessary for the Company Group to operate, as of the Closing Date, the Commercial Aviation Business and the Contributed Facilities, in each case, as operated as of the date hereof and as of the Closing Date, and for the Company Group to provide the services to the Edwards Group pursuant to the Ancillary Agreements, excluding such Governmental Authorizations held for use by Edwards or any member of the Edwards Group necessary to comply with its obligations to the Company Group pursuant to the applicable Ancillary Agreements, to the extent such Governmental Authorizations are not necessary to the operations of the Commercial Aviation Business or the Contributed Facilities; (viii) all credits, prepaid expenses and other items, deferred charges, advance payments, security and other deposits (including in respect of insurance or bonding obligations of the Commercial Aviation Business and judicial deposits) and Claims for refunds (other than Tax refunds) or reimbursements (including advances to employees, advances to service providers, credits with suppliers, compulsory loans and garnishment), in each case, to the extent relating to the Commercial Aviation Business or any of the Contributed Assets or Assumed Liabilities; (ix) all Claims, rights and remedies of Edwards or any member of the Edwards Group against any Third Parties to the extent arising out of or relating to (A) any Assumed Liabilities or (B) the condition at Closing, or the ownership, use or operation after the Closing, of any Contributed Assets; (x) all rights under all representations, warranties, guarantees or other similar commitments made by any suppliers, contractors or other Persons to 27 had it been entered into prior to the date hereof, provided such Contract is entered into in accordance with and not in breach of Sections 5.01 and 5.02, (F) those Contracts set forth on Schedule 2.02(a)(iv), and (G) any other Contract that is mutually agreed by Edwards and Bulls Brazil to be included as a Contributed Contract after having followed the process required by the first sentence of Section 12.03 for an amendment hereof (collectively, the “Contributed Contracts”); (v) all rights to payment arising out of any Contributed Contracts, and all accounts and notes receivable and unbilled revenues of the Commercial Aviation Business, however arising, including, in each case, all rights, Claims and remedies relating thereto and any related deposits, collateral and other security therefor (the “Accounts Receivable”); (vi) all Intellectual Property (including Edwards Proprietary Software) used or held for use primarily in connection with the Commercial Aviation Business, together with the goodwill associated with any of the foregoing and any and all registrations and applications for any of the foregoing (collectively, the “Contributed IP”); (vii) all Governmental Authorizations necessary for the Company Group to operate, as of the Closing Date, the Commercial Aviation Business and the Contributed Facilities, in each case, as operated as of the date hereof and as of the Closing Date, and for the Company Group to provide the services to the Edwards Group pursuant to the Ancillary Agreements, excluding such Governmental Authorizations held for use by Edwards or any member of the Edwards Group necessary to comply with its obligations to the Company Group pursuant to the applicable Ancillary Agreements, to the extent such Governmental Authorizations are not necessary to the operations of the Commercial Aviation Business or the Contributed Facilities; (viii) all credits, prepaid expenses and other items, deferred charges, advance payments, security and other deposits (including in respect of insurance or bonding obligations of the Commercial Aviation Business and judicial deposits) and Claims for refunds (other than Tax refunds) or reimbursements (including advances to employees, advances to service providers, credits with suppliers, compulsory loans and garnishment), in each case, to the extent relating to the Commercial Aviation Business or any of the Contributed Assets or Assumed Liabilities; (ix) all Claims, rights and remedies of Edwards or any member of the Edwards Group against any Third Parties to the extent arising out of or relating to (A) any Assumed Liabilities or (B) the condition at Closing, or the ownership, use or operation after the Closing, of any Contributed Assets; (x) all rights under all representations, warranties, guarantees or other similar commitments made by any suppliers, contractors or other Persons to 27

Edwards or any member of the Edwards Group in connection with the provision of any products or services, to the extent such representation, warranty, guarantee or commitment covers or otherwise relates to (A) any Assumed Liabilities or (B) the condition at Closing, or the ownership, use or operation after the Closing, of any Contributed Assets; (xi) all Books and Records, provided that, subject to Section 5.18, Edwards shall be permitted to retain copies of any Books and Records to the extent they also relate to the Retained Business or any other businesses (other than Commercial Aviation Business) of Edwards Group (or for which, and to the extent, such retention is required by applicable Law); (xii) Cash in an amount equal to not less than one billion five hundred million dollars ($1,500,000,000), and such additional Cash, if any, to the extent that the Closing Date Payment would be a negative number without the contribution of such additional Cash (the “Contributed Cash”); (xiii) all of the issued and outstanding equity securities of (A) Edwards’ Subsidiaries set forth on Schedule 2.02(a)(xiii) owned by Edwards or any of its Subsidiaries (collectively, the “Company Subsidiaries”) and (B) each Company Joint Venture owned by Edwards or any of its Subsidiaries; (xiv) the Company Group Benefit Plans, and all cash and securities supporting or otherwise underlying such Company Group Benefit Plans; (xv) all goodwill associated with or arising in connection with the Commercial Aviation Business or any of the Contributed Assets and any intangible capitalized investments associated with the Commercial Aviation Business that are reflected on the Closing Balance Sheet; (xvi) all Tax incentives, Tax losses, and Tax loss carry forwards, and rights to receive Tax refunds, rebates or similar payments of Taxes or similar Tax benefits of the Edwards Group (including the Company Group) to the extent such Tax items are attributable to the Contributed Assets or the Commercial Aviation Business and are permitted to be transferred pursuant to applicable Law; (xvii) all Tax Returns, and any other relevant documents related to such Tax Returns, of the Company Subsidiaries or of the Edwards Group, to the extent relating to the Commercial Aviation Business; and (xviii) all Assets acquired by or on behalf of the Commercial Aviation Business prior to the Closing, in accordance with the Minimum Required Spending pursuant to Section 5.01(d). (b) Excluded Assets. Notwithstanding the foregoing, the Edwards Group (excluding the Company Group) shall retain its right, title and interest in and to, and the Contributed Assets shall not consist of, the following Assets (the “Excluded Assets”): 28 Edwards or any member of the Edwards Group in connection with the provision of any products or services, to the extent such representation, warranty, guarantee or commitment covers or otherwise relates to (A) any Assumed Liabilities or (B) the condition at Closing, or the ownership, use or operation after the Closing, of any Contributed Assets; (xi) all Books and Records, provided that, subject to Section 5.18, Edwards shall be permitted to retain copies of any Books and Records to the extent they also relate to the Retained Business or any other businesses (other than Commercial Aviation Business) of Edwards Group (or for which, and to the extent, such retention is required by applicable Law); (xii) Cash in an amount equal to not less than one billion five hundred million dollars ($1,500,000,000), and such additional Cash, if any, to the extent that the Closing Date Payment would be a negative number without the contribution of such additional Cash (the “Contributed Cash”); (xiii) all of the issued and outstanding equity securities of (A) Edwards’ Subsidiaries set forth on Schedule 2.02(a)(xiii) owned by Edwards or any of its Subsidiaries (collectively, the “Company Subsidiaries”) and (B) each Company Joint Venture owned by Edwards or any of its Subsidiaries; (xiv) the Company Group Benefit Plans, and all cash and securities supporting or otherwise underlying such Company Group Benefit Plans; (xv) all goodwill associated with or arising in connection with the Commercial Aviation Business or any of the Contributed Assets and any intangible capitalized investments associated with the Commercial Aviation Business that are reflected on the Closing Balance Sheet; (xvi) all Tax incentives, Tax losses, and Tax loss carry forwards, and rights to receive Tax refunds, rebates or similar payments of Taxes or similar Tax benefits of the Edwards Group (including the Company Group) to the extent such Tax items are attributable to the Contributed Assets or the Commercial Aviation Business and are permitted to be transferred pursuant to applicable Law; (xvii) all Tax Returns, and any other relevant documents related to such Tax Returns, of the Company Subsidiaries or of the Edwards Group, to the extent relating to the Commercial Aviation Business; and (xviii) all Assets acquired by or on behalf of the Commercial Aviation Business prior to the Closing, in accordance with the Minimum Required Spending pursuant to Section 5.01(d). (b) Excluded Assets. Notwithstanding the foregoing, the Edwards Group (excluding the Company Group) shall retain its right, title and interest in and to, and the Contributed Assets shall not consist of, the following Assets (the “Excluded Assets”): 28

(i) all owned or leased real property, including that set forth on Schedule 2.02(b)(i), including all facilities, buildings and other structures thereon and all fixtures and appurtenances thereto, and all other improvements in connection therewith, other than the Contributed Facilities (the “Retained Edwards Facilities”); (ii) in each case other than the Contributed Tangible Personal Property and Contributed Inventory, all machinery, equipment, equipment subassemblies, tools, Tooling, spare and replacement parts, packaging materials, storage and shipping materials, vehicles, computer-related hardware (including servers, routers, desktops, laptops, peripherals and mobile computing devices), IT Assets (including all IT Assets listed on Schedule 2.02(b)(ii)), furnishings, office equipment and supplies, telephone and communications equipment, and any other tangible personal property or other such tangible Assets; (iii) all inventory, including raw materials, spares, work-in-process and finished goods inventories, other than any Contributed Inventory (such inventories and supplies to be retained by Edwards, the “Excluded Inventory”); (iv) all Contracts that are not Contributed Contracts (the “Excluded Contracts”), including the Contracts set forth on Schedule 2.02(b)(iv), and including all rights, Claims and remedies under the Excluded Contracts, in each case, other than to the extent of the Contributed Assets set forth in Sections 2.02(a)(viii) through (x), and (xviii); (v) the Excluded Marks and all Intellectual Property (including Edwards Proprietary Software) not used or held for use primarily in connection with the Commercial Aviation Business, including the Edwards Retained IP, together with the goodwill associated with any of the foregoing and any and all registrations and applications for any of the foregoing; (vi) the Governmental Authorizations set forth on Schedule 2.02(b)(vi); (vii) all Cash in existence at the time of the Closing, other than any Contributed Cash and the Cash included in the Contributed Assets under Sections 2.02(a)(v), (viii) and (xiv); (viii) all insurance policies and benefits, including rights and proceeds, under any insurance policies of Edwards or any member of the Edwards Group, subject to the rights of the Company Group pursuant to Section 5.19; (ix) all Employee Benefit Plans (other than the Company Group Benefit Plans) and all cash and securities supporting or underlying such Employee Benefit Plans (other than the Company Group Benefit Plans); (x) all documents reflecting communications between or among Edwards or its Subsidiaries (other than any members of the Company Group) and legal counsel in the course of Edwards efforts to dispose of the Commercial 29 (i) all owned or leased real property, including that set forth on Schedule 2.02(b)(i), including all facilities, buildings and other structures thereon and all fixtures and appurtenances thereto, and all other improvements in connection therewith, other than the Contributed Facilities (the “Retained Edwards Facilities”); (ii) in each case other than the Contributed Tangible Personal Property and Contributed Inventory, all machinery, equipment, equipment subassemblies, tools, Tooling, spare and replacement parts, packaging materials, storage and shipping materials, vehicles, computer-related hardware (including servers, routers, desktops, laptops, peripherals and mobile computing devices), IT Assets (including all IT Assets listed on Schedule 2.02(b)(ii)), furnishings, office equipment and supplies, telephone and communications equipment, and any other tangible personal property or other such tangible Assets; (iii) all inventory, including raw materials, spares, work-in-process and finished goods inventories, other than any Contributed Inventory (such inventories and supplies to be retained by Edwards, the “Excluded Inventory”); (iv) all Contracts that are not Contributed Contracts (the “Excluded Contracts”), including the Contracts set forth on Schedule 2.02(b)(iv), and including all rights, Claims and remedies under the Excluded Contracts, in each case, other than to the extent of the Contributed Assets set forth in Sections 2.02(a)(viii) through (x), and (xviii); (v) the Excluded Marks and all Intellectual Property (including Edwards Proprietary Software) not used or held for use primarily in connection with the Commercial Aviation Business, including the Edwards Retained IP, together with the goodwill associated with any of the foregoing and any and all registrations and applications for any of the foregoing; (vi) the Governmental Authorizations set forth on Schedule 2.02(b)(vi); (vii) all Cash in existence at the time of the Closing, other than any Contributed Cash and the Cash included in the Contributed Assets under Sections 2.02(a)(v), (viii) and (xiv); (viii) all insurance policies and benefits, including rights and proceeds, under any insurance policies of Edwards or any member of the Edwards Group, subject to the rights of the Company Group pursuant to Section 5.19; (ix) all Employee Benefit Plans (other than the Company Group Benefit Plans) and all cash and securities supporting or underlying such Employee Benefit Plans (other than the Company Group Benefit Plans); (x) all documents reflecting communications between or among Edwards or its Subsidiaries (other than any members of the Company Group) and legal counsel in the course of Edwards efforts to dispose of the Commercial 29

Aviation Business, including in connection with the negotiation, documentation and consummation of the transactions contemplated by this Agreement, the Ancillary Agreements and the privilege related thereto (the “Transaction Process Matters”); (xi) all Claims, rights and remedies of Edwards or any member of the Edwards Group against any Third Parties (other than those under Sections 2.02(a)(iv) through (x), (xii), (xiv), (xvi), and (xviii)), including all such Claims, rights and remedies arising out of or relating to (A) any Excluded Liabilities or (B) any Excluded Assets; (xii) all rights and Claims of the Edwards Group or any member thereof under this Agreement and the Ancillary Agreements; (xiii) all goodwill associated with or arising in connection with the Retained Business or any other businesses of Edwards (other than the Commercial Aviation Business) or any of the Excluded Assets; (xiv) all Tax incentives, Tax losses and Tax loss carry forwards, and claims for and rights to receive refunds, rebates or similar payments of Taxes, and similar Tax benefits or Tax assets of the Edwards Group, the Commercial Aviation Business or attributable to the Contributed Assets, in each case, that are not described in Section 2.02(a)(xvi); and (xv) all Tax Returns, and any other relevant documents directly related to such Tax Returns, not relating to the Company Group, the Contributed Assets or the Commercial Aviation Business. 2.03 Assumed and Excluded Liabilities. (a) Assumed Liabilities. The “Assumed Liabilities” shall consist of only the following Liabilities of the Edwards Group as they exist as of the Closing: (i) Indebtedness set forth in Schedule 2.03(a)(i), together with all Indebtedness under any Contributed Contracts, in an aggregate amount not to exceed four billion five hundred million dollars ($4,500,000,000) (the “Assumed Debt Amount”); provided that (x) the terms and conditions of such debt, including as to costs, expenses, fees, premiums, penalties, including as to prepayment, shall be no less favorable to the borrower or obligor than prior to the Contribution and (y) such terms and conditions shall not have been modified in anticipation of the Contribution in a manner less favorable to the obligor, in the case of each of (x) and (y), unless such changes in terms and conditions are expressly consented to in writing by Bulls Brazil or expressly requested by Bulls Brazil in writing pursuant to Section 5.11 or Section 5.14(a); (ii) any executory obligations under the terms of Contributed Contracts to be performed after the Closing (even if such obligations were first incurred prior to the Closing), including product warranty obligations under and in 30 Aviation Business, including in connection with the negotiation, documentation and consummation of the transactions contemplated by this Agreement, the Ancillary Agreements and the privilege related thereto (the “Transaction Process Matters”); (xi) all Claims, rights and remedies of Edwards or any member of the Edwards Group against any Third Parties (other than those under Sections 2.02(a)(iv) through (x), (xii), (xiv), (xvi), and (xviii)), including all such Claims, rights and remedies arising out of or relating to (A) any Excluded Liabilities or (B) any Excluded Assets; (xii) all rights and Claims of the Edwards Group or any member thereof under this Agreement and the Ancillary Agreements; (xiii) all goodwill associated with or arising in connection with the Retained Business or any other businesses of Edwards (other than the Commercial Aviation Business) or any of the Excluded Assets; (xiv) all Tax incentives, Tax losses and Tax loss carry forwards, and claims for and rights to receive refunds, rebates or similar payments of Taxes, and similar Tax benefits or Tax assets of the Edwards Group, the Commercial Aviation Business or attributable to the Contributed Assets, in each case, that are not described in Section 2.02(a)(xvi); and (xv) all Tax Returns, and any other relevant documents directly related to such Tax Returns, not relating to the Company Group, the Contributed Assets or the Commercial Aviation Business. 2.03 Assumed and Excluded Liabilities. (a) Assumed Liabilities. The “Assumed Liabilities” shall consist of only the following Liabilities of the Edwards Group as they exist as of the Closing: (i) Indebtedness set forth in Schedule 2.03(a)(i), together with all Indebtedness under any Contributed Contracts, in an aggregate amount not to exceed four billion five hundred million dollars ($4,500,000,000) (the “Assumed Debt Amount”); provided that (x) the terms and conditions of such debt, including as to costs, expenses, fees, premiums, penalties, including as to prepayment, shall be no less favorable to the borrower or obligor than prior to the Contribution and (y) such terms and conditions shall not have been modified in anticipation of the Contribution in a manner less favorable to the obligor, in the case of each of (x) and (y), unless such changes in terms and conditions are expressly consented to in writing by Bulls Brazil or expressly requested by Bulls Brazil in writing pursuant to Section 5.11 or Section 5.14(a); (ii) any executory obligations under the terms of Contributed Contracts to be performed after the Closing (even if such obligations were first incurred prior to the Closing), including product warranty obligations under and in 30 accordance with the terms of the Contributed Contracts, but excluding all Liabilities, whether incurred or arising prior to, on or after the Closing Date, arising out of or relating to any breach or default under, or other failure to perform when required in accordance with the terms of, any such Contributed Contract at or prior to the Closing; provided that nothing in this clause (ii) shall be deemed to limit clause (iii); (iii) any product liability Claims by a Third Party, brought under any theory (including tort, warranty, defect, strict liability, negligence, gross negligence or failure to warn, and including product recall, replacement or repair liability), for Liabilities caused by a defect in products that were developed or manufactured by Edwards or any member of the Edwards Group using the Contributed Assets of the Commercial Aviation Business (excluding, for the avoidance of doubt, Claims relating to (x) any products of the sort (e.g., KC-390 landing gear) developed or manufactured by Edwards or any member of the Edwards Group prior to the Closing that are to be supplied to Edwards under the Company Preferred Supply Agreement, (y) any Assets retained by Edwards or any member of the Edwards Group as of immediately after the Closing, or (z) any Retained Business) (“Assumed Product Liability Claims”), other than the initial twenty-five million dollars ($25,000,000), in the aggregate, in Claims otherwise payable to one or more Third Parties under Claims described in this Section 2.03(a)(iii) (the “Excluded Product Liability Claims”); (iv) any obligations to provide post-employment extension of health care under an Edwards Benefit Plan or a Company Group Benefit Plan for (A) Commercial Aviation Business Retirees as of the Closing, and (B) Commercial Aviation Business Employees, to the extent they become eligible for such benefits, as required by applicable Law, in an aggregate amount under (A) and (B) not exceeding twenty million dollars ($20,000,000) (the “Assumed Retiree Health Benefits”); and (v) other than any Assumed Retiree Health Benefits, obligations (A) for salaries, wages, and sales commissions and other employment compensation earned by Commercial Aviation Business Employees, and owed by Edwards or any member of the Edwards Group, as of the Closing; (B) in respect of accrued but unpaid or unused vacation owed to Commercial Aviation Business Employees; (C) for reimbursable business expenses of Commercial Aviation Business Employees approved in the Ordinary Course; (D) under Company Group Benefit Plans, and (E) for the employer portion of Taxes relating to any of the foregoing, in the case of clauses (A) through (E), only to the extent that such obligations are in accordance with established employment policies and not the result of any (x) breach or default under, or other failure to perform when required in accordance with the terms of, any Company Group Benefit Plan or Contract or (y) violation of any Law by Edwards or any member of the Edwards Group. (b) Excluded Liabilities. Notwithstanding the foregoing, the Company shall not assume or otherwise be obligated to pay, perform or discharge any of the following 31 accordance with the terms of the Contributed Contracts, but excluding all Liabilities, whether incurred or arising prior to, on or after the Closing Date, arising out of or relating to any breach or default under, or other failure to perform when required in accordance with the terms of, any such Contributed Contract at or prior to the Closing; provided that nothing in this clause (ii) shall be deemed to limit clause (iii); (iii) any product liability Claims by a Third Party, brought under any theory (including tort, warranty, defect, strict liability, negligence, gross negligence or failure to warn, and including product recall, replacement or repair liability), for Liabilities caused by a defect in products that were developed or manufactured by Edwards or any member of the Edwards Group using the Contributed Assets of the Commercial Aviation Business (excluding, for the avoidance of doubt, Claims relating to (x) any products of the sort (e.g., KC-390 landing gear) developed or manufactured by Edwards or any member of the Edwards Group prior to the Closing that are to be supplied to Edwards under the Company Preferred Supply Agreement, (y) any Assets retained by Edwards or any member of the Edwards Group as of immediately after the Closing, or (z) any Retained Business) (“Assumed Product Liability Claims”), other than the initial twenty-five million dollars ($25,000,000), in the aggregate, in Claims otherwise payable to one or more Third Parties under Claims described in this Section 2.03(a)(iii) (the “Excluded Product Liability Claims”); (iv) any obligations to provide post-employment extension of health care under an Edwards Benefit Plan or a Company Group Benefit Plan for (A) Commercial Aviation Business Retirees as of the Closing, and (B) Commercial Aviation Business Employees, to the extent they become eligible for such benefits, as required by applicable Law, in an aggregate amount under (A) and (B) not exceeding twenty million dollars ($20,000,000) (the “Assumed Retiree Health Benefits”); and (v) other than any Assumed Retiree Health Benefits, obligations (A) for salaries, wages, and sales commissions and other employment compensation earned by Commercial Aviation Business Employees, and owed by Edwards or any member of the Edwards Group, as of the Closing; (B) in respect of accrued but unpaid or unused vacation owed to Commercial Aviation Business Employees; (C) for reimbursable business expenses of Commercial Aviation Business Employees approved in the Ordinary Course; (D) under Company Group Benefit Plans, and (E) for the employer portion of Taxes relating to any of the foregoing, in the case of clauses (A) through (E), only to the extent that such obligations are in accordance with established employment policies and not the result of any (x) breach or default under, or other failure to perform when required in accordance with the terms of, any Company Group Benefit Plan or Contract or (y) violation of any Law by Edwards or any member of the Edwards Group. (b) Excluded Liabilities. Notwithstanding the foregoing, the Company shall not assume or otherwise be obligated to pay, perform or discharge any of the following 31

Liabilities (the “Excluded Liabilities”), which Excluded Liabilities shall be retained by the Edwards Group: (i) any and all Indebtedness of Edwards or any member of the Edwards Group other than the Assumed Debt Amount; (ii) any and all Liabilities for Indemnified Taxes to the extent such Taxes are permitted to be Excluded Liabilities under applicable Law; (iii) any and all Liabilities arising out of or relating to any Legal Proceedings pending prior to the Closing; (iv) any and all Liabilities to the extent arising out of or relating to any of the Excluded Assets or Retained Business; (v) to the extent arising out of any acts or omissions of any members of the Edwards Group (including the Company Group) or any other Person prior to the Closing, any and all Liabilities arising out of or relating to (A) any Environmental Laws or the violation thereof or (B) any generation, use, handling, treatment, storage, transportation, disposal or Release at, from or adjacent to any of the Contributed Facilities, or by any members of the Edwards Group (including the Company Group prior to the Closing) or any other Person, of any Hazardous Materials; (vi) any and all Liabilities (other than Assumed Product Liability Claims) arising out of or relating to any breach or default under, or other failure to perform when required in accordance with the terms of, any Contract (including any Contributed Contract), at or prior to the Closing; (vii) any and all Liabilities arising out of or relating to any Edwards Benefit Plan other than (A) the Assumed Retiree Health Benefits (subject to Section 2.03(a)(iv)), and (B) the obligations described in Section 2.03(a)(v) with respect to Company Group Benefit Plans; (viii) any and all workers’ compensation Claims by or on behalf of any Commercial Aviation Business Employee to the extent that such Claim arises, or relates to any period, at or prior to the Closing; (ix) the Excluded Product Liability Claims, and the Liabilities set forth on Schedule 2.03(b)(ix); (x) any Transaction Expenses; (xi) any and all obligations of the Edwards Group or any member thereof (other than the Company Group) under this Agreement or any of the Ancillary Agreements; and 32 Liabilities (the “Excluded Liabilities”), which Excluded Liabilities shall be retained by the Edwards Group: (i) any and all Indebtedness of Edwards or any member of the Edwards Group other than the Assumed Debt Amount; (ii) any and all Liabilities for Indemnified Taxes to the extent such Taxes are permitted to be Excluded Liabilities under applicable Law; (iii) any and all Liabilities arising out of or relating to any Legal Proceedings pending prior to the Closing; (iv) any and all Liabilities to the extent arising out of or relating to any of the Excluded Assets or Retained Business; (v) to the extent arising out of any acts or omissions of any members of the Edwards Group (including the Company Group) or any other Person prior to the Closing, any and all Liabilities arising out of or relating to (A) any Environmental Laws or the violation thereof or (B) any generation, use, handling, treatment, storage, transportation, disposal or Release at, from or adjacent to any of the Contributed Facilities, or by any members of the Edwards Group (including the Company Group prior to the Closing) or any other Person, of any Hazardous Materials; (vi) any and all Liabilities (other than Assumed Product Liability Claims) arising out of or relating to any breach or default under, or other failure to perform when required in accordance with the terms of, any Contract (including any Contributed Contract), at or prior to the Closing; (vii) any and all Liabilities arising out of or relating to any Edwards Benefit Plan other than (A) the Assumed Retiree Health Benefits (subject to Section 2.03(a)(iv)), and (B) the obligations described in Section 2.03(a)(v) with respect to Company Group Benefit Plans; (viii) any and all workers’ compensation Claims by or on behalf of any Commercial Aviation Business Employee to the extent that such Claim arises, or relates to any period, at or prior to the Closing; (ix) the Excluded Product Liability Claims, and the Liabilities set forth on Schedule 2.03(b)(ix); (x) any Transaction Expenses; (xi) any and all obligations of the Edwards Group or any member thereof (other than the Company Group) under this Agreement or any of the Ancillary Agreements; and 32

(xii) any and all other Liabilities of any member of the Edwards Group not specifically included as an Assumed Liability in definition of “Assumed Liabilities” in Section 2.03(a) above. 2.04 Purchase and Sale of Shares and Capital Raise. (a) Upon the terms and subject to the conditions set forth in this Agreement, including the satisfaction or waiver of each of the closing conditions set forth in Article VIII (the “Closing Conditions”), at the Closing: (i) Edwards shall sell, assign, convey, transfer and deliver to Bulls Brazil, and Bulls Brazil shall purchase and acquire from Edwards, (A) that number of common Shares constituting the Selling Shares Percentage of the issued and outstanding common Shares of the Company following the Contribution, free and clear of any Encumbrances, and (B) that number of redeemable preferred Shares constituting 80% of the issued and outstanding redeemable preferred Shares of the Company following the Contribution, free and clear of any Encumbrances and valued at two hundred thousand dollars ($200,000) (such common Shares and redeemable preferred Shares, the “Selling Shares”); (ii) Bulls Brazil shall immediately thereafter sell 100% of the redeemable preferred shares constituting Selling Shares valued at two hundred thousand dollars ($200,000) pursuant to Section 2.04(a)(i) to an Affiliate of Bulls Brazil set forth on Schedule 2.04(a)(ii); (iii) Bulls Brazil shall pay to Edwards an amount (the “Closing Date Payment”) equal to the sum of (x) the result of the Selling Shares Percentage multiplied by the result of (A) the Base Bulls Acquisition Value divided by eighty percent (80%) minus (B) the Net Debt Amount (the “Base Purchase Price”), and (y) eighty percent (80%) multiplied by the Estimated Purchase Price Adjustment Amount (which may be positive or negative), by wire transfer of immediately available funds to a single account designated in writing by Edwards no later than five (5) Business Days prior to Closing; (iv) immediately after the consummation of the acquisition of the Selling Shares by Bulls Brazil, and subject to Section 2.04(e), Bulls Brazil and Edwards shall, at the Closing Shareholders’ Meeting (as defined below), (A) approve a capital increase of the Company in the amount of the Capital Raise Amount (as defined below), (B) the Company shall issue that number of common Shares equal to the result of (x) total number of Shares issued and outstanding immediately before Closing multiplied by (y) the result of (1) the Net Debt Amount divided by (2) the result of (i) the Base Bulls Acquisition Value divided by 80% minus (ii) the Net Debt Amount, free and clear of any Encumbrances (the “Issued Shares”), (C) Edwards shall expressly and immediately waive its preemptive right to subscribe for such Issued Shares, and (D) Bulls Brazil shall subscribe for the Issued Shares (the “Capital Raise”); and 33 (xii) any and all other Liabilities of any member of the Edwards Group not specifically included as an Assumed Liability in definition of “Assumed Liabilities” in Section 2.03(a) above. 2.04 Purchase and Sale of Shares and Capital Raise. (a) Upon the terms and subject to the conditions set forth in this Agreement, including the satisfaction or waiver of each of the closing conditions set forth in Article VIII (the “Closing Conditions”), at the Closing: (i) Edwards shall sell, assign, convey, transfer and deliver to Bulls Brazil, and Bulls Brazil shall purchase and acquire from Edwards, (A) that number of common Shares constituting the Selling Shares Percentage of the issued and outstanding common Shares of the Company following the Contribution, free and clear of any Encumbrances, and (B) that number of redeemable preferred Shares constituting 80% of the issued and outstanding redeemable preferred Shares of the Company following the Contribution, free and clear of any Encumbrances and valued at two hundred thousand dollars ($200,000) (such common Shares and redeemable preferred Shares, the “Selling Shares”); (ii) Bulls Brazil shall immediately thereafter sell 100% of the redeemable preferred shares constituting Selling Shares valued at two hundred thousand dollars ($200,000) pursuant to Section 2.04(a)(i) to an Affiliate of Bulls Brazil set forth on Schedule 2.04(a)(ii); (iii) Bulls Brazil shall pay to Edwards an amount (the “Closing Date Payment”) equal to the sum of (x) the result of the Selling Shares Percentage multiplied by the result of (A) the Base Bulls Acquisition Value divided by eighty percent (80%) minus (B) the Net Debt Amount (the “Base Purchase Price”), and (y) eighty percent (80%) multiplied by the Estimated Purchase Price Adjustment Amount (which may be positive or negative), by wire transfer of immediately available funds to a single account designated in writing by Edwards no later than five (5) Business Days prior to Closing; (iv) immediately after the consummation of the acquisition of the Selling Shares by Bulls Brazil, and subject to Section 2.04(e), Bulls Brazil and Edwards shall, at the Closing Shareholders’ Meeting (as defined below), (A) approve a capital increase of the Company in the amount of the Capital Raise Amount (as defined below), (B) the Company shall issue that number of common Shares equal to the result of (x) total number of Shares issued and outstanding immediately before Closing multiplied by (y) the result of (1) the Net Debt Amount divided by (2) the result of (i) the Base Bulls Acquisition Value divided by 80% minus (ii) the Net Debt Amount, free and clear of any Encumbrances (the “Issued Shares”), (C) Edwards shall expressly and immediately waive its preemptive right to subscribe for such Issued Shares, and (D) Bulls Brazil shall subscribe for the Issued Shares (the “Capital Raise”); and 33

(v) upon delivery of the Issued Shares by the Company to Bulls Brazil, Bulls Brazil shall pay to the Company an amount equal to an amount of cash in dollars equal to the Net Debt Amount (the “Capital Raise Amount”) by wire transfer of immediately available funds to a single account designated in writing by the Company no later than five (5) Business Days prior to Closing. (b) The Closing Date Payment and the Capital Raise Amount shall be converted for payment in Brazilian Reais based on the closing PTAX Rate for dollars and th Brazilian Reais on the fifth (5) Business Day immediately preceding the Closing Date. The Estimated Purchase Price Adjustment Amount shall be calculated in accordance with the Agreed Accounting Principles and in dollars. (c) Unless otherwise indicated herein or required by applicable Law or a Governmental Authority, all payments made pursuant to this Agreement, other than the Capital Raise Amount, shall be made directly to Bulls Brazil or Edwards, as the case may be, and any such payments shall be treated as an adjustment to the Base Purchase Price. The Parties shall use reasonable efforts to ensure that any requirement that may apply in order for a payment to be treated as an adjustment to the Base Purchase Price under applicable Law is satisfied. (d) Solely for purposes of the Capital Raise and the issuance of the Issued Shares by the Company, the Parties expressly waive, and the Parties and the Company shall not be bound by, the terms and conditions of the Shareholders’ Agreement governing the approval of capital increases and issuances of Shares by the Company, including the Dilution Policy (as defined in the Shareholders’ Agreement). (e) On the Closing Date, Edwards shall cause the Company to hold an extraordinary general shareholders’ meeting immediately after the consummation of the acquisition of the Selling Shares by Bulls Brazil, and the following rules and procedures shall apply in connection with such meeting (the “Closing Shareholders’ Meeting”): (i) the agenda for the Closing Shareholders’ Meeting shall include the resolution by the shareholders solely on the following matters: (A) approval of the Capital Raise, pursuant to the terms of this Agreement; (B) adoption of the Bylaws; and (C) the appointment by Bulls Brazil of the new members of the Company’s Board of Directors; (ii) Edwards and Bulls Brazil agree to vote to approve the resolutions; (iii) during the Closing Shareholders’ Meeting, immediately after the approval of the Capital Raise, the Company and Bulls Brazil shall execute the subscription bulletin for the Issued Shares, and the Company shall record such subscription for the Issued Shares and annotate in the Corporate Books the ownership of the Issued Shares by Bulls Brazil, and that the Issued Shares and the exercise of any rights and obligations in connection thereto are subject to the terms of the Shareholders’ Agreement; 34 (v) upon delivery of the Issued Shares by the Company to Bulls Brazil, Bulls Brazil shall pay to the Company an amount equal to an amount of cash in dollars equal to the Net Debt Amount (the “Capital Raise Amount”) by wire transfer of immediately available funds to a single account designated in writing by the Company no later than five (5) Business Days prior to Closing. (b) The Closing Date Payment and the Capital Raise Amount shall be converted for payment in Brazilian Reais based on the closing PTAX Rate for dollars and th Brazilian Reais on the fifth (5) Business Day immediately preceding the Closing Date. The Estimated Purchase Price Adjustment Amount shall be calculated in accordance with the Agreed Accounting Principles and in dollars. (c) Unless otherwise indicated herein or required by applicable Law or a Governmental Authority, all payments made pursuant to this Agreement, other than the Capital Raise Amount, shall be made directly to Bulls Brazil or Edwards, as the case may be, and any such payments shall be treated as an adjustment to the Base Purchase Price. The Parties shall use reasonable efforts to ensure that any requirement that may apply in order for a payment to be treated as an adjustment to the Base Purchase Price under applicable Law is satisfied. (d) Solely for purposes of the Capital Raise and the issuance of the Issued Shares by the Company, the Parties expressly waive, and the Parties and the Company shall not be bound by, the terms and conditions of the Shareholders’ Agreement governing the approval of capital increases and issuances of Shares by the Company, including the Dilution Policy (as defined in the Shareholders’ Agreement). (e) On the Closing Date, Edwards shall cause the Company to hold an extraordinary general shareholders’ meeting immediately after the consummation of the acquisition of the Selling Shares by Bulls Brazil, and the following rules and procedures shall apply in connection with such meeting (the “Closing Shareholders’ Meeting”): (i) the agenda for the Closing Shareholders’ Meeting shall include the resolution by the shareholders solely on the following matters: (A) approval of the Capital Raise, pursuant to the terms of this Agreement; (B) adoption of the Bylaws; and (C) the appointment by Bulls Brazil of the new members of the Company’s Board of Directors; (ii) Edwards and Bulls Brazil agree to vote to approve the resolutions; (iii) during the Closing Shareholders’ Meeting, immediately after the approval of the Capital Raise, the Company and Bulls Brazil shall execute the subscription bulletin for the Issued Shares, and the Company shall record such subscription for the Issued Shares and annotate in the Corporate Books the ownership of the Issued Shares by Bulls Brazil, and that the Issued Shares and the exercise of any rights and obligations in connection thereto are subject to the terms of the Shareholders’ Agreement; 34

(iv) the secretary of the Closing Shareholders’ Meetings shall prepare written minutes that will be executed by Edwards, Bulls Brazil and the chairman and the secretary of the Closing Shareholders’ Meeting; and (v) the Company shall file the minutes of the Closing Shareholders’ Meeting for registration with the Board of Trade of the State of São Paulo (Junta Comercial do Estado de São Paulo – JUCESP) within not more than thirty (30) days after the Closing Date. 2.05 Intended U.S. Tax Treatment. For U.S. federal, state and local income Tax purposes, the Parties intend that the Contribution, followed by the sale of the Selling Shares and the Capital Raise, will not qualify as a tax-free exchange or tax-free reorganization under the Code (“Intended U.S. Tax Treatment”) and agree to work together in good faith to achieve the Intended U.S. Tax Treatment. The Parties further agree to not report or take any Tax position (on a Tax Return or otherwise) for U.S. federal, state and local income Tax purposes that is inconsistent with the Intended U.S. Tax Treatment, unless otherwise required by applicable Law. 2.06 Closing. The closing of the transactions contemplated by Section 2.04 (the “Closing”) shall occur as promptly as practicable, but in no event more than five (5) Business Days following the satisfaction or waiver of all Closing Conditions (other than those of such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), provided that such five (5) Business Days period shall be extended in order to enable the Parties to close on the first Business Day of a month if the Closing would otherwise be required to occur prior to the first Business Day of a month. The Closing shall occur at the offices of Pinheiro Neto Advogados, or at such other place or on such other date as the Parties may agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date” and the Closing shall be deemed effective as of 11:59 p.m. São Paulo time on the Closing Date. For the avoidance of doubt, all of the transactions contemplated by Section 2.04 shall be consummated on the Closing Date, and each of the transactions contemplated by Section 2.04 is contingent upon all of such transactions occurring on the Closing Date. 2.07 Purchase Price Calculation and Preliminary Adjustments. (a) No later than seven (7) Business Days prior to the Closing Date, Edwards shall deliver to Bulls Brazil a statement, certified by the Chief Financial Officer of Edwards (the “Preliminary Statement”) and prepared (and its components prepared) in good faith in accordance with Section 2.08(f), that includes: (i) a calculation of the Estimated Closing Date Modified Net Asset Amount, including a reasonably detailed explanation of the calculation of such amounts and the line items and components thereof (collectively, the “Estimated Calculations”); and (ii) an estimated unaudited balance sheet of the Company as of the Adjustment Time (the “Estimated Closing Balance Sheet”). 35 (iv) the secretary of the Closing Shareholders’ Meetings shall prepare written minutes that will be executed by Edwards, Bulls Brazil and the chairman and the secretary of the Closing Shareholders’ Meeting; and (v) the Company shall file the minutes of the Closing Shareholders’ Meeting for registration with the Board of Trade of the State of São Paulo (Junta Comercial do Estado de São Paulo – JUCESP) within not more than thirty (30) days after the Closing Date. 2.05 Intended U.S. Tax Treatment. For U.S. federal, state and local income Tax purposes, the Parties intend that the Contribution, followed by the sale of the Selling Shares and the Capital Raise, will not qualify as a tax-free exchange or tax-free reorganization under the Code (“Intended U.S. Tax Treatment”) and agree to work together in good faith to achieve the Intended U.S. Tax Treatment. The Parties further agree to not report or take any Tax position (on a Tax Return or otherwise) for U.S. federal, state and local income Tax purposes that is inconsistent with the Intended U.S. Tax Treatment, unless otherwise required by applicable Law. 2.06 Closing. The closing of the transactions contemplated by Section 2.04 (the “Closing”) shall occur as promptly as practicable, but in no event more than five (5) Business Days following the satisfaction or waiver of all Closing Conditions (other than those of such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), provided that such five (5) Business Days period shall be extended in order to enable the Parties to close on the first Business Day of a month if the Closing would otherwise be required to occur prior to the first Business Day of a month. The Closing shall occur at the offices of Pinheiro Neto Advogados, or at such other place or on such other date as the Parties may agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date” and the Closing shall be deemed effective as of 11:59 p.m. São Paulo time on the Closing Date. For the avoidance of doubt, all of the transactions contemplated by Section 2.04 shall be consummated on the Closing Date, and each of the transactions contemplated by Section 2.04 is contingent upon all of such transactions occurring on the Closing Date. 2.07 Purchase Price Calculation and Preliminary Adjustments. (a) No later than seven (7) Business Days prior to the Closing Date, Edwards shall deliver to Bulls Brazil a statement, certified by the Chief Financial Officer of Edwards (the “Preliminary Statement”) and prepared (and its components prepared) in good faith in accordance with Section 2.08(f), that includes: (i) a calculation of the Estimated Closing Date Modified Net Asset Amount, including a reasonably detailed explanation of the calculation of such amounts and the line items and components thereof (collectively, the “Estimated Calculations”); and (ii) an estimated unaudited balance sheet of the Company as of the Adjustment Time (the “Estimated Closing Balance Sheet”). 35

(b) Edwards shall in good faith consult with Bulls Brazil routinely during and with respect to the preparation of the Preliminary Statement, and Bulls Brazil and its Representatives shall have reasonable access during normal business hours to the books and records and employees of the Edwards Group to the extent necessary or desirable in connection with their review of the Preliminary Statement and the components thereof. Edwards shall give Bulls Brazil a reasonable opportunity to review and comment on the Preliminary Statement and its components. If Edwards and Bulls Brazil cannot mutually agree in good faith on the Preliminary Statement or the Estimated Calculations prior to their delivery pursuant to Section 2.07(a), then (i) (A) Edwards shall deliver the Preliminary Statement to Bulls Brazil pursuant to Section 2.07(a), and (B) Bulls Brazil shall deliver a written notice of objection to Edwards specifying in reasonable detail any adjustment to the Estimated Calculations proposed by Bulls Brazil and the basis therefor; (ii) the Estimated Purchase Price Adjustment Amount shall be deemed to be the undisputed portion of the Estimated Purchase Price Adjustment Amount for purposes of calculating the amount of the Closing Date Payment; and (iii) the difference between the Estimated Purchase Price Adjustment Amount calculated based on item (i)(B) above and the Estimated Purchase Price Adjustment Amount calculated based on the Preliminary Statement shall be deposited at Closing with a mutually acceptable escrow agent pursuant to a mutually satisfactory escrow agreement with customary terms and conditions, which the Parties shall begin to negotiate with an escrow agent with at least thirty (30) days in advance of the estimated Closing Date (it being understood that the Parties may by mutual agreement terminate the escrow agreement with the escrow agent before the Closing Date in the event Bulls Brazil fails to deliver a notice of objection or there is no difference between the Estimated Purchase Price Adjustment Amount calculated based on item (i) above and the Estimated Purchase Price Adjustment Amount calculated based on the Preliminary Statement), and the amounts deposited in escrow shall be released upon resolution of such dispute or determination of the Final Purchase Price Adjustment Amount. Acceptance by Bulls Brazil of the Preliminary Statement from Edwards is solely for the purpose of determining the Closing Date Payment and shall not constitute or reflect Bulls Brazil’s agreement as to its accuracy or completeness. Edwards’ acceptance of any of Bulls Brazil’s comments shall be without prejudice to Edwards’ right to object to any portion of the Closing Statement in accordance with Section 2.08(b). 2.08 Post-Closing Adjustment. (a) The Company shall deliver to Edwards as soon as practicable, but in no event more than one hundred twenty (120) days after the Closing Date, a statement, certified by the Chief Financial Officer of the Company (the “Closing Statement”), and prepared (and its components prepared) in good faith in accordance with Section 2.08(f), setting forth: (i) the Closing Date Modified Net Asset Amount; (ii) the Final Purchase Price Adjustment Amount (together with the Closing Date Modified Net Asset Amount, the “Closing Date Calculations”); 36 (b) Edwards shall in good faith consult with Bulls Brazil routinely during and with respect to the preparation of the Preliminary Statement, and Bulls Brazil and its Representatives shall have reasonable access during normal business hours to the books and records and employees of the Edwards Group to the extent necessary or desirable in connection with their review of the Preliminary Statement and the components thereof. Edwards shall give Bulls Brazil a reasonable opportunity to review and comment on the Preliminary Statement and its components. If Edwards and Bulls Brazil cannot mutually agree in good faith on the Preliminary Statement or the Estimated Calculations prior to their delivery pursuant to Section 2.07(a), then (i) (A) Edwards shall deliver the Preliminary Statement to Bulls Brazil pursuant to Section 2.07(a), and (B) Bulls Brazil shall deliver a written notice of objection to Edwards specifying in reasonable detail any adjustment to the Estimated Calculations proposed by Bulls Brazil and the basis therefor; (ii) the Estimated Purchase Price Adjustment Amount shall be deemed to be the undisputed portion of the Estimated Purchase Price Adjustment Amount for purposes of calculating the amount of the Closing Date Payment; and (iii) the difference between the Estimated Purchase Price Adjustment Amount calculated based on item (i)(B) above and the Estimated Purchase Price Adjustment Amount calculated based on the Preliminary Statement shall be deposited at Closing with a mutually acceptable escrow agent pursuant to a mutually satisfactory escrow agreement with customary terms and conditions, which the Parties shall begin to negotiate with an escrow agent with at least thirty (30) days in advance of the estimated Closing Date (it being understood that the Parties may by mutual agreement terminate the escrow agreement with the escrow agent before the Closing Date in the event Bulls Brazil fails to deliver a notice of objection or there is no difference between the Estimated Purchase Price Adjustment Amount calculated based on item (i) above and the Estimated Purchase Price Adjustment Amount calculated based on the Preliminary Statement), and the amounts deposited in escrow shall be released upon resolution of such dispute or determination of the Final Purchase Price Adjustment Amount. Acceptance by Bulls Brazil of the Preliminary Statement from Edwards is solely for the purpose of determining the Closing Date Payment and shall not constitute or reflect Bulls Brazil’s agreement as to its accuracy or completeness. Edwards’ acceptance of any of Bulls Brazil’s comments shall be without prejudice to Edwards’ right to object to any portion of the Closing Statement in accordance with Section 2.08(b). 2.08 Post-Closing Adjustment. (a) The Company shall deliver to Edwards as soon as practicable, but in no event more than one hundred twenty (120) days after the Closing Date, a statement, certified by the Chief Financial Officer of the Company (the “Closing Statement”), and prepared (and its components prepared) in good faith in accordance with Section 2.08(f), setting forth: (i) the Closing Date Modified Net Asset Amount; (ii) the Final Purchase Price Adjustment Amount (together with the Closing Date Modified Net Asset Amount, the “Closing Date Calculations”); 36

(iii) a reasonably detailed explanation of the calculation of such amounts and the line items and components thereof; and (iv) an unaudited balance sheet of the Company as of the Adjustment Time (the “Closing Balance Sheet”). (b) Edwards shall have sixty (60) days to review the Closing Statement and the components thereof from the date of delivery thereof (the “Review Period”). During the Review Period, Edwards and its Representatives shall have reasonable access during normal business hours to the books and records and employees of the Company used in the preparation of the Closing Statement to the extent required in connection with such review. If Edwards objects to any aspect of the Closing Statement, Edwards shall deliver a written notice of objection (the “Objection Notice”) to Bulls Brazil prior to the expiration of the Review Period; provided that Edwards may so object to the Closing Statement based only on the existence of mathematical errors therein or on the failure of the Closing Date Calculations to be prepared in accordance with Section 2.08(f) and on no other basis. The Objection Notice shall specify in reasonable detail any adjustment to the Closing Date Calculations proposed by Edwards and the basis therefor, including in each case the specific items proposed to be adjusted, the specific dollar amount of each such adjustment and a reasonably detailed explanation of how such proposed adjustment was calculated. If Edwards delivers an Objection Notice to Bulls Brazil prior to the expiration of the Review Period, Bulls Brazil and Edwards shall, for a period of thirty (30) days thereafter (the “Resolution Period”), attempt in good faith to resolve the matters contained therein, and Edwards shall provide Bulls Brazil and its Representatives with reasonable access during the Resolution Period to all books and records and employees used in connection with the preparation of the Objection Notice. Any written resolution as to any such matter, signed by each of Bulls Brazil and Edwards, shall be final, binding and non-appealable for purposes of this Article II. Except to the extent challenged in an Objection Notice in accordance with this Section 2.08(b), or if Edwards does not deliver an Objection Notice to Bulls Brazil prior to the expiration of the Review Period, Edwards shall be deemed to have agreed to the Closing Statement and the Closing Date Calculations contained therein in their entirety and that such Closing Statement and the Closing Date Calculations or undisputed portions thereof (as the case may be) shall be final, binding and non-appealable for purposes of this Article II. The Closing Statement and the Closing Date Calculations shall alternatively become final, binding and non- appealable, prior to the expiration of the Review Period, upon Edwards’ written notice to Bulls Brazil of its acceptance of the Closing Statement and the Closing Date Calculations. (c) If, at the conclusion of the Resolution Period, Bulls Brazil and Edwards have not reached an agreement with respect to all disputed matters, then within ten (10) Business Days thereafter, Bulls Brazil or Edwards may elect to have any or all of such matters remaining in dispute submitted to PricewaterhouseCoopers (or its successor), or if such firm is unavailable or unwilling to so serve, to a mutually acceptable internationally recognized independent accounting firm (such selected firm, the “Neutral Auditor”); provided that, if Bulls Brazil and Edwards are unable to agree on a firm within such ten (10) Business Day period, then Bulls Brazil and Edwards shall each select such a 37 (iii) a reasonably detailed explanation of the calculation of such amounts and the line items and components thereof; and (iv) an unaudited balance sheet of the Company as of the Adjustment Time (the “Closing Balance Sheet”). (b) Edwards shall have sixty (60) days to review the Closing Statement and the components thereof from the date of delivery thereof (the “Review Period”). During the Review Period, Edwards and its Representatives shall have reasonable access during normal business hours to the books and records and employees of the Company used in the preparation of the Closing Statement to the extent required in connection with such review. If Edwards objects to any aspect of the Closing Statement, Edwards shall deliver a written notice of objection (the “Objection Notice”) to Bulls Brazil prior to the expiration of the Review Period; provided that Edwards may so object to the Closing Statement based only on the existence of mathematical errors therein or on the failure of the Closing Date Calculations to be prepared in accordance with Section 2.08(f) and on no other basis. The Objection Notice shall specify in reasonable detail any adjustment to the Closing Date Calculations proposed by Edwards and the basis therefor, including in each case the specific items proposed to be adjusted, the specific dollar amount of each such adjustment and a reasonably detailed explanation of how such proposed adjustment was calculated. If Edwards delivers an Objection Notice to Bulls Brazil prior to the expiration of the Review Period, Bulls Brazil and Edwards shall, for a period of thirty (30) days thereafter (the “Resolution Period”), attempt in good faith to resolve the matters contained therein, and Edwards shall provide Bulls Brazil and its Representatives with reasonable access during the Resolution Period to all books and records and employees used in connection with the preparation of the Objection Notice. Any written resolution as to any such matter, signed by each of Bulls Brazil and Edwards, shall be final, binding and non-appealable for purposes of this Article II. Except to the extent challenged in an Objection Notice in accordance with this Section 2.08(b), or if Edwards does not deliver an Objection Notice to Bulls Brazil prior to the expiration of the Review Period, Edwards shall be deemed to have agreed to the Closing Statement and the Closing Date Calculations contained therein in their entirety and that such Closing Statement and the Closing Date Calculations or undisputed portions thereof (as the case may be) shall be final, binding and non-appealable for purposes of this Article II. The Closing Statement and the Closing Date Calculations shall alternatively become final, binding and non- appealable, prior to the expiration of the Review Period, upon Edwards’ written notice to Bulls Brazil of its acceptance of the Closing Statement and the Closing Date Calculations. (c) If, at the conclusion of the Resolution Period, Bulls Brazil and Edwards have not reached an agreement with respect to all disputed matters, then within ten (10) Business Days thereafter, Bulls Brazil or Edwards may elect to have any or all of such matters remaining in dispute submitted to PricewaterhouseCoopers (or its successor), or if such firm is unavailable or unwilling to so serve, to a mutually acceptable internationally recognized independent accounting firm (such selected firm, the “Neutral Auditor”); provided that, if Bulls Brazil and Edwards are unable to agree on a firm within such ten (10) Business Day period, then Bulls Brazil and Edwards shall each select such a 37 firm and such firms shall jointly select a third internationally recognized independent accounting firm to serve as the Neutral Auditor. In connection with the resolution of any such dispute by the Neutral Auditor: (i) each of Bulls Brazil and Edwards shall have a reasonable opportunity to meet with the Neutral Auditor, to submit its calculation of the Final Purchase Price Adjustment Amount, and to provide its respective views as to any disputed issues with respect to the Closing Statement and the calculation of any of the Closing Date Calculations; (ii) Bulls Brazil and Edwards shall instruct the Neutral Auditor to determine the Closing Date Calculations in accordance with this Section 2.08 as soon as practicable and in any event within ninety (90) days of such submittal and upon reaching such determination shall deliver a copy of its calculations (the “Expert Calculations”) to Edwards and Bulls Brazil; (iii) Bulls Brazil and Edwards shall reasonably cooperate with the Neutral Auditor during the term of such Neutral Auditor’s engagement; and (iv) the determination made by the Neutral Auditor of the Closing Date Calculations shall be final, binding and non-appealable for purposes of this Article II, absent manifest error. The Neutral Auditor shall act as an expert and not an arbitrator and shall only consider those items submitted to the Neutral Auditor by Bulls Brazil and Edwards in accordance with this Section 2.08, unless otherwise mutually agreed by Bulls Brazil and Edwards during the Resolution Period. The Expert Calculations shall show in detail the differences, if any, between the Closing Date Calculations reflected therein and the Closing Date Calculations set forth in the calculations provided to the Neutral Auditor by Bulls Brazil and Edwards. The Neutral Auditor’s determination shall be made solely in accordance with the terms and procedures set forth in this Agreement and based solely on the submissions and supporting materials provided by Bulls Brazil and Edwards in accordance with the terms and procedures set forth in this Agreement (i.e., not on the basis of an independent review). The Neutral Auditor may not assign a value to any item greater than the greatest value for such item claimed by either Bulls Brazil or Edwards or less than the smallest value for such item claimed by either Bulls Brazil or Edwards. The Closing Statement, once modified or agreed to in accordance with Section 2.08(b) or this Section 2.08(c), shall become the “Final Statement”. (d) If Edwards and Bulls Brazil submit their respective calculations to the Neutral Auditor for resolution as provided in Section 2.08(c), the responsibility for the fees and expenses of the Neutral Auditor shall be as follows: (i) if the Neutral Auditor resolves the Final Purchase Price Adjustment Amount in favor of Bulls Brazil’s position (such amount, the “Bulls Brazil Amount”), then all of the fees and expenses of the Neutral Auditor shall be paid by Edwards; (ii) if the Neutral Auditor resolves the Final Purchase Price Adjustment Amount in favor of Edwards’ position (such amount, the “Edwards Amount”), then all of the fees and expenses of the Neutral Auditor shall be paid by Bulls Brazil; and (iii) if the Neutral Auditor resolves the Final Purchase Price Adjustment Amount in favor of neither Bulls Brazil’s position nor Edwards’ position (the amount so determined is referred to herein as the “Actual Amount”), 38 firm and such firms shall jointly select a third internationally recognized independent accounting firm to serve as the Neutral Auditor. In connection with the resolution of any such dispute by the Neutral Auditor: (i) each of Bulls Brazil and Edwards shall have a reasonable opportunity to meet with the Neutral Auditor, to submit its calculation of the Final Purchase Price Adjustment Amount, and to provide its respective views as to any disputed issues with respect to the Closing Statement and the calculation of any of the Closing Date Calculations; (ii) Bulls Brazil and Edwards shall instruct the Neutral Auditor to determine the Closing Date Calculations in accordance with this Section 2.08 as soon as practicable and in any event within ninety (90) days of such submittal and upon reaching such determination shall deliver a copy of its calculations (the “Expert Calculations”) to Edwards and Bulls Brazil; (iii) Bulls Brazil and Edwards shall reasonably cooperate with the Neutral Auditor during the term of such Neutral Auditor’s engagement; and (iv) the determination made by the Neutral Auditor of the Closing Date Calculations shall be final, binding and non-appealable for purposes of this Article II, absent manifest error. The Neutral Auditor shall act as an expert and not an arbitrator and shall only consider those items submitted to the Neutral Auditor by Bulls Brazil and Edwards in accordance with this Section 2.08, unless otherwise mutually agreed by Bulls Brazil and Edwards during the Resolution Period. The Expert Calculations shall show in detail the differences, if any, between the Closing Date Calculations reflected therein and the Closing Date Calculations set forth in the calculations provided to the Neutral Auditor by Bulls Brazil and Edwards. The Neutral Auditor’s determination shall be made solely in accordance with the terms and procedures set forth in this Agreement and based solely on the submissions and supporting materials provided by Bulls Brazil and Edwards in accordance with the terms and procedures set forth in this Agreement (i.e., not on the basis of an independent review). The Neutral Auditor may not assign a value to any item greater than the greatest value for such item claimed by either Bulls Brazil or Edwards or less than the smallest value for such item claimed by either Bulls Brazil or Edwards. The Closing Statement, once modified or agreed to in accordance with Section 2.08(b) or this Section 2.08(c), shall become the “Final Statement”. (d) If Edwards and Bulls Brazil submit their respective calculations to the Neutral Auditor for resolution as provided in Section 2.08(c), the responsibility for the fees and expenses of the Neutral Auditor shall be as follows: (i) if the Neutral Auditor resolves the Final Purchase Price Adjustment Amount in favor of Bulls Brazil’s position (such amount, the “Bulls Brazil Amount”), then all of the fees and expenses of the Neutral Auditor shall be paid by Edwards; (ii) if the Neutral Auditor resolves the Final Purchase Price Adjustment Amount in favor of Edwards’ position (such amount, the “Edwards Amount”), then all of the fees and expenses of the Neutral Auditor shall be paid by Bulls Brazil; and (iii) if the Neutral Auditor resolves the Final Purchase Price Adjustment Amount in favor of neither Bulls Brazil’s position nor Edwards’ position (the amount so determined is referred to herein as the “Actual Amount”), 38 then Edwards shall pay a fraction of the fees and expenses of the Neutral Auditor, the numerator of which equals the difference between the Edwards Amount and the Actual Amount and the denominator of which equals the difference between the Edwards Amount and the Bulls Brazil Amount, and Bulls Brazil shall be responsible and shall pay for the remainder of such fees and expenses of the Neutral Auditor. (e) If the Final Purchase Price Adjustment Amount is negative, then Edwards shall pay to Bulls Brazil an amount equal to 0.8 multiplied by the Final Purchase Price Adjustment Amount, together with interest thereon at a rate per annum equal to five percent (5%) (the “Applicable Rate”), calculated on the basis of the actual number of days elapsed from the Closing Date to the date of payment, by wire transfer of immediately available funds to the account designated by Bulls Brazil in writing, within four (4) Business Days after the date on which the Preliminary Statement becomes the Final Statement. If the Final Purchase Price Adjustment Amount is positive, then Bulls Brazil shall pay to Edwards an amount equal to 0.8 multiplied by the Final Purchase Price Adjustment Amount, together with interest thereon at the Applicable Rate, calculated on the basis of the actual number of days elapsed from the Closing Date to the date of payment, by wire transfer of immediately available funds to the account(s) designated by Edwards in writing, within four (4) Business Days after the date on which the Preliminary Statement becomes the Final Statement. If the Final Purchase Price Adjustment Amount is zero, no payments shall be required under this Section 2.08(e). All amounts payable under this Section 2.08 shall be calculated in dollars and then converted for payment in Brazilian Reais based on the closing PTAX Rate for dollars and rd Brazilian Reais for the third (3) Business Day immediately preceding the date of payment of the Final Purchase Price Adjustment Amount. (f) The Preliminary Statement, the Estimated Closing Balance Sheet, the Estimated Calculations, the Closing Statement, the Closing Date Calculations and their respective components, and all determinations and calculations contained therein and thereof, shall be prepared in accordance with the Agreed Accounting Principles and after giving effect to the Contribution. The Parties agree that, notwithstanding anything to the contrary in this Agreement, the purpose of the determination of the Preliminary Statement, the Estimated Closing Balance Sheet, the Estimated Calculations, the Closing Statement, the Closing Balance Sheet, the Closing Date Calculations and their respective components, and all determinations and calculations contained therein and thereof, is solely to calculate the difference between the Closing Date Modified Net Asset Amount and the Target Closing Date Modified Net Asset Amount and not the introduction of any accounting principles, procedures, practices, methodologies or policies that would be inconsistent with the Agreed Accounting Principles. (g) The type and quantity of the Contributed Inventory reflected on the Final Statement shall be determined through a physical count and inspection made jointly by Bulls Brazil and Edwards and their respective Representatives (including such additional test counts as reasonably requested by either Party) of all such Contributed Inventory as of the Adjustment Time and valued in accordance with the Agreed Accounting Principles. The type and quantity of (x) the Contributed Inventory required by the 39 then Edwards shall pay a fraction of the fees and expenses of the Neutral Auditor, the numerator of which equals the difference between the Edwards Amount and the Actual Amount and the denominator of which equals the difference between the Edwards Amount and the Bulls Brazil Amount, and Bulls Brazil shall be responsible and shall pay for the remainder of such fees and expenses of the Neutral Auditor. (e) If the Final Purchase Price Adjustment Amount is negative, then Edwards shall pay to Bulls Brazil an amount equal to 0.8 multiplied by the Final Purchase Price Adjustment Amount, together with interest thereon at a rate per annum equal to five percent (5%) (the “Applicable Rate”), calculated on the basis of the actual number of days elapsed from the Closing Date to the date of payment, by wire transfer of immediately available funds to the account designated by Bulls Brazil in writing, within four (4) Business Days after the date on which the Preliminary Statement becomes the Final Statement. If the Final Purchase Price Adjustment Amount is positive, then Bulls Brazil shall pay to Edwards an amount equal to 0.8 multiplied by the Final Purchase Price Adjustment Amount, together with interest thereon at the Applicable Rate, calculated on the basis of the actual number of days elapsed from the Closing Date to the date of payment, by wire transfer of immediately available funds to the account(s) designated by Edwards in writing, within four (4) Business Days after the date on which the Preliminary Statement becomes the Final Statement. If the Final Purchase Price Adjustment Amount is zero, no payments shall be required under this Section 2.08(e). All amounts payable under this Section 2.08 shall be calculated in dollars and then converted for payment in Brazilian Reais based on the closing PTAX Rate for dollars and rd Brazilian Reais for the third (3) Business Day immediately preceding the date of payment of the Final Purchase Price Adjustment Amount. (f) The Preliminary Statement, the Estimated Closing Balance Sheet, the Estimated Calculations, the Closing Statement, the Closing Date Calculations and their respective components, and all determinations and calculations contained therein and thereof, shall be prepared in accordance with the Agreed Accounting Principles and after giving effect to the Contribution. The Parties agree that, notwithstanding anything to the contrary in this Agreement, the purpose of the determination of the Preliminary Statement, the Estimated Closing Balance Sheet, the Estimated Calculations, the Closing Statement, the Closing Balance Sheet, the Closing Date Calculations and their respective components, and all determinations and calculations contained therein and thereof, is solely to calculate the difference between the Closing Date Modified Net Asset Amount and the Target Closing Date Modified Net Asset Amount and not the introduction of any accounting principles, procedures, practices, methodologies or policies that would be inconsistent with the Agreed Accounting Principles. (g) The type and quantity of the Contributed Inventory reflected on the Final Statement shall be determined through a physical count and inspection made jointly by Bulls Brazil and Edwards and their respective Representatives (including such additional test counts as reasonably requested by either Party) of all such Contributed Inventory as of the Adjustment Time and valued in accordance with the Agreed Accounting Principles. The type and quantity of (x) the Contributed Inventory required by the 39

Company to perform under the Company Preferred Supply Agreement for purposes of determining Edwards’ credit under the Company Preferred Supply Agreement and (y) the Excluded Inventory required by Edwards to perform under the Edwards Preferred Supply Agreement for purposes of determining the Company’s credit under the Edwards Preferred Supply Agreement shall be determined through a physical count and inspection made jointly by Bulls Brazil and Edwards and their respective Representatives (including such additional test counts as reasonably requested by either Party) of all such Contributed Inventory required by the Company to perform under the Company Preferred Supply Agreement and all such Excluded Inventory required by Edwards to perform under the Edwards Supply Agreement in each case as of the Adjustment Time and valued in accordance with IFRS using only the same inventory accounting methods, policies, practices, principles and procedures (with consistent classifications), judgments, and estimating methodologies and provisions established by Edwards that were used in the preparation of the Edwards Audited Financial Statements, and regardless of whether such inventory accounting methods, policies, practices, principles and procedures, judgments and estimating methodologies and provisions were used in, are consistent with, or are in accordance with, those used in the preparation of the Carve-Out Balance Sheet. The physical count and inspection of all Contributed Inventory and all Excluded Inventory shall be conducted on the Closing Date and in accordance with procedures to be mutually agreed upon by Bulls Brazil and Edwards. Edwards shall use reasonable best efforts to segregate Contributed Inventory required by the Company to perform under the Company Preferred Supply Agreement and the Excluded Inventory required by Edwards to perform under the Edwards Preferred Supply Agreement at least seven (7) Business Days prior to the Closing Date. 2.09 Withholding. (a) The Parties agree that, under the Law applicable as of the date hereof, there shall be no deduction or withholding of any Taxes from the Base Purchase Price due by Bulls Brazil to Edwards or any adjustments pursuant to Section 2.08. (b) Notwithstanding anything herein to the contrary, each Party shall be entitled to deduct and withhold from the consideration or any other amount payable pursuant to this Agreement such Taxes and other amounts that are required to be withheld under applicable Law, and to collect from a Party any forms required by applicable Law. To the extent that amounts are so deducted, withheld and remitted to the relevant Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the recipient in respect of which such deduction and withholding was made. 2.10 Post-Closing Tax Adjustment. (a) Edwards shall deliver to Bulls Brazil as soon as practicable, but in no event more than sixty (60) days after the Closing Date, a good faith estimate of the total tax cost to be incurred by Edwards arising from the Contribution and the sale of the Selling Shares (the “Total Tax Cost”), together with reasonably detailed supporting documentation. The Total Tax Cost shall be calculated based on the rules set forth and attached to this Agreement as Exhibit L. 40 Company to perform under the Company Preferred Supply Agreement for purposes of determining Edwards’ credit under the Company Preferred Supply Agreement and (y) the Excluded Inventory required by Edwards to perform under the Edwards Preferred Supply Agreement for purposes of determining the Company’s credit under the Edwards Preferred Supply Agreement shall be determined through a physical count and inspection made jointly by Bulls Brazil and Edwards and their respective Representatives (including such additional test counts as reasonably requested by either Party) of all such Contributed Inventory required by the Company to perform under the Company Preferred Supply Agreement and all such Excluded Inventory required by Edwards to perform under the Edwards Supply Agreement in each case as of the Adjustment Time and valued in accordance with IFRS using only the same inventory accounting methods, policies, practices, principles and procedures (with consistent classifications), judgments, and estimating methodologies and provisions established by Edwards that were used in the preparation of the Edwards Audited Financial Statements, and regardless of whether such inventory accounting methods, policies, practices, principles and procedures, judgments and estimating methodologies and provisions were used in, are consistent with, or are in accordance with, those used in the preparation of the Carve-Out Balance Sheet. The physical count and inspection of all Contributed Inventory and all Excluded Inventory shall be conducted on the Closing Date and in accordance with procedures to be mutually agreed upon by Bulls Brazil and Edwards. Edwards shall use reasonable best efforts to segregate Contributed Inventory required by the Company to perform under the Company Preferred Supply Agreement and the Excluded Inventory required by Edwards to perform under the Edwards Preferred Supply Agreement at least seven (7) Business Days prior to the Closing Date. 2.09 Withholding. (a) The Parties agree that, under the Law applicable as of the date hereof, there shall be no deduction or withholding of any Taxes from the Base Purchase Price due by Bulls Brazil to Edwards or any adjustments pursuant to Section 2.08. (b) Notwithstanding anything herein to the contrary, each Party shall be entitled to deduct and withhold from the consideration or any other amount payable pursuant to this Agreement such Taxes and other amounts that are required to be withheld under applicable Law, and to collect from a Party any forms required by applicable Law. To the extent that amounts are so deducted, withheld and remitted to the relevant Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the recipient in respect of which such deduction and withholding was made. 2.10 Post-Closing Tax Adjustment. (a) Edwards shall deliver to Bulls Brazil as soon as practicable, but in no event more than sixty (60) days after the Closing Date, a good faith estimate of the total tax cost to be incurred by Edwards arising from the Contribution and the sale of the Selling Shares (the “Total Tax Cost”), together with reasonably detailed supporting documentation. The Total Tax Cost shall be calculated based on the rules set forth and attached to this Agreement as Exhibit L. 40

(b) Bulls Brazil shall have twenty (20) Business Days to review and comment on the calculation of the Total Tax Cost and Edwards shall provide such other supporting documentation that Bulls Brazil reasonably requests in good faith in connection with such review. Edwards shall consider any reasonable comments that Bulls Brazil may have on such calculations in good faith. If the Parties cannot agree on the calculation of the Total Tax Cost (including any interpretation or application of the rules set forth in Exhibit L), the disputed items shall be determined by an independent Tax arbiter (the “Tax Arbiter”). The Tax Arbiter (i) shall be an internationally recognized independent law firm or accounting firm, and (ii) shall be selected in a manner that is consistent with the principles set forth in Section 2.08(c). In determining the calculation of the Total Tax Cost, the Parties and the Tax Arbiter shall follow the principles and shall use procedures consistent to those set forth in clauses (i) to (iii) of the second sentence of Section 2.08(c) and the next four sentences of Section 2.08(c). For the avoidance of doubt, the Tax Arbiter shall be required to make any and all determinations relating to the Total Tax Cost in accordance with the language and principles set forth in Exhibit L. The determination made by the Tax Arbiter regarding the Total Tax Cost shall be final, binding and non-appealable for purposes of this Section 2.10, absent manifest error. The fees and expenses of the Tax Arbiter shall be allocated between Bulls Brazil and Edwards consistent with the principles set forth in Section 2.08(d). (c) If the Total Tax Cost, after any adjustment, is less than one billion two hundred million dollars ($1,200,000,000), then Edwards shall return to Bulls Brazil fifty percent (50%) of any such difference by wire transfer of immediately available funds to the account designated by Bulls Brazil in writing to Edwards, within seven (7) Business Days after the date that Bulls Brazil agrees to the calculation of the Total Tax Cost. Any such payment shall be deemed an adjustment to the Base Purchase Price for purposes of this Agreement. If the Total Tax Cost equals or exceeds one billion two hundred million dollars ($1,200,000,000), then Edwards shall make no payment pursuant to this Section 2.10. For purposes of calculation under this Section 2.10, the amounts in Brazilian Reais (or in currencies other than Brazilian Reais) paid or payable in connection with the Total Tax Cost shall be converted into dollars at the closing PTAX Rate for dollars and Brazilian Reais (or as to currencies other than Brazilian Reais at the closing rate of the leading market indicator for such currency) upon each date of payment of such Taxes and, for such amounts that have not been paid by the date of determination of the Total Tax Cost, on the date immediately prior to such date of determination. ARTICLE III REPRESENTATIONS AND WARRANTIES OF EDWARDS Except (a) as set forth in the correspondingly numbered Sections of the disclosure schedule delivered by Edwards to Bulls Brazil concurrently with the execution of this Agreement (the “Edwards Disclosure Schedules”), and (b) for any exception or disclosure set forth in any other section of the Edwards Disclosure Schedules to the extent it is reasonably apparent on the face of such disclosure that such exception or disclosure is applicable to qualify such representation and warranty, Edwards represents and warrants to Bulls Brazil and, as of the Closing, to Bulls Brazil and the Company, as follows: 41 (b) Bulls Brazil shall have twenty (20) Business Days to review and comment on the calculation of the Total Tax Cost and Edwards shall provide such other supporting documentation that Bulls Brazil reasonably requests in good faith in connection with such review. Edwards shall consider any reasonable comments that Bulls Brazil may have on such calculations in good faith. If the Parties cannot agree on the calculation of the Total Tax Cost (including any interpretation or application of the rules set forth in Exhibit L), the disputed items shall be determined by an independent Tax arbiter (the “Tax Arbiter”). The Tax Arbiter (i) shall be an internationally recognized independent law firm or accounting firm, and (ii) shall be selected in a manner that is consistent with the principles set forth in Section 2.08(c). In determining the calculation of the Total Tax Cost, the Parties and the Tax Arbiter shall follow the principles and shall use procedures consistent to those set forth in clauses (i) to (iii) of the second sentence of Section 2.08(c) and the next four sentences of Section 2.08(c). For the avoidance of doubt, the Tax Arbiter shall be required to make any and all determinations relating to the Total Tax Cost in accordance with the language and principles set forth in Exhibit L. The determination made by the Tax Arbiter regarding the Total Tax Cost shall be final, binding and non-appealable for purposes of this Section 2.10, absent manifest error. The fees and expenses of the Tax Arbiter shall be allocated between Bulls Brazil and Edwards consistent with the principles set forth in Section 2.08(d). (c) If the Total Tax Cost, after any adjustment, is less than one billion two hundred million dollars ($1,200,000,000), then Edwards shall return to Bulls Brazil fifty percent (50%) of any such difference by wire transfer of immediately available funds to the account designated by Bulls Brazil in writing to Edwards, within seven (7) Business Days after the date that Bulls Brazil agrees to the calculation of the Total Tax Cost. Any such payment shall be deemed an adjustment to the Base Purchase Price for purposes of this Agreement. If the Total Tax Cost equals or exceeds one billion two hundred million dollars ($1,200,000,000), then Edwards shall make no payment pursuant to this Section 2.10. For purposes of calculation under this Section 2.10, the amounts in Brazilian Reais (or in currencies other than Brazilian Reais) paid or payable in connection with the Total Tax Cost shall be converted into dollars at the closing PTAX Rate for dollars and Brazilian Reais (or as to currencies other than Brazilian Reais at the closing rate of the leading market indicator for such currency) upon each date of payment of such Taxes and, for such amounts that have not been paid by the date of determination of the Total Tax Cost, on the date immediately prior to such date of determination. ARTICLE III REPRESENTATIONS AND WARRANTIES OF EDWARDS Except (a) as set forth in the correspondingly numbered Sections of the disclosure schedule delivered by Edwards to Bulls Brazil concurrently with the execution of this Agreement (the “Edwards Disclosure Schedules”), and (b) for any exception or disclosure set forth in any other section of the Edwards Disclosure Schedules to the extent it is reasonably apparent on the face of such disclosure that such exception or disclosure is applicable to qualify such representation and warranty, Edwards represents and warrants to Bulls Brazil and, as of the Closing, to Bulls Brazil and the Company, as follows: 41

3.01 Existence of Edwards and the Company. (a) Edwards is an entity duly organized and validly existing under the Laws of Brazil. Edwards has all requisite corporate power and authority to own, lease and operate its Assets (including the Selling Shares) and to conduct its business, including the Commercial Aviation Business, as it is presently conducted and is duly qualified or licensed to transact business, and, where applicable, is in good standing in each jurisdiction in which the Assets owned, leased or operated by it or in which the conduct of its business, including the Commercial Aviation Business, makes such licensing or qualification necessary, except where the failure to be so qualified or licensed, as applicable, would not reasonably be expected to result in an Edwards CAB Material Adverse Effect. (b) Each member of the Company Group and each Company Joint Venture is an entity duly organized, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its organization, except where failure to be in good standing would not have an Edwards CAB Material Adverse Effect. Each member of the Company Group and each Company Joint Venture has or will have on the Closing Date all requisite power and authority to own, lease and operate its Assets and conduct its business, including the Commercial Aviation Business as it is presently conducted, and is duly qualified or licensed to transact business, and, where applicable, is in good standing in each jurisdiction in which the Assets owned, leased or operated by it or in which the conduct of its business, including the Commercial Aviation Business, by such Person makes such licensing or qualification necessary, except where the failure to be so qualified or licensed, as applicable, or the failure to be in good standing would not reasonably be expected to result in an Edwards CAB Material Adverse Effect. (c) Edwards has made available to Bulls Brazil true, correct and complete copies of the current Governing Documents that are complete and correct in all respects of each of the members of the Company Group and each Company Joint Venture. (d) None of the members of the Edwards Group or their respective Affiliates is, or, immediately after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, will be, insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair salable value of its assets is less than the amount required to pay its probable liability on its existing debts as they mature), and none of the members of the Edwards Group or any of their respective Affiliates has, or immediately after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, will have, unreasonably small capital with which to engage in its business or incurred debts (and does not immediately plan to incur debt) beyond its ability to pay as they become due. No transfer of property is being made, and no obligation is being incurred by Edwards or any other member of the Edwards Group in connection with the transactions contemplated by this Agreement and the Ancillary Agreements with the intent to hinder, delay or defraud either present or future creditors of Edwards, any members of the Edwards Group or any of their respective Affiliates. 42 3.01 Existence of Edwards and the Company. (a) Edwards is an entity duly organized and validly existing under the Laws of Brazil. Edwards has all requisite corporate power and authority to own, lease and operate its Assets (including the Selling Shares) and to conduct its business, including the Commercial Aviation Business, as it is presently conducted and is duly qualified or licensed to transact business, and, where applicable, is in good standing in each jurisdiction in which the Assets owned, leased or operated by it or in which the conduct of its business, including the Commercial Aviation Business, makes such licensing or qualification necessary, except where the failure to be so qualified or licensed, as applicable, would not reasonably be expected to result in an Edwards CAB Material Adverse Effect. (b) Each member of the Company Group and each Company Joint Venture is an entity duly organized, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its organization, except where failure to be in good standing would not have an Edwards CAB Material Adverse Effect. Each member of the Company Group and each Company Joint Venture has or will have on the Closing Date all requisite power and authority to own, lease and operate its Assets and conduct its business, including the Commercial Aviation Business as it is presently conducted, and is duly qualified or licensed to transact business, and, where applicable, is in good standing in each jurisdiction in which the Assets owned, leased or operated by it or in which the conduct of its business, including the Commercial Aviation Business, by such Person makes such licensing or qualification necessary, except where the failure to be so qualified or licensed, as applicable, or the failure to be in good standing would not reasonably be expected to result in an Edwards CAB Material Adverse Effect. (c) Edwards has made available to Bulls Brazil true, correct and complete copies of the current Governing Documents that are complete and correct in all respects of each of the members of the Company Group and each Company Joint Venture. (d) None of the members of the Edwards Group or their respective Affiliates is, or, immediately after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, will be, insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair salable value of its assets is less than the amount required to pay its probable liability on its existing debts as they mature), and none of the members of the Edwards Group or any of their respective Affiliates has, or immediately after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, will have, unreasonably small capital with which to engage in its business or incurred debts (and does not immediately plan to incur debt) beyond its ability to pay as they become due. No transfer of property is being made, and no obligation is being incurred by Edwards or any other member of the Edwards Group in connection with the transactions contemplated by this Agreement and the Ancillary Agreements with the intent to hinder, delay or defraud either present or future creditors of Edwards, any members of the Edwards Group or any of their respective Affiliates. 42

(e) Since the date of its incorporation, the Company has not conducted any business or other activities, except for the conduct of the Commercial Aviation Business after the consummation of the Contribution, and has no, and prior to the Contribution and as of the Closing will have no, Assets, Liabilities or obligations of any nature, other than its rights and obligations under this Agreement and the Ancillary Agreements to which it is a party and after the Contribution the Contributed Assets and the Assumed Liabilities. 3.02 Due Authorization. Each of Edwards and the Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and, subject to the Shareholder Approval and the Second Golden Share Approval, to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Edwards and the Company of this Agreement and the Ancillary Agreements to which it is a party, the performance by each of Edwards and the Company of its obligations hereunder and thereunder and, subject to the Shareholder Approval and the Second Golden Share Approval, the consummation by each of Edwards and the Company of the transactions contemplated hereby and thereby (including the Contribution, the sale of the Selling Shares by Edwards and the approval of the Capital Raise) have been or, prior to or at the Closing, shall be duly and validly authorized by all requisite corporate and other similar action on the part of Edwards and the Company (including on the part of the Edwards Board or similar governing bodies). Each of Edwards and the Company has duly and validly executed and delivered this Agreement and, prior to or at the Closing, each of Edwards and the Company will have duly and validly executed and delivered the Ancillary Agreements to which it is a party. This Agreement constitutes, and upon execution and delivery thereof each Ancillary Agreement to which Edwards or the Company is a party will constitute, assuming due execution and delivery hereof and thereof by all other parties hereto and thereto, legal, valid and binding obligations of Edwards and the Company, enforceable against Edwards or the Company in accordance with their respective terms, subject to the Enforceability Exceptions. At a meeting duly called and held on January 11, 2019, the Edwards Board unanimously (a) determined that this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby are in the best interests of Edwards, (b) approved the terms and conditions of this Agreement and the execution, delivery and performance of this Agreement and the Ancillary Agreements by Edwards and (c) resolved, on the terms and subject to the conditions set forth in this Agreement, (i) to make the Voting Recommendation to the shareholders of Edwards and call the relevant Shareholder Meeting of Edwards to vote on the Shareholder Vote Proposals, and (ii) upon receipt of the Shareholder Approval, to effect the Contribution, the sale of the Selling Shares to Bulls Brazil, the approval of the Capital Raise by Edwards and the other transactions contemplated by this Agreement. 3.03 Governmental Authorizations for the Agreement. No Governmental Authorization is required in connection with the execution, delivery and performance by Edwards or the Company of this Agreement and the Ancillary Agreements to which Edwards, the Company or any member of the Edwards Group is a party, or the consummation by Edwards of the transactions contemplated hereby or thereby, including the Contribution, the sale of the Selling Shares and the approval of the Capital Raise, except, with respect to the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, for (i) the receipt of the Second Golden Share Approval, (ii) the approval of the Shareholder Vote Proposals, (iii) the CADE approval, those approvals under the HSR Act and any other approval 43 (e) Since the date of its incorporation, the Company has not conducted any business or other activities, except for the conduct of the Commercial Aviation Business after the consummation of the Contribution, and has no, and prior to the Contribution and as of the Closing will have no, Assets, Liabilities or obligations of any nature, other than its rights and obligations under this Agreement and the Ancillary Agreements to which it is a party and after the Contribution the Contributed Assets and the Assumed Liabilities. 3.02 Due Authorization. Each of Edwards and the Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and, subject to the Shareholder Approval and the Second Golden Share Approval, to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Edwards and the Company of this Agreement and the Ancillary Agreements to which it is a party, the performance by each of Edwards and the Company of its obligations hereunder and thereunder and, subject to the Shareholder Approval and the Second Golden Share Approval, the consummation by each of Edwards and the Company of the transactions contemplated hereby and thereby (including the Contribution, the sale of the Selling Shares by Edwards and the approval of the Capital Raise) have been or, prior to or at the Closing, shall be duly and validly authorized by all requisite corporate and other similar action on the part of Edwards and the Company (including on the part of the Edwards Board or similar governing bodies). Each of Edwards and the Company has duly and validly executed and delivered this Agreement and, prior to or at the Closing, each of Edwards and the Company will have duly and validly executed and delivered the Ancillary Agreements to which it is a party. This Agreement constitutes, and upon execution and delivery thereof each Ancillary Agreement to which Edwards or the Company is a party will constitute, assuming due execution and delivery hereof and thereof by all other parties hereto and thereto, legal, valid and binding obligations of Edwards and the Company, enforceable against Edwards or the Company in accordance with their respective terms, subject to the Enforceability Exceptions. At a meeting duly called and held on January 11, 2019, the Edwards Board unanimously (a) determined that this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby are in the best interests of Edwards, (b) approved the terms and conditions of this Agreement and the execution, delivery and performance of this Agreement and the Ancillary Agreements by Edwards and (c) resolved, on the terms and subject to the conditions set forth in this Agreement, (i) to make the Voting Recommendation to the shareholders of Edwards and call the relevant Shareholder Meeting of Edwards to vote on the Shareholder Vote Proposals, and (ii) upon receipt of the Shareholder Approval, to effect the Contribution, the sale of the Selling Shares to Bulls Brazil, the approval of the Capital Raise by Edwards and the other transactions contemplated by this Agreement. 3.03 Governmental Authorizations for the Agreement. No Governmental Authorization is required in connection with the execution, delivery and performance by Edwards or the Company of this Agreement and the Ancillary Agreements to which Edwards, the Company or any member of the Edwards Group is a party, or the consummation by Edwards of the transactions contemplated hereby or thereby, including the Contribution, the sale of the Selling Shares and the approval of the Capital Raise, except, with respect to the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, for (i) the receipt of the Second Golden Share Approval, (ii) the approval of the Shareholder Vote Proposals, (iii) the CADE approval, those approvals under the HSR Act and any other approval 43 under any other applicable Antitrust Laws, (iv) the approvals necessary for the transfer or issuance of Governmental Authorizations required to be obtained by the Company for the operation of the Commercial Aviation Business after the Contribution, and (v) such other Governmental Authorizations the failure of which to obtain would not be material to the Commercial Aviation Business or the Company Group after the Closing. The First Golden Share Approval was obtained by Edwards on January 10, 2019 and is in force and effect. On December 17, 2018, Edwards delivered a notice to the Government of Brazil making reference to the transactions contemplated by this Agreement and the Ancillary Agreements for purposes of the Government of Brazil’s exercise of its right of first refusal under that certain Right of First Refusal for Acquisition of Real Property, Machinery and Equipment Agreement (Contrato de Concessão do Direito de Preferência a Aquisição de Imóveis e Máquinas e Equipamentos) entered into on October 27, 1994, by and between Edwards and the Government of Brazil, and on January 10, 2019, the Government of Brazil has waived, in a binding and unconditional manner, its right of first refusal set forth in such agreement in relation to the transactions contemplated by this Agreement and the Ancillary Agreements (the “ROFR”). 3.04 Capitalization of the Company Group; Company Joint Venture. (a) All of the issued and outstanding shares of capital stock of each member of the Company Group, including the Selling Shares, have been (and, in the case of the redeemable preferred Shares and the Issued Shares, will be at the Closing) duly authorized and validly issued, are (or at the Closing will be) fully paid and non- assessable, have been issued in compliance with applicable Law and have not been issued in violation of any preemptive rights, rights of first offer, rights of first refusal or similar rights and are free and clear of any Encumbrances. (b) The authorized share capital of the Company consists of 1,200 registered common shares, with no par value. As of the date hereof, 1,200 common Shares were issued and outstanding, all of which are owned by Edwards, except for 1 common Share which is owned by ELEB, and are all fully paid in (integralizadas). Set forth on Section 3.04(b) of the Edwards Disclosure Schedules is, with respect to each member of the Company Group and each Company Joint Venture as of the date hereof, (i) the jurisdiction of incorporation or organization of such Person, and (ii) the identity of each Person who holds such shares of capital stock of such Person, including the number of such shares each Person holds. (A) There are no authorized, issued or outstanding shares of capital stock or other equity interests of any member of the Company Group or any Company Joint Venture and (B) neither the Company nor any of its Subsidiaries owns any equity interest in any Person other than the Company’s Subsidiaries, except for the Company Joint Ventures. There are no agreements, options, warrants, calls, rights or other instruments or agreements relating to the sale, issuance or redemption of any shares of capital stock or other equity interests of any member of the Company Group, including the Selling Shares and the Issued Shares, or any securities or other instruments convertible into, exchangeable for, any shares of capital stock of or other equity interests of any member of the Company Group, in each case, (A) evidencing the right to purchase, or otherwise requiring any member of the Company Group to issue or sell or give any Person a right to subscribe for or acquire such shares of capital stock or other equity interests, including the Selling Shares and the Issued Shares, and (B) to which any 44 under any other applicable Antitrust Laws, (iv) the approvals necessary for the transfer or issuance of Governmental Authorizations required to be obtained by the Company for the operation of the Commercial Aviation Business after the Contribution, and (v) such other Governmental Authorizations the failure of which to obtain would not be material to the Commercial Aviation Business or the Company Group after the Closing. The First Golden Share Approval was obtained by Edwards on January 10, 2019 and is in force and effect. On December 17, 2018, Edwards delivered a notice to the Government of Brazil making reference to the transactions contemplated by this Agreement and the Ancillary Agreements for purposes of the Government of Brazil’s exercise of its right of first refusal under that certain Right of First Refusal for Acquisition of Real Property, Machinery and Equipment Agreement (Contrato de Concessão do Direito de Preferência a Aquisição de Imóveis e Máquinas e Equipamentos) entered into on October 27, 1994, by and between Edwards and the Government of Brazil, and on January 10, 2019, the Government of Brazil has waived, in a binding and unconditional manner, its right of first refusal set forth in such agreement in relation to the transactions contemplated by this Agreement and the Ancillary Agreements (the “ROFR”). 3.04 Capitalization of the Company Group; Company Joint Venture. (a) All of the issued and outstanding shares of capital stock of each member of the Company Group, including the Selling Shares, have been (and, in the case of the redeemable preferred Shares and the Issued Shares, will be at the Closing) duly authorized and validly issued, are (or at the Closing will be) fully paid and non- assessable, have been issued in compliance with applicable Law and have not been issued in violation of any preemptive rights, rights of first offer, rights of first refusal or similar rights and are free and clear of any Encumbrances. (b) The authorized share capital of the Company consists of 1,200 registered common shares, with no par value. As of the date hereof, 1,200 common Shares were issued and outstanding, all of which are owned by Edwards, except for 1 common Share which is owned by ELEB, and are all fully paid in (integralizadas). Set forth on Section 3.04(b) of the Edwards Disclosure Schedules is, with respect to each member of the Company Group and each Company Joint Venture as of the date hereof, (i) the jurisdiction of incorporation or organization of such Person, and (ii) the identity of each Person who holds such shares of capital stock of such Person, including the number of such shares each Person holds. (A) There are no authorized, issued or outstanding shares of capital stock or other equity interests of any member of the Company Group or any Company Joint Venture and (B) neither the Company nor any of its Subsidiaries owns any equity interest in any Person other than the Company’s Subsidiaries, except for the Company Joint Ventures. There are no agreements, options, warrants, calls, rights or other instruments or agreements relating to the sale, issuance or redemption of any shares of capital stock or other equity interests of any member of the Company Group, including the Selling Shares and the Issued Shares, or any securities or other instruments convertible into, exchangeable for, any shares of capital stock of or other equity interests of any member of the Company Group, in each case, (A) evidencing the right to purchase, or otherwise requiring any member of the Company Group to issue or sell or give any Person a right to subscribe for or acquire such shares of capital stock or other equity interests, including the Selling Shares and the Issued Shares, and (B) to which any 44 of the members of the Edwards Group or any member of the Company Group is a party or by which it is bound. There are no agreements, options, warrants, calls, rights or other instruments or agreements relating to the sale, issuance or redemption of any shares of capital stock or other equity interests owned by any member of the Edwards Group in any Company Joint Venture, and no member of the Edwards Group has any obligation to provide any additional funding, whether in the form of debt or capital contribution, to any Company Joint Venture. No member of the Edwards Group has guaranteed any indebtedness for borrowed money of any Company Joint Venture, and aggregate indebtedness for borrowed money of the Company Joint Ventures is not in excess of ten million dollars ($10,000,000). (c) There are no stockholders’ agreements or voting trusts, proxies or other agreements or understandings to which any of the members of the Edwards Group is a party or by which it is bound with respect to the voting, transfer or other disposition of any of the shares of capital stock or other equity interests of any member of the Company Group, including the Selling Shares and the Issued Shares, or of any Company Joint Venture owned by any such member of the Edwards Group or of the Company Group. There are no outstanding bonds, debentures, notes or other Indebtedness of any member of the Company Group having the right to vote (or convertible into, exchangeable into, or exercisable for, securities having the right to vote) on any matters on which the holders of shares of capital stock or other equity interests of any member of the Company Group may vote. None of the members of the Edwards Group is a party to any agreement pursuant to which any Person is or shall be on the Closing Date entitled to elect, designate or nominate any director of any member of the Company Group or the Company Joint Venture. 3.05 Absence of Conflicts. Neither the execution and delivery by Edwards or the Company of this Agreement or any of the Ancillary Agreements to which Edwards or the Company is a party, nor, subject to the Shareholder Approval, the Second Golden Share Approval and the other Governmental Authorizations referred to in Section 3.03 (except for the First Golden Share Approval and the waiver of the ROFR by the Government of Brazil), the consummation by Edwards of the transactions contemplated hereby or thereby (including the Contribution, the sale of the Selling Shares and the approval of the Capital Raise), will (a) violate or result in the breach of the Governing Documents of any of the members of the Edwards Group (including any member of the Company Group or any Company Joint Venture); (b) violate or result in the breach of any Law to which Edwards or any member of the Edwards Group (including any member of the Company Group), the Commercial Aviation Business or any of the Contributed Assets prior to the Contribution and the Company Group as of the Contribution is subject, or by which any of them is bound, or result in any revocation, cancellation, suspension or modification of any Governmental Authorization; (c) violate, result in the breach of, constitute a default (or create an event which, with notice or lapse of time or both, would constitute a default under), result in the acceleration, termination or maturity of, create in any party the right to accelerate, terminate, modify, amend or cancel, require any consent of, or notice to, any Person (other than any Governmental Authority) pursuant to, or result in the loss of a benefit or increase in any fee, Liability or other obligation under, any Material Contract binding upon Edwards or any other member of the Edwards Group (including any member of the Company Group) to the extent related to the Commercial Aviation Business or any of the Contributed 45 of the members of the Edwards Group or any member of the Company Group is a party or by which it is bound. There are no agreements, options, warrants, calls, rights or other instruments or agreements relating to the sale, issuance or redemption of any shares of capital stock or other equity interests owned by any member of the Edwards Group in any Company Joint Venture, and no member of the Edwards Group has any obligation to provide any additional funding, whether in the form of debt or capital contribution, to any Company Joint Venture. No member of the Edwards Group has guaranteed any indebtedness for borrowed money of any Company Joint Venture, and aggregate indebtedness for borrowed money of the Company Joint Ventures is not in excess of ten million dollars ($10,000,000). (c) There are no stockholders’ agreements or voting trusts, proxies or other agreements or understandings to which any of the members of the Edwards Group is a party or by which it is bound with respect to the voting, transfer or other disposition of any of the shares of capital stock or other equity interests of any member of the Company Group, including the Selling Shares and the Issued Shares, or of any Company Joint Venture owned by any such member of the Edwards Group or of the Company Group. There are no outstanding bonds, debentures, notes or other Indebtedness of any member of the Company Group having the right to vote (or convertible into, exchangeable into, or exercisable for, securities having the right to vote) on any matters on which the holders of shares of capital stock or other equity interests of any member of the Company Group may vote. None of the members of the Edwards Group is a party to any agreement pursuant to which any Person is or shall be on the Closing Date entitled to elect, designate or nominate any director of any member of the Company Group or the Company Joint Venture. 3.05 Absence of Conflicts. Neither the execution and delivery by Edwards or the Company of this Agreement or any of the Ancillary Agreements to which Edwards or the Company is a party, nor, subject to the Shareholder Approval, the Second Golden Share Approval and the other Governmental Authorizations referred to in Section 3.03 (except for the First Golden Share Approval and the waiver of the ROFR by the Government of Brazil), the consummation by Edwards of the transactions contemplated hereby or thereby (including the Contribution, the sale of the Selling Shares and the approval of the Capital Raise), will (a) violate or result in the breach of the Governing Documents of any of the members of the Edwards Group (including any member of the Company Group or any Company Joint Venture); (b) violate or result in the breach of any Law to which Edwards or any member of the Edwards Group (including any member of the Company Group), the Commercial Aviation Business or any of the Contributed Assets prior to the Contribution and the Company Group as of the Contribution is subject, or by which any of them is bound, or result in any revocation, cancellation, suspension or modification of any Governmental Authorization; (c) violate, result in the breach of, constitute a default (or create an event which, with notice or lapse of time or both, would constitute a default under), result in the acceleration, termination or maturity of, create in any party the right to accelerate, terminate, modify, amend or cancel, require any consent of, or notice to, any Person (other than any Governmental Authority) pursuant to, or result in the loss of a benefit or increase in any fee, Liability or other obligation under, any Material Contract binding upon Edwards or any other member of the Edwards Group (including any member of the Company Group) to the extent related to the Commercial Aviation Business or any of the Contributed 45

Assets; (d) (with or without notice or lapse of time) result in the creation or imposition of, or triggering of, any rights pursuant to, any Encumbrances (other than Permitted Encumbrances) upon or with respect to the Commercial Aviation Business or any of the Contributed Assets; or (e) result in the termination or impairment, or create in any party the right to terminate, in whole or in part, any of the Governmental Authorizations required for the operation of the Commercial Aviation Business, except with respect to clauses (b) through (e) as would not reasonably be expected, individually or in the aggregate, to be material to the Commercial Aviation Business. 3.06 Financial Statements. (a) Section 3.06(a) of the Edwards Disclosure Schedules sets forth true, correct and complete copies of (i) the audited consolidated balance sheet of Edwards and its Subsidiaries as of December 31, 2017 and December 31, 2016, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flow for the fiscal years ended December 31, 2017 and December 31, 2016, respectively (the “Edwards Audited Financial Statements”), and (ii) the unaudited balance sheet of Edwards and its Subsidiaries as of June 30, 2018 and September 30, 2018 and the related unaudited statements of income, comprehensive income, changes in stockholders’ equity and cash flow for the six (6)-month period and the nine (9)-month period ended June 30, 2018 and September 30, 2018, respectively (together with the Edwards Audited Financial Statements, the “Edwards Financial Statements”). Each of the Edwards Financial Statements was prepared in accordance with IFRS consistently applied. Each of the Edwards Financial Statements fairly presents, in all material respects, the financial position of Edwards as of the dates indicated therein, and the results of Edwards’ operations and cash flows for the periods indicated therein. (b) Section 3.06(b) of the Edwards Disclosure Schedules sets forth a true, correct and complete copy of the unaudited carve-out balance sheet of the Company as of December 31, 2017 (the “Carve-Out Balance Sheet”) and related statements of income, of the Company for the year ended December 31, 2017, and the unaudited carve-out balance sheet and related statements of income, of the Company as of and for the six (6)- month period ended June 30, 2018, in each case, after giving effect to the Contribution and the Capital Raise (collectively, the “Carve-Out Financial Statements”). The Carve- Out Financial Statements were prepared in accordance with IFRS consistently applied and applied consistently with IFRS as applied in the preparation of the Edwards Financial Statements, and are derived from and in accordance with the Books and Records. The Carve-Out Financial Statements fairly present, in all material respects, the financial position of the Company as of the dates indicated therein and the results of its operations for the periods indicated therein, giving effect to the Contribution and the Capital Raise as if they had been completed as of December 31, 2017 and June 30, 2018, respectively. (c) The Edwards Group maintains a system of internal accounting controls with respect to the Commercial Aviation Business established and administered in accordance with IFRS. Such systems of internal accounting controls are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with the accounting 46 Assets; (d) (with or without notice or lapse of time) result in the creation or imposition of, or triggering of, any rights pursuant to, any Encumbrances (other than Permitted Encumbrances) upon or with respect to the Commercial Aviation Business or any of the Contributed Assets; or (e) result in the termination or impairment, or create in any party the right to terminate, in whole or in part, any of the Governmental Authorizations required for the operation of the Commercial Aviation Business, except with respect to clauses (b) through (e) as would not reasonably be expected, individually or in the aggregate, to be material to the Commercial Aviation Business. 3.06 Financial Statements. (a) Section 3.06(a) of the Edwards Disclosure Schedules sets forth true, correct and complete copies of (i) the audited consolidated balance sheet of Edwards and its Subsidiaries as of December 31, 2017 and December 31, 2016, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flow for the fiscal years ended December 31, 2017 and December 31, 2016, respectively (the “Edwards Audited Financial Statements”), and (ii) the unaudited balance sheet of Edwards and its Subsidiaries as of June 30, 2018 and September 30, 2018 and the related unaudited statements of income, comprehensive income, changes in stockholders’ equity and cash flow for the six (6)-month period and the nine (9)-month period ended June 30, 2018 and September 30, 2018, respectively (together with the Edwards Audited Financial Statements, the “Edwards Financial Statements”). Each of the Edwards Financial Statements was prepared in accordance with IFRS consistently applied. Each of the Edwards Financial Statements fairly presents, in all material respects, the financial position of Edwards as of the dates indicated therein, and the results of Edwards’ operations and cash flows for the periods indicated therein. (b) Section 3.06(b) of the Edwards Disclosure Schedules sets forth a true, correct and complete copy of the unaudited carve-out balance sheet of the Company as of December 31, 2017 (the “Carve-Out Balance Sheet”) and related statements of income, of the Company for the year ended December 31, 2017, and the unaudited carve-out balance sheet and related statements of income, of the Company as of and for the six (6)- month period ended June 30, 2018, in each case, after giving effect to the Contribution and the Capital Raise (collectively, the “Carve-Out Financial Statements”). The Carve- Out Financial Statements were prepared in accordance with IFRS consistently applied and applied consistently with IFRS as applied in the preparation of the Edwards Financial Statements, and are derived from and in accordance with the Books and Records. The Carve-Out Financial Statements fairly present, in all material respects, the financial position of the Company as of the dates indicated therein and the results of its operations for the periods indicated therein, giving effect to the Contribution and the Capital Raise as if they had been completed as of December 31, 2017 and June 30, 2018, respectively. (c) The Edwards Group maintains a system of internal accounting controls with respect to the Commercial Aviation Business established and administered in accordance with IFRS. Such systems of internal accounting controls are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with the accounting 46 principles used to prepare the Edwards Financial Statements and the Carve-Out Financial Statements and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accounting for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences. Since January 1, 2017, the Edwards Group has not identified or been made aware of any fraud that involves the Commercial Aviation Business or its management or other current employees or any Claim regarding any of the foregoing and, since January 1, 2017 and through the date of this Agreement, the Edwards Group has received no written notice from its independent auditors regarding any of the foregoing, or regarding any significant deficiencies or material weaknesses in the design or operation of the Edwards Group’s internal controls relating to the Commercial Aviation Business. 3.07 Sufficiency of Assets; Title. (a) As of the date hereof, Edwards or one of its Affiliates has good and valid title to, or valid leasehold or license interest in, the Contributed Assets free and clear of all Encumbrances other than Permitted Encumbrances; provided that, for the avoidance of doubt, the foregoing (and the representations and warranties in Section 3.07(b) and Section 3.07(c)) shall not be deemed to constitute a representation or warranty with respect to infringement, misappropriation or other violation of Third Party Intellectual Property rights, which are addressed exclusively in Section 3.19(b). (b) Upon the Closing, after giving effect to the Contribution, the Company Group will have good and valid title to or valid leasehold or license interest in the Contributed Assets, free and clear of any Encumbrance (except for Permitted Encumbrances). (c) Upon the Closing, after giving effect to the Contribution, the Contributed Assets taken together with the Assets and services the Edwards Group is obligated to provide to the Company Group under the Intellectual Property License Agreement, the General Services Agreement, the Edwards Preferred Supply Agreement and the Facilities Use Agreement (as and to the extent such Assets and services are required to be provided) constitute all of the Assets and services necessary and sufficient to conduct the Commercial Aviation Business as conducted by the Edwards Group as of the date hereof and as of the Closing Date and as are necessary and sufficient in order for the Company to comply with its obligations under the Ancillary Agreements. 3.08 Compliance with Laws. Edwards and the other members of the Edwards Group are conducting, and at all times since January 1, 2017, have conducted, the Commercial Aviation Business in all material respects in compliance with all applicable Laws. Since January 1, 2017 and through the date of this Agreement, none of Edwards or any other member of the Edwards Group has received any notice from any Governmental Authority (a) alleging any material violation of any such Law in connection with, or relating to, the conduct of the Commercial Aviation Business, or (b) requiring any member of the Edwards Group or its respective Representatives to take or omit to take any action with respect to the Commercial Aviation Business in order to prevent a material violation of any such Law. This Section 3.08 does not 47 principles used to prepare the Edwards Financial Statements and the Carve-Out Financial Statements and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accounting for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences. Since January 1, 2017, the Edwards Group has not identified or been made aware of any fraud that involves the Commercial Aviation Business or its management or other current employees or any Claim regarding any of the foregoing and, since January 1, 2017 and through the date of this Agreement, the Edwards Group has received no written notice from its independent auditors regarding any of the foregoing, or regarding any significant deficiencies or material weaknesses in the design or operation of the Edwards Group’s internal controls relating to the Commercial Aviation Business. 3.07 Sufficiency of Assets; Title. (a) As of the date hereof, Edwards or one of its Affiliates has good and valid title to, or valid leasehold or license interest in, the Contributed Assets free and clear of all Encumbrances other than Permitted Encumbrances; provided that, for the avoidance of doubt, the foregoing (and the representations and warranties in Section 3.07(b) and Section 3.07(c)) shall not be deemed to constitute a representation or warranty with respect to infringement, misappropriation or other violation of Third Party Intellectual Property rights, which are addressed exclusively in Section 3.19(b). (b) Upon the Closing, after giving effect to the Contribution, the Company Group will have good and valid title to or valid leasehold or license interest in the Contributed Assets, free and clear of any Encumbrance (except for Permitted Encumbrances). (c) Upon the Closing, after giving effect to the Contribution, the Contributed Assets taken together with the Assets and services the Edwards Group is obligated to provide to the Company Group under the Intellectual Property License Agreement, the General Services Agreement, the Edwards Preferred Supply Agreement and the Facilities Use Agreement (as and to the extent such Assets and services are required to be provided) constitute all of the Assets and services necessary and sufficient to conduct the Commercial Aviation Business as conducted by the Edwards Group as of the date hereof and as of the Closing Date and as are necessary and sufficient in order for the Company to comply with its obligations under the Ancillary Agreements. 3.08 Compliance with Laws. Edwards and the other members of the Edwards Group are conducting, and at all times since January 1, 2017, have conducted, the Commercial Aviation Business in all material respects in compliance with all applicable Laws. Since January 1, 2017 and through the date of this Agreement, none of Edwards or any other member of the Edwards Group has received any notice from any Governmental Authority (a) alleging any material violation of any such Law in connection with, or relating to, the conduct of the Commercial Aviation Business, or (b) requiring any member of the Edwards Group or its respective Representatives to take or omit to take any action with respect to the Commercial Aviation Business in order to prevent a material violation of any such Law. This Section 3.08 does not 47 relate to Taxes; Environmental Matters; Employee Benefit Plans; Employee and Labor Matters; Intellectual Property; or Anti-Bribery, which are addressed in Sections 3.12, 3.16, 3.17, 3.18, 3.19, and 3.23, respectively. 3.09 Governmental Authorizations. (a) The Edwards Group owns, holds, possesses, or has been granted use of and lawfully uses, and as of the Closing Date the Company Group will own, hold, possess or have been granted use of and will lawfully use, in the operation of the Commercial Aviation Business, all Governmental Authorizations necessary for the ownership, possession, use and/or disposition of the Contributed Assets and/or the operations, activities and conduct of the Commercial Aviation Business as currently conducted, except as would not, individually or in the aggregate, be material to the Commercial Aviation Business. (b) Section 3.09(b) of the Edwards Disclosure Schedules includes a list, as of the date hereof, of all Governmental Authorizations that are material for the uninterrupted operation of the Commercial Aviation Business, including the provision of the services by the Company Group under the Ancillary Agreements. With respect to each Governmental Authorization set forth on Section 3.09(b) of the Edwards Disclosure Schedules, such Section of the Edwards Disclosure Schedules provides whether such Governmental Authorization is permitted by the terms thereof to be transferred to the Company Group or if a new Governmental Authorization shall be obtained prior to Closing. (c) Each material Governmental Authorization with respect to the operation of the Commercial Aviation Business is, as of the date hereof in relation to the Edwards Group, and each material Governmental Authorization with respect to the operation of the Commercial Aviation Business by the Company Group will be, on the Closing Date, in full force and effect, free and clear of any Encumbrances other than Permitted Encumbrances. Each member of the Edwards Group is in compliance with the material terms and conditions of each such Governmental Authorization held by it as of the date hereof and as of the Closing Date and, upon the Contribution and as of the Closing Date, each member of the Company Group, has made all necessary filings and provided all information required by applicable Law to be provided to any Person and has paid all fees required to maintain or obtain such Governmental Authorization in full force and effect upon Contribution and as of the Closing Date. Except as to matters that have been finally resolved, as of the date hereof, no Person has alleged or claimed that any member of the Edwards Group fails to hold any Governmental Authorization necessary for the operation of the Commercial Aviation Business. (d) As of the date hereof, no member of the Edwards Group has received any written notice from any Governmental Authority regarding (i) any actual or, to Edwards’ Knowledge, possible violation of any Law with respect to requiring a Person to obtain a Governmental Authorization for the operation of the Commercial Aviation Business or any failure to comply with any term or requirement of any such Governmental Authorization, (ii) any actual or, to Edwards’ Knowledge, possible revocation, 48 relate to Taxes; Environmental Matters; Employee Benefit Plans; Employee and Labor Matters; Intellectual Property; or Anti-Bribery, which are addressed in Sections 3.12, 3.16, 3.17, 3.18, 3.19, and 3.23, respectively. 3.09 Governmental Authorizations. (a) The Edwards Group owns, holds, possesses, or has been granted use of and lawfully uses, and as of the Closing Date the Company Group will own, hold, possess or have been granted use of and will lawfully use, in the operation of the Commercial Aviation Business, all Governmental Authorizations necessary for the ownership, possession, use and/or disposition of the Contributed Assets and/or the operations, activities and conduct of the Commercial Aviation Business as currently conducted, except as would not, individually or in the aggregate, be material to the Commercial Aviation Business. (b) Section 3.09(b) of the Edwards Disclosure Schedules includes a list, as of the date hereof, of all Governmental Authorizations that are material for the uninterrupted operation of the Commercial Aviation Business, including the provision of the services by the Company Group under the Ancillary Agreements. With respect to each Governmental Authorization set forth on Section 3.09(b) of the Edwards Disclosure Schedules, such Section of the Edwards Disclosure Schedules provides whether such Governmental Authorization is permitted by the terms thereof to be transferred to the Company Group or if a new Governmental Authorization shall be obtained prior to Closing. (c) Each material Governmental Authorization with respect to the operation of the Commercial Aviation Business is, as of the date hereof in relation to the Edwards Group, and each material Governmental Authorization with respect to the operation of the Commercial Aviation Business by the Company Group will be, on the Closing Date, in full force and effect, free and clear of any Encumbrances other than Permitted Encumbrances. Each member of the Edwards Group is in compliance with the material terms and conditions of each such Governmental Authorization held by it as of the date hereof and as of the Closing Date and, upon the Contribution and as of the Closing Date, each member of the Company Group, has made all necessary filings and provided all information required by applicable Law to be provided to any Person and has paid all fees required to maintain or obtain such Governmental Authorization in full force and effect upon Contribution and as of the Closing Date. Except as to matters that have been finally resolved, as of the date hereof, no Person has alleged or claimed that any member of the Edwards Group fails to hold any Governmental Authorization necessary for the operation of the Commercial Aviation Business. (d) As of the date hereof, no member of the Edwards Group has received any written notice from any Governmental Authority regarding (i) any actual or, to Edwards’ Knowledge, possible violation of any Law with respect to requiring a Person to obtain a Governmental Authorization for the operation of the Commercial Aviation Business or any failure to comply with any term or requirement of any such Governmental Authorization, (ii) any actual or, to Edwards’ Knowledge, possible revocation, 48 withdrawal, suspension, cancellation, termination or modification of any such Governmental Authorization or (iii) any additional requirements or restrictions for the Company or any other member of the Company Group to obtain any new or hold any such Governmental Authorization. 3.10 Product Warranty and Liability. (a) Each product manufactured, sold, leased or delivered, or services rendered, by or on behalf of Edwards or any other member of the Edwards Group relating to the Commercial Aviation Business (including all IT Assets and Edwards Proprietary Software incorporated therein) conformed in all material respects to all applicable contractual specifications and all express and implied warranties made by Edwards or any other member of the Edwards Group (except to the extent non-conformity is immaterial or is expressly consented to by a customer). (b) Section 3.10(b) of the Edwards Disclosure Schedules sets forth all standard warranty terms applicable to any products manufactured, sold, leased or delivered, or services rendered, by or on behalf of Edwards or any member of the Edwards Group relating to the Commercial Aviation Business since November 1, 2013. Since November 1, 2013, there have been no significant deviations in standard warranty terms relating to the Commercial Aviation Business. (c) (i) There are no product liability Claims by a Third Party, brought under any theory (including tort, warranty, defect, strict liability, negligence, gross negligence or failure to warn, and including product recall, replacement or repair liability), for Liabilities caused by a defect in products that were developed or manufactured by Edwards or any member of the Edwards Group using the Contributed Assets of the Commercial Aviation Business, and (ii) there is no systemic design, manufacturing or other defect in any product manufactured, sold, leased or delivered, or services rendered, by or on behalf of Edwards or any member of the Edwards Group using the Contributed Assets of the Commercial Aviation Business. (d) As of the date hereof, there are no outstanding Governmental Authority mandated inspections, recalls, repairs or retro-fits applicable to any product manufactured, sold, leased or delivered, or services rendered, by or on behalf Edwards or any member of the Edwards Group relating to the Commercial Aviation Business. 3.11 Real Property. (a) The Edwards Group holds (i) good and valid title (or the local legal equivalent thereto) to each of the Owned Facilities and (ii) valid leasehold interests in, or rights of use for, each of the Leased Facilities, in each case free and clear of all Encumbrances other than Permitted Encumbrances. No Person other than the Edwards Group is in possession of the Contributed Facilities or the Leased Facilities and there are no Contracts granting to any Person other than the Edwards Group the right to use or occupy any Contributed Facility or any portion thereof, except for (A) customary limited grants of use of the Contributed Facilities to suppliers and customers of the Commercial 49 withdrawal, suspension, cancellation, termination or modification of any such Governmental Authorization or (iii) any additional requirements or restrictions for the Company or any other member of the Company Group to obtain any new or hold any such Governmental Authorization. 3.10 Product Warranty and Liability. (a) Each product manufactured, sold, leased or delivered, or services rendered, by or on behalf of Edwards or any other member of the Edwards Group relating to the Commercial Aviation Business (including all IT Assets and Edwards Proprietary Software incorporated therein) conformed in all material respects to all applicable contractual specifications and all express and implied warranties made by Edwards or any other member of the Edwards Group (except to the extent non-conformity is immaterial or is expressly consented to by a customer). (b) Section 3.10(b) of the Edwards Disclosure Schedules sets forth all standard warranty terms applicable to any products manufactured, sold, leased or delivered, or services rendered, by or on behalf of Edwards or any member of the Edwards Group relating to the Commercial Aviation Business since November 1, 2013. Since November 1, 2013, there have been no significant deviations in standard warranty terms relating to the Commercial Aviation Business. (c) (i) There are no product liability Claims by a Third Party, brought under any theory (including tort, warranty, defect, strict liability, negligence, gross negligence or failure to warn, and including product recall, replacement or repair liability), for Liabilities caused by a defect in products that were developed or manufactured by Edwards or any member of the Edwards Group using the Contributed Assets of the Commercial Aviation Business, and (ii) there is no systemic design, manufacturing or other defect in any product manufactured, sold, leased or delivered, or services rendered, by or on behalf of Edwards or any member of the Edwards Group using the Contributed Assets of the Commercial Aviation Business. (d) As of the date hereof, there are no outstanding Governmental Authority mandated inspections, recalls, repairs or retro-fits applicable to any product manufactured, sold, leased or delivered, or services rendered, by or on behalf Edwards or any member of the Edwards Group relating to the Commercial Aviation Business. 3.11 Real Property. (a) The Edwards Group holds (i) good and valid title (or the local legal equivalent thereto) to each of the Owned Facilities and (ii) valid leasehold interests in, or rights of use for, each of the Leased Facilities, in each case free and clear of all Encumbrances other than Permitted Encumbrances. No Person other than the Edwards Group is in possession of the Contributed Facilities or the Leased Facilities and there are no Contracts granting to any Person other than the Edwards Group the right to use or occupy any Contributed Facility or any portion thereof, except for (A) customary limited grants of use of the Contributed Facilities to suppliers and customers of the Commercial 49

Aviation Business in the Ordinary Course and for grants of use to organizations created by or for use of employees of the Commercial Aviation Business and (B) the Facilities Use Agreement. (b) The Edwards Group (x) owns and holds valid title to the facilities subject to the Facilities Use Agreement that are owned by the Edwards Group and (y) has good and valid leasehold title in and to, and the right to use, the facilities subject to the Facilities Use Agreement that are leased by, or assigned by Governmental Authorization to, the Edwards Group. (c) Section 3.11(c) of the Edwards Disclosure Schedules lists the Real Property Leases and includes the complete and accurate legal description of each real property leased under each Real Property Lease. On or prior to the date hereof, Edwards has delivered to Bulls Brazil a true, correct and complete copy of each Real Property Lease. With respect to each Real Property Lease: (i) such Real Property Lease is a valid and binding obligation of the member of the Edwards Group party thereto and, to Edwards’ Knowledge, of the other party thereto, enforceable in accordance with its terms and in full force and effect, except as may be limited by the Enforceability Exceptions; and (ii) the Edwards Group is not in breach or default under such Real Property Lease, and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a breach or default by any member of the Edwards Group of such Real Property Lease, except, in each case, as would not reasonably be expected, individually or in the aggregate, to be material to the Commercial Aviation Business. (d) Since January 1, 2017 through the date of this Agreement, the Edwards Group has not received any written or, to Edwards’ Knowledge, oral notice of any (i) violations of planning, health, safety, fire, zoning, use, occupancy or building regulation, wetlands or Environmental Law or other Law or requirement relating to or affecting the Contributed Facilities or any of the Retained Edwards Facilities subject to the Facilities Use Agreement, (ii) existing, pending or threatened condemnation proceedings affecting the Contributed Facilities or the Retained Edwards Facilities subject to the Facilities Use Agreement, or (iii) existing, pending or, to Edwards’ Knowledge, threatened zoning, building code or other moratorium proceedings, or similar matters that would reasonably be expected to adversely affect the ability of the Edwards Group to operate or use the Contributed Facilities or any of the Retained Edwards Facilities subject to the Facilities Use Agreement. As of the date hereof, there is no Legal Proceeding seeking to challenge, condition or restrict in any material respect the ownership, lease, use, occupancy or operations by the Edwards Group at all or any material portion of any Contributed Facility or any of the Retained Edwards Facilities subject to the Facilities Use Agreement. 3.12 Taxes. Each representation and warranty in this Section 3.12 relating to the Edwards Group (including, for the avoidance of doubt, the Company Group) shall have been 50 Aviation Business in the Ordinary Course and for grants of use to organizations created by or for use of employees of the Commercial Aviation Business and (B) the Facilities Use Agreement. (b) The Edwards Group (x) owns and holds valid title to the facilities subject to the Facilities Use Agreement that are owned by the Edwards Group and (y) has good and valid leasehold title in and to, and the right to use, the facilities subject to the Facilities Use Agreement that are leased by, or assigned by Governmental Authorization to, the Edwards Group. (c) Section 3.11(c) of the Edwards Disclosure Schedules lists the Real Property Leases and includes the complete and accurate legal description of each real property leased under each Real Property Lease. On or prior to the date hereof, Edwards has delivered to Bulls Brazil a true, correct and complete copy of each Real Property Lease. With respect to each Real Property Lease: (i) such Real Property Lease is a valid and binding obligation of the member of the Edwards Group party thereto and, to Edwards’ Knowledge, of the other party thereto, enforceable in accordance with its terms and in full force and effect, except as may be limited by the Enforceability Exceptions; and (ii) the Edwards Group is not in breach or default under such Real Property Lease, and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a breach or default by any member of the Edwards Group of such Real Property Lease, except, in each case, as would not reasonably be expected, individually or in the aggregate, to be material to the Commercial Aviation Business. (d) Since January 1, 2017 through the date of this Agreement, the Edwards Group has not received any written or, to Edwards’ Knowledge, oral notice of any (i) violations of planning, health, safety, fire, zoning, use, occupancy or building regulation, wetlands or Environmental Law or other Law or requirement relating to or affecting the Contributed Facilities or any of the Retained Edwards Facilities subject to the Facilities Use Agreement, (ii) existing, pending or threatened condemnation proceedings affecting the Contributed Facilities or the Retained Edwards Facilities subject to the Facilities Use Agreement, or (iii) existing, pending or, to Edwards’ Knowledge, threatened zoning, building code or other moratorium proceedings, or similar matters that would reasonably be expected to adversely affect the ability of the Edwards Group to operate or use the Contributed Facilities or any of the Retained Edwards Facilities subject to the Facilities Use Agreement. As of the date hereof, there is no Legal Proceeding seeking to challenge, condition or restrict in any material respect the ownership, lease, use, occupancy or operations by the Edwards Group at all or any material portion of any Contributed Facility or any of the Retained Edwards Facilities subject to the Facilities Use Agreement. 3.12 Taxes. Each representation and warranty in this Section 3.12 relating to the Edwards Group (including, for the avoidance of doubt, the Company Group) shall have been 50 made, for all purposes hereunder, by the Edwards Group solely in connection with, or in any way relating to, the Commercial Aviation Business. (a) All income and other material Tax Returns (i) of each member of the Company Group, (ii) of each member of the Edwards Group or (iii) that relate to the Commercial Aviation Business or the Contributed Assets, in each case, that are required to be filed with a Tax Authority (taking into account any available extensions) have been properly prepared and duly and timely filed, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes imposed on such members of the Company Group and Edwards Group have been or will be duly and timely paid other than Taxes contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with IFRS. No member of the Edwards Group or the Company Group has received any injunction allowing such member to forgo payment on and/or reduce the amount of Taxes with respect to such Tax Returns. (b) To the Knowledge of Edwards, each member of the Edwards Group and each member of the Company Group have duly and timely withheld or collected, and timely paid over and reported to the appropriate Tax Authorities, all material Taxes required to be withheld or collected in any Pre-Closing Period pursuant to applicable Laws. (c) There are no Tax Contests or other material actions pending or threatened against, or in respect of, any member of the Company Group, the Edwards Group, or the Contributed Assets in respect of Taxes before any Tax Authority. All existing obligations of the Company Group or the Edwards Group of such nature have been adequately provisioned in the Edwards Financial Statements and the Carve-Out Financial Statements. (d) To the Knowledge of Edwards, all members of the Company Group (i) are not (and have never been) subject to Tax in any country other than their respective places of incorporation or formation by virtue of having a permanent establishment, place of business or source of income in that jurisdiction, (ii) are in material compliance with all applicable transfer pricing Laws, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodologies of the Edwards Group and the Company Group, and (iii) have adequately documented all material intercompany agreements and duly executed such documents in a timely manner. (e) There are no Encumbrances for Taxes upon any of the Contributed Assets, except for Permitted Encumbrances. (f) There are no outstanding agreements or waivers extending the statutory period for assessment or collection, or the applicable statute of limitations, of any Taxes of any member of the Company Group or with respect to the Contributed Assets. (g) Other than the U.S. consolidated group the parent of which is Embraer Aircraft Holding, Inc., no member of the Company Group has (i) ever been considered a 51 made, for all purposes hereunder, by the Edwards Group solely in connection with, or in any way relating to, the Commercial Aviation Business. (a) All income and other material Tax Returns (i) of each member of the Company Group, (ii) of each member of the Edwards Group or (iii) that relate to the Commercial Aviation Business or the Contributed Assets, in each case, that are required to be filed with a Tax Authority (taking into account any available extensions) have been properly prepared and duly and timely filed, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes imposed on such members of the Company Group and Edwards Group have been or will be duly and timely paid other than Taxes contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with IFRS. No member of the Edwards Group or the Company Group has received any injunction allowing such member to forgo payment on and/or reduce the amount of Taxes with respect to such Tax Returns. (b) To the Knowledge of Edwards, each member of the Edwards Group and each member of the Company Group have duly and timely withheld or collected, and timely paid over and reported to the appropriate Tax Authorities, all material Taxes required to be withheld or collected in any Pre-Closing Period pursuant to applicable Laws. (c) There are no Tax Contests or other material actions pending or threatened against, or in respect of, any member of the Company Group, the Edwards Group, or the Contributed Assets in respect of Taxes before any Tax Authority. All existing obligations of the Company Group or the Edwards Group of such nature have been adequately provisioned in the Edwards Financial Statements and the Carve-Out Financial Statements. (d) To the Knowledge of Edwards, all members of the Company Group (i) are not (and have never been) subject to Tax in any country other than their respective places of incorporation or formation by virtue of having a permanent establishment, place of business or source of income in that jurisdiction, (ii) are in material compliance with all applicable transfer pricing Laws, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodologies of the Edwards Group and the Company Group, and (iii) have adequately documented all material intercompany agreements and duly executed such documents in a timely manner. (e) There are no Encumbrances for Taxes upon any of the Contributed Assets, except for Permitted Encumbrances. (f) There are no outstanding agreements or waivers extending the statutory period for assessment or collection, or the applicable statute of limitations, of any Taxes of any member of the Company Group or with respect to the Contributed Assets. (g) Other than the U.S. consolidated group the parent of which is Embraer Aircraft Holding, Inc., no member of the Company Group has (i) ever been considered a 51 member of an affiliated group filing a consolidated federal income Tax Return or (ii) any Liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor, by contract, or otherwise. No member of the Company Group is a party to or has any obligation under any Tax sharing agreement, Tax indemnity agreement, Tax allocation agreement, any agreement to surrender any Tax Losses or other Tax relief or any similar contract or arrangement pursuant to which it has or shall have any obligation to make any payments on or after the Closing Date. (h) No private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to the Company Group for any Taxable year for which the statute of limitations has not yet expired. (i) To Edwards’ Knowledge, no member of the Company Group will be required to include any material item of income in, or exclude material items of deduction from, Taxable income for any Taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in method of accounting occurring for a Taxable period ending on or before the Closing Date under Code Section 481(c) (or any corresponding or similar provision of state, local or non-U.S. Law), (ii) a transaction arising in a Taxable period (or portion thereof) ending on or before the Closing Date and pursuant to which payments are required to be made after the Closing Date and the income from which is required to be recognized under applicable Law when payments are received rather than when the transaction arose, (iii) an agreement entered into with a Tax Authority executed on or prior to the Closing Date or (iv) any deferred intercompany gain or any excess loss account described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or non-U.S. Law). (j) No member of the Company Group (i) has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code (or any similar provision of state, local or non-U.S. Law), (ii) is a partner for Tax purposes with respect to any joint venture, partnership or similar arrangement, or other Contract that is treated as a partnership for Tax purposes, except for the Company Joint Ventures, or (iii) owns a single member limited liability company that is treated as a disregarded entity for U.S. Federal Tax purposes. (k) Prior to the Contribution, the Company has never (i) had any assets or conducted any business activities or (ii) filed any Tax Returns. (l) Edwards has made available to Bulls Brazil copies of (i) all material Tax Returns for each of the entities of the Edwards Group and the Company Group (which copies are true, correct and complete in all material respects) for any taxable year in which the statute of limitations remains open and (ii) all material Tax assessments for the Company Group, the Contributed Assets or with respect to the Commercial Aviation Business that are ongoing. 52 member of an affiliated group filing a consolidated federal income Tax Return or (ii) any Liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor, by contract, or otherwise. No member of the Company Group is a party to or has any obligation under any Tax sharing agreement, Tax indemnity agreement, Tax allocation agreement, any agreement to surrender any Tax Losses or other Tax relief or any similar contract or arrangement pursuant to which it has or shall have any obligation to make any payments on or after the Closing Date. (h) No private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to the Company Group for any Taxable year for which the statute of limitations has not yet expired. (i) To Edwards’ Knowledge, no member of the Company Group will be required to include any material item of income in, or exclude material items of deduction from, Taxable income for any Taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in method of accounting occurring for a Taxable period ending on or before the Closing Date under Code Section 481(c) (or any corresponding or similar provision of state, local or non-U.S. Law), (ii) a transaction arising in a Taxable period (or portion thereof) ending on or before the Closing Date and pursuant to which payments are required to be made after the Closing Date and the income from which is required to be recognized under applicable Law when payments are received rather than when the transaction arose, (iii) an agreement entered into with a Tax Authority executed on or prior to the Closing Date or (iv) any deferred intercompany gain or any excess loss account described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or non-U.S. Law). (j) No member of the Company Group (i) has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code (or any similar provision of state, local or non-U.S. Law), (ii) is a partner for Tax purposes with respect to any joint venture, partnership or similar arrangement, or other Contract that is treated as a partnership for Tax purposes, except for the Company Joint Ventures, or (iii) owns a single member limited liability company that is treated as a disregarded entity for U.S. Federal Tax purposes. (k) Prior to the Contribution, the Company has never (i) had any assets or conducted any business activities or (ii) filed any Tax Returns. (l) Edwards has made available to Bulls Brazil copies of (i) all material Tax Returns for each of the entities of the Edwards Group and the Company Group (which copies are true, correct and complete in all material respects) for any taxable year in which the statute of limitations remains open and (ii) all material Tax assessments for the Company Group, the Contributed Assets or with respect to the Commercial Aviation Business that are ongoing. 52

(m) Section 3.12(m) of the Edwards Disclosure Schedules contains a complete and accurate list, as of the date hereof, of the Tax benefits and Tax incentives from which the Edwards Group and the Company Group benefit (“Tax Incentives and Benefits”) with respect to the Commercial Aviation Business. (n) Notwithstanding anything to the contrary contained herein, nothing in this Section 3.12 is or shall be construed as a representation or warranty with respect to the amount, value or condition of, or any limitations on, any net operating losses, net capital losses, research and development, research and experimentation, investment, foreign or other Tax credits, basis and similar Tax assets and attributes, or the ability of the Company Group or any of its Affiliates, the Commercial Aviation Business or any Person to utilize any such Tax assets and attributes in respect of any Post-Closing Tax Period. 3.13 Litigation. (a) As of the date of this Agreement, there is no pending or, to Edwards’ Knowledge, threatened Legal Proceeding against, involving or adversely affecting Edwards or any other member of the Edwards Group relating to the Commercial Aviation Business or the Contributed Assets that would, individually or in the aggregate, be material to the Commercial Aviation Business. (b) Since January 1, 2017, no member of the Edwards Group has entered into any settlement or other compromise in connection with, or in any way relating to, the Commercial Aviation Business, that would be enforceable against the members of the Company Group after the Closing or that would restrict or alter the conduct of the Commercial Aviation Business as currently conducted in any material respect. (c) As of the date of this Agreement, none of the members of the Edwards Group is subject to, and there is no outstanding Order in respect of the Contributed Assets or the Commercial Aviation Business that would, individually or in the aggregate, be material to the Commercial Aviation Business. (d) There is no Order or Legal Proceeding involving Edwards as of the date hereof that (i) questions the legality of the transactions contemplated by this Agreement, the Bylaws or any of the Ancillary Agreements or (ii) would reasonably be expected to prevent, hinder or delay the consummation of any of the transactions contemplated hereby. (e) This Section 3.13 does not relate to Real Property; Taxes; Environmental Matters; Employee Benefit Plans; Employee and Labor Matters; or Anti-Bribery, which are addressed in Sections 3.11, 3.12, 3.16, 3.17, 3.18, and 3.23, respectively. 3.14 Brokers. (a) Except for Citigroup Global Markets Inc. (the “Edwards Financial Advisor”), the fees and expenses of which shall be paid by Edwards, no Person is entitled to any brokerage or finder’s fee or other similar commission in connection with the 53 (m) Section 3.12(m) of the Edwards Disclosure Schedules contains a complete and accurate list, as of the date hereof, of the Tax benefits and Tax incentives from which the Edwards Group and the Company Group benefit (“Tax Incentives and Benefits”) with respect to the Commercial Aviation Business. (n) Notwithstanding anything to the contrary contained herein, nothing in this Section 3.12 is or shall be construed as a representation or warranty with respect to the amount, value or condition of, or any limitations on, any net operating losses, net capital losses, research and development, research and experimentation, investment, foreign or other Tax credits, basis and similar Tax assets and attributes, or the ability of the Company Group or any of its Affiliates, the Commercial Aviation Business or any Person to utilize any such Tax assets and attributes in respect of any Post-Closing Tax Period. 3.13 Litigation. (a) As of the date of this Agreement, there is no pending or, to Edwards’ Knowledge, threatened Legal Proceeding against, involving or adversely affecting Edwards or any other member of the Edwards Group relating to the Commercial Aviation Business or the Contributed Assets that would, individually or in the aggregate, be material to the Commercial Aviation Business. (b) Since January 1, 2017, no member of the Edwards Group has entered into any settlement or other compromise in connection with, or in any way relating to, the Commercial Aviation Business, that would be enforceable against the members of the Company Group after the Closing or that would restrict or alter the conduct of the Commercial Aviation Business as currently conducted in any material respect. (c) As of the date of this Agreement, none of the members of the Edwards Group is subject to, and there is no outstanding Order in respect of the Contributed Assets or the Commercial Aviation Business that would, individually or in the aggregate, be material to the Commercial Aviation Business. (d) There is no Order or Legal Proceeding involving Edwards as of the date hereof that (i) questions the legality of the transactions contemplated by this Agreement, the Bylaws or any of the Ancillary Agreements or (ii) would reasonably be expected to prevent, hinder or delay the consummation of any of the transactions contemplated hereby. (e) This Section 3.13 does not relate to Real Property; Taxes; Environmental Matters; Employee Benefit Plans; Employee and Labor Matters; or Anti-Bribery, which are addressed in Sections 3.11, 3.12, 3.16, 3.17, 3.18, and 3.23, respectively. 3.14 Brokers. (a) Except for Citigroup Global Markets Inc. (the “Edwards Financial Advisor”), the fees and expenses of which shall be paid by Edwards, no Person is entitled to any brokerage or finder’s fee or other similar commission in connection with the 53 transactions contemplated by this Agreement or any of the Ancillary Agreements based upon arrangements made by or on behalf of Edwards or any of its Affiliates. (b) The Edwards Financial Advisor has delivered to the Edwards Board its opinion to the effect that, as of the date of such opinion, based upon and subject to the various limitations, assumptions, qualifications, factors and matters set forth therein, the consideration to be paid to Edwards pursuant to this Agreement is fair, from a financial point of view, to Edwards. 3.15 Contracts. (a) For purposes of this Agreement, each of the following Contracts (other than this Agreement, the Ancillary Agreements and any Real Property Lease) to which any member of the Edwards Group is a party, or by which any of them is bound, in each case, as of the date hereof, and primarily relating to the Commercial Aviation Business (except for those Contracts that are included on Schedule 2.02(b)(iv)), shall constitute a “Material Contract”: (i) each Contract with a Material Supplier or Material Customer; (ii) each Contract that (A) limits in any material respect the ability of any member of the Edwards Group or its respective Affiliates to compete in any line of business or geographic region or with any Person, engage in any activity or business, or own, operate, sell, transfer, pledge or otherwise dispose of any material amount of Assets or businesses, (B) contains any “most favored nation” provision or arrangement that grants any right of first refusal, first offer, first negotiation or similar preferential right to any other Person, (C) contains a minimum purchase or sale requirement or a “take or pay” provision that in either case requires aggregate payments to or from any Third Party in excess of thirty- seven million Brazilian reais (R$37,000,000), or (D) restricts the ability of the Edwards Group to directly or indirectly solicit, hire or enter into an agreement regarding the employment (or consultancy, secondment or similar position) of any Person; (iii) each Contract with any Governmental Authority, including each concession or administrative authorization Contract and settlement agreements (including any term of adjustment of conduct (termo de ajuste de conduta or termo de compromisso) (“TAC”)), except for Contracts with customers, Governmental Authorizations and Ordinary Course labor matters that are not material in the aggregate; (iv) each Contract that provides for payment by any member of the Edwards Group based on sales or profit, or that constitutes a royalty arrangement in excess of thirty-seven million Brazilian reais (R$37,000,000); (v) each Contract that involves future expenditures or receipts by any member of the Edwards Group of (x) aggregate payments to any Third Party in excess of thirty-seven million Brazilian reais (R$37,000,000), or nine million two 54 transactions contemplated by this Agreement or any of the Ancillary Agreements based upon arrangements made by or on behalf of Edwards or any of its Affiliates. (b) The Edwards Financial Advisor has delivered to the Edwards Board its opinion to the effect that, as of the date of such opinion, based upon and subject to the various limitations, assumptions, qualifications, factors and matters set forth therein, the consideration to be paid to Edwards pursuant to this Agreement is fair, from a financial point of view, to Edwards. 3.15 Contracts. (a) For purposes of this Agreement, each of the following Contracts (other than this Agreement, the Ancillary Agreements and any Real Property Lease) to which any member of the Edwards Group is a party, or by which any of them is bound, in each case, as of the date hereof, and primarily relating to the Commercial Aviation Business (except for those Contracts that are included on Schedule 2.02(b)(iv)), shall constitute a “Material Contract”: (i) each Contract with a Material Supplier or Material Customer; (ii) each Contract that (A) limits in any material respect the ability of any member of the Edwards Group or its respective Affiliates to compete in any line of business or geographic region or with any Person, engage in any activity or business, or own, operate, sell, transfer, pledge or otherwise dispose of any material amount of Assets or businesses, (B) contains any “most favored nation” provision or arrangement that grants any right of first refusal, first offer, first negotiation or similar preferential right to any other Person, (C) contains a minimum purchase or sale requirement or a “take or pay” provision that in either case requires aggregate payments to or from any Third Party in excess of thirty- seven million Brazilian reais (R$37,000,000), or (D) restricts the ability of the Edwards Group to directly or indirectly solicit, hire or enter into an agreement regarding the employment (or consultancy, secondment or similar position) of any Person; (iii) each Contract with any Governmental Authority, including each concession or administrative authorization Contract and settlement agreements (including any term of adjustment of conduct (termo de ajuste de conduta or termo de compromisso) (“TAC”)), except for Contracts with customers, Governmental Authorizations and Ordinary Course labor matters that are not material in the aggregate; (iv) each Contract that provides for payment by any member of the Edwards Group based on sales or profit, or that constitutes a royalty arrangement in excess of thirty-seven million Brazilian reais (R$37,000,000); (v) each Contract that involves future expenditures or receipts by any member of the Edwards Group of (x) aggregate payments to any Third Party in excess of thirty-seven million Brazilian reais (R$37,000,000), or nine million two 54 hundred fifty thousand Brazilian reais (R$9,250,000) in any one-year period or (y) aggregate payments to any member of the Edwards Group in excess of thirty- seven million Brazilian reais (R$37,000,000), or nine million two hundred fifty thousand Brazilian reais (R$9,250,000) in any one-year period; (vi) each Contract that provides for any uncapped indemnification obligation or indemnification obligations that would reasonably be expected to result in Liability to the Company Group in excess of ninety-two million five hundred thousand Brazilian reais (R$92,500,000); (vii) each Contract that provides for the assumption or retention of any environmental Liability of any Person, and each Contract providing for clean up obligations relating to the Contributed Facilities or the facilities owned, leased or otherwise occupied by the Edwards Group that are subject to the Facilities Use Agreement; (viii) each Contract that provides for the acquisition or disposition of Assets or any business by any member of the Edwards Group (whether by merger, sale of stock, sale of Assets or otherwise) excluding purchases or dispositions of Assets in the Ordinary Course, pursuant to which any member of the Edwards Group has any ongoing material obligations (including for deferred purchase price obligations, earn-out obligations, indemnification obligations and other contingent Liabilities); (ix) each Contract with a broker, distributor or dealer or agency Contract that is material to the Commercial Aviation Business; (x) each Contract relating to the ownership of, investments in, or loans or advances to, any Person, including interests in any joint ventures and any other equity investments; (xi) each Contract with any present or former director, officer or employee of any member of the Edwards Group or any Company Joint Venture, but excluding any Company Group Benefit Plan, confidentiality agreement, invention assignment agreement, non-competition agreement in favor of any member of the Edwards Group or indemnification agreement with directors and officers of any member of the Edwards Group, or employment agreements in the Ordinary Course; (xii) each Contract that constitutes a Related Party Contract and requires aggregate payments to or from any member of the Edwards Group in an amount in excess of ninety-two million five hundred thousand Brazilian reais (R$92,500,000) within any one-year period; (xiii) (A) each material Contract relating to acquisition, sale, transfer, license or other disposition of, or the development, ownership or use of, or access to any IT Assets or Edwards Proprietary Software, (B) each Contract relating to acquisition, sale, transfer, license or other disposition of, or the development, 55 hundred fifty thousand Brazilian reais (R$9,250,000) in any one-year period or (y) aggregate payments to any member of the Edwards Group in excess of thirty- seven million Brazilian reais (R$37,000,000), or nine million two hundred fifty thousand Brazilian reais (R$9,250,000) in any one-year period; (vi) each Contract that provides for any uncapped indemnification obligation or indemnification obligations that would reasonably be expected to result in Liability to the Company Group in excess of ninety-two million five hundred thousand Brazilian reais (R$92,500,000); (vii) each Contract that provides for the assumption or retention of any environmental Liability of any Person, and each Contract providing for clean up obligations relating to the Contributed Facilities or the facilities owned, leased or otherwise occupied by the Edwards Group that are subject to the Facilities Use Agreement; (viii) each Contract that provides for the acquisition or disposition of Assets or any business by any member of the Edwards Group (whether by merger, sale of stock, sale of Assets or otherwise) excluding purchases or dispositions of Assets in the Ordinary Course, pursuant to which any member of the Edwards Group has any ongoing material obligations (including for deferred purchase price obligations, earn-out obligations, indemnification obligations and other contingent Liabilities); (ix) each Contract with a broker, distributor or dealer or agency Contract that is material to the Commercial Aviation Business; (x) each Contract relating to the ownership of, investments in, or loans or advances to, any Person, including interests in any joint ventures and any other equity investments; (xi) each Contract with any present or former director, officer or employee of any member of the Edwards Group or any Company Joint Venture, but excluding any Company Group Benefit Plan, confidentiality agreement, invention assignment agreement, non-competition agreement in favor of any member of the Edwards Group or indemnification agreement with directors and officers of any member of the Edwards Group, or employment agreements in the Ordinary Course; (xii) each Contract that constitutes a Related Party Contract and requires aggregate payments to or from any member of the Edwards Group in an amount in excess of ninety-two million five hundred thousand Brazilian reais (R$92,500,000) within any one-year period; (xiii) (A) each material Contract relating to acquisition, sale, transfer, license or other disposition of, or the development, ownership or use of, or access to any IT Assets or Edwards Proprietary Software, (B) each Contract relating to acquisition, sale, transfer, license or other disposition of, or the development, 55 ownership or use of, or access to any Intellectual Property, but excluding licenses for commercial off-the-shelf computer software, invention assignment agreements with employees and Contracts with customers and Contracts with suppliers entered into in the Ordinary Course and, in the case of development, Contracts that do not relate to material Intellectual Property, or (C) each Contract that provides for indemnification of any Person with respect to infringement, misappropriation or other unauthorized use of Intellectual Property; (xiv) each Collective Arrangement; (xv) each Contract that limits the incurrence of Indebtedness or the declaration or payment of dividends or other distributions by any member of the Company Group or otherwise imposes an Encumbrance (other than Permitted Encumbrances), or restricts the granting of Encumbrances (other than Permitted Encumbrances), on any Contributed Asset; (xvi) each Contract that provides for liability for consequential, special, punitive and/or exemplary damages, in each case, that would reasonably be expected to result in Liability to the Company Group in excess of ninety-two million five hundred thousand Brazilian reais (R$92,500,000); (xvii) each Contract that would by its terms bind Bulls Brazil or any of its Affiliates (other than a member of the Company Group); and (xviii) any agreement to enter into any Contract of the type described in subsections (i) through (xvii) of this Section 3.15(a). (b) Each Material Contract is in full force and effect (except for those Material Contracts that have expired or have been terminated in accordance with their terms) and, is the valid and binding obligation of the relevant member of the Edwards Group and enforceable against the relevant member of the Edwards Group and, to Edwards’ Knowledge, against any other party thereto, in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions. None of the members of the Edwards Group nor, to the Knowledge of Edwards, any other party to any Material Contract, is in breach thereof, or in default thereunder, and none of the members of the Edwards Group has provided or received any written or oral notice of any breach of or default under any Material Contract and except for such breaches or defaults as would not be material, individually or in the aggregate, to the Commercial Aviation Business. As of the date hereof, Edwards has not received any notice or Claim of default under any Material Contract or any notice of an intention to terminate, or challenge the validity or enforceability of, any such Material Contract from a counterparty thereto. For purposes of this Section 3.15(b), any Contracts entered into by the Edwards Group during the Pre-Closing Period in compliance with Sections 5.01 and 5.02, that would have been Material Contracts had they been entered into prior to the date hereof, shall be deemed to be Material Contracts. 56 ownership or use of, or access to any Intellectual Property, but excluding licenses for commercial off-the-shelf computer software, invention assignment agreements with employees and Contracts with customers and Contracts with suppliers entered into in the Ordinary Course and, in the case of development, Contracts that do not relate to material Intellectual Property, or (C) each Contract that provides for indemnification of any Person with respect to infringement, misappropriation or other unauthorized use of Intellectual Property; (xiv) each Collective Arrangement; (xv) each Contract that limits the incurrence of Indebtedness or the declaration or payment of dividends or other distributions by any member of the Company Group or otherwise imposes an Encumbrance (other than Permitted Encumbrances), or restricts the granting of Encumbrances (other than Permitted Encumbrances), on any Contributed Asset; (xvi) each Contract that provides for liability for consequential, special, punitive and/or exemplary damages, in each case, that would reasonably be expected to result in Liability to the Company Group in excess of ninety-two million five hundred thousand Brazilian reais (R$92,500,000); (xvii) each Contract that would by its terms bind Bulls Brazil or any of its Affiliates (other than a member of the Company Group); and (xviii) any agreement to enter into any Contract of the type described in subsections (i) through (xvii) of this Section 3.15(a). (b) Each Material Contract is in full force and effect (except for those Material Contracts that have expired or have been terminated in accordance with their terms) and, is the valid and binding obligation of the relevant member of the Edwards Group and enforceable against the relevant member of the Edwards Group and, to Edwards’ Knowledge, against any other party thereto, in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions. None of the members of the Edwards Group nor, to the Knowledge of Edwards, any other party to any Material Contract, is in breach thereof, or in default thereunder, and none of the members of the Edwards Group has provided or received any written or oral notice of any breach of or default under any Material Contract and except for such breaches or defaults as would not be material, individually or in the aggregate, to the Commercial Aviation Business. As of the date hereof, Edwards has not received any notice or Claim of default under any Material Contract or any notice of an intention to terminate, or challenge the validity or enforceability of, any such Material Contract from a counterparty thereto. For purposes of this Section 3.15(b), any Contracts entered into by the Edwards Group during the Pre-Closing Period in compliance with Sections 5.01 and 5.02, that would have been Material Contracts had they been entered into prior to the date hereof, shall be deemed to be Material Contracts. 56

(c) Section 3.15 of the Edwards Disclosure Schedules contains a true, correct and complete list as of the date hereof of all written Material Contracts (and all amendments thereto), in each case identified by the corresponding reference to the clauses of this Section 3.15 to which such Material Contract relates. Copies of all written Material Contracts that are true, correct and complete in all respects have been provided to Bulls Brazil. 3.16 Environmental Matters. (a) The Edwards Group and each of the properties of the Commercial Aviation Business (including the Contributed Facilities) are in compliance in all material respects with all, and have not violated in any material respect any applicable Environmental Laws. (b) (i) since November 1, 2009, none of the Commercial Aviation Business or any member of the Edwards Group, and no Person for whose conduct the Commercial Aviation Business or the Edwards Group may be held responsible, has Released any Hazardous Materials, and (ii) no Hazardous Materials are otherwise present at any location for which the Commercial Aviation Business or the Edwards Group may be liable, including, for the avoidance of doubt, any current or former Assets of the Edwards Group or any other location where any Hazardous Materials were generated, treated, stored, handled, transferred, transported, disposed, deposited, used or processed relating to the Commercial Aviation Business or the Edwards Group. Any Hazardous Materials at or emanating from any of the Contributed Facilities that are the subject of any ongoing investigation or remediation have been identified to Bulls Brazil in Section 3.16(b) of the Edwards Disclosure Schedules. (c) Except for matters that have been finally resolved, none of the Commercial Aviation Business, the members of the Edwards Group or any Person for whose conduct the Commercial Aviation Business or Edwards Group may be liable: (i) has, prior to the date hereof, entered into or been subject to any Order, instrument of adjustment of conduct (termo de ajustamento de conduta or termo de compromisso) or similar agreement with any Governmental Authority or any other Third Party, pursuant to any Environmental Laws or regarding any Hazardous Materials; (ii) has, since January 1, 2017, received any written request for information, notice, demand letter, administrative inquiry or formal complaint or Claim under any Environmental Laws or regarding any Hazardous Materials; or (iii) is subject to any pending or, to Edwards’ Knowledge, threatened Legal Proceeding pursuant to Environmental Laws or regarding any Hazardous Materials. (d) Edwards has made available to Bulls Brazil all (i) material written reports or similar documents regarding any environmental, health or safety assessments, audits, investigations and any sampling, monitoring, remediation and similar matters, and (ii) written reports or similar documents of any legal or financial liability exceeding one hundred thousand dollars ($100,000), including environmental, health or safety assessments, audits, investigations and any sampling, monitoring, remediation and similar matters, and in any case relating to the Commercial Aviation Business that are in 57 (c) Section 3.15 of the Edwards Disclosure Schedules contains a true, correct and complete list as of the date hereof of all written Material Contracts (and all amendments thereto), in each case identified by the corresponding reference to the clauses of this Section 3.15 to which such Material Contract relates. Copies of all written Material Contracts that are true, correct and complete in all respects have been provided to Bulls Brazil. 3.16 Environmental Matters. (a) The Edwards Group and each of the properties of the Commercial Aviation Business (including the Contributed Facilities) are in compliance in all material respects with all, and have not violated in any material respect any applicable Environmental Laws. (b) (i) since November 1, 2009, none of the Commercial Aviation Business or any member of the Edwards Group, and no Person for whose conduct the Commercial Aviation Business or the Edwards Group may be held responsible, has Released any Hazardous Materials, and (ii) no Hazardous Materials are otherwise present at any location for which the Commercial Aviation Business or the Edwards Group may be liable, including, for the avoidance of doubt, any current or former Assets of the Edwards Group or any other location where any Hazardous Materials were generated, treated, stored, handled, transferred, transported, disposed, deposited, used or processed relating to the Commercial Aviation Business or the Edwards Group. Any Hazardous Materials at or emanating from any of the Contributed Facilities that are the subject of any ongoing investigation or remediation have been identified to Bulls Brazil in Section 3.16(b) of the Edwards Disclosure Schedules. (c) Except for matters that have been finally resolved, none of the Commercial Aviation Business, the members of the Edwards Group or any Person for whose conduct the Commercial Aviation Business or Edwards Group may be liable: (i) has, prior to the date hereof, entered into or been subject to any Order, instrument of adjustment of conduct (termo de ajustamento de conduta or termo de compromisso) or similar agreement with any Governmental Authority or any other Third Party, pursuant to any Environmental Laws or regarding any Hazardous Materials; (ii) has, since January 1, 2017, received any written request for information, notice, demand letter, administrative inquiry or formal complaint or Claim under any Environmental Laws or regarding any Hazardous Materials; or (iii) is subject to any pending or, to Edwards’ Knowledge, threatened Legal Proceeding pursuant to Environmental Laws or regarding any Hazardous Materials. (d) Edwards has made available to Bulls Brazil all (i) material written reports or similar documents regarding any environmental, health or safety assessments, audits, investigations and any sampling, monitoring, remediation and similar matters, and (ii) written reports or similar documents of any legal or financial liability exceeding one hundred thousand dollars ($100,000), including environmental, health or safety assessments, audits, investigations and any sampling, monitoring, remediation and similar matters, and in any case relating to the Commercial Aviation Business that are in 57 the possession or control of Edwards or its Affiliates (including the Edwards Group), including any such documents relating to any Release or presence of, or exposure to, any Hazardous Materials. (e) No member of the Edwards Group is subject to any Order, or any indemnity or other agreement with any other Person relating to any Liability under any Environmental Law. (f) Section 3.16(f) of the Edwards Disclosure Schedule sets forth a true, correct and complete list of all properties formerly owned, leased or operated by the Commercial Aviation Business within the last fifteen (15) years at which any bulk storage of Hazardous Materials, or any manufacturing, by or on behalf of the Commercial Aviation Business (or, to Edwards’ Knowledge, any other Person) has occurred. 3.17 Employee Benefit Plans. (a) Section 3.17(a) of the Edwards Disclosure Schedules sets forth a true, correct and complete list, as of the date hereof, of each Employee Benefit Plan that Edwards or any member of the Company Group maintains, sponsors, contributes to or is required to contribute to for the benefit of any Commercial Aviation Business Employee and Commercial Aviation Business Retirees (the “Edwards Benefit Plans”). Edwards has made available to Bulls Brazil a true, complete and correct copy of each Edwards Benefit Plan and the written rules and other documentation relating to any Edwards Benefit Plans (including, with respect to any pension plan, the actuarial report for the most recently completed fiscal or plan year, if any), and complete and correct copies of any material communications since November 1, 2013 with any Governmental Authority in respect thereof. (b) (i) Except for matters that have been resolved, all Edwards Benefit Plans comply and have been operated materially in accordance with their terms and the requirements of applicable Law; (ii) each of Edwards and the other members of the Edwards Group is in material compliance with all Laws applicable to the Edwards Benefit Plans or any employee benefits matter relating to the Commercial Aviation Business Employees and Commercial Aviation Business Retirees; (iii) there are no Legal Proceedings pending or, to Edwards’ Knowledge, threatened, involving any Edwards Benefit Plan; (iv) no Edwards Benefit Plan is under audit or is the subject of an audit, investigation or other administrative proceeding by any Governmental Authority, nor to Edwards’ Knowledge is any such audit, investigation or other administrative proceeding, threatened; and (v) each Edwards Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities. (c) Except as required by applicable Law, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and the Contribution will not (alone or in combination with any other event): (i) entitle any Commercial Aviation Business Employee to severance pay or any other compensation or benefit; (ii) result in any material payment becoming due, 58 the possession or control of Edwards or its Affiliates (including the Edwards Group), including any such documents relating to any Release or presence of, or exposure to, any Hazardous Materials. (e) No member of the Edwards Group is subject to any Order, or any indemnity or other agreement with any other Person relating to any Liability under any Environmental Law. (f) Section 3.16(f) of the Edwards Disclosure Schedule sets forth a true, correct and complete list of all properties formerly owned, leased or operated by the Commercial Aviation Business within the last fifteen (15) years at which any bulk storage of Hazardous Materials, or any manufacturing, by or on behalf of the Commercial Aviation Business (or, to Edwards’ Knowledge, any other Person) has occurred. 3.17 Employee Benefit Plans. (a) Section 3.17(a) of the Edwards Disclosure Schedules sets forth a true, correct and complete list, as of the date hereof, of each Employee Benefit Plan that Edwards or any member of the Company Group maintains, sponsors, contributes to or is required to contribute to for the benefit of any Commercial Aviation Business Employee and Commercial Aviation Business Retirees (the “Edwards Benefit Plans”). Edwards has made available to Bulls Brazil a true, complete and correct copy of each Edwards Benefit Plan and the written rules and other documentation relating to any Edwards Benefit Plans (including, with respect to any pension plan, the actuarial report for the most recently completed fiscal or plan year, if any), and complete and correct copies of any material communications since November 1, 2013 with any Governmental Authority in respect thereof. (b) (i) Except for matters that have been resolved, all Edwards Benefit Plans comply and have been operated materially in accordance with their terms and the requirements of applicable Law; (ii) each of Edwards and the other members of the Edwards Group is in material compliance with all Laws applicable to the Edwards Benefit Plans or any employee benefits matter relating to the Commercial Aviation Business Employees and Commercial Aviation Business Retirees; (iii) there are no Legal Proceedings pending or, to Edwards’ Knowledge, threatened, involving any Edwards Benefit Plan; (iv) no Edwards Benefit Plan is under audit or is the subject of an audit, investigation or other administrative proceeding by any Governmental Authority, nor to Edwards’ Knowledge is any such audit, investigation or other administrative proceeding, threatened; and (v) each Edwards Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities. (c) Except as required by applicable Law, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and the Contribution will not (alone or in combination with any other event): (i) entitle any Commercial Aviation Business Employee to severance pay or any other compensation or benefit; (ii) result in any material payment becoming due, 58 accelerate the time of payment or vesting of benefits or increase the amount of compensation due to any Commercial Aviation Business Employee; or (iii) trigger any funding obligation under any Edwards Benefit Plan or impose any material restrictions or limitations on the Company Group’s rights to amend, merge or terminate any Edwards Benefit Plan. (d) All pension plans that are Edwards Benefit Plans have sufficient funds to cover all Liabilities and benefits under the applicable pension plan and no pension plan that is an Edwards Benefit Plan is in deficit. (e) No Edwards Benefit Plan is subject to the Laws of the United States, including ERISA as it relates to Commercial Aviation Business Employees and Commercial Aviation Business Retirees, or provides benefits to any Commercial Aviation Business Employee located in the United States. (f) Except with respect to the Commercial Aviation Business Retirees and with respect to Commercial Aviation Business Employees, to the extent they become eligible for post-employment extension of health care, as may be required by applicable Law, based on their participation in applicable Edwards Benefit Plans prior to the Closing, none of Edwards or any member of the Edwards Group has any material obligation with respect to post-employment extension of health, welfare or life insurance benefits. (g) None of Edwards or any other member of the Edwards Group has, within the past six years, sponsored, maintained, contributed to or been required to maintain or contribute to, or has any actual or contingent liability under, any Employee Benefits Plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code or is otherwise a defined benefit plan that is subject to the Laws of a foreign jurisdiction. 3.18 Employee and Labor Matters. (a) Section 3.18(a) of the Edwards Disclosure Schedules sets forth a true, correct and complete list of each L1 and L2 leader of Edwards or the Edwards Group as of the date hereof who was engaged primarily in the Commercial Aviation Business during 2017. (b) None of Edwards or any other member of the Edwards Group is obligated or has agreed to increase or vary, after the date of this Agreement, the salary, fee, pension benefits, bonus, commission or other remuneration or benefits (whether in cash or in kind) payable to the Commercial Aviation Business Employees, other than as required by applicable Law. (c) (i) As of the date hereof, other than as disclosed in Section 3.18(c) of the Edwards Disclosure Schedules, (i) none of the Commercial Aviation Business Employees are represented by a labor union, works council or other employee representative group, and (ii) neither Edwards nor any other member of the Edwards Group is party to or bound by any Collective Arrangement, and there are no such agreements currently being negotiated. 59 accelerate the time of payment or vesting of benefits or increase the amount of compensation due to any Commercial Aviation Business Employee; or (iii) trigger any funding obligation under any Edwards Benefit Plan or impose any material restrictions or limitations on the Company Group’s rights to amend, merge or terminate any Edwards Benefit Plan. (d) All pension plans that are Edwards Benefit Plans have sufficient funds to cover all Liabilities and benefits under the applicable pension plan and no pension plan that is an Edwards Benefit Plan is in deficit. (e) No Edwards Benefit Plan is subject to the Laws of the United States, including ERISA as it relates to Commercial Aviation Business Employees and Commercial Aviation Business Retirees, or provides benefits to any Commercial Aviation Business Employee located in the United States. (f) Except with respect to the Commercial Aviation Business Retirees and with respect to Commercial Aviation Business Employees, to the extent they become eligible for post-employment extension of health care, as may be required by applicable Law, based on their participation in applicable Edwards Benefit Plans prior to the Closing, none of Edwards or any member of the Edwards Group has any material obligation with respect to post-employment extension of health, welfare or life insurance benefits. (g) None of Edwards or any other member of the Edwards Group has, within the past six years, sponsored, maintained, contributed to or been required to maintain or contribute to, or has any actual or contingent liability under, any Employee Benefits Plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code or is otherwise a defined benefit plan that is subject to the Laws of a foreign jurisdiction. 3.18 Employee and Labor Matters. (a) Section 3.18(a) of the Edwards Disclosure Schedules sets forth a true, correct and complete list of each L1 and L2 leader of Edwards or the Edwards Group as of the date hereof who was engaged primarily in the Commercial Aviation Business during 2017. (b) None of Edwards or any other member of the Edwards Group is obligated or has agreed to increase or vary, after the date of this Agreement, the salary, fee, pension benefits, bonus, commission or other remuneration or benefits (whether in cash or in kind) payable to the Commercial Aviation Business Employees, other than as required by applicable Law. (c) (i) As of the date hereof, other than as disclosed in Section 3.18(c) of the Edwards Disclosure Schedules, (i) none of the Commercial Aviation Business Employees are represented by a labor union, works council or other employee representative group, and (ii) neither Edwards nor any other member of the Edwards Group is party to or bound by any Collective Arrangement, and there are no such agreements currently being negotiated. 59

(d) Each of the members of the Edwards Group is and, since November 1, 2013, has been, in compliance with all applicable Laws regarding employment and employment practices in respect of Commercial Aviation Business Employees, including any and all such Laws relating to terms and conditions of employment, wages and hours, plant closings and mass layoffs, occupational safety and health, collection and payment of withholding and/or social security Taxes, employees severance fund and any similar Tax, labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence and unemployment insurance and workers’ compensation, except, in each case, for such failure to be in compliance as is not, and would not reasonably be expected to be, material to the Commercial Aviation Business or the Company Group. (e) Neither Edwards nor any other member of the Edwards Group has had, in respect of any Commercial Aviation Business Employees, (i) since November 1, 2013, any unfair labor practice or employment discrimination charges or complaints or other labor grievances or labor or employment-related administrative proceedings or arbitrations, pending or, to Edwards’ Knowledge, threatened against it, before any Governmental Authority or state or local agency responsible for the investigation or prevention of unlawful labor or employment practices or failure to pay wages; (ii) since November 1, 2013, a pending or threatened labor strike, slowdown, walk-out, lockout or work stoppage; or (iii) since November 1, 2013, mass layoffs or plant closing. (f) As of the date hereof, neither Edwards nor any other member of the Edwards Group has received notice of any intention of any Key Employee to terminate his or her employment or provision of services whether as a consequence of the transactions contemplated under this Agreement or otherwise. (g) The Edwards Group has not been notified of any administrative procedure, including any audit or infraction notice, before the Ministry of Labor and Employment (Ministério do Trabalho e Emprego) or any administrative procedure, TAC, civil action filed by the Public Prosecutor Office of Labor Affairs (Ministério Público do Trabalho). 3.19 Intellectual Property. (a) Section 3.19(a) of the Edwards Disclosure Schedules sets forth as of the date hereof all Intellectual Property registrations and applications included in the Contributed IP. As of the date hereof, all of such items are unexpired, and to the Knowledge of Edwards valid and enforceable. The Edwards Group exclusively owns all of its material proprietary Intellectual Property (including the Edwards Retained IP) that it owns or purports to own, free and clear of any Encumbrances other than Permitted Encumbrances. (b) The operation of the Commercial Aviation Business as currently conducted by the Edwards Group does not infringe, misappropriate or otherwise violate 60 (d) Each of the members of the Edwards Group is and, since November 1, 2013, has been, in compliance with all applicable Laws regarding employment and employment practices in respect of Commercial Aviation Business Employees, including any and all such Laws relating to terms and conditions of employment, wages and hours, plant closings and mass layoffs, occupational safety and health, collection and payment of withholding and/or social security Taxes, employees severance fund and any similar Tax, labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence and unemployment insurance and workers’ compensation, except, in each case, for such failure to be in compliance as is not, and would not reasonably be expected to be, material to the Commercial Aviation Business or the Company Group. (e) Neither Edwards nor any other member of the Edwards Group has had, in respect of any Commercial Aviation Business Employees, (i) since November 1, 2013, any unfair labor practice or employment discrimination charges or complaints or other labor grievances or labor or employment-related administrative proceedings or arbitrations, pending or, to Edwards’ Knowledge, threatened against it, before any Governmental Authority or state or local agency responsible for the investigation or prevention of unlawful labor or employment practices or failure to pay wages; (ii) since November 1, 2013, a pending or threatened labor strike, slowdown, walk-out, lockout or work stoppage; or (iii) since November 1, 2013, mass layoffs or plant closing. (f) As of the date hereof, neither Edwards nor any other member of the Edwards Group has received notice of any intention of any Key Employee to terminate his or her employment or provision of services whether as a consequence of the transactions contemplated under this Agreement or otherwise. (g) The Edwards Group has not been notified of any administrative procedure, including any audit or infraction notice, before the Ministry of Labor and Employment (Ministério do Trabalho e Emprego) or any administrative procedure, TAC, civil action filed by the Public Prosecutor Office of Labor Affairs (Ministério Público do Trabalho). 3.19 Intellectual Property. (a) Section 3.19(a) of the Edwards Disclosure Schedules sets forth as of the date hereof all Intellectual Property registrations and applications included in the Contributed IP. As of the date hereof, all of such items are unexpired, and to the Knowledge of Edwards valid and enforceable. The Edwards Group exclusively owns all of its material proprietary Intellectual Property (including the Edwards Retained IP) that it owns or purports to own, free and clear of any Encumbrances other than Permitted Encumbrances. (b) The operation of the Commercial Aviation Business as currently conducted by the Edwards Group does not infringe, misappropriate or otherwise violate 60 the Intellectual Property of any other Person, and there is no notice alleging the same (including cease and desist letters and invitations to take a patent license) or challenging the ownership, enforceability or validity of any Contributed IP or Edwards Retained IP, and, to the Knowledge of Edwards, no Person is materially infringing, misappropriating or otherwise violating any Contributed IP or Edwards Retained IP. (c) All Persons who created, invented or contributed to Contributed IP or Edwards Retained IP owned or purported to be owned by the Edwards Group have assigned in writing to the Edwards Group their rights in same that do not vest initially in the Edwards Group by operation of Law. No Person (other than employees or service providers in the course of their duties for the Edwards Group) has possession or any current or contingent right to possess any material source code of the Edwards Group. No software licensed, distributed, conveyed or made available by the Edwards Group to any other Person contains, uses, incorporates, is based upon or otherwise interacts with any “open source” or similar software in any manner that would require the Edwards Group to license or make available material proprietary source code in such circumstances. (d) The Edwards Group has, with respect to the Commercial Aviation Business, (i) taken commercially reasonable steps to protect and maintain (x) their Confidential Information and trade secrets; and (y) the security, operation and integrity of all IT Assets and Edwards Proprietary Software (and all data collected, processed or stored therein), and, to the Knowledge of Edwards, there have been no material breaches, interruptions or violations of same; and (ii) complied with all Privacy Policies in all material respects. The IT Assets and Edwards Proprietary Software used in connection with the Commercial Aviation Business are sufficient for the conduct of such business as currently conducted and are, to the Knowledge of Edwards, free of all material bugs, errors, defects, malware, viruses or other corruptants. 3.20 No Edwards CAB Material Adverse Effect. (a) Since the date of the Carve-Out Balance Sheet to the date hereof there has not occurred an Edwards CAB Material Adverse Effect and (b) from the date of the Carve-Out Balance Sheet to the date hereof, each of the members of the Edwards Group has conducted the Commercial Aviation Business in the Ordinary Course in all material respects. 3.21 Absence of Undisclosed Liabilities. (a) The Company and its Subsidiaries do not have any Liabilities that would be required to be reflected or reserved against on a balance sheet of the Company prepared in accordance with IFRS, except for Liabilities (i) reflected or reserved against on the Carve-Out Balance Sheet, (ii) that have been discharged or paid in full prior to the date of this Agreement, (iii) that have been incurred in the Ordinary Course since the date of the Carve-Out Balance Sheet, (iv) incurred in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, (v) solely between the Company and its Subsidiaries or among Subsidiaries of the Company, (vi) that are Excluded Liabilities, and (vii) Liabilities that would not, individually or in the aggregate, be reasonably expected to be material to the Commercial Aviation Business. 61 the Intellectual Property of any other Person, and there is no notice alleging the same (including cease and desist letters and invitations to take a patent license) or challenging the ownership, enforceability or validity of any Contributed IP or Edwards Retained IP, and, to the Knowledge of Edwards, no Person is materially infringing, misappropriating or otherwise violating any Contributed IP or Edwards Retained IP. (c) All Persons who created, invented or contributed to Contributed IP or Edwards Retained IP owned or purported to be owned by the Edwards Group have assigned in writing to the Edwards Group their rights in same that do not vest initially in the Edwards Group by operation of Law. No Person (other than employees or service providers in the course of their duties for the Edwards Group) has possession or any current or contingent right to possess any material source code of the Edwards Group. No software licensed, distributed, conveyed or made available by the Edwards Group to any other Person contains, uses, incorporates, is based upon or otherwise interacts with any “open source” or similar software in any manner that would require the Edwards Group to license or make available material proprietary source code in such circumstances. (d) The Edwards Group has, with respect to the Commercial Aviation Business, (i) taken commercially reasonable steps to protect and maintain (x) their Confidential Information and trade secrets; and (y) the security, operation and integrity of all IT Assets and Edwards Proprietary Software (and all data collected, processed or stored therein), and, to the Knowledge of Edwards, there have been no material breaches, interruptions or violations of same; and (ii) complied with all Privacy Policies in all material respects. The IT Assets and Edwards Proprietary Software used in connection with the Commercial Aviation Business are sufficient for the conduct of such business as currently conducted and are, to the Knowledge of Edwards, free of all material bugs, errors, defects, malware, viruses or other corruptants. 3.20 No Edwards CAB Material Adverse Effect. (a) Since the date of the Carve-Out Balance Sheet to the date hereof there has not occurred an Edwards CAB Material Adverse Effect and (b) from the date of the Carve-Out Balance Sheet to the date hereof, each of the members of the Edwards Group has conducted the Commercial Aviation Business in the Ordinary Course in all material respects. 3.21 Absence of Undisclosed Liabilities. (a) The Company and its Subsidiaries do not have any Liabilities that would be required to be reflected or reserved against on a balance sheet of the Company prepared in accordance with IFRS, except for Liabilities (i) reflected or reserved against on the Carve-Out Balance Sheet, (ii) that have been discharged or paid in full prior to the date of this Agreement, (iii) that have been incurred in the Ordinary Course since the date of the Carve-Out Balance Sheet, (iv) incurred in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, (v) solely between the Company and its Subsidiaries or among Subsidiaries of the Company, (vi) that are Excluded Liabilities, and (vii) Liabilities that would not, individually or in the aggregate, be reasonably expected to be material to the Commercial Aviation Business. 61

(b) Neither Edwards nor any other member of the Edwards Group is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among Edwards and any other member of the Edwards Group, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any off-balance sheet arrangements, where the result, purpose or intended effect of such commitment, joint venture, partnership, Contract or arrangement is to avoid disclosure of any material transaction involving, or material Liabilities of, Edwards and any other member of the Edwards Group, taken as a whole, in Edwards’ published financial statements or other documents required to be published by a Governmental Authority. 3.22 Customers. Since December 31, 2017 through the date hereof, none of the Material Customers has notified any member of the Edwards Group that it is cancelling or terminating (or intends to cancel or terminate), or materially reducing (or intends to materially reduce) its commitment under, its Contract with the Edwards Group. 3.23 Anti-Bribery. (a) Since January 1, 2013, none of Edwards, any other member of the Edwards Group, any of the directors, officers or employees of Edwards or any other member of the Edwards Group (each, a “Edwards Representative”) or, to the Knowledge of Edwards, any agent of Edwards or any member of the Edwards Group acting at least in part for the benefit of a member of the Edwards Group or on behalf of the Edwards Group, has taken any action in violation of the Anti-Corruption Law of Brazil (Law No. 12,846/2013), the Brazilian Anti-corruption Regulatory Decree (Decree No. 8,420/2015), the Brazilian Conflict of Interest Law (Brazilian Federal Law No. 12,813/2013), the Brazilian Law of Administrative Improbity (Brazilian Federal Law No. 8,429/1992) and the Brazilian Public Procurement Law (Brazilian Federal Law No. 8,666/1993), as well as applicable antitrust and anti-money laundering Laws, in connection with the conduct of its respective business, the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-corruption or anti-bribery Law (collectively, the “Anti-Corruption Laws”). (b) Without limiting the foregoing, since January 1, 2013, in connection with the Commercial Aviation Business, neither the Edwards Group nor any Edwards Representative or, to the Knowledge of Edwards, agent of Edwards or any member of the Edwards Group has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee, or any other Person acting in an official capacity for any Governmental Authority, to any political party or official thereof, or to any candidate for political office (a “Government Official”) or to any Person under circumstances where Edwards or any other member of the Edwards Group, its Affiliates or the Edwards Representatives knew or had reason to believe that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official, in each case, for the purpose of (i) influencing any act or decision of such 62 (b) Neither Edwards nor any other member of the Edwards Group is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among Edwards and any other member of the Edwards Group, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any off-balance sheet arrangements, where the result, purpose or intended effect of such commitment, joint venture, partnership, Contract or arrangement is to avoid disclosure of any material transaction involving, or material Liabilities of, Edwards and any other member of the Edwards Group, taken as a whole, in Edwards’ published financial statements or other documents required to be published by a Governmental Authority. 3.22 Customers. Since December 31, 2017 through the date hereof, none of the Material Customers has notified any member of the Edwards Group that it is cancelling or terminating (or intends to cancel or terminate), or materially reducing (or intends to materially reduce) its commitment under, its Contract with the Edwards Group. 3.23 Anti-Bribery. (a) Since January 1, 2013, none of Edwards, any other member of the Edwards Group, any of the directors, officers or employees of Edwards or any other member of the Edwards Group (each, a “Edwards Representative”) or, to the Knowledge of Edwards, any agent of Edwards or any member of the Edwards Group acting at least in part for the benefit of a member of the Edwards Group or on behalf of the Edwards Group, has taken any action in violation of the Anti-Corruption Law of Brazil (Law No. 12,846/2013), the Brazilian Anti-corruption Regulatory Decree (Decree No. 8,420/2015), the Brazilian Conflict of Interest Law (Brazilian Federal Law No. 12,813/2013), the Brazilian Law of Administrative Improbity (Brazilian Federal Law No. 8,429/1992) and the Brazilian Public Procurement Law (Brazilian Federal Law No. 8,666/1993), as well as applicable antitrust and anti-money laundering Laws, in connection with the conduct of its respective business, the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-corruption or anti-bribery Law (collectively, the “Anti-Corruption Laws”). (b) Without limiting the foregoing, since January 1, 2013, in connection with the Commercial Aviation Business, neither the Edwards Group nor any Edwards Representative or, to the Knowledge of Edwards, agent of Edwards or any member of the Edwards Group has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee, or any other Person acting in an official capacity for any Governmental Authority, to any political party or official thereof, or to any candidate for political office (a “Government Official”) or to any Person under circumstances where Edwards or any other member of the Edwards Group, its Affiliates or the Edwards Representatives knew or had reason to believe that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official, in each case, for the purpose of (i) influencing any act or decision of such 62

Government Official in his or her official capacity; (ii) inducing such Government Official to perform or omit to perform any activity related to his or her legal duties; (iii) securing any improper advantage; or (iv) inducing such Government Official to influence or affect any act or decision of any Governmental Authority, in each case, in order to assist the Edwards Group, its Affiliates or the Edwards Representatives in obtaining or retaining business for or with, or in directing business to, the Edwards Group, the Company Joint Venture or any other Person, excluding in each of the preceding cases, (A) any lawful expediting payment to a Government Official the purpose of which is to expedite or to secure the performance of a “routine governmental action,” as that term is defined in the FCPA, or similar action by a Government Official or political party or (B) any lawful reasonable and bona fide expenditure, such as travel and lodging expenses, incurred by or on behalf of a Government Official or political party that was directly related to (1) the promotion, demonstration, or explanation of products or services; or (2) the execution or performance of a contract with a foreign government or agency thereof. For the avoidance of doubt, nothing in this Section 3.23(b) shall be interpreted in a manner inconsistent with the scope of the representations and warranties made in Section 3.23(a). (c) Without limiting the foregoing, since January 1, 2013, no member of the Edwards Group or, to Edwards’ Knowledge, agent of Edwards, acting at least in part for the benefit of a member of the Edwards Group or on behalf of the Edwards Group, and no Edwards Representative has made, offered, requested or taken any act in furtherance of any bribe or other unlawful benefit, including, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Edwards Group has in place reasonable internal controls designed to prevent any Edwards Representative from undertaking any such conduct and to ensure compliance with applicable Anti-Corruption Laws. (d) During the five (5) years prior to the date hereof, to the Knowledge of Edwards, (i) no agent of Edwards or Edwards Representative is or has been the subject of any investigation, inquiry or enforcement proceedings by any Governmental Authority regarding any offense or alleged offense under the Anti-Corruption Laws, and (ii) no such investigation, inquiry or proceedings have been threatened or are pending. 3.24 Export; Sanctions. Each representation and warranty in this Section 3.24 relating to the Edwards Group (including, for the avoidance of doubt, the Company Group) shall have been made, for all purposes hereunder, by the Edwards Group solely to the extent relating to the Commercial Aviation Business and shall not be construed to apply to any member of the Edwards Group in other respect. (a) None of Edwards, any other member of the Edwards Group, any Company Joint Venture, or any Edwards Representative is, or is owned or controlled by, a Person that is the target of economic sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) (including the designation as a “Specially Designated National or Blocked Person” thereunder), Her Majesty’s Treasury, the European Union and the Bureau of Industry Security of the U.S. Department of Commerce, and any sanctions measures under the U.S. International 63 Government Official in his or her official capacity; (ii) inducing such Government Official to perform or omit to perform any activity related to his or her legal duties; (iii) securing any improper advantage; or (iv) inducing such Government Official to influence or affect any act or decision of any Governmental Authority, in each case, in order to assist the Edwards Group, its Affiliates or the Edwards Representatives in obtaining or retaining business for or with, or in directing business to, the Edwards Group, the Company Joint Venture or any other Person, excluding in each of the preceding cases, (A) any lawful expediting payment to a Government Official the purpose of which is to expedite or to secure the performance of a “routine governmental action,” as that term is defined in the FCPA, or similar action by a Government Official or political party or (B) any lawful reasonable and bona fide expenditure, such as travel and lodging expenses, incurred by or on behalf of a Government Official or political party that was directly related to (1) the promotion, demonstration, or explanation of products or services; or (2) the execution or performance of a contract with a foreign government or agency thereof. For the avoidance of doubt, nothing in this Section 3.23(b) shall be interpreted in a manner inconsistent with the scope of the representations and warranties made in Section 3.23(a). (c) Without limiting the foregoing, since January 1, 2013, no member of the Edwards Group or, to Edwards’ Knowledge, agent of Edwards, acting at least in part for the benefit of a member of the Edwards Group or on behalf of the Edwards Group, and no Edwards Representative has made, offered, requested or taken any act in furtherance of any bribe or other unlawful benefit, including, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Edwards Group has in place reasonable internal controls designed to prevent any Edwards Representative from undertaking any such conduct and to ensure compliance with applicable Anti-Corruption Laws. (d) During the five (5) years prior to the date hereof, to the Knowledge of Edwards, (i) no agent of Edwards or Edwards Representative is or has been the subject of any investigation, inquiry or enforcement proceedings by any Governmental Authority regarding any offense or alleged offense under the Anti-Corruption Laws, and (ii) no such investigation, inquiry or proceedings have been threatened or are pending. 3.24 Export; Sanctions. Each representation and warranty in this Section 3.24 relating to the Edwards Group (including, for the avoidance of doubt, the Company Group) shall have been made, for all purposes hereunder, by the Edwards Group solely to the extent relating to the Commercial Aviation Business and shall not be construed to apply to any member of the Edwards Group in other respect. (a) None of Edwards, any other member of the Edwards Group, any Company Joint Venture, or any Edwards Representative is, or is owned or controlled by, a Person that is the target of economic sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) (including the designation as a “Specially Designated National or Blocked Person” thereunder), Her Majesty’s Treasury, the European Union and the Bureau of Industry Security of the U.S. Department of Commerce, and any sanctions measures under the U.S. International 63

Emergency Economic Powers Act, the U.S. Trading with the Enemy Act, the U.S. Iran Sanctions Act, the U.S. Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010, and the U.S. Iran Threat Reduction and Syria Human Rights Act of 2012, the U.S. National Defense Authorization Act of 2012 and the U.S. National Defense Authorization Act of 2013, all as amended, and any executive order, directive or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Department of the Treasury set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder (collectively, “Sanctions”), nor are any of the foregoing designated as a Specially Designated National or Blocked Person by OFAC or otherwise the target or subject of Sanctions. (b) Since January 1, 2013, in connection with the Commercial Aviation Business, no member of the Edwards Group has made a violation of applicable Sanctions. (c) None of Edwards, any other member of the Edwards Group or any Company Joint Venture is located, organized or resident in any country or territory that is, or whose government is, the subject or target of comprehensive Sanctions that broadly restrict or prohibit trade, investment or other dealings with such country, territory or government (currently, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine). 3.25 Insurance. Section 3.25 of the Edwards Disclosure Schedules sets forth all material insurance policies held by the Edwards Group that relate to the Commercial Aviation Business as of the date hereof (the “Insurance Policies”). Copies of each Insurance Policy that are complete and correct in all respects, have been made available to Bulls Brazil. As of the date hereof, (a) all of the Insurance Policies held by the Edwards Group are in full force and effect, and free and clear of any Encumbrances (other than Permitted Encumbrances), (b) all premiums due under the Insurance Policies have been paid in full, (c) the Edwards Group has complied in all material respects with the provisions of such policies, (d) no member of the Edwards Group has received written notice of cancellation of or intent to cancel any of the Insurance Policies and (e) no member of the Edwards Group has received any written notice from any insurer under any of the Insurance Policies reserving or denying any rights with respect to a claim that is pending as of the date hereof. 3.26 Inventory. All items included in the inventory shown on the Carve-Out Balance Sheet, including the Contributed Inventory, and all inventory thereafter created or acquired by the Edwards Group in connection with the Commercial Aviation Business on or prior to Closing wherever located, have been created or acquired in the Ordinary Course. As of the date hereof, all Contributed Inventory is in the possession or control of the Edwards Group at the locations listed under Section 3.26(a) of the Edwards Disclosure Schedules, except for items that are in the possession or control of suppliers set forth on Section 3.26(b) of the Edwards Disclosure Schedules. The Contributed Inventory is in good and marketable condition in all material respect and held for sale. Provisions and/or reserves have been made to reduce excess and obsolete inventories to their estimated net realizable value. 64 Emergency Economic Powers Act, the U.S. Trading with the Enemy Act, the U.S. Iran Sanctions Act, the U.S. Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010, and the U.S. Iran Threat Reduction and Syria Human Rights Act of 2012, the U.S. National Defense Authorization Act of 2012 and the U.S. National Defense Authorization Act of 2013, all as amended, and any executive order, directive or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Department of the Treasury set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder (collectively, “Sanctions”), nor are any of the foregoing designated as a Specially Designated National or Blocked Person by OFAC or otherwise the target or subject of Sanctions. (b) Since January 1, 2013, in connection with the Commercial Aviation Business, no member of the Edwards Group has made a violation of applicable Sanctions. (c) None of Edwards, any other member of the Edwards Group or any Company Joint Venture is located, organized or resident in any country or territory that is, or whose government is, the subject or target of comprehensive Sanctions that broadly restrict or prohibit trade, investment or other dealings with such country, territory or government (currently, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine). 3.25 Insurance. Section 3.25 of the Edwards Disclosure Schedules sets forth all material insurance policies held by the Edwards Group that relate to the Commercial Aviation Business as of the date hereof (the “Insurance Policies”). Copies of each Insurance Policy that are complete and correct in all respects, have been made available to Bulls Brazil. As of the date hereof, (a) all of the Insurance Policies held by the Edwards Group are in full force and effect, and free and clear of any Encumbrances (other than Permitted Encumbrances), (b) all premiums due under the Insurance Policies have been paid in full, (c) the Edwards Group has complied in all material respects with the provisions of such policies, (d) no member of the Edwards Group has received written notice of cancellation of or intent to cancel any of the Insurance Policies and (e) no member of the Edwards Group has received any written notice from any insurer under any of the Insurance Policies reserving or denying any rights with respect to a claim that is pending as of the date hereof. 3.26 Inventory. All items included in the inventory shown on the Carve-Out Balance Sheet, including the Contributed Inventory, and all inventory thereafter created or acquired by the Edwards Group in connection with the Commercial Aviation Business on or prior to Closing wherever located, have been created or acquired in the Ordinary Course. As of the date hereof, all Contributed Inventory is in the possession or control of the Edwards Group at the locations listed under Section 3.26(a) of the Edwards Disclosure Schedules, except for items that are in the possession or control of suppliers set forth on Section 3.26(b) of the Edwards Disclosure Schedules. The Contributed Inventory is in good and marketable condition in all material respect and held for sale. Provisions and/or reserves have been made to reduce excess and obsolete inventories to their estimated net realizable value. 64

3.27 Accounts Receivable. Except to the extent fully collected on or prior to the Closing Date, the Accounts Receivable reflected on the Carve-Out Balance Sheet and the Accounts Receivable arising after the date of the Carve-Out Balance Sheet, (i) represent bona fide arm’s length sales of products or services in the Ordinary Course, (ii) are fully collectible within sixty (60) days after the invoice date, and (iii) constitute valid claims of the Edwards Group, free and clear of all Encumbrances, except for Permitted Encumbrances and not subject to any rights of set-off or other defenses other than cash discounts set forth on the Carve-Out Balance Sheet or set forth in the Estimated Closing Date Modified Net Asset Amount as an express line item identifying the amount and recipient of such cash discount. Receivables have been appropriately reduced to their estimated net realizable value through reserves for bad debts and allowances for doubtful accounts expressly set forth on the Carve-Out Balance Sheet and, in the case of Accounts Receivable arising since the date of the Carve-Out Financial Statements, additions to such reserves and allowances (A) calculated in accordance with IFRS using the same accounting principles, practices, procedures, policies and methods that are described in, and to the extent not so described, were used in the preparation of the Carve-Out Balance Sheet and (B) set forth in the Estimated Closing Date Modified Net Asset Amount as an express line item identifying the amount of such bad debt or allowance for doubtful account and the debtor in respect thereof. 3.28 Access to Information; Disclaimer. Edwards acknowledges and agrees that (i) it has had an opportunity to discuss with Bulls Brazil and its Affiliates the plans for the future operation of the Commercial Aviation Business and the conduct and governance of the Company and its Subsidiaries after the Closing, including the potential risks and benefits relating to its continued investment in the Company, (ii) it has been afforded the opportunity to ask questions of and receive answers from officers and other Representatives of Bulls Brazil and its Affiliates, (iii) it has conducted its own independent investigation of Bulls Brazil and its Affiliates (including the Company Group after the Closing), their respective businesses and the transactions contemplated hereby and by the Ancillary Agreements, and has not relied on any representation, warranty or other statement by any Person on behalf of Bulls Brazil or any of its Affiliates, other than the representations and warranties of Bulls Brazil contained in Article IV of this Agreement, in any certificate delivered pursuant to Article IX or in the Company Preferred Supply Agreement (all of which representations and warranties Edwards is expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), and all other representations and warranties are specifically disclaimed and (iv) any plans relating to the future operation of the Commercial Aviation Business and the conduct and governance of the Company and its Subsidiaries are subject to uncertainties inherent in attempting to develop any such plans. Without limiting the foregoing, except for the representations and warranties set forth in Article IV of this Agreement, the certificates to be delivered by Bulls Brazil pursuant to Article IX and the Company Preferred Supply Agreement, Edwards further acknowledges and agrees that none of Bulls Brazil or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding Bulls Brazil or its Affiliates, including, after the Closing, the Company and its Subsidiaries or their respective businesses and operations. 3.29 No Further Representations or Warranties. Except for the representations and warranties of Edwards contained in this Article III, the certificates to be delivered by Edwards 65 3.27 Accounts Receivable. Except to the extent fully collected on or prior to the Closing Date, the Accounts Receivable reflected on the Carve-Out Balance Sheet and the Accounts Receivable arising after the date of the Carve-Out Balance Sheet, (i) represent bona fide arm’s length sales of products or services in the Ordinary Course, (ii) are fully collectible within sixty (60) days after the invoice date, and (iii) constitute valid claims of the Edwards Group, free and clear of all Encumbrances, except for Permitted Encumbrances and not subject to any rights of set-off or other defenses other than cash discounts set forth on the Carve-Out Balance Sheet or set forth in the Estimated Closing Date Modified Net Asset Amount as an express line item identifying the amount and recipient of such cash discount. Receivables have been appropriately reduced to their estimated net realizable value through reserves for bad debts and allowances for doubtful accounts expressly set forth on the Carve-Out Balance Sheet and, in the case of Accounts Receivable arising since the date of the Carve-Out Financial Statements, additions to such reserves and allowances (A) calculated in accordance with IFRS using the same accounting principles, practices, procedures, policies and methods that are described in, and to the extent not so described, were used in the preparation of the Carve-Out Balance Sheet and (B) set forth in the Estimated Closing Date Modified Net Asset Amount as an express line item identifying the amount of such bad debt or allowance for doubtful account and the debtor in respect thereof. 3.28 Access to Information; Disclaimer. Edwards acknowledges and agrees that (i) it has had an opportunity to discuss with Bulls Brazil and its Affiliates the plans for the future operation of the Commercial Aviation Business and the conduct and governance of the Company and its Subsidiaries after the Closing, including the potential risks and benefits relating to its continued investment in the Company, (ii) it has been afforded the opportunity to ask questions of and receive answers from officers and other Representatives of Bulls Brazil and its Affiliates, (iii) it has conducted its own independent investigation of Bulls Brazil and its Affiliates (including the Company Group after the Closing), their respective businesses and the transactions contemplated hereby and by the Ancillary Agreements, and has not relied on any representation, warranty or other statement by any Person on behalf of Bulls Brazil or any of its Affiliates, other than the representations and warranties of Bulls Brazil contained in Article IV of this Agreement, in any certificate delivered pursuant to Article IX or in the Company Preferred Supply Agreement (all of which representations and warranties Edwards is expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), and all other representations and warranties are specifically disclaimed and (iv) any plans relating to the future operation of the Commercial Aviation Business and the conduct and governance of the Company and its Subsidiaries are subject to uncertainties inherent in attempting to develop any such plans. Without limiting the foregoing, except for the representations and warranties set forth in Article IV of this Agreement, the certificates to be delivered by Bulls Brazil pursuant to Article IX and the Company Preferred Supply Agreement, Edwards further acknowledges and agrees that none of Bulls Brazil or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding Bulls Brazil or its Affiliates, including, after the Closing, the Company and its Subsidiaries or their respective businesses and operations. 3.29 No Further Representations or Warranties. Except for the representations and warranties of Edwards contained in this Article III, the certificates to be delivered by Edwards 65 pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), (a) Edwards is not making and has not made, and no other Person is making or has made on behalf of Edwards, and neither Bulls Brazil nor Bulls Parent are relying on, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby, (b) neither Edwards nor any Person on behalf of Edwards is making, and neither Bulls Brazil nor Bulls Parent are relying on, any express or implied representation or warranty with respect to Edwards or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Bulls Brazil or any of its Affiliates or any Representatives of Bulls Brazil or any of Bulls Brazil’s Affiliates in connection with the transactions contemplated by this Agreement and (c) Edwards hereby disclaims all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Bulls Brazil or any of its Affiliates or any Representative of Bulls Brazil or any of Bulls Brazil’s Affiliates, including omissions therefrom, and including regarding the success, profitability or the value of the Commercial Aviation Business. 3.30 Knowledge Persons. Each of the individuals listed on Schedule 1.01(f) have reviewed the representations and warranties in this Article III and the Edwards Disclosure Schedules. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BULLS BRAZIL Except as set forth in the correspondingly numbered Sections of the Bulls Brazil Disclosure Schedules accompanying this Agreement (the “Bulls Brazil Disclosure Schedules”), Bulls Brazil represents and warrants to Edwards as follows: 4.01 Existence of Bulls Brazil and Bulls Parent. Bulls Brazil is a limited liability company duly incorporated and validly existing under the Laws of Brazil. Bulls Parent is a corporation duly incorporated and validly existing under the Laws of Delaware. Each of Bulls Brazil and Bulls Parent has all requisite corporate power and authority to own, lease and operate its Assets and to conduct its business as it is presently conducted and is duly qualified to transact business, and is duly qualified or licensed in each jurisdiction in which the Assets owned, leased or operated by it or in which the conduct of its business makes such licensing or qualification necessary. 4.02 Due Authorization. Each of Bulls Brazil and Bulls Parent has all requisite corporate power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Bulls Brazil and Bulls Parent of this Agreement and the Ancillary Agreements to which it is a party, the performance by each of Bulls Brazil and Bulls Parent of its obligations hereunder and thereunder, and the consummation by each of Bulls Brazil and Bulls Parent of the transactions contemplated hereby and thereby, have been duly and 66 pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), (a) Edwards is not making and has not made, and no other Person is making or has made on behalf of Edwards, and neither Bulls Brazil nor Bulls Parent are relying on, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby, (b) neither Edwards nor any Person on behalf of Edwards is making, and neither Bulls Brazil nor Bulls Parent are relying on, any express or implied representation or warranty with respect to Edwards or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Bulls Brazil or any of its Affiliates or any Representatives of Bulls Brazil or any of Bulls Brazil’s Affiliates in connection with the transactions contemplated by this Agreement and (c) Edwards hereby disclaims all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Bulls Brazil or any of its Affiliates or any Representative of Bulls Brazil or any of Bulls Brazil’s Affiliates, including omissions therefrom, and including regarding the success, profitability or the value of the Commercial Aviation Business. 3.30 Knowledge Persons. Each of the individuals listed on Schedule 1.01(f) have reviewed the representations and warranties in this Article III and the Edwards Disclosure Schedules. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BULLS BRAZIL Except as set forth in the correspondingly numbered Sections of the Bulls Brazil Disclosure Schedules accompanying this Agreement (the “Bulls Brazil Disclosure Schedules”), Bulls Brazil represents and warrants to Edwards as follows: 4.01 Existence of Bulls Brazil and Bulls Parent. Bulls Brazil is a limited liability company duly incorporated and validly existing under the Laws of Brazil. Bulls Parent is a corporation duly incorporated and validly existing under the Laws of Delaware. Each of Bulls Brazil and Bulls Parent has all requisite corporate power and authority to own, lease and operate its Assets and to conduct its business as it is presently conducted and is duly qualified to transact business, and is duly qualified or licensed in each jurisdiction in which the Assets owned, leased or operated by it or in which the conduct of its business makes such licensing or qualification necessary. 4.02 Due Authorization. Each of Bulls Brazil and Bulls Parent has all requisite corporate power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Bulls Brazil and Bulls Parent of this Agreement and the Ancillary Agreements to which it is a party, the performance by each of Bulls Brazil and Bulls Parent of its obligations hereunder and thereunder, and the consummation by each of Bulls Brazil and Bulls Parent of the transactions contemplated hereby and thereby, have been duly and 66 validly authorized by all requisite corporate action on the part of each of Bulls Brazil and Bulls Parent, and no other corporate actions or proceedings on the part of each of Bulls Brazil and Bulls Parent are necessary to authorize the execution, delivery and performance by Bulls Brazil or Bulls Parent of this Agreement, the Ancillary Agreements to which it is a party or the transactions contemplated hereby or thereby. Each of Bulls Brazil and Bulls Parent has duly and validly executed and delivered this Agreement and, prior to or at the Closing, each of Bulls Brazil and Bulls Parent will have duly and validly executed and delivered the Ancillary Agreements to which it is a party. This Agreement constitutes, and upon execution and delivery thereof the Ancillary Agreements to which Bulls Brazil or Bulls Parent is a party will constitute, assuming due execution and delivery hereof and thereof by all other parties hereto and thereto, legal, valid and binding obligations of Bulls Brazil and Bulls Parent, enforceable against Bulls Brazil and Bulls Parent in accordance with their respective terms, subject in all respects to Enforceability Exceptions. 4.03 Governmental Authorizations. Except as set forth on Section 4.03 of the Bulls Brazil Disclosure Schedules, no Governmental Authorization is required in connection with the execution, delivery and performance by Bulls Brazil or Bulls Parent of this Agreement and the Ancillary Agreements to which Bulls Brazil or Bulls Parent is a party, or the consummation of the transactions contemplated hereby or thereby, except for the CADE approval, those approvals under the HSR Act and any other approval under any other applicable Antitrust Laws. 4.04 Absence of Conflicts. Subject to the provisions of Section 4.03, neither the execution and delivery by Bulls Brazil or Bulls Parent of this Agreement or any of the Ancillary Agreements to which Bulls Brazil or Bulls Parent is a party, nor the consummation by Bulls Brazil or Bulls Parent of the transactions contemplated hereby or thereby, will (a) violate or result in the breach of the Governing Documents of Bulls Brazil or Bulls Parent; (b) violate or result in the breach of any Law to which Bulls Brazil, Bulls Parent or any of their respective Assets is subject or by which it is bound; (c) violate, result in the breach of, constitute a default (or create an event which, with notice or lapse of time or both, would constitute a default under), result in the acceleration, termination or maturity of, create in any party the right to accelerate, terminate, modify, amend or cancel, require any consent of, or notice to, any Person pursuant to, or result in the loss of a benefit or increase in any fee, Liability or other obligation under, any material Contract binding upon Bulls Brazil, Bulls Parent or any of their respective Assets; or (d) (with or without notice or lapse of time) result in the creation or imposition of any Encumbrances (other than Permitted Encumbrances) upon or with respect to the business of Bulls Brazil, Bulls Parent or any of their respective Assets, except for, in the case of the foregoing clauses (b) to (c), any matter that would not reasonably be expected to result in a Bulls Material Adverse Effect. 4.05 Financing. Bulls Brazil has or has access to on the date hereof, and will have on the Closing Date, available sufficient cash, marketable securities and other sources of immediately available funds to (a) pay the full Closing Date Payment and the Capital Raise Amount in cash as contemplated by, and on the terms and subject to the conditions set forth in, this Agreement and (b) pay all related fees and expenses of Bulls Brazil associated with the transactions contemplated hereby. 4.06 Brokers. Except for J.P. Morgan Securities LLC, the fees and expenses of which shall be paid by Bulls Brazil or its Affiliates, no Person is entitled to any brokerage or finder’s 67 validly authorized by all requisite corporate action on the part of each of Bulls Brazil and Bulls Parent, and no other corporate actions or proceedings on the part of each of Bulls Brazil and Bulls Parent are necessary to authorize the execution, delivery and performance by Bulls Brazil or Bulls Parent of this Agreement, the Ancillary Agreements to which it is a party or the transactions contemplated hereby or thereby. Each of Bulls Brazil and Bulls Parent has duly and validly executed and delivered this Agreement and, prior to or at the Closing, each of Bulls Brazil and Bulls Parent will have duly and validly executed and delivered the Ancillary Agreements to which it is a party. This Agreement constitutes, and upon execution and delivery thereof the Ancillary Agreements to which Bulls Brazil or Bulls Parent is a party will constitute, assuming due execution and delivery hereof and thereof by all other parties hereto and thereto, legal, valid and binding obligations of Bulls Brazil and Bulls Parent, enforceable against Bulls Brazil and Bulls Parent in accordance with their respective terms, subject in all respects to Enforceability Exceptions. 4.03 Governmental Authorizations. Except as set forth on Section 4.03 of the Bulls Brazil Disclosure Schedules, no Governmental Authorization is required in connection with the execution, delivery and performance by Bulls Brazil or Bulls Parent of this Agreement and the Ancillary Agreements to which Bulls Brazil or Bulls Parent is a party, or the consummation of the transactions contemplated hereby or thereby, except for the CADE approval, those approvals under the HSR Act and any other approval under any other applicable Antitrust Laws. 4.04 Absence of Conflicts. Subject to the provisions of Section 4.03, neither the execution and delivery by Bulls Brazil or Bulls Parent of this Agreement or any of the Ancillary Agreements to which Bulls Brazil or Bulls Parent is a party, nor the consummation by Bulls Brazil or Bulls Parent of the transactions contemplated hereby or thereby, will (a) violate or result in the breach of the Governing Documents of Bulls Brazil or Bulls Parent; (b) violate or result in the breach of any Law to which Bulls Brazil, Bulls Parent or any of their respective Assets is subject or by which it is bound; (c) violate, result in the breach of, constitute a default (or create an event which, with notice or lapse of time or both, would constitute a default under), result in the acceleration, termination or maturity of, create in any party the right to accelerate, terminate, modify, amend or cancel, require any consent of, or notice to, any Person pursuant to, or result in the loss of a benefit or increase in any fee, Liability or other obligation under, any material Contract binding upon Bulls Brazil, Bulls Parent or any of their respective Assets; or (d) (with or without notice or lapse of time) result in the creation or imposition of any Encumbrances (other than Permitted Encumbrances) upon or with respect to the business of Bulls Brazil, Bulls Parent or any of their respective Assets, except for, in the case of the foregoing clauses (b) to (c), any matter that would not reasonably be expected to result in a Bulls Material Adverse Effect. 4.05 Financing. Bulls Brazil has or has access to on the date hereof, and will have on the Closing Date, available sufficient cash, marketable securities and other sources of immediately available funds to (a) pay the full Closing Date Payment and the Capital Raise Amount in cash as contemplated by, and on the terms and subject to the conditions set forth in, this Agreement and (b) pay all related fees and expenses of Bulls Brazil associated with the transactions contemplated hereby. 4.06 Brokers. Except for J.P. Morgan Securities LLC, the fees and expenses of which shall be paid by Bulls Brazil or its Affiliates, no Person is entitled to any brokerage or finder’s 67 fee or other similar commission in connection with the transactions contemplated by this Agreement or any of the Ancillary Agreements based upon arrangements made by or on behalf of Bulls Parent, Bulls Brazil or any of their respective Affiliates. 4.07 Litigation. As of the date hereof, there is no Legal Proceeding pending or, to the knowledge of Bulls Brazil, threatened against Bulls Parent or Bulls Brazil, and there is no Order outstanding against Bulls Parent or Bulls Brazil, which, individually or in the aggregate, has had or would reasonably be expected to have a Bulls Material Adverse Effect. 4.08 Solvency. Assuming the accuracy, in all material respects, of the representations and warranties of Edwards contained in Article III that relate to the subject matter of clauses (i) through (iii) of this Section 4.08 and after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, Bulls Brazil will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair salable value of its assets is less than the amount required to pay its probable liability on its existing debts as they mature), (ii) have unreasonably small capital with which to engage in its business or (iii) have incurred debts (and does not immediately plan to incur debt) beyond its ability to pay as they become due. No transfer of property is being made, and no obligation is being incurred in connection with the transactions contemplated by this Agreement and the Ancillary Agreements with the intent to hinder, delay or defraud either present or future creditors of Bulls Brazil. 4.09 Investment Representation. Bulls Brazil is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act. Bulls Brazil acknowledges that, assuming the accuracy of the representations and warranties of Edwards contained in Article III of this Agreement, the certificates to be delivered by Edwards pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), it is informed as to the risks of the transactions contemplated by this Agreement and of its ownership of the Commercial Aviation Business and the Company Group, and further acknowledges that the Selling Shares have not been registered, and the Issued Shares will not be registered, under the U.S. federal securities laws or under any state or foreign securities laws, and that the Selling Shares and the Issued Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless such transaction is pursuant to the terms of an effective registration statement under the Securities Act and are registered under any applicable state or foreign securities laws or pursuant to an exemption from registration thereunder. 4.10 Anti-Bribery. Since January 1, 2015, neither Bulls Parent nor any of its Subsidiaries (including Bulls Brazil), any of their respective directors, officers or employees or, to the knowledge of Bulls Brazil, any agent of Bulls Parent or any of its Subsidiaries (including Bulls Brazil) acting at least in part for the benefit of Bulls Parent or any of its Subsidiaries (including Bulls Brazil) or on behalf of Bulls Parent or any of its Subsidiaries (including Bulls Brazil), has taken any action in violation of the Anti-Corruption Laws, except for such actions as would not have a Bulls Material Adverse Effect. 68 fee or other similar commission in connection with the transactions contemplated by this Agreement or any of the Ancillary Agreements based upon arrangements made by or on behalf of Bulls Parent, Bulls Brazil or any of their respective Affiliates. 4.07 Litigation. As of the date hereof, there is no Legal Proceeding pending or, to the knowledge of Bulls Brazil, threatened against Bulls Parent or Bulls Brazil, and there is no Order outstanding against Bulls Parent or Bulls Brazil, which, individually or in the aggregate, has had or would reasonably be expected to have a Bulls Material Adverse Effect. 4.08 Solvency. Assuming the accuracy, in all material respects, of the representations and warranties of Edwards contained in Article III that relate to the subject matter of clauses (i) through (iii) of this Section 4.08 and after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, Bulls Brazil will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair salable value of its assets is less than the amount required to pay its probable liability on its existing debts as they mature), (ii) have unreasonably small capital with which to engage in its business or (iii) have incurred debts (and does not immediately plan to incur debt) beyond its ability to pay as they become due. No transfer of property is being made, and no obligation is being incurred in connection with the transactions contemplated by this Agreement and the Ancillary Agreements with the intent to hinder, delay or defraud either present or future creditors of Bulls Brazil. 4.09 Investment Representation. Bulls Brazil is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act. Bulls Brazil acknowledges that, assuming the accuracy of the representations and warranties of Edwards contained in Article III of this Agreement, the certificates to be delivered by Edwards pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), it is informed as to the risks of the transactions contemplated by this Agreement and of its ownership of the Commercial Aviation Business and the Company Group, and further acknowledges that the Selling Shares have not been registered, and the Issued Shares will not be registered, under the U.S. federal securities laws or under any state or foreign securities laws, and that the Selling Shares and the Issued Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless such transaction is pursuant to the terms of an effective registration statement under the Securities Act and are registered under any applicable state or foreign securities laws or pursuant to an exemption from registration thereunder. 4.10 Anti-Bribery. Since January 1, 2015, neither Bulls Parent nor any of its Subsidiaries (including Bulls Brazil), any of their respective directors, officers or employees or, to the knowledge of Bulls Brazil, any agent of Bulls Parent or any of its Subsidiaries (including Bulls Brazil) acting at least in part for the benefit of Bulls Parent or any of its Subsidiaries (including Bulls Brazil) or on behalf of Bulls Parent or any of its Subsidiaries (including Bulls Brazil), has taken any action in violation of the Anti-Corruption Laws, except for such actions as would not have a Bulls Material Adverse Effect. 68

4.11 Access to Information; Disclaimer. Bulls Brazil acknowledges and agrees that (i) it has had an opportunity to discuss the business of Edwards and its Subsidiaries and with the management of Edwards, (ii) it has had reasonable access to (A) the books and records of Edwards and its Subsidiaries and (B) the documents provided by Edwards for purposes of the transactions contemplated by this Agreement, (iii) it has been afforded the opportunity to ask questions of and receive answers from officers of Edwards, (iv) it has conducted its own independent investigation of Edwards and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of Edwards or any of its Subsidiaries, other than the representations and warranties of Edwards contained in Article III of this Agreement, the certificates to be delivered by Edwards pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), and that all other representations and warranties are specifically disclaimed, (v) the Carve-Out Financial Statements may not necessarily be indicative of the conditions that would have existed or the results of operations that would have been achieved if the Commercial Aviation Business had been operated as an unaffiliated “stand- alone” company, and (vi) the individuals listed on Schedule 1.01(f) are not personally making any representations and warranties under this Agreement. Without limiting the foregoing, except for the representations and warranties set forth in Article III of this Agreement, the certificates to be delivered by Edwards pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), Bulls Brazil further acknowledges and agrees that none Edwards or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding Edwards, its Subsidiaries or their respective businesses and operations. 4.12 No Further Representations or Warranties. Except for the representations and warranties expressly provided in this Article IV, (a) Bulls Brazil is not making and has not made, and no other Person is making or has made on behalf of Bulls Brazil, and Edwards is not relying on, any other express or implied representations or warranties in connection with this Agreement or the transactions contemplated hereby, (b) neither Bulls Brazil nor any Person on behalf of Bulls Brazil is making, and Edwards is not relying on, any express or implied representation or warranty with respect to Bulls Brazil or Bulls Parent or their respective businesses or with respect to any other information made available to Edwards or any of its Affiliates or any Representative of Edwards or any of Edwards’ Affiliates in connection with the transactions contemplated by this Agreement or by any of the Ancillary Agreements, and (c) Bulls Brazil and its Affiliates hereby disclaim all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Edwards or any of its Affiliates or any their respective Representatives, or to any other Person, including omissions therefrom. 69 4.11 Access to Information; Disclaimer. Bulls Brazil acknowledges and agrees that (i) it has had an opportunity to discuss the business of Edwards and its Subsidiaries and with the management of Edwards, (ii) it has had reasonable access to (A) the books and records of Edwards and its Subsidiaries and (B) the documents provided by Edwards for purposes of the transactions contemplated by this Agreement, (iii) it has been afforded the opportunity to ask questions of and receive answers from officers of Edwards, (iv) it has conducted its own independent investigation of Edwards and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of Edwards or any of its Subsidiaries, other than the representations and warranties of Edwards contained in Article III of this Agreement, the certificates to be delivered by Edwards pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), and that all other representations and warranties are specifically disclaimed, (v) the Carve-Out Financial Statements may not necessarily be indicative of the conditions that would have existed or the results of operations that would have been achieved if the Commercial Aviation Business had been operated as an unaffiliated “stand- alone” company, and (vi) the individuals listed on Schedule 1.01(f) are not personally making any representations and warranties under this Agreement. Without limiting the foregoing, except for the representations and warranties set forth in Article III of this Agreement, the certificates to be delivered by Edwards pursuant to Article IX and the Edwards Preferred Supply Agreement (all of which representations and warranties Bulls Brazil and its Affiliates are expressly relying on in connection with this Agreement, the Ancillary Agreements, and the transactions contemplated hereby and thereby), Bulls Brazil further acknowledges and agrees that none Edwards or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding Edwards, its Subsidiaries or their respective businesses and operations. 4.12 No Further Representations or Warranties. Except for the representations and warranties expressly provided in this Article IV, (a) Bulls Brazil is not making and has not made, and no other Person is making or has made on behalf of Bulls Brazil, and Edwards is not relying on, any other express or implied representations or warranties in connection with this Agreement or the transactions contemplated hereby, (b) neither Bulls Brazil nor any Person on behalf of Bulls Brazil is making, and Edwards is not relying on, any express or implied representation or warranty with respect to Bulls Brazil or Bulls Parent or their respective businesses or with respect to any other information made available to Edwards or any of its Affiliates or any Representative of Edwards or any of Edwards’ Affiliates in connection with the transactions contemplated by this Agreement or by any of the Ancillary Agreements, and (c) Bulls Brazil and its Affiliates hereby disclaim all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Edwards or any of its Affiliates or any their respective Representatives, or to any other Person, including omissions therefrom. 69

ARTICLE V COVENANTS 5.01 Conduct of Business. Except (i) as otherwise expressly permitted or required by this Agreement (including the Contribution), (ii) as otherwise required by applicable Law, (iii) as set forth in Section 5.01 of the Edwards Disclosure Schedules or (iv) as otherwise consented to by Bulls Brazil in writing (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof until the earlier of (x) the Closing and (y) the termination of this Agreement in accordance with Section 10.01 (the “Pre-Closing Period”), Edwards shall and shall cause each member of the Edwards Group (including the Company Group) to: (a) conduct the Commercial Aviation Business in the Ordinary Course and use commercially reasonable efforts to preserve intact the Commercial Aviation Business; (b) use commercially reasonable efforts to preserve such Person’s current relationships with its customers, licensors, distributors, suppliers, Governmental Authorities, and any other Persons with whom such Person has material business relationships, in each case, to the extent related to the Commercial Aviation Business; (c) keep current and in full force and effect all Governmental Authorizations necessary for the operation of the Commercial Aviation Business; (d) make expenditures in accordance with the Minimum Required Spending; (e) move, prior to the Closing, all the Assets set forth on Schedule 5.01(e) from the Contributed Facilities; (f) move, prior to the Closing, all the Assets set forth on Schedule 5.01(f) to the Contributed Facility located in São José dos Campos, state of São Paulo, Brazil; (g) comply with the terms of the Deferred Prosecution Agreement; and (h) cause, prior to the Contribution, ELEB to transfer to Edwards the one common Share in the Company that is owned by ELEB. 5.02 Negative Covenants Relating to Conduct of the Commercial Aviation Business. Except (i) as otherwise permitted or required by this Agreement (including the Contribution and the Capital Raise), (ii) as otherwise required by applicable Law, (iii) as set forth in Section 5.01 of the Edwards Disclosure Schedules or (iv) with the prior written consent of Bulls Brazil (which consent shall not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, Edwards shall not, and shall cause each member of the Edwards Group (including the Company Group) not to, in each case, to the extent related to the Commercial Aviation Business: (a) (i) amend, modify or supplement such Person’s Governing Documents (including those in respect of any Company Joint Venture) in any material respect, or (ii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, 70 ARTICLE V COVENANTS 5.01 Conduct of Business. Except (i) as otherwise expressly permitted or required by this Agreement (including the Contribution), (ii) as otherwise required by applicable Law, (iii) as set forth in Section 5.01 of the Edwards Disclosure Schedules or (iv) as otherwise consented to by Bulls Brazil in writing (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof until the earlier of (x) the Closing and (y) the termination of this Agreement in accordance with Section 10.01 (the “Pre-Closing Period”), Edwards shall and shall cause each member of the Edwards Group (including the Company Group) to: (a) conduct the Commercial Aviation Business in the Ordinary Course and use commercially reasonable efforts to preserve intact the Commercial Aviation Business; (b) use commercially reasonable efforts to preserve such Person’s current relationships with its customers, licensors, distributors, suppliers, Governmental Authorities, and any other Persons with whom such Person has material business relationships, in each case, to the extent related to the Commercial Aviation Business; (c) keep current and in full force and effect all Governmental Authorizations necessary for the operation of the Commercial Aviation Business; (d) make expenditures in accordance with the Minimum Required Spending; (e) move, prior to the Closing, all the Assets set forth on Schedule 5.01(e) from the Contributed Facilities; (f) move, prior to the Closing, all the Assets set forth on Schedule 5.01(f) to the Contributed Facility located in São José dos Campos, state of São Paulo, Brazil; (g) comply with the terms of the Deferred Prosecution Agreement; and (h) cause, prior to the Contribution, ELEB to transfer to Edwards the one common Share in the Company that is owned by ELEB. 5.02 Negative Covenants Relating to Conduct of the Commercial Aviation Business. Except (i) as otherwise permitted or required by this Agreement (including the Contribution and the Capital Raise), (ii) as otherwise required by applicable Law, (iii) as set forth in Section 5.01 of the Edwards Disclosure Schedules or (iv) with the prior written consent of Bulls Brazil (which consent shall not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, Edwards shall not, and shall cause each member of the Edwards Group (including the Company Group) not to, in each case, to the extent related to the Commercial Aviation Business: (a) (i) amend, modify or supplement such Person’s Governing Documents (including those in respect of any Company Joint Venture) in any material respect, or (ii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, 70 restructuring, recapitalization or reorganization, except as contemplated by the Contribution Steps Plan; (b) effect any reclassification or stock split or make any other similar changes in the capitalization or capital structure of such Person, except as contemplated by the Contribution Steps Plan; (c) (i) make or agree to make any loans, advances or capital contributions to, or investments in, any Third Party or the securities of any Third Party, or agree to guarantee any loans, advances or capital contributions to, or investments in, any Third Party, or (ii) acquire, or obtain ownership interest in, whether by merger or consolidation, by the purchase of Assets or securities, or by any other manner, directly or indirectly, any business or Third Party, other than purchases of equipment, supplies and inventory in the Ordinary Course; (d) fail to pay any Taxes when due other than Taxes being contested in good faith and for which adequate reserves are established; (e) terminate or amend any Contract with any Material Supplier, fail to extend or renew any Contract with any Material Supplier that expires during the Pre-Closing Period, other than in the Ordinary Course and for pricing not in excess of existing pricing escalation provisions, enter into any agreement with a new supplier or vendor that would have been considered a Material Supplier had such Contract been entered into prior to the date of this Agreement or enter into a Contract with a Material Supplier on terms substantially different from the Edwards Group standard supply Contract as of the date hereof; (f) terminate or amend any Contract with any Material Customer, other than in the Ordinary Course; (g) make, change or revoke any material Tax election, adopt or change any accounting method or accounting period with respect to material Taxes or any material methods of reporting income or deductions, settle or compromise any material audit or proceeding with respect to Taxes, surrender any right to claim any material refund of Taxes, consent or agree to any extension or waiver of statute of limitations with respect to any material Taxes, or enter into any material agreement relating to Taxes with any Governmental Authority (including any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law) or any advance pricing agreement), in each case, other than as required pursuant to changes in accounting practices applicable to such Person as permitted under clause (h) below; (h) change any method, practice or policy of accounting currently used by such Person, except to the extent required by IFRS or other applicable accounting principles; (i) except as may be required by any Edwards Benefit Plan, Company Group Benefit Plan, or Collective Arrangement as in effect on the date hereof or by any applicable Law, (i) grant any severance, retention or termination pay other than in the 71 restructuring, recapitalization or reorganization, except as contemplated by the Contribution Steps Plan; (b) effect any reclassification or stock split or make any other similar changes in the capitalization or capital structure of such Person, except as contemplated by the Contribution Steps Plan; (c) (i) make or agree to make any loans, advances or capital contributions to, or investments in, any Third Party or the securities of any Third Party, or agree to guarantee any loans, advances or capital contributions to, or investments in, any Third Party, or (ii) acquire, or obtain ownership interest in, whether by merger or consolidation, by the purchase of Assets or securities, or by any other manner, directly or indirectly, any business or Third Party, other than purchases of equipment, supplies and inventory in the Ordinary Course; (d) fail to pay any Taxes when due other than Taxes being contested in good faith and for which adequate reserves are established; (e) terminate or amend any Contract with any Material Supplier, fail to extend or renew any Contract with any Material Supplier that expires during the Pre-Closing Period, other than in the Ordinary Course and for pricing not in excess of existing pricing escalation provisions, enter into any agreement with a new supplier or vendor that would have been considered a Material Supplier had such Contract been entered into prior to the date of this Agreement or enter into a Contract with a Material Supplier on terms substantially different from the Edwards Group standard supply Contract as of the date hereof; (f) terminate or amend any Contract with any Material Customer, other than in the Ordinary Course; (g) make, change or revoke any material Tax election, adopt or change any accounting method or accounting period with respect to material Taxes or any material methods of reporting income or deductions, settle or compromise any material audit or proceeding with respect to Taxes, surrender any right to claim any material refund of Taxes, consent or agree to any extension or waiver of statute of limitations with respect to any material Taxes, or enter into any material agreement relating to Taxes with any Governmental Authority (including any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law) or any advance pricing agreement), in each case, other than as required pursuant to changes in accounting practices applicable to such Person as permitted under clause (h) below; (h) change any method, practice or policy of accounting currently used by such Person, except to the extent required by IFRS or other applicable accounting principles; (i) except as may be required by any Edwards Benefit Plan, Company Group Benefit Plan, or Collective Arrangement as in effect on the date hereof or by any applicable Law, (i) grant any severance, retention or termination pay other than in the 71

Ordinary Course, or enter into or materially amend any severance, retention or employment agreement with any Commercial Aviation Business Employee, other than in the Ordinary Course; (ii) increase the compensation or benefits provided to any Commercial Aviation Business Employee other than increases in the Ordinary Course; (iii) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any Commercial Aviation Business Employee; (iv) establish, adopt, enter into or amend any Edwards Benefit Plan other than such actions taken in the Ordinary Course that do not increase the Liability of the Company Group in any material respect; or (v) hire any Person as a Commercial Aviation Business Employee, or terminate or promote any Commercial Aviation Business Employee, except as required by a Contract in existence as of the date hereof or in the Ordinary Course; (j) enter into, renew, amend or terminate any Collective Arrangement or other Contract with any union or other representative of any Commercial Aviation Business Employee other than upon expiration and/or consistent with past practices; (k) effect or permit a plant closing, mass layoff or similar event; (l) (A) sell, abandon, encumber, lease, assign, license (in each case, other than grants of Permitted Encumbrances), let lapse, expire, dispose of or transfer the right to own, use or lease any Contributed Asset, except (x) in the Ordinary Course, (y) for dispositions of immaterial equipment and immaterial property no longer required in the operation of the Commercial Aviation Business as currently conducted and (z) sales or dispositions as to which the consideration for all such sales or dispositions does not exceed twenty-five thousand dollars ($25,000) individually and one hundred thousand dollars ($100,000) in the aggregate in any twelve (12)-month period (provided that the exception in this clause (z) shall not apply to divestitures), or (B) move any material Assets from any of the Owned Facilities or the Leased Facilities to any Retained Edwards Facilities, except for inventory, including raw materials, spares, work-in-process and finished goods inventories, (x) to the extent not (aa) used or held for use in respect of the Commercial Aviation Business or (bb) required by the Company to perform the statement of work under the Company Preferred Supply Agreement or (y) required by Edwards to perform the statement of work under the Edwards Supply Agreement (it being understood that, in the case of raw materials and common spares, Edwards shall take into account the anticipated demands of both the Company Group and the Edwards Group as of the Closing Date), and as otherwise contemplated by Section 5.01(e); (m) enter into, modify, amend or supplement any Related Party Contract that will not be terminated prior to the Closing in accordance with Section 5.12; (n) other than settlements for cash not involving non-monetary obligations of any member of the Edwards Group, settle, waive, release or otherwise resolve, in whole or in part, any Claims or Legal Proceeding, or any Claims involving a Material Supplier or Material Customer, in an amount in excess of three million seven hundred thousand Brazilian reais (R$3,700,000); 72 Ordinary Course, or enter into or materially amend any severance, retention or employment agreement with any Commercial Aviation Business Employee, other than in the Ordinary Course; (ii) increase the compensation or benefits provided to any Commercial Aviation Business Employee other than increases in the Ordinary Course; (iii) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any Commercial Aviation Business Employee; (iv) establish, adopt, enter into or amend any Edwards Benefit Plan other than such actions taken in the Ordinary Course that do not increase the Liability of the Company Group in any material respect; or (v) hire any Person as a Commercial Aviation Business Employee, or terminate or promote any Commercial Aviation Business Employee, except as required by a Contract in existence as of the date hereof or in the Ordinary Course; (j) enter into, renew, amend or terminate any Collective Arrangement or other Contract with any union or other representative of any Commercial Aviation Business Employee other than upon expiration and/or consistent with past practices; (k) effect or permit a plant closing, mass layoff or similar event; (l) (A) sell, abandon, encumber, lease, assign, license (in each case, other than grants of Permitted Encumbrances), let lapse, expire, dispose of or transfer the right to own, use or lease any Contributed Asset, except (x) in the Ordinary Course, (y) for dispositions of immaterial equipment and immaterial property no longer required in the operation of the Commercial Aviation Business as currently conducted and (z) sales or dispositions as to which the consideration for all such sales or dispositions does not exceed twenty-five thousand dollars ($25,000) individually and one hundred thousand dollars ($100,000) in the aggregate in any twelve (12)-month period (provided that the exception in this clause (z) shall not apply to divestitures), or (B) move any material Assets from any of the Owned Facilities or the Leased Facilities to any Retained Edwards Facilities, except for inventory, including raw materials, spares, work-in-process and finished goods inventories, (x) to the extent not (aa) used or held for use in respect of the Commercial Aviation Business or (bb) required by the Company to perform the statement of work under the Company Preferred Supply Agreement or (y) required by Edwards to perform the statement of work under the Edwards Supply Agreement (it being understood that, in the case of raw materials and common spares, Edwards shall take into account the anticipated demands of both the Company Group and the Edwards Group as of the Closing Date), and as otherwise contemplated by Section 5.01(e); (m) enter into, modify, amend or supplement any Related Party Contract that will not be terminated prior to the Closing in accordance with Section 5.12; (n) other than settlements for cash not involving non-monetary obligations of any member of the Edwards Group, settle, waive, release or otherwise resolve, in whole or in part, any Claims or Legal Proceeding, or any Claims involving a Material Supplier or Material Customer, in an amount in excess of three million seven hundred thousand Brazilian reais (R$3,700,000); 72

(o) modify any Privacy Policies or the operation or security of any IT Asset in any manner that is materially adverse to the Commercial Aviation Business or take any action that would (or fail to take any action the failure of which would) reasonably be likely to result in the loss, lapse, abandonment, invalidity or unenforceability of any Contributed IP or Edwards Retained IP; (p) write-down the value of any Assets of or stock in any Subsidiary of Edwards in an amount in excess of one hundred thousand dollars ($100,000), except to the extent required by IFRS or accounting principles applicable to such Person; (q) enter into any Contract or Governmental Authorization that (i) would limit, restrict or otherwise impair in any way the freedom or ability of Bulls Brazil or the Company or any of their respective Affiliates, including, after the Closing, Bulls Parent, to operate or compete in any line of business or with any Person or in any area, or (ii) would limit, restrict or otherwise impair in any way the freedom or ability of Bulls Brazil or any of its respective Affiliates to own or operate the Company or the Contributed Assets; (r) disclose to any Third Party (other than a Representative of the Edwards Group) any material Confidential Information other than as required by a Governmental Authority, a Legal Proceeding or applicable Law or pursuant to a binding and enforceable Contract (i) requiring each Person to whom the disclosure is made to maintain the confidentiality of, and preserve all rights of the Edwards Group in, such Confidential Information and (ii) restricting the use of such Confidential Information to the subject matter of such Contract; (s) enter into any Contract that would be a Material Contract pursuant to clauses (ii), (iii), (iv), (vi), (vii), (xii), (xvi), or (xvii) of the definition of Material Contracts; (t) amend or fail to comply with the terms of the Assumed Debt Amount, other than, as to any amendment, to carry out the Contribution and assignment of the Assumed Debt Amount to the Company Group; provided that the resulting terms and conditions shall be no less favorable to the Company or its Subsidiaries than the terms and conditions previously applicable to Edwards in relation to such Indebtedness; (u) incur any Indebtedness that would cause the Company Group to have Indebtedness in excess of the Assumed Debt Amount; or (v) authorize, commit or agree, whether in writing or otherwise, to do any of the foregoing. Other than the right to consent or withhold consent with respect to the foregoing matters, nothing contained in this Agreement shall give Bulls Brazil, directly or indirectly, any right to Control or direct the operation of the Commercial Aviation Business or the Company Group prior to the Closing. Subject to the immediately preceding sentence and consistent with the terms of this Agreement, prior to the Closing, Edwards shall Control the operation of the Commercial Aviation Business and the Company Group. 73 (o) modify any Privacy Policies or the operation or security of any IT Asset in any manner that is materially adverse to the Commercial Aviation Business or take any action that would (or fail to take any action the failure of which would) reasonably be likely to result in the loss, lapse, abandonment, invalidity or unenforceability of any Contributed IP or Edwards Retained IP; (p) write-down the value of any Assets of or stock in any Subsidiary of Edwards in an amount in excess of one hundred thousand dollars ($100,000), except to the extent required by IFRS or accounting principles applicable to such Person; (q) enter into any Contract or Governmental Authorization that (i) would limit, restrict or otherwise impair in any way the freedom or ability of Bulls Brazil or the Company or any of their respective Affiliates, including, after the Closing, Bulls Parent, to operate or compete in any line of business or with any Person or in any area, or (ii) would limit, restrict or otherwise impair in any way the freedom or ability of Bulls Brazil or any of its respective Affiliates to own or operate the Company or the Contributed Assets; (r) disclose to any Third Party (other than a Representative of the Edwards Group) any material Confidential Information other than as required by a Governmental Authority, a Legal Proceeding or applicable Law or pursuant to a binding and enforceable Contract (i) requiring each Person to whom the disclosure is made to maintain the confidentiality of, and preserve all rights of the Edwards Group in, such Confidential Information and (ii) restricting the use of such Confidential Information to the subject matter of such Contract; (s) enter into any Contract that would be a Material Contract pursuant to clauses (ii), (iii), (iv), (vi), (vii), (xii), (xvi), or (xvii) of the definition of Material Contracts; (t) amend or fail to comply with the terms of the Assumed Debt Amount, other than, as to any amendment, to carry out the Contribution and assignment of the Assumed Debt Amount to the Company Group; provided that the resulting terms and conditions shall be no less favorable to the Company or its Subsidiaries than the terms and conditions previously applicable to Edwards in relation to such Indebtedness; (u) incur any Indebtedness that would cause the Company Group to have Indebtedness in excess of the Assumed Debt Amount; or (v) authorize, commit or agree, whether in writing or otherwise, to do any of the foregoing. Other than the right to consent or withhold consent with respect to the foregoing matters, nothing contained in this Agreement shall give Bulls Brazil, directly or indirectly, any right to Control or direct the operation of the Commercial Aviation Business or the Company Group prior to the Closing. Subject to the immediately preceding sentence and consistent with the terms of this Agreement, prior to the Closing, Edwards shall Control the operation of the Commercial Aviation Business and the Company Group. 73

5.03 Further Assurances. (a) Prior to the Closing, each Party shall use its respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done (and to assist and cooperate with the other Party in doing), all things reasonably necessary under applicable Law or otherwise for such Party to consummate and make effective, in the most expeditious manner practicable (and, in any event, prior to the Termination Date), the transactions contemplated by this Agreement, including the satisfaction, but not the waiver, of the conditions set forth in Article VIII. (b) Without limiting the generality of Section 5.03(a), Edwards shall, and shall cause the other members of the Edwards Group to, from time to time when requested by Bulls Brazil, whether at or after the Closing, and without further consideration, promptly (i) execute and deliver, or cause to be executed and delivered, all such documents reasonably necessary or advisable to (A) vest in Bulls Brazil all right, title and interest in and to the Selling Shares and the Issued Shares, and vest in the Company Group all right, title and interest in and to the Contributed Assets, in each case in accordance with Sections 2.01, 2.02 and 2.04 of this Agreement, and (B) perfect and record each of the sale and transfer of the Selling Shares to Bulls Brazil, the issuance of the Issued Shares to Bulls Brazil, the payment of the Capital Raise Amount to the Company, and the contribution of the Contributed Assets to the Company Group, and (ii) for a period of five (5) years after the Closing, with respect to any Asset held by the Edwards Group as of the Closing Date that was necessary to conduct the Commercial Aviation Business as conducted by the Edwards Group as of the date hereof and as of the Closing Date, furnish to the Company Group services at cost, or access for use of such Asset, that enable the Company Group to have the capability in respect of such Assets held by the Edwards Group as of the Closing Date as necessary for the Commercial Aviation Business, except to the extent such capability has already been furnished under the Ancillary Agreements. Notwithstanding anything to the contrary herein, services provided in accordance with clause (ii) of this Section 5.03(b) shall be taken into consideration when calculating the amount of Indemnity Losses arising out of or resulting from any breach or inaccuracy of Section 3.07(c). (c) All Taxes associated with the transfer of Assets from the Edwards Group to the Company Group after the Closing pursuant to Section 5.03 shall be an Indemnified Tax. 5.04 Access to Information. (a) During the Pre-Closing Period, Edwards shall, and shall cause each of the members of the Edwards Group to, and Edwards and each of the members of the Edwards Group shall cause its Representatives to, afford to Bulls Brazil, its Affiliates and their respective Representatives reasonable access on reasonable advance notice and in a manner that does not unreasonably burden the operations of the business of Edwards and the other members of the Edwards Group, during normal business hours to the officers, employees, Representatives, auditors, properties and facilities, and all Books and Records, and shall reasonably promptly furnish or cause to be furnished to Bulls Brazil 74 5.03 Further Assurances. (a) Prior to the Closing, each Party shall use its respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done (and to assist and cooperate with the other Party in doing), all things reasonably necessary under applicable Law or otherwise for such Party to consummate and make effective, in the most expeditious manner practicable (and, in any event, prior to the Termination Date), the transactions contemplated by this Agreement, including the satisfaction, but not the waiver, of the conditions set forth in Article VIII. (b) Without limiting the generality of Section 5.03(a), Edwards shall, and shall cause the other members of the Edwards Group to, from time to time when requested by Bulls Brazil, whether at or after the Closing, and without further consideration, promptly (i) execute and deliver, or cause to be executed and delivered, all such documents reasonably necessary or advisable to (A) vest in Bulls Brazil all right, title and interest in and to the Selling Shares and the Issued Shares, and vest in the Company Group all right, title and interest in and to the Contributed Assets, in each case in accordance with Sections 2.01, 2.02 and 2.04 of this Agreement, and (B) perfect and record each of the sale and transfer of the Selling Shares to Bulls Brazil, the issuance of the Issued Shares to Bulls Brazil, the payment of the Capital Raise Amount to the Company, and the contribution of the Contributed Assets to the Company Group, and (ii) for a period of five (5) years after the Closing, with respect to any Asset held by the Edwards Group as of the Closing Date that was necessary to conduct the Commercial Aviation Business as conducted by the Edwards Group as of the date hereof and as of the Closing Date, furnish to the Company Group services at cost, or access for use of such Asset, that enable the Company Group to have the capability in respect of such Assets held by the Edwards Group as of the Closing Date as necessary for the Commercial Aviation Business, except to the extent such capability has already been furnished under the Ancillary Agreements. Notwithstanding anything to the contrary herein, services provided in accordance with clause (ii) of this Section 5.03(b) shall be taken into consideration when calculating the amount of Indemnity Losses arising out of or resulting from any breach or inaccuracy of Section 3.07(c). (c) All Taxes associated with the transfer of Assets from the Edwards Group to the Company Group after the Closing pursuant to Section 5.03 shall be an Indemnified Tax. 5.04 Access to Information. (a) During the Pre-Closing Period, Edwards shall, and shall cause each of the members of the Edwards Group to, and Edwards and each of the members of the Edwards Group shall cause its Representatives to, afford to Bulls Brazil, its Affiliates and their respective Representatives reasonable access on reasonable advance notice and in a manner that does not unreasonably burden the operations of the business of Edwards and the other members of the Edwards Group, during normal business hours to the officers, employees, Representatives, auditors, properties and facilities, and all Books and Records, and shall reasonably promptly furnish or cause to be furnished to Bulls Brazil 74 copies (including in electronic form) of Books and Records and such other financial and other operating data and information as Bulls Brazil may reasonably request in writing; provided that Edwards shall not be obligated to allow Bulls Brazil, its Affiliates or its or their respective Representatives to perform any environmental testing, sampling or other invasive assessment during the Pre-Closing Period. Notwithstanding the foregoing, Edwards shall not be obligated to disclose any information (i) if providing such access or disclosing such information would violate any applicable Law (including Antitrust Laws and privacy Laws), (ii) that would, in the reasonable judgment of Edwards, after taking into account the Confidentiality Agreement, result in the loss of attorney-client privilege with respect to such information, (iii) that would result in the disclosure of trade secrets (unless proper measures are taken to protect such trade secret status), or (iv) constituting an Excluded Asset or Transaction Process Matters; provided that Edwards shall use its reasonable best efforts (A) to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege or (B) to develop an alternative to providing such information so as to address such matters that is reasonably acceptable to Bulls Brazil and Edwards, in each case, including through targeted redaction. Edwards shall advise Bulls Brazil in such circumstances that it is unable to comply with Bulls Brazil’s requests for information pursuant to the immediately preceding sentence, and Edwards shall provide Bulls Brazil with a reasonably detailed explanation on why such information is being withheld. (b) During the Pre-Closing Period, no member of the Edwards Group shall have any obligation to provide any access to information contained in any Tax Returns or Books and Records not relating to the Company Group, the Commercial Aviation Business or the Contributed Assets. (c) At the end of each three (3)-month period following the date of execution of this Agreement and until the end of the Pre-Closing Period, and to the extent permitted by applicable Law, Edwards shall deliver to Bulls Brazil a copy of all Contracts entered into by any of the members of the Edwards Group within the relevant period that would be classified as Material Contracts, pursuant to this Agreement, if such Contracts had been entered into on or prior to the date of execution of this Agreement. Upon Bulls Brazil’s reasonable request, Edwards shall also provide to Bulls Brazil any other information that Bulls Brazil may reasonably request in its discretion in connection with such Contracts. (d) No notice, access, review or investigation pursuant to this Section 5.04 or any information provided, made available or delivered to Bulls Brazil or its Affiliates pursuant to this Section 5.04 or otherwise shall affect any representations, warranties, covenants or agreements of Edwards or rights or remedies of Bulls Brazil contained in this Agreement. (e) During the Pre-Closing Period, Edwards shall provide to Bulls Brazil the following reports: (i) within ninety (90) days after the end of each fiscal year of Edwards, a copy of (A) the audited annual consolidated financial statements of 75 copies (including in electronic form) of Books and Records and such other financial and other operating data and information as Bulls Brazil may reasonably request in writing; provided that Edwards shall not be obligated to allow Bulls Brazil, its Affiliates or its or their respective Representatives to perform any environmental testing, sampling or other invasive assessment during the Pre-Closing Period. Notwithstanding the foregoing, Edwards shall not be obligated to disclose any information (i) if providing such access or disclosing such information would violate any applicable Law (including Antitrust Laws and privacy Laws), (ii) that would, in the reasonable judgment of Edwards, after taking into account the Confidentiality Agreement, result in the loss of attorney-client privilege with respect to such information, (iii) that would result in the disclosure of trade secrets (unless proper measures are taken to protect such trade secret status), or (iv) constituting an Excluded Asset or Transaction Process Matters; provided that Edwards shall use its reasonable best efforts (A) to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege or (B) to develop an alternative to providing such information so as to address such matters that is reasonably acceptable to Bulls Brazil and Edwards, in each case, including through targeted redaction. Edwards shall advise Bulls Brazil in such circumstances that it is unable to comply with Bulls Brazil’s requests for information pursuant to the immediately preceding sentence, and Edwards shall provide Bulls Brazil with a reasonably detailed explanation on why such information is being withheld. (b) During the Pre-Closing Period, no member of the Edwards Group shall have any obligation to provide any access to information contained in any Tax Returns or Books and Records not relating to the Company Group, the Commercial Aviation Business or the Contributed Assets. (c) At the end of each three (3)-month period following the date of execution of this Agreement and until the end of the Pre-Closing Period, and to the extent permitted by applicable Law, Edwards shall deliver to Bulls Brazil a copy of all Contracts entered into by any of the members of the Edwards Group within the relevant period that would be classified as Material Contracts, pursuant to this Agreement, if such Contracts had been entered into on or prior to the date of execution of this Agreement. Upon Bulls Brazil’s reasonable request, Edwards shall also provide to Bulls Brazil any other information that Bulls Brazil may reasonably request in its discretion in connection with such Contracts. (d) No notice, access, review or investigation pursuant to this Section 5.04 or any information provided, made available or delivered to Bulls Brazil or its Affiliates pursuant to this Section 5.04 or otherwise shall affect any representations, warranties, covenants or agreements of Edwards or rights or remedies of Bulls Brazil contained in this Agreement. (e) During the Pre-Closing Period, Edwards shall provide to Bulls Brazil the following reports: (i) within ninety (90) days after the end of each fiscal year of Edwards, a copy of (A) the audited annual consolidated financial statements of 75

Edwards and its Subsidiaries and (B) carve-out audited annual consolidated financial statements of the Company and its Subsidiaries, in each case as of and for such year, prepared in accordance with IFRS consistently applied and applied consistently with IFRS as applied in the preparation of the Edwards Financial Statements, and setting forth in comparative form the figures for the previous year (to the extent such figures are available), all in reasonable detail and accompanied by the opinion of an independent accounting firm; (ii) within forty-five (45) days after the end of Edwards’ first, second and third quarterly accounting periods, a copy of (A) the unaudited quarterly consolidated financial statements of Edwards and its Subsidiaries and (B) the carve-out unaudited quarterly consolidated financial statements of the Company and its Subsidiaries, in each case as of and for such period, prepared in accordance with IFRS consistently applied and applied consistently with IFRS as applied in the preparation of the Edwards Financial Statements, and setting forth in comparative form the figures for the corresponding period of the previous year (to the extent such figures are available); and (iii) within fifteen (15) days after the end of each month, a copy of the unaudited monthly statements of income and statements of cash flows of each of Edwards and its Subsidiaries for such month, to the extent prepared by Edwards. (f) During the Pre-Closing Period, Edwards shall notify Bulls Brazil, and Bulls Brazil shall notify Edwards, as the case may be, as promptly as practical, but in no event later than two (2) Business Days after becoming aware of any such facts, of the filing of any Legal Proceeding or the issuance of any Order that (i) questions the legality of the transactions contemplated by this Agreement, the Bylaws or any of the Ancillary Agreements, or (ii) would reasonably be expected to prevent, hinder or delay the consummation of any of the transactions contemplated hereby. (g) Prior to the Closing, Edwards shall give Bulls Brazil, its Affiliates and their respective Representatives reasonable access on reasonable advance notice to the IT Assets and Edwards Proprietary Software of the Company Group for the limited purpose of performing various assessment activities designed to test the security of Company Group systems, services, products and/or applications, in a manner that does not unreasonably burden the operations of the business of the Company Group or the Edwards Group. 5.05 Regulatory Approvals; Efforts. (a) During the Pre-Closing Period, each Party shall, and shall cause its Affiliates to, use its respective reasonable best efforts to (i) as promptly as reasonably practicable obtain all Governmental Authorizations set forth on Schedule 5.05(a) and any other Governmental Authorization that may be, or become, necessary for the performance of such Party’s or any of its Affiliate’s respective obligations pursuant to this Agreement and for the consummation of the transactions contemplated by this Agreement (collectively, the “Regulatory Approvals”), and (ii) avoid entry of, or effect 76 Edwards and its Subsidiaries and (B) carve-out audited annual consolidated financial statements of the Company and its Subsidiaries, in each case as of and for such year, prepared in accordance with IFRS consistently applied and applied consistently with IFRS as applied in the preparation of the Edwards Financial Statements, and setting forth in comparative form the figures for the previous year (to the extent such figures are available), all in reasonable detail and accompanied by the opinion of an independent accounting firm; (ii) within forty-five (45) days after the end of Edwards’ first, second and third quarterly accounting periods, a copy of (A) the unaudited quarterly consolidated financial statements of Edwards and its Subsidiaries and (B) the carve-out unaudited quarterly consolidated financial statements of the Company and its Subsidiaries, in each case as of and for such period, prepared in accordance with IFRS consistently applied and applied consistently with IFRS as applied in the preparation of the Edwards Financial Statements, and setting forth in comparative form the figures for the corresponding period of the previous year (to the extent such figures are available); and (iii) within fifteen (15) days after the end of each month, a copy of the unaudited monthly statements of income and statements of cash flows of each of Edwards and its Subsidiaries for such month, to the extent prepared by Edwards. (f) During the Pre-Closing Period, Edwards shall notify Bulls Brazil, and Bulls Brazil shall notify Edwards, as the case may be, as promptly as practical, but in no event later than two (2) Business Days after becoming aware of any such facts, of the filing of any Legal Proceeding or the issuance of any Order that (i) questions the legality of the transactions contemplated by this Agreement, the Bylaws or any of the Ancillary Agreements, or (ii) would reasonably be expected to prevent, hinder or delay the consummation of any of the transactions contemplated hereby. (g) Prior to the Closing, Edwards shall give Bulls Brazil, its Affiliates and their respective Representatives reasonable access on reasonable advance notice to the IT Assets and Edwards Proprietary Software of the Company Group for the limited purpose of performing various assessment activities designed to test the security of Company Group systems, services, products and/or applications, in a manner that does not unreasonably burden the operations of the business of the Company Group or the Edwards Group. 5.05 Regulatory Approvals; Efforts. (a) During the Pre-Closing Period, each Party shall, and shall cause its Affiliates to, use its respective reasonable best efforts to (i) as promptly as reasonably practicable obtain all Governmental Authorizations set forth on Schedule 5.05(a) and any other Governmental Authorization that may be, or become, necessary for the performance of such Party’s or any of its Affiliate’s respective obligations pursuant to this Agreement and for the consummation of the transactions contemplated by this Agreement (collectively, the “Regulatory Approvals”), and (ii) avoid entry of, or effect 76 the dissolution of, any Governmental Authorization that would have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement. The Parties shall cooperate with each other in seeking to promptly obtain the Regulatory Approvals, and each Party shall pay fifty (50%) percent of any filing fees associated with the obtaining of Regulatory Approvals. In furtherance and not in limitation of the foregoing, each Party agrees to (A) make an appropriate and complete filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as promptly as reasonably practicable and advisable, (B) make all other required filings with respect to other Regulatory Approvals, including the CADE approval, as soon as reasonably practicable and advisable after the date of this Agreement and (C) not enter into any agreement with the United States Federal Trade Commission, the United States Department of Justice (including for the extension of any waiting period) or any other Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other Party. (b) Without limiting the generality of the foregoing, each Party shall promptly notify the other of any substantive communication it or any of its Affiliates receives from any Governmental Authority relating to the matters that are the subject of this Agreement and, subject to applicable Law, permit the other to review in advance any proposed substantive communication by such Party to any Governmental Authority. Neither Party shall participate in any substantive meeting or discussion with any Governmental Authority in respect of any Regulatory Approval, unless it consults with the other in advance and, to the extent permitted by such Governmental Authority, gives the other Party or its counsel the opportunity to attend and participate at such meeting. The Parties shall coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods. Subject to applicable Law, the Parties shall provide each other in advance with copies of all substantive correspondence (including documents and data exhibits and attachments), filings or communications between them or any of their Affiliates on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the transactions contemplated by this Agreement. The Parties shall consult the other on any information relating to Bulls Brazil or Edwards, as the case may be, and any of their respective Affiliates that appear in any filing made with, or written materials submitted to (in each case, including any amendments thereto), any Governmental Authority in connection with the transactions contemplated by this Agreement or filings to be made under applicable Antitrust Laws (and any amendments thereto), and shall consider in good faith comments proposed by Bulls Brazil or Edwards, as the case may be; provided that such materials (or any other information or materials provided to or received by any Party under this Section 5.05(b)) may be redacted (x) to remove references concerning the valuation of the Commercial Aviation Business, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns, to the extent that such attorney-client or other privilege or confidentiality concerns are not governed by a common interest privilege or doctrine; provided, further, that the Parties may, as each deems advisable, reasonably designate any material or information provided to or 77 the dissolution of, any Governmental Authorization that would have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement. The Parties shall cooperate with each other in seeking to promptly obtain the Regulatory Approvals, and each Party shall pay fifty (50%) percent of any filing fees associated with the obtaining of Regulatory Approvals. In furtherance and not in limitation of the foregoing, each Party agrees to (A) make an appropriate and complete filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as promptly as reasonably practicable and advisable, (B) make all other required filings with respect to other Regulatory Approvals, including the CADE approval, as soon as reasonably practicable and advisable after the date of this Agreement and (C) not enter into any agreement with the United States Federal Trade Commission, the United States Department of Justice (including for the extension of any waiting period) or any other Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other Party. (b) Without limiting the generality of the foregoing, each Party shall promptly notify the other of any substantive communication it or any of its Affiliates receives from any Governmental Authority relating to the matters that are the subject of this Agreement and, subject to applicable Law, permit the other to review in advance any proposed substantive communication by such Party to any Governmental Authority. Neither Party shall participate in any substantive meeting or discussion with any Governmental Authority in respect of any Regulatory Approval, unless it consults with the other in advance and, to the extent permitted by such Governmental Authority, gives the other Party or its counsel the opportunity to attend and participate at such meeting. The Parties shall coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods. Subject to applicable Law, the Parties shall provide each other in advance with copies of all substantive correspondence (including documents and data exhibits and attachments), filings or communications between them or any of their Affiliates on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the transactions contemplated by this Agreement. The Parties shall consult the other on any information relating to Bulls Brazil or Edwards, as the case may be, and any of their respective Affiliates that appear in any filing made with, or written materials submitted to (in each case, including any amendments thereto), any Governmental Authority in connection with the transactions contemplated by this Agreement or filings to be made under applicable Antitrust Laws (and any amendments thereto), and shall consider in good faith comments proposed by Bulls Brazil or Edwards, as the case may be; provided that such materials (or any other information or materials provided to or received by any Party under this Section 5.05(b)) may be redacted (x) to remove references concerning the valuation of the Commercial Aviation Business, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns, to the extent that such attorney-client or other privilege or confidentiality concerns are not governed by a common interest privilege or doctrine; provided, further, that the Parties may, as each deems advisable, reasonably designate any material or information provided to or 77 received by any Party under this Section 5.05(b) as “outside counsel only material”. Notwithstanding anything in this Section 5.05 or elsewhere in this Agreement to the contrary, Bulls Brazil and Edwards shall jointly direct and control all aspects of the Parties’ efforts to obtain Regulatory Approvals either before any Governmental Authority or in any Legal Proceeding pursuant to any Antitrust Laws brought to enjoin the transactions contemplated by this Agreement. (c) In the event that any Legal Proceeding is commenced challenging the transactions contemplated by this Agreement as violating any Antitrust Law, each Party shall cooperate with each other Party and use its respective reasonable best efforts to contest and resist any such Legal Proceeding and to have vacated, lifted, reversed or overturned any Order resulting therefrom, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. (d) Notwithstanding anything contained in this Agreement, in exercising its reasonable best efforts to obtain the Regulatory Approvals and to consummate the transactions contemplated by this Agreement, neither Bulls Brazil nor any of its Affiliates shall be obligated to agree to, accept, perform, or effect, and Edwards shall not, without Bulls Brazil’s prior written consent, agree to, accept, perform or effect, any divestiture or any other undertakings, conditions, remedies, restrictions, obligations, commitments or actions (including any amendments, supplements or modifications to, or waiver of any conditions of, this Agreement or any Ancillary Agreement) required by any Governmental Authority in order to obtain any such Regulatory Approvals (such undertakings, conditions, remedies, restrictions, obligations, commitments or actions, the “Regulatory Requirements”). (e) Neither Bulls Brazil nor any of its Affiliates shall enter into or consummate any business combination with any Third Party (by way of merger, consolidation, share exchange, investment, joint venture strategic alliance, other business combination, asset, stock or equity purchase or otherwise), that would prevent the obtaining of any Regulatory Approval contemplated by this Section 5.05 by the Termination Date. 5.06 Third Party Consents. During the Pre-Closing Period, Edwards shall, at its sole cost and expense, make as promptly as reasonably practicable following the date of this Agreement, the notifications required in connection with, and shall use reasonable best efforts to obtain the Consents of all Third Parties (such consents, the “Third Party Consents”) required in connection with the consummation of the transactions contemplated hereby (including the Contribution, the sale of the Selling Shares and the Capital Raise), including the Consent of each Third Party listed on Schedule 5.06 (the “Required Consents”) (it being understood that, as promptly as reasonably practicable following receipt of the Third Party Consents, Edwards shall deliver true, correct and complete copies thereof to Bulls Brazil); provided that neither Edwards nor any other member of the Edwards Group shall take any action in connection with obtaining a Third Party Consent that would impose any conditions or obligations on the Company Group or the Company Joint Venture after the Closing without the prior consent of Bulls Brazil (which consent shall not be unreasonably withheld, conditioned or delayed) other than such obligations 78 received by any Party under this Section 5.05(b) as “outside counsel only material”. Notwithstanding anything in this Section 5.05 or elsewhere in this Agreement to the contrary, Bulls Brazil and Edwards shall jointly direct and control all aspects of the Parties’ efforts to obtain Regulatory Approvals either before any Governmental Authority or in any Legal Proceeding pursuant to any Antitrust Laws brought to enjoin the transactions contemplated by this Agreement. (c) In the event that any Legal Proceeding is commenced challenging the transactions contemplated by this Agreement as violating any Antitrust Law, each Party shall cooperate with each other Party and use its respective reasonable best efforts to contest and resist any such Legal Proceeding and to have vacated, lifted, reversed or overturned any Order resulting therefrom, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. (d) Notwithstanding anything contained in this Agreement, in exercising its reasonable best efforts to obtain the Regulatory Approvals and to consummate the transactions contemplated by this Agreement, neither Bulls Brazil nor any of its Affiliates shall be obligated to agree to, accept, perform, or effect, and Edwards shall not, without Bulls Brazil’s prior written consent, agree to, accept, perform or effect, any divestiture or any other undertakings, conditions, remedies, restrictions, obligations, commitments or actions (including any amendments, supplements or modifications to, or waiver of any conditions of, this Agreement or any Ancillary Agreement) required by any Governmental Authority in order to obtain any such Regulatory Approvals (such undertakings, conditions, remedies, restrictions, obligations, commitments or actions, the “Regulatory Requirements”). (e) Neither Bulls Brazil nor any of its Affiliates shall enter into or consummate any business combination with any Third Party (by way of merger, consolidation, share exchange, investment, joint venture strategic alliance, other business combination, asset, stock or equity purchase or otherwise), that would prevent the obtaining of any Regulatory Approval contemplated by this Section 5.05 by the Termination Date. 5.06 Third Party Consents. During the Pre-Closing Period, Edwards shall, at its sole cost and expense, make as promptly as reasonably practicable following the date of this Agreement, the notifications required in connection with, and shall use reasonable best efforts to obtain the Consents of all Third Parties (such consents, the “Third Party Consents”) required in connection with the consummation of the transactions contemplated hereby (including the Contribution, the sale of the Selling Shares and the Capital Raise), including the Consent of each Third Party listed on Schedule 5.06 (the “Required Consents”) (it being understood that, as promptly as reasonably practicable following receipt of the Third Party Consents, Edwards shall deliver true, correct and complete copies thereof to Bulls Brazil); provided that neither Edwards nor any other member of the Edwards Group shall take any action in connection with obtaining a Third Party Consent that would impose any conditions or obligations on the Company Group or the Company Joint Venture after the Closing without the prior consent of Bulls Brazil (which consent shall not be unreasonably withheld, conditioned or delayed) other than such obligations 78 as shall already have existed pursuant to the Contributed Assets and Assumed Liabilities prior to the Contribution. Subject to Section 8.02 with respect to Required Consents, if, on the Closing Date, any such Third Party Consent is not obtained, or if an attempted conveyance, assignment, transfer or delivery thereof would be ineffective or a violation of Law or Contract or would materially and adversely affect the rights of the Company Group or its designee(s) thereto or thereunder, Edwards shall continue to use reasonable best efforts to obtain any remaining Third Party Consents and shall take all such steps as may be necessary to ensure that the Company Group or its designee(s) obtain all of the economic benefits (including the economic benefit of the contractual rights) and assume the obligations and bear the economic burdens associated with such Contributed Assets in accordance with this Agreement, including potentially subcontracting, sublicensing or subleasing to the Company Group or its designee(s) or under which Edwards would enforce for the benefit of the Company Group or its designee(s) any and all of their rights against a Third Party associated with such Contributed Assets, and Edwards would promptly pay to the Company Group when received all monies received by it in respect of any such Contributed Asset, and Edwards will compensate the Company Group for any increased costs related to these steps such that the Company is in no worse position as a result of the failure to obtain such Third Party Consent. Edwards shall hold the relevant assets, rights and/or income in trust for the sole benefit of the Company Group or its designee(s) and on behalf of the Company Group or its designee(s) and shall as soon as practicable from receipt pay over to the Company Group or its designee(s) all receipts of cash relating to such assets or rights, pending such Third Party Consent being obtained or other limitation on transfer being removed, as applicable. Notwithstanding anything in this Agreement to the contrary, Edwards shall not be in breach of this Agreement for failure to convey, assign, transfer or deliver any Contributed Asset without the consent, waiver or approval of any Third Party (including any Governmental Authority), if an agreement to do any of the foregoing would constitute a breach or other contravention thereof or would violate any applicable Law without such consent, waiver or approval, so long as Edwards provides services to the Company Group pursuant to Section 5.03(b) or otherwise provides the benefits of such Contract under this Section 5.06. For avoidance of doubt, when any such Contributed Asset is transferred to the Company Group, any Taxes associated with such transfer shall be considered an Indemnified Tax. 5.07 Board Recommendations; Adverse Recommendation Change. (a) Except as expressly permitted by this Section 5.07, neither the Edwards Board nor any committee thereof nor any Edwards statutory officer shall, directly or indirectly, withhold, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, the Voting Recommendation (with respect to the period from the date of this Agreement until the receipt of the Shareholder Approval) or fail to make, or include in the applicable Shareholder Meeting Materials, the approval, adoption, recommendation or declaration of advisability by the Edwards Board or any committee thereof or any Edwards statutory officer of this Agreement or any of the other transactions contemplated by this Agreement, or make any public statement inconsistent with the Voting Recommendation (any of the foregoing actions or omissions described in this Section 5.07(a), an “Adverse Recommendation Change”). (b) Notwithstanding anything to the contrary set forth in Section 5.07(a), upon the occurrence of any Intervening Event or the receipt of a Superior Proposal, the 79 as shall already have existed pursuant to the Contributed Assets and Assumed Liabilities prior to the Contribution. Subject to Section 8.02 with respect to Required Consents, if, on the Closing Date, any such Third Party Consent is not obtained, or if an attempted conveyance, assignment, transfer or delivery thereof would be ineffective or a violation of Law or Contract or would materially and adversely affect the rights of the Company Group or its designee(s) thereto or thereunder, Edwards shall continue to use reasonable best efforts to obtain any remaining Third Party Consents and shall take all such steps as may be necessary to ensure that the Company Group or its designee(s) obtain all of the economic benefits (including the economic benefit of the contractual rights) and assume the obligations and bear the economic burdens associated with such Contributed Assets in accordance with this Agreement, including potentially subcontracting, sublicensing or subleasing to the Company Group or its designee(s) or under which Edwards would enforce for the benefit of the Company Group or its designee(s) any and all of their rights against a Third Party associated with such Contributed Assets, and Edwards would promptly pay to the Company Group when received all monies received by it in respect of any such Contributed Asset, and Edwards will compensate the Company Group for any increased costs related to these steps such that the Company is in no worse position as a result of the failure to obtain such Third Party Consent. Edwards shall hold the relevant assets, rights and/or income in trust for the sole benefit of the Company Group or its designee(s) and on behalf of the Company Group or its designee(s) and shall as soon as practicable from receipt pay over to the Company Group or its designee(s) all receipts of cash relating to such assets or rights, pending such Third Party Consent being obtained or other limitation on transfer being removed, as applicable. Notwithstanding anything in this Agreement to the contrary, Edwards shall not be in breach of this Agreement for failure to convey, assign, transfer or deliver any Contributed Asset without the consent, waiver or approval of any Third Party (including any Governmental Authority), if an agreement to do any of the foregoing would constitute a breach or other contravention thereof or would violate any applicable Law without such consent, waiver or approval, so long as Edwards provides services to the Company Group pursuant to Section 5.03(b) or otherwise provides the benefits of such Contract under this Section 5.06. For avoidance of doubt, when any such Contributed Asset is transferred to the Company Group, any Taxes associated with such transfer shall be considered an Indemnified Tax. 5.07 Board Recommendations; Adverse Recommendation Change. (a) Except as expressly permitted by this Section 5.07, neither the Edwards Board nor any committee thereof nor any Edwards statutory officer shall, directly or indirectly, withhold, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, the Voting Recommendation (with respect to the period from the date of this Agreement until the receipt of the Shareholder Approval) or fail to make, or include in the applicable Shareholder Meeting Materials, the approval, adoption, recommendation or declaration of advisability by the Edwards Board or any committee thereof or any Edwards statutory officer of this Agreement or any of the other transactions contemplated by this Agreement, or make any public statement inconsistent with the Voting Recommendation (any of the foregoing actions or omissions described in this Section 5.07(a), an “Adverse Recommendation Change”). (b) Notwithstanding anything to the contrary set forth in Section 5.07(a), upon the occurrence of any Intervening Event or the receipt of a Superior Proposal, the 79

Edwards Board may, at any time prior to the Shareholder Meeting, make an Adverse Recommendation Change only if all of the following conditions are met: (i) Edwards shall have (A) delivered to Bulls Brazil five (5) Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Intervening Event or Superior Proposal and the rationale for the Adverse Recommendation Change and (2) state expressly that, subject to clause (ii) below, the Edwards Board has determined to effect an Adverse Recommendation Change and (B) prior to making such an Adverse Recommendation Change, to the extent requested by Bulls Brazil, engage in good faith negotiations with Bulls Brazil during such five (5) Business Day period to amend this Agreement to the minimum extent, and only to the minimum extent, such that making an Adverse Recommendation Change in response to the Intervening Event or Superior Proposal in accordance with clause (ii) below would no longer be required by the Edwards Board’s fiduciary duties under the Laws of Brazil; and (ii) the Edwards Board shall have determined in good faith, after consultation with its outside legal counsel and financial advisors, that, in light of such Intervening Event or Superior Proposal and taking into account any revised terms proposed by Bulls Brazil, making such Adverse Recommendation Change would be required by the Edwards Board’s fiduciary duties under the Laws of Brazil. 5.08 Shareholder Meeting. (a) As promptly as reasonably practicable following the date of this Agreement, Edwards shall hold a shareholder meeting (the “Shareholder Meeting”) to approve the Shareholder Vote Proposals. Unless the Edwards Board shall have made an Adverse Recommendation Change, Edwards shall use its reasonable best efforts to obtain as promptly as reasonably practicable the Shareholder Approval, including the Second Golden Share Approval. Notwithstanding the foregoing, Edwards shall not be required, in order to obtain the Second Golden Share Approval, to take any action or commit to any obligations that would have an adverse effect on Edwards (other than de minimis adverse effects). (b) Promptly after the date of this Agreement, Edwards shall prepare the Shareholder Meeting Materials. Subject to Section 5.07, Edwards shall include the Voting Recommendation in the Shareholder Meeting Materials. Bulls Brazil shall promptly furnish to Edwards all information concerning Bulls Brazil required by Law to be included in the Shareholder Meeting Materials. Edwards shall provide Bulls Brazil and its counsel with a reasonable opportunity to review and comment on the Shareholder Meeting Materials (and any amendments thereto) each time prior to dissemination to the shareholders of Edwards, and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil and its counsel. Edwards shall provide Bulls Brazil and its counsel, to the extent not prohibited under applicable Law, with (i) any comments or other communications, whether written or oral, that Edwards or its counsel may 80 Edwards Board may, at any time prior to the Shareholder Meeting, make an Adverse Recommendation Change only if all of the following conditions are met: (i) Edwards shall have (A) delivered to Bulls Brazil five (5) Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Intervening Event or Superior Proposal and the rationale for the Adverse Recommendation Change and (2) state expressly that, subject to clause (ii) below, the Edwards Board has determined to effect an Adverse Recommendation Change and (B) prior to making such an Adverse Recommendation Change, to the extent requested by Bulls Brazil, engage in good faith negotiations with Bulls Brazil during such five (5) Business Day period to amend this Agreement to the minimum extent, and only to the minimum extent, such that making an Adverse Recommendation Change in response to the Intervening Event or Superior Proposal in accordance with clause (ii) below would no longer be required by the Edwards Board’s fiduciary duties under the Laws of Brazil; and (ii) the Edwards Board shall have determined in good faith, after consultation with its outside legal counsel and financial advisors, that, in light of such Intervening Event or Superior Proposal and taking into account any revised terms proposed by Bulls Brazil, making such Adverse Recommendation Change would be required by the Edwards Board’s fiduciary duties under the Laws of Brazil. 5.08 Shareholder Meeting. (a) As promptly as reasonably practicable following the date of this Agreement, Edwards shall hold a shareholder meeting (the “Shareholder Meeting”) to approve the Shareholder Vote Proposals. Unless the Edwards Board shall have made an Adverse Recommendation Change, Edwards shall use its reasonable best efforts to obtain as promptly as reasonably practicable the Shareholder Approval, including the Second Golden Share Approval. Notwithstanding the foregoing, Edwards shall not be required, in order to obtain the Second Golden Share Approval, to take any action or commit to any obligations that would have an adverse effect on Edwards (other than de minimis adverse effects). (b) Promptly after the date of this Agreement, Edwards shall prepare the Shareholder Meeting Materials. Subject to Section 5.07, Edwards shall include the Voting Recommendation in the Shareholder Meeting Materials. Bulls Brazil shall promptly furnish to Edwards all information concerning Bulls Brazil required by Law to be included in the Shareholder Meeting Materials. Edwards shall provide Bulls Brazil and its counsel with a reasonable opportunity to review and comment on the Shareholder Meeting Materials (and any amendments thereto) each time prior to dissemination to the shareholders of Edwards, and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil and its counsel. Edwards shall provide Bulls Brazil and its counsel, to the extent not prohibited under applicable Law, with (i) any comments or other communications, whether written or oral, that Edwards or its counsel may 80 receive from time to time from Governmental Authorities with respect to the Shareholder Meeting Materials promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in Edwards’ response to those comments and to provide comments on that response (and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil and its counsel), including by participating with Edwards or its counsel in any discussions or meetings with Governmental Authorities to the extent such participation is not prohibited by the applicable Governmental Authority, and to participate in all shareholder meetings of Edwards concerning the transactions contemplated by this Agreement. (c) Edwards shall consult with Bulls Brazil regarding the date of the Shareholder Meeting and, unless this Agreement is terminated in accordance with Article X, shall not cancel, postpone or adjourn the Shareholder Meeting without the prior written consent of Bulls Brazil; provided that Edwards may (A) cancel, postpone or adjourn and reconvene the Shareholder Meeting to the extent required by the CVM or (B) following reasonable consultation with Bulls Brazil, cancel, postpone or adjourn and reconvene the Shareholder Meeting solely to the extent reasonably necessary (x) to ensure that any supplement or amendment to the Shareholder Meeting Materials is made available to Edwards’ shareholders in advance of the Shareholder Meeting, to the extent that the Edwards Board, after consultation with outside counsel, reasonably determines that making any such supplement or amendment available to Edwards’ shareholders is necessary to comply with applicable Law, (y) to solicit additional proxies in favor of the approvals set forth in the Shareholder Vote Proposals, or (z) to provide additional disclosure regarding an Intervening Event or a Superior Proposal. In the event the Shareholder Meeting is cancelled, postponed or adjourned and reconvened pursuant to the foregoing proviso, Edwards shall duly give notice of and reconvene the Shareholder Meeting on a date scheduled by mutual agreement of Edwards and Bulls Brazil, acting reasonably, or, in the absence of such agreement, as soon as practicable following the date of such cancellation, postponement or adjournment. (d) Edwards shall use its reasonable best efforts to ensure that the Shareholder Meeting is called, noticed, convened, held and conducted in compliance in all material respects with all applicable Laws and Edwards’ Governing Documents. The adoption of the matters set forth in the Shareholder Vote Proposals shall be the only matters that Edwards shall propose to be acted on by the shareholders of Edwards at the Shareholder Meeting; provided that Edwards may, at its sole discretion, propose an extraordinary dividend distribution to its shareholders. (e) At and prior to the Shareholder Meeting, unless there has been an Adverse Recommendation Change in accordance with Section 5.07(b), Edwards shall use its reasonable best efforts to solicit proxies from its shareholders to obtain the approval of the Shareholder Vote Proposals in accordance with applicable Law. 5.09 No Shop. (a) During the Pre-Closing Period, Edwards shall not, and shall cause each member of the Edwards Group and each of their respective officers, directors and 81 receive from time to time from Governmental Authorities with respect to the Shareholder Meeting Materials promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in Edwards’ response to those comments and to provide comments on that response (and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil and its counsel), including by participating with Edwards or its counsel in any discussions or meetings with Governmental Authorities to the extent such participation is not prohibited by the applicable Governmental Authority, and to participate in all shareholder meetings of Edwards concerning the transactions contemplated by this Agreement. (c) Edwards shall consult with Bulls Brazil regarding the date of the Shareholder Meeting and, unless this Agreement is terminated in accordance with Article X, shall not cancel, postpone or adjourn the Shareholder Meeting without the prior written consent of Bulls Brazil; provided that Edwards may (A) cancel, postpone or adjourn and reconvene the Shareholder Meeting to the extent required by the CVM or (B) following reasonable consultation with Bulls Brazil, cancel, postpone or adjourn and reconvene the Shareholder Meeting solely to the extent reasonably necessary (x) to ensure that any supplement or amendment to the Shareholder Meeting Materials is made available to Edwards’ shareholders in advance of the Shareholder Meeting, to the extent that the Edwards Board, after consultation with outside counsel, reasonably determines that making any such supplement or amendment available to Edwards’ shareholders is necessary to comply with applicable Law, (y) to solicit additional proxies in favor of the approvals set forth in the Shareholder Vote Proposals, or (z) to provide additional disclosure regarding an Intervening Event or a Superior Proposal. In the event the Shareholder Meeting is cancelled, postponed or adjourned and reconvened pursuant to the foregoing proviso, Edwards shall duly give notice of and reconvene the Shareholder Meeting on a date scheduled by mutual agreement of Edwards and Bulls Brazil, acting reasonably, or, in the absence of such agreement, as soon as practicable following the date of such cancellation, postponement or adjournment. (d) Edwards shall use its reasonable best efforts to ensure that the Shareholder Meeting is called, noticed, convened, held and conducted in compliance in all material respects with all applicable Laws and Edwards’ Governing Documents. The adoption of the matters set forth in the Shareholder Vote Proposals shall be the only matters that Edwards shall propose to be acted on by the shareholders of Edwards at the Shareholder Meeting; provided that Edwards may, at its sole discretion, propose an extraordinary dividend distribution to its shareholders. (e) At and prior to the Shareholder Meeting, unless there has been an Adverse Recommendation Change in accordance with Section 5.07(b), Edwards shall use its reasonable best efforts to solicit proxies from its shareholders to obtain the approval of the Shareholder Vote Proposals in accordance with applicable Law. 5.09 No Shop. (a) During the Pre-Closing Period, Edwards shall not, and shall cause each member of the Edwards Group and each of their respective officers, directors and 81

Controlled Affiliates not to, and Edwards shall cause its Representatives not to, directly or indirectly through any other Person or otherwise, solicit, initiate or conduct any discussions, negotiations or other communications with, or provide any non-public information to or otherwise knowingly cooperate in any other way with, or knowingly facilitate or knowingly encourage any effort to attempt to, or negotiate or enter into any Contract, letter of intent, memorandum of understanding or other arrangement or understanding with, any Person or group of Persons regarding any Competing Transaction; provided that (1) ministerial acts, such as answering unsolicited phone calls, shall not be deemed to “facilitate” for purposes of, or otherwise to constitute a breach of, this Section 5.09, and (2) the Edwards Group and its Representatives shall be permitted to inform any such Person of the restrictions contained in this Section 5.09 or contact any such Person to ascertain facts or clarify terms and conditions of any such Competing Transaction or any such inquiry or proposal; provided that in no event shall any member of the Edwards Group or any of their Representatives provide any such Person Confidential Information with respect to the Edwards Group or the Commercial Aviation Business. Edwards shall, and shall cause its Subsidiaries and Representatives to, immediately cease all existing discussions or negotiations with any Person (except for Bulls Brazil and Bulls Brazil’s Affiliates and its and their respective Representatives) conducted prior to the date of this Agreement with respect to any Competing Transaction, request the prompt return or destruction of all Confidential Information previously furnished and promptly terminate all physical and electronic data room access previously granted to any such Person or its Representatives. Notwithstanding anything to the contrary in this Agreement, at any time prior to the date on which Edwards obtains the Shareholder Approval, in response to the receipt of a written proposal of a Competing Transaction made after the date of this Agreement that the Edwards Board determines in good faith (after consultation with their outside legal counsel and a financial advisor) constitutes a Superior Proposal, Edwards and any other members of the Edwards Group (including any of their Representatives) may furnish non-proprietary information with respect to the Edwards Group and the Commercial Aviation Business to the Person making such proposal (and such Person’s Representatives) pursuant to a customary confidentiality agreement; provided that all such information is publicly available prior to the provision of such information to such Person. (b) Edwards shall promptly (and in any event within two (2) Business Days) notify Bulls Brazil of the receipt by Edwards, the Edwards Group or any of their respective Representatives of any inquiries, or proposals or requests for information concerning a Competing Transaction, including the material terms thereof and the identity of the Person making such proposal and copies of all written materials relating to such inquiries, proposals or requests. 5.10 Notifications. During the Pre-Closing Period, promptly upon a Party becoming aware of (a) any facts or circumstances resulting in or that could reasonably be expected to result in (i) such Party being in material breach of any of its covenants, agreements or other obligations in this Agreement, (ii) such Party being in material breach of, or there being a material inaccuracy with respect to, any of such Party’s representations or warranties, or (iii) the failure of any of such Party’s conditions to consummate the Closing under Article VIII to be satisfied by Closing, or (b) any Order or Legal Proceeding that seeks to prevent, make illegal, or materially 82 Controlled Affiliates not to, and Edwards shall cause its Representatives not to, directly or indirectly through any other Person or otherwise, solicit, initiate or conduct any discussions, negotiations or other communications with, or provide any non-public information to or otherwise knowingly cooperate in any other way with, or knowingly facilitate or knowingly encourage any effort to attempt to, or negotiate or enter into any Contract, letter of intent, memorandum of understanding or other arrangement or understanding with, any Person or group of Persons regarding any Competing Transaction; provided that (1) ministerial acts, such as answering unsolicited phone calls, shall not be deemed to “facilitate” for purposes of, or otherwise to constitute a breach of, this Section 5.09, and (2) the Edwards Group and its Representatives shall be permitted to inform any such Person of the restrictions contained in this Section 5.09 or contact any such Person to ascertain facts or clarify terms and conditions of any such Competing Transaction or any such inquiry or proposal; provided that in no event shall any member of the Edwards Group or any of their Representatives provide any such Person Confidential Information with respect to the Edwards Group or the Commercial Aviation Business. Edwards shall, and shall cause its Subsidiaries and Representatives to, immediately cease all existing discussions or negotiations with any Person (except for Bulls Brazil and Bulls Brazil’s Affiliates and its and their respective Representatives) conducted prior to the date of this Agreement with respect to any Competing Transaction, request the prompt return or destruction of all Confidential Information previously furnished and promptly terminate all physical and electronic data room access previously granted to any such Person or its Representatives. Notwithstanding anything to the contrary in this Agreement, at any time prior to the date on which Edwards obtains the Shareholder Approval, in response to the receipt of a written proposal of a Competing Transaction made after the date of this Agreement that the Edwards Board determines in good faith (after consultation with their outside legal counsel and a financial advisor) constitutes a Superior Proposal, Edwards and any other members of the Edwards Group (including any of their Representatives) may furnish non-proprietary information with respect to the Edwards Group and the Commercial Aviation Business to the Person making such proposal (and such Person’s Representatives) pursuant to a customary confidentiality agreement; provided that all such information is publicly available prior to the provision of such information to such Person. (b) Edwards shall promptly (and in any event within two (2) Business Days) notify Bulls Brazil of the receipt by Edwards, the Edwards Group or any of their respective Representatives of any inquiries, or proposals or requests for information concerning a Competing Transaction, including the material terms thereof and the identity of the Person making such proposal and copies of all written materials relating to such inquiries, proposals or requests. 5.10 Notifications. During the Pre-Closing Period, promptly upon a Party becoming aware of (a) any facts or circumstances resulting in or that could reasonably be expected to result in (i) such Party being in material breach of any of its covenants, agreements or other obligations in this Agreement, (ii) such Party being in material breach of, or there being a material inaccuracy with respect to, any of such Party’s representations or warranties, or (iii) the failure of any of such Party’s conditions to consummate the Closing under Article VIII to be satisfied by Closing, or (b) any Order or Legal Proceeding that seeks to prevent, make illegal, or materially 82 delay or alter the Closing or the transactions contemplated by this Agreement, such Party shall give written notice thereof (including identification of the related provisions of this Agreement and the facts and circumstances underlying the notice) to the other Party. No such notice shall (x) amend or otherwise modify the Disclosure Schedules (or any underlying representations, warranties, covenants, agreements or other obligations) in any manner or for any purpose, (y) cure any breach or inaccuracy in any representation or warranty, or any breach of any covenant, agreement or other obligation, or (z) effect a waiver of, or otherwise limit or adversely affect, any rights and remedies available under this Agreement (including the right to indemnification under Article XI for any of such breaches or inaccuracies) to the Party to whom such notice is to be delivered. 5.11 Financing Cooperation. Prior to the Closing, Edwards shall, and shall cause the other members of the Edwards Group and their respective Representatives to, cooperate as reasonably requested by Bulls Brazil, including by providing reasonable access (subject to execution of non-disclosure and confidentiality agreements reasonably acceptable to Edwards) to prospective financing sources as may be reasonably necessary for such sources to evaluate the Commercial Aviation Business in connection with any debt or other financing sought by Bulls Brazil or its Affiliates in connection with the repayment, discharge, refinancing or defeasance at or after the Closing of any existing Indebtedness of the Commercial Aviation Business, including the Assumed Debt Amount, and the Company Group prior to or at the Closing, including by obtaining customary payoff, discharge or defeasance or similar letters and other instruments of termination and discharge reasonably requested by Bulls Brazil, including executing and delivering any definitive financing documents in connection with the foregoing to the extent reasonably requested by Bulls Brazil, and furnishing any lenders involved with any such refinancing with all documentation and other information required by any Governmental Authority with respect to any financing under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; provided that the actions contemplated in the foregoing do not (A) cause any representation or warranty in this Agreement to be breached, (B) cause any condition to the Closing set forth in Article VIII to fail to be satisfied or otherwise cause any breach of this Agreement, (C) require any member of the Edwards Group, including any member of the Company Group prior to the Closing, to pay any out-of-pocket fees or expenses (including any commitment or other similar fee), or provide any indemnities or incur any liability or other obligation in connection with any refinancing, except for the Company Group after the Closing, (D) require any member of the Edwards Group, including any member of the Company Group prior to the Closing, or any of their respective Representatives to enter into, execute, deliver or provide (or to have provided on their behalf) any certificates or opinions or any definitive financing documents, including any credit or other agreements, pledge or security documents that are not contingent on Closing or would be effective prior to Closing, (E) result in the contravention of, or that could reasonably be expected to result in a violation or breach of any Laws, (F) cause any member of the Edwards Group, including any member of the Company Group, or any of their respective officers, directors or employees, to incur any personal liability or (G) require any member of the Edwards Group, including any member of the Company Group prior to the Closing, to provide access to or disclose information that Edwards determines would violate any obligation of confidentiality of any member of the Edwards Group, including any member of the Company Group. Bulls Brazil acknowledges and agrees that neither any member of the Edwards Group, nor any member of the Company Group, nor their respective Representatives shall have any responsibility for, or incur 83 delay or alter the Closing or the transactions contemplated by this Agreement, such Party shall give written notice thereof (including identification of the related provisions of this Agreement and the facts and circumstances underlying the notice) to the other Party. No such notice shall (x) amend or otherwise modify the Disclosure Schedules (or any underlying representations, warranties, covenants, agreements or other obligations) in any manner or for any purpose, (y) cure any breach or inaccuracy in any representation or warranty, or any breach of any covenant, agreement or other obligation, or (z) effect a waiver of, or otherwise limit or adversely affect, any rights and remedies available under this Agreement (including the right to indemnification under Article XI for any of such breaches or inaccuracies) to the Party to whom such notice is to be delivered. 5.11 Financing Cooperation. Prior to the Closing, Edwards shall, and shall cause the other members of the Edwards Group and their respective Representatives to, cooperate as reasonably requested by Bulls Brazil, including by providing reasonable access (subject to execution of non-disclosure and confidentiality agreements reasonably acceptable to Edwards) to prospective financing sources as may be reasonably necessary for such sources to evaluate the Commercial Aviation Business in connection with any debt or other financing sought by Bulls Brazil or its Affiliates in connection with the repayment, discharge, refinancing or defeasance at or after the Closing of any existing Indebtedness of the Commercial Aviation Business, including the Assumed Debt Amount, and the Company Group prior to or at the Closing, including by obtaining customary payoff, discharge or defeasance or similar letters and other instruments of termination and discharge reasonably requested by Bulls Brazil, including executing and delivering any definitive financing documents in connection with the foregoing to the extent reasonably requested by Bulls Brazil, and furnishing any lenders involved with any such refinancing with all documentation and other information required by any Governmental Authority with respect to any financing under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; provided that the actions contemplated in the foregoing do not (A) cause any representation or warranty in this Agreement to be breached, (B) cause any condition to the Closing set forth in Article VIII to fail to be satisfied or otherwise cause any breach of this Agreement, (C) require any member of the Edwards Group, including any member of the Company Group prior to the Closing, to pay any out-of-pocket fees or expenses (including any commitment or other similar fee), or provide any indemnities or incur any liability or other obligation in connection with any refinancing, except for the Company Group after the Closing, (D) require any member of the Edwards Group, including any member of the Company Group prior to the Closing, or any of their respective Representatives to enter into, execute, deliver or provide (or to have provided on their behalf) any certificates or opinions or any definitive financing documents, including any credit or other agreements, pledge or security documents that are not contingent on Closing or would be effective prior to Closing, (E) result in the contravention of, or that could reasonably be expected to result in a violation or breach of any Laws, (F) cause any member of the Edwards Group, including any member of the Company Group, or any of their respective officers, directors or employees, to incur any personal liability or (G) require any member of the Edwards Group, including any member of the Company Group prior to the Closing, to provide access to or disclose information that Edwards determines would violate any obligation of confidentiality of any member of the Edwards Group, including any member of the Company Group. Bulls Brazil acknowledges and agrees that neither any member of the Edwards Group, nor any member of the Company Group, nor their respective Representatives shall have any responsibility for, or incur 83 any liability to any Person under, any of the foregoing financings that Bulls Brazil or its Affiliates may raise in connection with the transactions contemplated hereby or any cooperation provided pursuant to this Section 5.11 (other than, in the case of the Company Group, after the Closing). Bulls Brazil shall promptly, upon request by Edwards, reimburse Edwards and its Subsidiaries, as applicable, for all out-of-pocket costs and expenses (including attorneys’ fees) incurred by Edwards or its Subsidiaries, as applicable, in connection with the cooperation contemplated by this Section 5.11. 5.12 Termination of Related Party Contracts. Prior to the Closing, Edwards shall terminate, or cause to be terminated (without any costs or any other Liability to Bulls Brazil or its Affiliates (including, after the Closing, the Company Group)), each of the Related Party Contracts other than those specifically set forth on Schedule 5.12. Prior to the Closing, Edwards shall cause (i) all amounts owed under the Related Party Contracts to any Company Subsidiary by Edwards and its Affiliates (other than the Company Group) to be paid to such Company Subsidiary, and (ii) all amounts owed under the Related Party Contracts to Edwards and their Affiliates (other than the Company Group) by the Company Group to be paid to Edwards or such Affiliate, cancelled or otherwise discharged; provided that this Section 5.12 shall not apply to any Related Party Contract under which amounts are owed solely between or among members of the Company Group. 5.13 [INTENTIONALLY OMITTED]. 5.14 Contribution; Shared Contracts. (a) Edwards shall, and Edwards shall cause each applicable Affiliate and each applicable member of the Edwards Group (including the Company Group) to, do all things reasonably necessary, proper or advisable under applicable Law to, as promptly as reasonably practicable and upon the terms and subject to the conditions of this Agreement, consummate the transactions contemplated by the Contribution, in accordance with the Contribution Steps Plan and any applicable Laws, including using reasonable best efforts to obtain any new Governmental Authorization for the Company and its Subsidiaries required for the operation of the Commercial Aviation Business to substitute for any Governmental Authorization that cannot be transferred to the Company; provided that, in the event of any conflict between the terms of this Agreement and the Contribution Steps Plan, this Agreement shall prevail. Prior to effecting any Pre- Contribution Step or Post-Contribution Step, Edwards shall give Bulls Brazil sufficient opportunity to review and comment on all documentation relating to such Pre- Contribution Step and Post-Contribution Step and shall consider in good faith and incorporate such reasonable comments made by Bulls Brazil. Without limiting the foregoing, all Pre-Contribution Steps and Post-Contribution Steps shall be duly and properly completed by Edwards in compliance with any applicable Laws and effective against any Governmental Authority or any other Third Party. (b) After the Closing Date, each of the Parties shall take all actions reasonably requested by the other Party to effect the provisions of Section 2.02, including, in the case of the Edwards Group, the prompt transfer to the Company of any Contributed Assets that are owned by the Edwards Group and are for any reason not transferred at the 84 any liability to any Person under, any of the foregoing financings that Bulls Brazil or its Affiliates may raise in connection with the transactions contemplated hereby or any cooperation provided pursuant to this Section 5.11 (other than, in the case of the Company Group, after the Closing). Bulls Brazil shall promptly, upon request by Edwards, reimburse Edwards and its Subsidiaries, as applicable, for all out-of-pocket costs and expenses (including attorneys’ fees) incurred by Edwards or its Subsidiaries, as applicable, in connection with the cooperation contemplated by this Section 5.11. 5.12 Termination of Related Party Contracts. Prior to the Closing, Edwards shall terminate, or cause to be terminated (without any costs or any other Liability to Bulls Brazil or its Affiliates (including, after the Closing, the Company Group)), each of the Related Party Contracts other than those specifically set forth on Schedule 5.12. Prior to the Closing, Edwards shall cause (i) all amounts owed under the Related Party Contracts to any Company Subsidiary by Edwards and its Affiliates (other than the Company Group) to be paid to such Company Subsidiary, and (ii) all amounts owed under the Related Party Contracts to Edwards and their Affiliates (other than the Company Group) by the Company Group to be paid to Edwards or such Affiliate, cancelled or otherwise discharged; provided that this Section 5.12 shall not apply to any Related Party Contract under which amounts are owed solely between or among members of the Company Group. 5.13 [INTENTIONALLY OMITTED]. 5.14 Contribution; Shared Contracts. (a) Edwards shall, and Edwards shall cause each applicable Affiliate and each applicable member of the Edwards Group (including the Company Group) to, do all things reasonably necessary, proper or advisable under applicable Law to, as promptly as reasonably practicable and upon the terms and subject to the conditions of this Agreement, consummate the transactions contemplated by the Contribution, in accordance with the Contribution Steps Plan and any applicable Laws, including using reasonable best efforts to obtain any new Governmental Authorization for the Company and its Subsidiaries required for the operation of the Commercial Aviation Business to substitute for any Governmental Authorization that cannot be transferred to the Company; provided that, in the event of any conflict between the terms of this Agreement and the Contribution Steps Plan, this Agreement shall prevail. Prior to effecting any Pre- Contribution Step or Post-Contribution Step, Edwards shall give Bulls Brazil sufficient opportunity to review and comment on all documentation relating to such Pre- Contribution Step and Post-Contribution Step and shall consider in good faith and incorporate such reasonable comments made by Bulls Brazil. Without limiting the foregoing, all Pre-Contribution Steps and Post-Contribution Steps shall be duly and properly completed by Edwards in compliance with any applicable Laws and effective against any Governmental Authority or any other Third Party. (b) After the Closing Date, each of the Parties shall take all actions reasonably requested by the other Party to effect the provisions of Section 2.02, including, in the case of the Edwards Group, the prompt transfer to the Company of any Contributed Assets that are owned by the Edwards Group and are for any reason not transferred at the 84

Closing, and, in the case of Bulls Brazil, the prompt return by the Company of any Excluded Assets included in the Contributed Assets that are inadvertently transferred to the Company as part of the Contribution. The Parties acknowledge and agree that Edwards, as the Party originally responsible for the implementation of the Contribution, shall bear any and all costs related to the transfer of such Assets and Liabilities, including applicable Taxes. (c) Notwithstanding the foregoing, the Company shall not assume or otherwise be obligated to pay, perform or discharge any of the Excluded Liabilities, which Excluded Liabilities shall be retained by Edwards or any members of the Edwards Group. (d) Members of the Edwards Group are parties to certain Contracts for the procurement of goods and services that relate to the operations or conduct of the Commercial Aviation Business, but which primarily relate to the other businesses of the Edwards Group, which Contracts, except to the extent such Contracts are Contributed Contracts, are set forth on Schedule 5.14(d) (such Contracts, the “Shared Contracts”). During the Pre-Closing Period, Edwards shall, and shall cause the other members of the Edwards Group to, use their respective reasonable best efforts to obtain the agreement of the Third Parties that are the counterparties to a Shared Contract to enter into a new Contract effective as of the Closing Date pursuant to which a member of the Company Group will (i) receive substantially the same goods and services provided by the Shared Contract to the Edwards Group for the Commercial Aviation Business on terms and conditions substantially similar to those contained in the provisions of the Shared Contract pertaining to the Commercial Aviation Business and/or (ii) perform the obligations of the applicable member of the Edwards Group that pertain to the Commercial Aviation Business thereunder under substantially similar terms and conditions as contained in the provisions of the Shared Contract pertaining to the Commercial Aviation Business (each, a “Replacement Contract”). Edwards shall, and shall cause the other members of the Edwards Group to, consult with Bulls Brazil prior to and in connection with obtaining each such Replacement Contract, and Bulls Brazil shall cooperate in all reasonable respects with Edwards, upon the reasonable request of Edwards, in seeking to obtain such Replacement Contracts. If one or more Replacement Contracts are not so obtained, then upon the written request of Bulls Brazil or, after the Closing, the Company, unless doing so would be prohibited by applicable Law or the applicable counterparty, during the remaining term of the applicable Shared Contract Edwards shall use reasonable best efforts and Bulls Brazil, or the Company, as the case may be, will cooperate in all reasonable respects with Edwards to receive substantially the same goods and services provided by the Shared Contract to the Edwards Group in the provisions thereof to the extent pertaining to the Commercial Aviation Business as of the date hereof and for the Company to bear the economic and other burdens of such Shared Contract to the extent pertaining solely to the Commercial Aviation Business, including the performance or discharge, on behalf of Edwards, of the obligations of Edwards under the provisions of each such Shared Contract pertaining to the Commercial Aviation Business in accordance with the provisions thereof, except for any Liabilities under such Contract that constitute an Excluded Liability. Notwithstanding anything to the contrary set forth in this Section 5.14(d), Bulls Brazil shall not be required (x) to 85 Closing, and, in the case of Bulls Brazil, the prompt return by the Company of any Excluded Assets included in the Contributed Assets that are inadvertently transferred to the Company as part of the Contribution. The Parties acknowledge and agree that Edwards, as the Party originally responsible for the implementation of the Contribution, shall bear any and all costs related to the transfer of such Assets and Liabilities, including applicable Taxes. (c) Notwithstanding the foregoing, the Company shall not assume or otherwise be obligated to pay, perform or discharge any of the Excluded Liabilities, which Excluded Liabilities shall be retained by Edwards or any members of the Edwards Group. (d) Members of the Edwards Group are parties to certain Contracts for the procurement of goods and services that relate to the operations or conduct of the Commercial Aviation Business, but which primarily relate to the other businesses of the Edwards Group, which Contracts, except to the extent such Contracts are Contributed Contracts, are set forth on Schedule 5.14(d) (such Contracts, the “Shared Contracts”). During the Pre-Closing Period, Edwards shall, and shall cause the other members of the Edwards Group to, use their respective reasonable best efforts to obtain the agreement of the Third Parties that are the counterparties to a Shared Contract to enter into a new Contract effective as of the Closing Date pursuant to which a member of the Company Group will (i) receive substantially the same goods and services provided by the Shared Contract to the Edwards Group for the Commercial Aviation Business on terms and conditions substantially similar to those contained in the provisions of the Shared Contract pertaining to the Commercial Aviation Business and/or (ii) perform the obligations of the applicable member of the Edwards Group that pertain to the Commercial Aviation Business thereunder under substantially similar terms and conditions as contained in the provisions of the Shared Contract pertaining to the Commercial Aviation Business (each, a “Replacement Contract”). Edwards shall, and shall cause the other members of the Edwards Group to, consult with Bulls Brazil prior to and in connection with obtaining each such Replacement Contract, and Bulls Brazil shall cooperate in all reasonable respects with Edwards, upon the reasonable request of Edwards, in seeking to obtain such Replacement Contracts. If one or more Replacement Contracts are not so obtained, then upon the written request of Bulls Brazil or, after the Closing, the Company, unless doing so would be prohibited by applicable Law or the applicable counterparty, during the remaining term of the applicable Shared Contract Edwards shall use reasonable best efforts and Bulls Brazil, or the Company, as the case may be, will cooperate in all reasonable respects with Edwards to receive substantially the same goods and services provided by the Shared Contract to the Edwards Group in the provisions thereof to the extent pertaining to the Commercial Aviation Business as of the date hereof and for the Company to bear the economic and other burdens of such Shared Contract to the extent pertaining solely to the Commercial Aviation Business, including the performance or discharge, on behalf of Edwards, of the obligations of Edwards under the provisions of each such Shared Contract pertaining to the Commercial Aviation Business in accordance with the provisions thereof, except for any Liabilities under such Contract that constitute an Excluded Liability. Notwithstanding anything to the contrary set forth in this Section 5.14(d), Bulls Brazil shall not be required (x) to 85 expend any money with respect to negotiating any Shared Contract or Replacement Contract or (y) to commence or participate in any Legal Proceeding or offer or grant any accommodation (financial or otherwise) to Edwards, the applicable counterparty or any Third Party in order to provide the Company or other member of the Company Group with the benefits under a Shared Contract or with a Replacement Contract. (e) Edwards shall as soon as practicable cause the Company Group to apply for and, to the extent legally permitted under applicable Law, obtain all available Tax Incentives and Benefits (other than any Tax Incentives and Benefits described in Section 2.02(a)(xvi)). 5.15 Ancillary Agreements; Related Actions. On the Closing Date, Bulls Brazil, Edwards and the Company shall, and Edwards shall cause each applicable member of the Edwards Group to, and Bulls Brazil shall cause Bulls Parent for those agreements to which it is a party to, enter into, execute and deliver (1) a shareholders’ agreement in the form set forth in Exhibit D (the “Shareholders’ Agreement”), (2) a general services agreement in the form set forth in Exhibit E (the “General Services Agreement”), (3) an engineering services agreement in the form set forth in Exhibit F (the “Engineering Services Agreement”), (4) an intellectual property license agreement in the form set forth in Exhibit G (the “Intellectual Property License Agreement”), (5) a research and development agreement in the form set forth in Exhibit H (the “Research and Development Agreement”), (6) a facilities use agreement in the form set forth in Exhibit I (the “Facilities Use Agreement”), (7) a preferred supply agreement with the Company as supplier in the form set forth in Exhibit J1 (the “Company Preferred Supply Agreement”) and a preferred supply agreement with Edwards as supplier in the form set forth in Exhibit J2 (the “Edwards Preferred Supply Agreement” and, together with the Company Preferred Supply Agreement, the “Preferred Supply Agreements”), (8) a supply chain cooperation agreement in the form set forth in Exhibit K (the “Supply Chain Cooperation Agreement”), (9) maintenance services agreements in the forms set forth in Exhibit N1 and Exhibit N2 (the “Maintenance Services Agreements”) (10) the material support agreements in the forms set forth in Exhibit O1 and Exhibit O2 (the “Material Support Agreements”) and (11) a sublease in the form in Exhibit P (the “Sublease”). On the Closing Date, Bulls Brazil shall cause the Affiliate of Bulls Brazil that acquires 100% of the redeemable preferred shares constituting Selling Shares pursuant to Section 2.04(a)(ii) to execute and deliver a Permitted Transferee Joinder Agreement (as defined in the Shareholders’ Agreement). 5.16 Resignation of Directors and Officers. No later than ten (10) Business Days prior to the Closing, Bulls Brazil shall indicate in writing to Edwards any director and officer of the Company Group from whom a letter of resignation will be required at the Closing, and upon receipt of such request, Edwards shall obtain and deliver to Bulls Brazil executed letters of resignation of each director and officer of the Company Group designated by Bulls Brazil, pursuant to which such designated director or officer will resign as director or officer, as the case may be, effective as of the Closing. 5.17 Confidentiality. (a) Following the Closing, Edwards shall, and shall cause its Representatives and Affiliates to, keep confidential any Confidential Information in the possession of 86 expend any money with respect to negotiating any Shared Contract or Replacement Contract or (y) to commence or participate in any Legal Proceeding or offer or grant any accommodation (financial or otherwise) to Edwards, the applicable counterparty or any Third Party in order to provide the Company or other member of the Company Group with the benefits under a Shared Contract or with a Replacement Contract. (e) Edwards shall as soon as practicable cause the Company Group to apply for and, to the extent legally permitted under applicable Law, obtain all available Tax Incentives and Benefits (other than any Tax Incentives and Benefits described in Section 2.02(a)(xvi)). 5.15 Ancillary Agreements; Related Actions. On the Closing Date, Bulls Brazil, Edwards and the Company shall, and Edwards shall cause each applicable member of the Edwards Group to, and Bulls Brazil shall cause Bulls Parent for those agreements to which it is a party to, enter into, execute and deliver (1) a shareholders’ agreement in the form set forth in Exhibit D (the “Shareholders’ Agreement”), (2) a general services agreement in the form set forth in Exhibit E (the “General Services Agreement”), (3) an engineering services agreement in the form set forth in Exhibit F (the “Engineering Services Agreement”), (4) an intellectual property license agreement in the form set forth in Exhibit G (the “Intellectual Property License Agreement”), (5) a research and development agreement in the form set forth in Exhibit H (the “Research and Development Agreement”), (6) a facilities use agreement in the form set forth in Exhibit I (the “Facilities Use Agreement”), (7) a preferred supply agreement with the Company as supplier in the form set forth in Exhibit J1 (the “Company Preferred Supply Agreement”) and a preferred supply agreement with Edwards as supplier in the form set forth in Exhibit J2 (the “Edwards Preferred Supply Agreement” and, together with the Company Preferred Supply Agreement, the “Preferred Supply Agreements”), (8) a supply chain cooperation agreement in the form set forth in Exhibit K (the “Supply Chain Cooperation Agreement”), (9) maintenance services agreements in the forms set forth in Exhibit N1 and Exhibit N2 (the “Maintenance Services Agreements”) (10) the material support agreements in the forms set forth in Exhibit O1 and Exhibit O2 (the “Material Support Agreements”) and (11) a sublease in the form in Exhibit P (the “Sublease”). On the Closing Date, Bulls Brazil shall cause the Affiliate of Bulls Brazil that acquires 100% of the redeemable preferred shares constituting Selling Shares pursuant to Section 2.04(a)(ii) to execute and deliver a Permitted Transferee Joinder Agreement (as defined in the Shareholders’ Agreement). 5.16 Resignation of Directors and Officers. No later than ten (10) Business Days prior to the Closing, Bulls Brazil shall indicate in writing to Edwards any director and officer of the Company Group from whom a letter of resignation will be required at the Closing, and upon receipt of such request, Edwards shall obtain and deliver to Bulls Brazil executed letters of resignation of each director and officer of the Company Group designated by Bulls Brazil, pursuant to which such designated director or officer will resign as director or officer, as the case may be, effective as of the Closing. 5.17 Confidentiality. (a) Following the Closing, Edwards shall, and shall cause its Representatives and Affiliates to, keep confidential any Confidential Information in the possession of 86

Edwards or its Representatives or Affiliates, as the case may be, to the extent relating to the Commercial Aviation Business, the Company Group, Bulls Brazil and its Affiliates; provided that (i) the foregoing shall not apply to any Confidential Information to the extent it also relates to the Retained Businesses or the other businesses (other than the Commercial Aviation Business) of Edwards and its respective Affiliates, (ii) Edwards shall be allowed to disclose Confidential Information to the extent such disclosure is determined by Edwards (with the advice of counsel) to be required by any applicable Law, including applicable rules of any securities exchange, and (iii) Edwards shall be liable for any breaches by its Representatives and/or its Affiliates of the obligations set forth in this Section 5.17(a). In the event that Edwards or any of its Representatives or Affiliates is required by applicable Law to disclose any such information, Edwards shall (A) to the extent permitted by such applicable Law, provide Bulls Brazil with prompt written notice of such requirement, (B) disclose only that information that Edwards determines (with the advice of counsel) is required by such applicable Law to be disclosed and (C) use reasonable efforts to preserve the confidentiality of such information, including by, at Bulls Brazil’s request, reasonably cooperating with Bulls Brazil to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such information (at Bulls Brazil’s sole cost and expense). For the purposes of clarity, all use of Confidential Information relating to Intellectual Property is covered by the Intellectual Property License Agreement. (b) Following the Closing, Bulls Brazil shall, and shall cause its Representatives and Affiliates (including all members of the Company Group) to, keep confidential any Confidential Information in the possession of Bulls Brazil or its Representatives or Affiliates (including any member of the Company Group), as the case may be, to the extent relating to the businesses of Edwards and its Affiliates (but excluding the Commercial Aviation Business); provided that (i) the foregoing shall not apply to any Confidential Information to the extent it also related to the Commercial Aviation Business, (ii) Bulls Brazil shall be allowed to disclose Confidential Information to the extent such disclosure is determined by Bulls Brazil (with the advice of counsel) to be required by any applicable Law, including applicable rules of any securities exchange, and (iii) Bulls Brazil shall be liable for any breaches by its Representatives and/or its Affiliates of the obligations set forth in this Section 5.17(b). In the event that Bulls Brazil or any of its Representatives or Affiliates is required by any applicable Law to disclose any such information, Bulls Brazil shall (i) to the extent permitted by such applicable Law, provide Edwards with prompt written notice of such requirement, (ii) disclose only that information that Bulls Brazil determines (with the advice of counsel) is required by such applicable Law to be disclosed and (iii) use reasonable efforts to preserve the confidentiality of such information, including by, at Edwards’ request, reasonably cooperating with Edwards to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such information (at Edwards’ sole cost and expense). For the purposes of clarity, all use of Confidential Information relating to Intellectual Property is covered by the Intellectual Property License Agreement. (c) Notwithstanding anything to the contrary in the Confidentiality Agreement, the Confidentiality Agreement shall survive until the Closing. 87 Edwards or its Representatives or Affiliates, as the case may be, to the extent relating to the Commercial Aviation Business, the Company Group, Bulls Brazil and its Affiliates; provided that (i) the foregoing shall not apply to any Confidential Information to the extent it also relates to the Retained Businesses or the other businesses (other than the Commercial Aviation Business) of Edwards and its respective Affiliates, (ii) Edwards shall be allowed to disclose Confidential Information to the extent such disclosure is determined by Edwards (with the advice of counsel) to be required by any applicable Law, including applicable rules of any securities exchange, and (iii) Edwards shall be liable for any breaches by its Representatives and/or its Affiliates of the obligations set forth in this Section 5.17(a). In the event that Edwards or any of its Representatives or Affiliates is required by applicable Law to disclose any such information, Edwards shall (A) to the extent permitted by such applicable Law, provide Bulls Brazil with prompt written notice of such requirement, (B) disclose only that information that Edwards determines (with the advice of counsel) is required by such applicable Law to be disclosed and (C) use reasonable efforts to preserve the confidentiality of such information, including by, at Bulls Brazil’s request, reasonably cooperating with Bulls Brazil to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such information (at Bulls Brazil’s sole cost and expense). For the purposes of clarity, all use of Confidential Information relating to Intellectual Property is covered by the Intellectual Property License Agreement. (b) Following the Closing, Bulls Brazil shall, and shall cause its Representatives and Affiliates (including all members of the Company Group) to, keep confidential any Confidential Information in the possession of Bulls Brazil or its Representatives or Affiliates (including any member of the Company Group), as the case may be, to the extent relating to the businesses of Edwards and its Affiliates (but excluding the Commercial Aviation Business); provided that (i) the foregoing shall not apply to any Confidential Information to the extent it also related to the Commercial Aviation Business, (ii) Bulls Brazil shall be allowed to disclose Confidential Information to the extent such disclosure is determined by Bulls Brazil (with the advice of counsel) to be required by any applicable Law, including applicable rules of any securities exchange, and (iii) Bulls Brazil shall be liable for any breaches by its Representatives and/or its Affiliates of the obligations set forth in this Section 5.17(b). In the event that Bulls Brazil or any of its Representatives or Affiliates is required by any applicable Law to disclose any such information, Bulls Brazil shall (i) to the extent permitted by such applicable Law, provide Edwards with prompt written notice of such requirement, (ii) disclose only that information that Bulls Brazil determines (with the advice of counsel) is required by such applicable Law to be disclosed and (iii) use reasonable efforts to preserve the confidentiality of such information, including by, at Edwards’ request, reasonably cooperating with Edwards to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such information (at Edwards’ sole cost and expense). For the purposes of clarity, all use of Confidential Information relating to Intellectual Property is covered by the Intellectual Property License Agreement. (c) Notwithstanding anything to the contrary in the Confidentiality Agreement, the Confidentiality Agreement shall survive until the Closing. 87

5.18 Books and Records. (a) In order to facilitate the resolution of any Claims made against or incurred by Edwards in connection with the Commercial Aviation Business relating to the Pre- Closing Period, for a period of ten (10) years after the Closing (provided that Bulls Brazil shall cause the Company to retain the Books and Records with respect to Tax matters that are in the Company’s or its Subsidiaries’ possession at the Closing until the expiration of the applicable statute of limitations, including any extensions thereof, and to abide by all record retention agreements entered into by Edwards or its Affiliates with any Tax Authority with respect to the Commercial Aviation Business), Bulls Brazil shall (i) retain the Books and Records relating to the Pre-Closing Period that are in the Company’s or its Subsidiaries’ possession at the Closing and (ii) upon reasonable notice, afford the Representatives of Edwards reasonable access (including the right to make, at the expense of Edwards, photocopies), during normal business hours, to such Books and Records that are in the Company’s or its Subsidiaries’ possession at the Closing for any reasonable purpose. (b) In order to facilitate the resolution of any Claims made against or incurred by Bulls Brazil or any member of the Company Group relating to the Commercial Aviation Business, for a period of ten (10) years after the Closing (provided that Edwards shall retain the Books and Records with respect to Tax matters that are in the possession of Edwards or their respective Affiliates (other than the Company Group) at the Closing until the expiration of the applicable statute of limitations, including any extensions thereof, and to abide by all record retention agreements entered into with any Tax Authority), Edwards shall (i) retain the Books and Records relating to periods prior to the Closing which are in the possession of Edwards or its Affiliates (other than the Company Group) at the Closing and shall not otherwise have been delivered to Bulls Brazil, and (ii) upon reasonable notice, afford the officers, employees, agents and representatives of Bulls Brazil or the Company reasonable access (including the right to make, at the expense of the requesting Party, photocopies), for any reasonable purpose during normal business hours, to such Books and Records that are in the possession of Edwards or its respective Affiliates (other than the Company Group) at the Closing and have not otherwise been delivered to Bulls Brazil or the Company. (c) To the extent reasonably required by Bulls Brazil upon delivery of written notice to Edwards, Edwards shall cause the officers and employees of the members of the Edwards Group to fully cooperate with Bulls Brazil in connection with Assumed Product Liability Claims made against or incurred by Bulls Brazil or any member of the Company Group after the Closing Date, including by requiring such officers and employees with knowledge of matters relevant to an Assumed Product Liability Claim to communicate freely with Bulls Brazil with respect to such matters. 5.19 Insurance. As of the Closing Date, the Company Group shall have the right to make claims and receive proceeds in respect of any occurrence based insurance policies held by Edwards or any other member of the Edwards Group following the Closing and under which the Company Group or the Commercial Aviation Business is an insured (a “Covered Insurance Claim”), to the extent payable after the Closing in respect of (A) any of the Assumed Liabilities 88 5.18 Books and Records. (a) In order to facilitate the resolution of any Claims made against or incurred by Edwards in connection with the Commercial Aviation Business relating to the Pre- Closing Period, for a period of ten (10) years after the Closing (provided that Bulls Brazil shall cause the Company to retain the Books and Records with respect to Tax matters that are in the Company’s or its Subsidiaries’ possession at the Closing until the expiration of the applicable statute of limitations, including any extensions thereof, and to abide by all record retention agreements entered into by Edwards or its Affiliates with any Tax Authority with respect to the Commercial Aviation Business), Bulls Brazil shall (i) retain the Books and Records relating to the Pre-Closing Period that are in the Company’s or its Subsidiaries’ possession at the Closing and (ii) upon reasonable notice, afford the Representatives of Edwards reasonable access (including the right to make, at the expense of Edwards, photocopies), during normal business hours, to such Books and Records that are in the Company’s or its Subsidiaries’ possession at the Closing for any reasonable purpose. (b) In order to facilitate the resolution of any Claims made against or incurred by Bulls Brazil or any member of the Company Group relating to the Commercial Aviation Business, for a period of ten (10) years after the Closing (provided that Edwards shall retain the Books and Records with respect to Tax matters that are in the possession of Edwards or their respective Affiliates (other than the Company Group) at the Closing until the expiration of the applicable statute of limitations, including any extensions thereof, and to abide by all record retention agreements entered into with any Tax Authority), Edwards shall (i) retain the Books and Records relating to periods prior to the Closing which are in the possession of Edwards or its Affiliates (other than the Company Group) at the Closing and shall not otherwise have been delivered to Bulls Brazil, and (ii) upon reasonable notice, afford the officers, employees, agents and representatives of Bulls Brazil or the Company reasonable access (including the right to make, at the expense of the requesting Party, photocopies), for any reasonable purpose during normal business hours, to such Books and Records that are in the possession of Edwards or its respective Affiliates (other than the Company Group) at the Closing and have not otherwise been delivered to Bulls Brazil or the Company. (c) To the extent reasonably required by Bulls Brazil upon delivery of written notice to Edwards, Edwards shall cause the officers and employees of the members of the Edwards Group to fully cooperate with Bulls Brazil in connection with Assumed Product Liability Claims made against or incurred by Bulls Brazil or any member of the Company Group after the Closing Date, including by requiring such officers and employees with knowledge of matters relevant to an Assumed Product Liability Claim to communicate freely with Bulls Brazil with respect to such matters. 5.19 Insurance. As of the Closing Date, the Company Group shall have the right to make claims and receive proceeds in respect of any occurrence based insurance policies held by Edwards or any other member of the Edwards Group following the Closing and under which the Company Group or the Commercial Aviation Business is an insured (a “Covered Insurance Claim”), to the extent payable after the Closing in respect of (A) any of the Assumed Liabilities 88 or (B) any Loss relating to the condition of any of the Contributed Assets at the Closing that shall not have been remedied or repaired at the Closing or, if partially remedied or repaired, such portion of such benefits, rights or proceeds as corresponds to what remains to be remedied or repaired. To the extent required by Bulls Brazil, after the Closing, with respect to any act, omission, event or circumstance relating to the Company Group or the Commercial Aviation Business that occurred or existed prior to the Closing that is a Covered Insurance Claim, Edwards shall, or shall cause the applicable member of the Edwards Group to, upon the request of Bulls Brazil, the Company or a member of the Company Group, make such Covered Insurance Claim under such occurrence based policies subject only to the terms and conditions of such occurrence based policies to the extent such coverage is available and use commercially reasonable efforts to collect the insurance proceeds with respect thereto; provided that the Company Group shall (i) first notify Edwards (or a local Third Party claims administrator designated by Edwards in writing) of each such Covered Insurance Claim and (ii) be responsible for all costs incurred in pursuing such Covered Insurance Claim and any amount of a Covered Insurance Claim that falls below applicable deductibles or self-insured retentions. Edwards shall provide reasonable assistance, as may be reasonably requested by Bulls Brazil or the Company Group from time to time, in submitting a Covered Insurance Claim and in collecting the insurance proceeds with respect to a Covered Insurance Claim on behalf of the Company Group. Edwards and its Affiliates shall not commute or otherwise terminate any insurance policies that may provide coverage for a Covered Insurance Claim. 5.20 No Solicitation; No Hire. (a) For a period of twenty-four (24) months following the Closing (the “Non- Solicitation Period”), Edwards shall not, and shall cause its Affiliates not to, without the prior written consent of Bulls Brazil, directly or indirectly solicit, hire, enter into an agreement regarding the employment (or consultancy, secondment, or similar position) of, or employ or continue to employ, any Key Employee or any employee of the Company Group as of the Closing; provided that nothing in this Section 5.20(a) shall prohibit the solicitation or hiring of any such employees (other than Key Employees) (i) resulting from general advertisements for employment (including any recruitment efforts conducted by any recruitment agency, so long as neither Edwards nor any of its Affiliates has directed such recruitment efforts at such employee), (ii) if such employee approaches Edwards or its Affiliates on an unsolicited basis or (iii) following termination of such employee’s employment with the Company Group without any solicitation or encouragement by Edwards or its Affiliates. (b) During the Non-Solicitation Period, Bulls Brazil shall not, and shall cause its Affiliates not to, without the prior written consent of Edwards, directly or indirectly solicit, hire or enter into an agreement regarding the employment (or consultancy, secondment, or similar position) of any of the employees of Edwards or its Subsidiaries; provided that nothing in this Section 5.20(b) shall prohibit the solicitation or hiring of any such employee (i) resulting from general advertisements for employment (including any recruitment efforts conducted by any recruitment agency, so long as neither Bulls Brazil nor any of its Affiliates has directed such recruitment efforts at such employee), (ii) if such employee approaches Bulls Brazil or its Affiliates on an unsolicited basis or (iii) following termination of such employee’s employment with the Edwards Group, without 89 or (B) any Loss relating to the condition of any of the Contributed Assets at the Closing that shall not have been remedied or repaired at the Closing or, if partially remedied or repaired, such portion of such benefits, rights or proceeds as corresponds to what remains to be remedied or repaired. To the extent required by Bulls Brazil, after the Closing, with respect to any act, omission, event or circumstance relating to the Company Group or the Commercial Aviation Business that occurred or existed prior to the Closing that is a Covered Insurance Claim, Edwards shall, or shall cause the applicable member of the Edwards Group to, upon the request of Bulls Brazil, the Company or a member of the Company Group, make such Covered Insurance Claim under such occurrence based policies subject only to the terms and conditions of such occurrence based policies to the extent such coverage is available and use commercially reasonable efforts to collect the insurance proceeds with respect thereto; provided that the Company Group shall (i) first notify Edwards (or a local Third Party claims administrator designated by Edwards in writing) of each such Covered Insurance Claim and (ii) be responsible for all costs incurred in pursuing such Covered Insurance Claim and any amount of a Covered Insurance Claim that falls below applicable deductibles or self-insured retentions. Edwards shall provide reasonable assistance, as may be reasonably requested by Bulls Brazil or the Company Group from time to time, in submitting a Covered Insurance Claim and in collecting the insurance proceeds with respect to a Covered Insurance Claim on behalf of the Company Group. Edwards and its Affiliates shall not commute or otherwise terminate any insurance policies that may provide coverage for a Covered Insurance Claim. 5.20 No Solicitation; No Hire. (a) For a period of twenty-four (24) months following the Closing (the “Non- Solicitation Period”), Edwards shall not, and shall cause its Affiliates not to, without the prior written consent of Bulls Brazil, directly or indirectly solicit, hire, enter into an agreement regarding the employment (or consultancy, secondment, or similar position) of, or employ or continue to employ, any Key Employee or any employee of the Company Group as of the Closing; provided that nothing in this Section 5.20(a) shall prohibit the solicitation or hiring of any such employees (other than Key Employees) (i) resulting from general advertisements for employment (including any recruitment efforts conducted by any recruitment agency, so long as neither Edwards nor any of its Affiliates has directed such recruitment efforts at such employee), (ii) if such employee approaches Edwards or its Affiliates on an unsolicited basis or (iii) following termination of such employee’s employment with the Company Group without any solicitation or encouragement by Edwards or its Affiliates. (b) During the Non-Solicitation Period, Bulls Brazil shall not, and shall cause its Affiliates not to, without the prior written consent of Edwards, directly or indirectly solicit, hire or enter into an agreement regarding the employment (or consultancy, secondment, or similar position) of any of the employees of Edwards or its Subsidiaries; provided that nothing in this Section 5.20(b) shall prohibit the solicitation or hiring of any such employee (i) resulting from general advertisements for employment (including any recruitment efforts conducted by any recruitment agency, so long as neither Bulls Brazil nor any of its Affiliates has directed such recruitment efforts at such employee), (ii) if such employee approaches Bulls Brazil or its Affiliates on an unsolicited basis or (iii) following termination of such employee’s employment with the Edwards Group, without 89 any solicitation or encouragement by Bulls Brazil or its Affiliates (the “Bulls Brazil Non- Solicit”); and provided, further, that the Bulls Brazil Non-Solicit will cease to apply in its entirety and permanently if less than eighty percent (80%) of the aggregate number of Commercial Aviation Business Employees set forth on Schedule 5.20(b), are employed or otherwise retained by the Company Group at any time within the Non-Solicitation Period. In addition, the Bulls Brazil Non-Solicit shall cease to apply as to any employee category by function, or subfunction if there are multiple subfunctions listed within a function, set forth on Schedule 5.20(b), if less than the percentage of the Commercial Aviation Business Employees set forth on Schedule 5.20(b) with respect to such function or subfunction, as applicable, are employed or otherwise retained by the Company Group in such function or subfunction, as applicable, at any time within the Non-Solicitation Period, but only for so long as the number of Commercial Aviation Business Employees employed or otherwise retained by the Company Group with respect to such function or subfunction remains below the applicable percentage threshold for such function or subfunction. 5.21 Assumption of Deferred Prosecution Agreement. During the Pre-Closing Period, each Party shall, and shall cause its Affiliates to, use its respective reasonable best efforts to obtain as promptly as practicable and, in any event, at least thirty (30) days prior to the Closing, any approval or authorization required pursuant to Paragraph 21 of the Deferred Prosecution Agreement. Effective as of the Closing, the Company shall assume and be bound by the obligations set forth in the Deferred Prosecution Agreement solely with respect to the Commercial Aviation Business in accordance with the requirements set forth in Paragraph 21 of the Deferred Prosecution Agreement. 5.22 Excluded Marks. (a) Bulls Brazil, for itself and its Affiliates (including the Company Group), acknowledges and agrees that (i) the Company Group is not purchasing, acquiring or otherwise obtaining any right, title or interest in and to the Excluded Marks, and (ii) other than as expressly provided in Section 5.22(b), as of the Closing, the Company Group shall not have (or have acquired or obtained) any rights in or to (or to adopt, use, register, or seek to register) any Excluded Marks, in any jurisdiction, either alone or in combination with any other Trademarks. (b) Effective as of the Closing, Edwards hereby grants to the Company Group, for a period of eighteen (18) months after the Closing, a limited, non-exclusive license to use the Excluded Marks solely as used in the conduct of the Commercial Aviation Business immediately prior to the Closing, as reasonably necessary to facilitate the transition by the Company Group to new names and marks for the Commercial Aviation Business. Bulls Brazil, on behalf of itself and its Affiliates (including the Company Group), agrees that as promptly as reasonably practicable following the Closing, but in any event no later than eighteen (18) months following the Closing, the Company Group shall cease and discontinue any and all uses of the Excluded Marks, either alone or in combination with other Trademarks. All goodwill generated by the Company Group’s use of the Excluded Marks pursuant to the foregoing license in this Section 5.22 shall inure to the benefit of Edwards and its Affiliates, for no additional 90 any solicitation or encouragement by Bulls Brazil or its Affiliates (the “Bulls Brazil Non- Solicit”); and provided, further, that the Bulls Brazil Non-Solicit will cease to apply in its entirety and permanently if less than eighty percent (80%) of the aggregate number of Commercial Aviation Business Employees set forth on Schedule 5.20(b), are employed or otherwise retained by the Company Group at any time within the Non-Solicitation Period. In addition, the Bulls Brazil Non-Solicit shall cease to apply as to any employee category by function, or subfunction if there are multiple subfunctions listed within a function, set forth on Schedule 5.20(b), if less than the percentage of the Commercial Aviation Business Employees set forth on Schedule 5.20(b) with respect to such function or subfunction, as applicable, are employed or otherwise retained by the Company Group in such function or subfunction, as applicable, at any time within the Non-Solicitation Period, but only for so long as the number of Commercial Aviation Business Employees employed or otherwise retained by the Company Group with respect to such function or subfunction remains below the applicable percentage threshold for such function or subfunction. 5.21 Assumption of Deferred Prosecution Agreement. During the Pre-Closing Period, each Party shall, and shall cause its Affiliates to, use its respective reasonable best efforts to obtain as promptly as practicable and, in any event, at least thirty (30) days prior to the Closing, any approval or authorization required pursuant to Paragraph 21 of the Deferred Prosecution Agreement. Effective as of the Closing, the Company shall assume and be bound by the obligations set forth in the Deferred Prosecution Agreement solely with respect to the Commercial Aviation Business in accordance with the requirements set forth in Paragraph 21 of the Deferred Prosecution Agreement. 5.22 Excluded Marks. (a) Bulls Brazil, for itself and its Affiliates (including the Company Group), acknowledges and agrees that (i) the Company Group is not purchasing, acquiring or otherwise obtaining any right, title or interest in and to the Excluded Marks, and (ii) other than as expressly provided in Section 5.22(b), as of the Closing, the Company Group shall not have (or have acquired or obtained) any rights in or to (or to adopt, use, register, or seek to register) any Excluded Marks, in any jurisdiction, either alone or in combination with any other Trademarks. (b) Effective as of the Closing, Edwards hereby grants to the Company Group, for a period of eighteen (18) months after the Closing, a limited, non-exclusive license to use the Excluded Marks solely as used in the conduct of the Commercial Aviation Business immediately prior to the Closing, as reasonably necessary to facilitate the transition by the Company Group to new names and marks for the Commercial Aviation Business. Bulls Brazil, on behalf of itself and its Affiliates (including the Company Group), agrees that as promptly as reasonably practicable following the Closing, but in any event no later than eighteen (18) months following the Closing, the Company Group shall cease and discontinue any and all uses of the Excluded Marks, either alone or in combination with other Trademarks. All goodwill generated by the Company Group’s use of the Excluded Marks pursuant to the foregoing license in this Section 5.22 shall inure to the benefit of Edwards and its Affiliates, for no additional 90 consideration. Any use by the Company Group of any of the Excluded Marks as permitted in this Section 5.22 is subject to their use of the Excluded Marks in a form and manner, and with standards of quality, of that in effect for the Excluded Marks as of the Closing. (c) Notwithstanding Section 5.22(a) and Section 5.22(b), Bulls Brazil and its Affiliates have the right to use the Excluded Marks at all times after the Closing as and to the extent required by applicable Law, in a non-trademark sense to factually describe the transactions consummated hereby and the history of the Commercial Aviation Business and (subject to commercially reasonable efforts to exhaust or replace such collateral as soon as reasonably practicable) on legal and business documents and office collateral in existence as of the Closing Date. 5.23 MRO Contracts. Prior to the Closing, Bulls Brazil and Edwards shall negotiate in good faith a Contract to be entered into by the Company and Edwards at Closing covering the maintenance, repair and overhaul services set forth on Schedule 5.23, subject to Edwards’ satisfying cost, quality and control parameters; provided that the Company and Edwards shall be under no obligation to enter into such Contract if the Company and Edwards are unable to reach an agreement with respect to the final terms of such Contract before the Closing Date. 5.24 Company’s Rights Concerning the Contributed Assets. After the Closing, the Contributed Assets are property of the Company, regardless of the retention, possession or use of the Contributed Assets by the Edwards Group. The Parties acknowledge that the Contributed Assets are essential for the growth and development of the Commercial Aviation Business. Upon the occurrence of any Insolvency Event by or against Edwards: (i) at the Company’s discretion and upon delivery of a notice containing proper instructions and directions, Edwards irrevocably undertakes to, and shall take, all appropriate action to promptly return, or cause to be returned, to the Company any Contributed Asset that may be in Edwards’ or a Third Party’s possession, provided that Edwards irrevocably undertakes to abstain from taking any action or remedy seeking to contest, impede, delay or in any other way hinder the repossession of such Contributed Asset by the Company; and (ii) if the possession of any Contributed Assets is not transferred to the Company in accordance with clause (i), the Company shall be entitled to take control of all such Contributed Assets and operate and maintain them (the “Step-In Rights”). Should the Company decide to exercise its Step-In Rights, the Company shall give Edwards notice, which notice shall be effective and complied with immediately by Edwards. Upon the delivery of such notice to Edwards, Edwards shall cooperate fully with the Company to facilitate the Company’s effective exercise of its Step-In Rights, including (x) permitting and providing full access to Edwards’s facilities and related assets; (y) abstaining from managing Edwards’ business in any form that may compromise or impede the effective exercise of the Step-In Rights by the Company; and (z) directing Edwards’ employees to fully comply with Company’s instructions with respect to the Contributed Assets and performing all further acts as may be necessary in order to guarantee the exercise by the Company of the Step-In Rights. 5.25 IT Monitoring. Beginning as of the date hereof and until the Closing, Edwards shall (a) maintain the monitoring, alerting, and auditing of log files on all Edwards information technology systems; (b) implement, maintain, and comply with an end user communication protocol and procedure regarding targeted phishing and threats relating to viruses, worms, Trojan 91 consideration. Any use by the Company Group of any of the Excluded Marks as permitted in this Section 5.22 is subject to their use of the Excluded Marks in a form and manner, and with standards of quality, of that in effect for the Excluded Marks as of the Closing. (c) Notwithstanding Section 5.22(a) and Section 5.22(b), Bulls Brazil and its Affiliates have the right to use the Excluded Marks at all times after the Closing as and to the extent required by applicable Law, in a non-trademark sense to factually describe the transactions consummated hereby and the history of the Commercial Aviation Business and (subject to commercially reasonable efforts to exhaust or replace such collateral as soon as reasonably practicable) on legal and business documents and office collateral in existence as of the Closing Date. 5.23 MRO Contracts. Prior to the Closing, Bulls Brazil and Edwards shall negotiate in good faith a Contract to be entered into by the Company and Edwards at Closing covering the maintenance, repair and overhaul services set forth on Schedule 5.23, subject to Edwards’ satisfying cost, quality and control parameters; provided that the Company and Edwards shall be under no obligation to enter into such Contract if the Company and Edwards are unable to reach an agreement with respect to the final terms of such Contract before the Closing Date. 5.24 Company’s Rights Concerning the Contributed Assets. After the Closing, the Contributed Assets are property of the Company, regardless of the retention, possession or use of the Contributed Assets by the Edwards Group. The Parties acknowledge that the Contributed Assets are essential for the growth and development of the Commercial Aviation Business. Upon the occurrence of any Insolvency Event by or against Edwards: (i) at the Company’s discretion and upon delivery of a notice containing proper instructions and directions, Edwards irrevocably undertakes to, and shall take, all appropriate action to promptly return, or cause to be returned, to the Company any Contributed Asset that may be in Edwards’ or a Third Party’s possession, provided that Edwards irrevocably undertakes to abstain from taking any action or remedy seeking to contest, impede, delay or in any other way hinder the repossession of such Contributed Asset by the Company; and (ii) if the possession of any Contributed Assets is not transferred to the Company in accordance with clause (i), the Company shall be entitled to take control of all such Contributed Assets and operate and maintain them (the “Step-In Rights”). Should the Company decide to exercise its Step-In Rights, the Company shall give Edwards notice, which notice shall be effective and complied with immediately by Edwards. Upon the delivery of such notice to Edwards, Edwards shall cooperate fully with the Company to facilitate the Company’s effective exercise of its Step-In Rights, including (x) permitting and providing full access to Edwards’s facilities and related assets; (y) abstaining from managing Edwards’ business in any form that may compromise or impede the effective exercise of the Step-In Rights by the Company; and (z) directing Edwards’ employees to fully comply with Company’s instructions with respect to the Contributed Assets and performing all further acts as may be necessary in order to guarantee the exercise by the Company of the Step-In Rights. 5.25 IT Monitoring. Beginning as of the date hereof and until the Closing, Edwards shall (a) maintain the monitoring, alerting, and auditing of log files on all Edwards information technology systems; (b) implement, maintain, and comply with an end user communication protocol and procedure regarding targeted phishing and threats relating to viruses, worms, Trojan 91 horses, or similar disabling code or programs; (c) implement IT Assets and Edwards Proprietary Software configured to identify, monitor, record and analyze security events or incidents, (d) provide to Bulls Brazil evidence of compliance with the foregoing prior to the Closing; (e) for any malicious or suspicious activity detected by enhanced monitoring, provide evidence that a response occurred in a reasonable time and that steps were taken to identify root cause and close within a reasonable time (suggested evidence would include a record of date and time for detection, initial response, closure along with steps taken and root cause or other evidence deemed appropriate by Edwards); and (f) implement a forced change in passwords requiring each user to create a passphrase up to 64 characters with a minimum of 14, with lockout policy after 5 failed attempts; provided that Bulls Brazil shall bear any reasonable out-of-pocket incremental costs incurred by the Edwards Group in connection with compliance of clauses (c) and (e) of this Section 5.25. TM 5.26 OGMA. In the event that OGMA enters into any E2 Geared Turbofan (GTF) engine maintenance services agreement with United Technologies Corporation, Pratt & Whitney Division, Edwards shall cause OGMA to pay to the Company a royalty of three percent (3%) of the annual gross revenues arising out of or relating to such Contract. The royalty payment shall be made within thirty (30) days after the end of OGMA’s fiscal year, and shall be supported by a financial schedule that depicts the royalty payment calculation, including revenue totals by commercial airline or aircraft leasing customer. The Company shall have the right to examine, reproduce, and audit all financial records to the extent reasonably necessary to confirm the calculation of royalty payment. Edwards shall provide reasonable access to the books and records of OGMA to support the Company audit rights of the royalty calculation. 5.27 CA Business. During the Pre-Closing Period, Edwards shall cause each of the entities and businesses referred to in clauses (a) through (c) of the definition of Retained Businesses not to commence any CA Business or, to the extent any such entity or business conducts any CA Business as of the date hereof, not to add to or expand any such CA Business after the date hereof, other than the OGMA Geared TurbofanTM (GTF) activities. ARTICLE VI TAX MATTERS 6.01 Liability for Taxes. (a) Edwards shall be liable for any and all Taxes of the Company and each of the Company Subsidiaries for all Pre-Closing Tax Periods. Without duplication, Edwards shall be liable for all Taxes relating to the Contributed Assets and the Commercial Aviation Business for all Pre-Closing Tax Periods. (b) Apportioned Taxes shall be allocated to the Pre-Closing Tax Period and the Post-Closing Tax Period as follows: (i) for Apportioned Taxes based upon or related to income or receipts, Edwards shall be responsible for the amount of such Apportioned Taxes that would be payable if the Straddle Period ended on the Closing Date. 92 horses, or similar disabling code or programs; (c) implement IT Assets and Edwards Proprietary Software configured to identify, monitor, record and analyze security events or incidents, (d) provide to Bulls Brazil evidence of compliance with the foregoing prior to the Closing; (e) for any malicious or suspicious activity detected by enhanced monitoring, provide evidence that a response occurred in a reasonable time and that steps were taken to identify root cause and close within a reasonable time (suggested evidence would include a record of date and time for detection, initial response, closure along with steps taken and root cause or other evidence deemed appropriate by Edwards); and (f) implement a forced change in passwords requiring each user to create a passphrase up to 64 characters with a minimum of 14, with lockout policy after 5 failed attempts; provided that Bulls Brazil shall bear any reasonable out-of-pocket incremental costs incurred by the Edwards Group in connection with compliance of clauses (c) and (e) of this Section 5.25. TM 5.26 OGMA. In the event that OGMA enters into any E2 Geared Turbofan (GTF) engine maintenance services agreement with United Technologies Corporation, Pratt & Whitney Division, Edwards shall cause OGMA to pay to the Company a royalty of three percent (3%) of the annual gross revenues arising out of or relating to such Contract. The royalty payment shall be made within thirty (30) days after the end of OGMA’s fiscal year, and shall be supported by a financial schedule that depicts the royalty payment calculation, including revenue totals by commercial airline or aircraft leasing customer. The Company shall have the right to examine, reproduce, and audit all financial records to the extent reasonably necessary to confirm the calculation of royalty payment. Edwards shall provide reasonable access to the books and records of OGMA to support the Company audit rights of the royalty calculation. 5.27 CA Business. During the Pre-Closing Period, Edwards shall cause each of the entities and businesses referred to in clauses (a) through (c) of the definition of Retained Businesses not to commence any CA Business or, to the extent any such entity or business conducts any CA Business as of the date hereof, not to add to or expand any such CA Business after the date hereof, other than the OGMA Geared TurbofanTM (GTF) activities. ARTICLE VI TAX MATTERS 6.01 Liability for Taxes. (a) Edwards shall be liable for any and all Taxes of the Company and each of the Company Subsidiaries for all Pre-Closing Tax Periods. Without duplication, Edwards shall be liable for all Taxes relating to the Contributed Assets and the Commercial Aviation Business for all Pre-Closing Tax Periods. (b) Apportioned Taxes shall be allocated to the Pre-Closing Tax Period and the Post-Closing Tax Period as follows: (i) for Apportioned Taxes based upon or related to income or receipts, Edwards shall be responsible for the amount of such Apportioned Taxes that would be payable if the Straddle Period ended on the Closing Date. 92

(ii) for Apportioned Taxes measured by the amount or level of any item (including such Taxes as are measured by the amount of capital or the value of intangibles), Edwards shall be responsible for the amount of such Apportioned Taxes that are determined by multiplying (i) the amount or level of such items immediately prior to the Closing, by (ii) a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period. (iii) for all Apportioned Taxes not described in clauses (i) and (ii) above, Edwards shall be responsible for the amount of such Apportioned Taxes that are determined by multiplying (x) the amount of such Apportioned Taxes for the entire Straddle Period, by (y) a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period. 6.02 Preparation of Tax Returns and Payment of Taxes. (a) Pre-Closing Returns. Edwards shall prepare and timely file (or cause to be prepared and timely filed), taking into account extensions, all Tax Returns of or which include the Company Group, the Contributed Assets or the Commercial Aviation Business that are due on or prior to the Closing Date. Such Tax Returns shall be prepared in a manner consistent with past practice unless otherwise required by applicable Law. Edwards shall pay or cause the Company Group to pay all Taxes with respect to such Tax Returns other than Taxes contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with IFRS. (b) Straddle Period and Post-Closing Returns. The Company shall prepare and timely file (or cause to be prepared and timely filed), taking into account extensions, all Tax Returns of or related to the Company Group, the Contributed Assets or the Commercial Aviation Business that are required to be filed after the Closing Date and which relate to Pre-Closing Tax Periods. Such Tax Returns shall be prepared in a manner consistent with past practice unless otherwise required by applicable Law. If any such Tax Returns include Taxes that could be allocated to Edwards pursuant to this Article VI or Article XI, the Company shall provide Edwards with copies of any such Tax Returns at least twenty (20) Business Days prior to the date such Tax Returns are due (taking into account extensions) for Edwards’ review and comment and shall incorporate all reasonable comments of Edwards in good faith. All Taxes in respect of such Tax Returns shall be paid in accordance with the provisions of this Article VI and Article XI. 6.03 Cooperation. Each Party, and its respective Affiliates, shall make available to the other Party, its respective Affiliates, and its Representatives such records and information as such Party may reasonably request for the preparation of any Tax Returns or other similar governmental reports that are required to be filed by such Party, as well as such additional records as such Party may reasonably require for the defense of any Tax Contest concerning any such Tax Return or other similar governmental report or form, including executing and 93 (ii) for Apportioned Taxes measured by the amount or level of any item (including such Taxes as are measured by the amount of capital or the value of intangibles), Edwards shall be responsible for the amount of such Apportioned Taxes that are determined by multiplying (i) the amount or level of such items immediately prior to the Closing, by (ii) a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period. (iii) for all Apportioned Taxes not described in clauses (i) and (ii) above, Edwards shall be responsible for the amount of such Apportioned Taxes that are determined by multiplying (x) the amount of such Apportioned Taxes for the entire Straddle Period, by (y) a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period. 6.02 Preparation of Tax Returns and Payment of Taxes. (a) Pre-Closing Returns. Edwards shall prepare and timely file (or cause to be prepared and timely filed), taking into account extensions, all Tax Returns of or which include the Company Group, the Contributed Assets or the Commercial Aviation Business that are due on or prior to the Closing Date. Such Tax Returns shall be prepared in a manner consistent with past practice unless otherwise required by applicable Law. Edwards shall pay or cause the Company Group to pay all Taxes with respect to such Tax Returns other than Taxes contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with IFRS. (b) Straddle Period and Post-Closing Returns. The Company shall prepare and timely file (or cause to be prepared and timely filed), taking into account extensions, all Tax Returns of or related to the Company Group, the Contributed Assets or the Commercial Aviation Business that are required to be filed after the Closing Date and which relate to Pre-Closing Tax Periods. Such Tax Returns shall be prepared in a manner consistent with past practice unless otherwise required by applicable Law. If any such Tax Returns include Taxes that could be allocated to Edwards pursuant to this Article VI or Article XI, the Company shall provide Edwards with copies of any such Tax Returns at least twenty (20) Business Days prior to the date such Tax Returns are due (taking into account extensions) for Edwards’ review and comment and shall incorporate all reasonable comments of Edwards in good faith. All Taxes in respect of such Tax Returns shall be paid in accordance with the provisions of this Article VI and Article XI. 6.03 Cooperation. Each Party, and its respective Affiliates, shall make available to the other Party, its respective Affiliates, and its Representatives such records and information as such Party may reasonably request for the preparation of any Tax Returns or other similar governmental reports that are required to be filed by such Party, as well as such additional records as such Party may reasonably require for the defense of any Tax Contest concerning any such Tax Return or other similar governmental report or form, including executing and 93 delivering such powers of attorney and other documents to the extent necessary to carry out the provisions of this Section 6.03; provided that (i) neither Bulls Brazil nor any of its Affiliates (other than the Company and the Company Subsidiaries) shall be required to make available any such records and information as it relates to any affiliated, combined, unitary or aggregate group of Bulls Brazil or its Affiliates (other than the Company and the Company Subsidiaries) and (ii) neither Edwards nor any of its Affiliates (other than the Company and the Company Subsidiaries) shall be required to make available any such records and information as it relates to any affiliated, combined, unitary or aggregate group of Edwards or its Affiliates (other than the Company and the Company Subsidiaries), except to the extent relating to the Contributed Assets or the Commercial Aviation Business, and Edwards shall be entitled to redact any information contained in any such records and information as Edwards reasonably determines is not directly related to the Contributed Assets and Commercial Aviation Business. Any information obtained under this Section 6.03 shall be kept confidential except (i) as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting or defending any Tax Contest or (ii) with the consent of Edwards or Bulls Brazil, as the case may be. Bulls Brazil shall make available to Edwards such Tax Returns and information as reasonably required by Edwards to comply with its obligations under this Agreement; provided that neither Bulls Brazil nor any of its Affiliates (other than the Company and the Company Subsidiaries) shall be required to make available any such records and information as it relates to any affiliated, combined, unitary or aggregate group of Bulls Brazil or its Affiliates (other than the Company and the Company Subsidiaries). Notwithstanding anything herein to the contrary, no member of the Edwards Group shall have the right to review any information, documentation or other materials that are subject to the attorney client privilege or the privilege provided by Section 7525 of the Code. 6.04 Tax Contests. (a) After the Closing, the Company shall promptly forward to each of the Parties (and in each case, in any event, within thirty (30) days), all written notifications and other communications from any Governmental Authority relating to any Tax inquiry, audit, claim, assessment, infraction notice, court proceeding, or any examination or investigation commenced, brought, conducted or heard by or before any court or other Governmental Authority or other dispute or judicial proceedings or review with respect to any Tax matter that affects any member of the Company Group, the Contributed Assets or the Commercial Aviation Business (a “Tax Contest”) if such Tax Contest could give rise to an Indemnified Tax. (b) Edwards shall have the sole right to control the defense, compromise, or other resolution of any Material Tax Contest, including responding to inquiries from any Tax Authority and settling the Material Tax Contest. The Company shall have the sole right to control the defense, compromise, or other resolution of any Tax Contest other than a Material Tax Contest that relates to a Pre-Closing Tax Period, including responding to inquiries from a Tax Authority and settling the Tax Contest. (c) Notwithstanding anything herein to the contrary, the party controlling a Tax Contest (including, for the avoidance of doubt, a Material Tax Contest) pursuant to Section 6.04(b) (“Controlling Party”) shall conduct and defend such Tax Contest 94 delivering such powers of attorney and other documents to the extent necessary to carry out the provisions of this Section 6.03; provided that (i) neither Bulls Brazil nor any of its Affiliates (other than the Company and the Company Subsidiaries) shall be required to make available any such records and information as it relates to any affiliated, combined, unitary or aggregate group of Bulls Brazil or its Affiliates (other than the Company and the Company Subsidiaries) and (ii) neither Edwards nor any of its Affiliates (other than the Company and the Company Subsidiaries) shall be required to make available any such records and information as it relates to any affiliated, combined, unitary or aggregate group of Edwards or its Affiliates (other than the Company and the Company Subsidiaries), except to the extent relating to the Contributed Assets or the Commercial Aviation Business, and Edwards shall be entitled to redact any information contained in any such records and information as Edwards reasonably determines is not directly related to the Contributed Assets and Commercial Aviation Business. Any information obtained under this Section 6.03 shall be kept confidential except (i) as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting or defending any Tax Contest or (ii) with the consent of Edwards or Bulls Brazil, as the case may be. Bulls Brazil shall make available to Edwards such Tax Returns and information as reasonably required by Edwards to comply with its obligations under this Agreement; provided that neither Bulls Brazil nor any of its Affiliates (other than the Company and the Company Subsidiaries) shall be required to make available any such records and information as it relates to any affiliated, combined, unitary or aggregate group of Bulls Brazil or its Affiliates (other than the Company and the Company Subsidiaries). Notwithstanding anything herein to the contrary, no member of the Edwards Group shall have the right to review any information, documentation or other materials that are subject to the attorney client privilege or the privilege provided by Section 7525 of the Code. 6.04 Tax Contests. (a) After the Closing, the Company shall promptly forward to each of the Parties (and in each case, in any event, within thirty (30) days), all written notifications and other communications from any Governmental Authority relating to any Tax inquiry, audit, claim, assessment, infraction notice, court proceeding, or any examination or investigation commenced, brought, conducted or heard by or before any court or other Governmental Authority or other dispute or judicial proceedings or review with respect to any Tax matter that affects any member of the Company Group, the Contributed Assets or the Commercial Aviation Business (a “Tax Contest”) if such Tax Contest could give rise to an Indemnified Tax. (b) Edwards shall have the sole right to control the defense, compromise, or other resolution of any Material Tax Contest, including responding to inquiries from any Tax Authority and settling the Material Tax Contest. The Company shall have the sole right to control the defense, compromise, or other resolution of any Tax Contest other than a Material Tax Contest that relates to a Pre-Closing Tax Period, including responding to inquiries from a Tax Authority and settling the Tax Contest. (c) Notwithstanding anything herein to the contrary, the party controlling a Tax Contest (including, for the avoidance of doubt, a Material Tax Contest) pursuant to Section 6.04(b) (“Controlling Party”) shall conduct and defend such Tax Contest 94 diligently and in good faith. The Controlling Party shall (i) keep the other party reasonably apprised of the status of any such Tax Contest, (ii) provide copies of any written correspondence or other submissions received from any Tax Authority with respect to such Tax Contest to the other party, (iii) provide copies of any written correspondence to be provided to any Tax Authority in connection with such Tax Contest for review, and (iv) bear its own costs incurred in connection with defending, compromising or otherwise resolving the Tax Contest. The Controlling Party shall take the other party’s reasonable comments on government submissions and the strategy for defending the Tax Contest into consideration. Any decision by a Controlling Party to settle a Tax Contest that could give rise to an Indemnified Tax shall take into consideration reasonable comments and opinions by the Indemnifying Person, including any expert opinions from an internationally recognized law firm on the likelihood of loss of the respective Tax Contest. (d) Notwithstanding anything to the contrary contained in this Agreement, in the event of any conflict between any other provisions of this Agreement (including the provisions contained in Article XI) and this Section 6.04, the provisions of this Section 6.04 shall govern the conduct of all Tax Contests. 6.05 Transfer Taxes. All Transfer Taxes incurred in connection with this Agreement and/or the Contribution and the Capital Raise shall be borne and paid by Edwards. To the extent the Company is legally required or held responsible to pay any Transfer Taxes and file any Tax Returns and other documentation with respect to any Transfer Taxes, the Company shall file such Tax Returns and pay such Transfer Taxes and, for this purpose, Edwards shall reimburse the Company for such Transfer Taxes, plus any gross revenue Taxes applicable over such reimbursements, within five (5) Business Days of the due date of such Tax Return. 6.06 Section 338(g) Election Matters. Neither Bulls Brazil nor any of its Affiliates shall, without the prior written consent of Edwards, make or file an election under Section 338(g) of the Code (or any similar provision of state, local or foreign Law) with respect to Embraer Aircraft Customer Services, Inc. and Embraer Aircraft Maintenance Services, Inc. ARTICLE VII EMPLOYEES AND BENEFIT PLANS 7.01 Transfer of Employment. Prior to the Closing and subject to the Contribution Steps Plan, Sections 2.01 to 2.03, Sections 5.14(a) and 5.14(c) and Section 7.05(a), Edwards shall use reasonable best efforts and satisfy all applicable Laws such that, as of immediately prior to the Closing, (i) each Commercial Aviation Business Employee shall be employed by a member of the Company Group, whether by operation of applicable Laws governing employer succession, employer substitution or some other automatic transfer scheme, and (ii) only Commercial Aviation Business Employees are employed by the members of the Company Group. 95 diligently and in good faith. The Controlling Party shall (i) keep the other party reasonably apprised of the status of any such Tax Contest, (ii) provide copies of any written correspondence or other submissions received from any Tax Authority with respect to such Tax Contest to the other party, (iii) provide copies of any written correspondence to be provided to any Tax Authority in connection with such Tax Contest for review, and (iv) bear its own costs incurred in connection with defending, compromising or otherwise resolving the Tax Contest. The Controlling Party shall take the other party’s reasonable comments on government submissions and the strategy for defending the Tax Contest into consideration. Any decision by a Controlling Party to settle a Tax Contest that could give rise to an Indemnified Tax shall take into consideration reasonable comments and opinions by the Indemnifying Person, including any expert opinions from an internationally recognized law firm on the likelihood of loss of the respective Tax Contest. (d) Notwithstanding anything to the contrary contained in this Agreement, in the event of any conflict between any other provisions of this Agreement (including the provisions contained in Article XI) and this Section 6.04, the provisions of this Section 6.04 shall govern the conduct of all Tax Contests. 6.05 Transfer Taxes. All Transfer Taxes incurred in connection with this Agreement and/or the Contribution and the Capital Raise shall be borne and paid by Edwards. To the extent the Company is legally required or held responsible to pay any Transfer Taxes and file any Tax Returns and other documentation with respect to any Transfer Taxes, the Company shall file such Tax Returns and pay such Transfer Taxes and, for this purpose, Edwards shall reimburse the Company for such Transfer Taxes, plus any gross revenue Taxes applicable over such reimbursements, within five (5) Business Days of the due date of such Tax Return. 6.06 Section 338(g) Election Matters. Neither Bulls Brazil nor any of its Affiliates shall, without the prior written consent of Edwards, make or file an election under Section 338(g) of the Code (or any similar provision of state, local or foreign Law) with respect to Embraer Aircraft Customer Services, Inc. and Embraer Aircraft Maintenance Services, Inc. ARTICLE VII EMPLOYEES AND BENEFIT PLANS 7.01 Transfer of Employment. Prior to the Closing and subject to the Contribution Steps Plan, Sections 2.01 to 2.03, Sections 5.14(a) and 5.14(c) and Section 7.05(a), Edwards shall use reasonable best efforts and satisfy all applicable Laws such that, as of immediately prior to the Closing, (i) each Commercial Aviation Business Employee shall be employed by a member of the Company Group, whether by operation of applicable Laws governing employer succession, employer substitution or some other automatic transfer scheme, and (ii) only Commercial Aviation Business Employees are employed by the members of the Company Group. 95

7.02 Pre-Closing HRIMS, Payroll and Benefits; Pension Plan. (a) Edwards shall take all necessary actions to ensure that, prior to the Closing, the Company or a member of the Company Group, as the case may be, maintains and administers, separate from the other members of the Edwards Group and only with respect to Commercial Aviation Business Employees, self-sufficient human resource information management systems and payroll systems. To the extent administrators, record keepers or other service providers need to be engaged on behalf of or by the Company with respect to such systems, Edwards and the Company shall use reasonable best efforts and standards in contracting with such service providers, and Edwards shall provide to the Company the opportunity to review and comment on any terms of engagement and/or Contracts negotiated with such Third Parties, and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil to such documents. (b) Edwards shall take all necessary actions to ensure that, prior to the Closing, the Company or a member of the Company Group, as the case may be, maintains, sponsors, and administers, separate from the other members of the Edwards Group and only on behalf of Commercial Aviation Business Employees, except as provided herein, the same or substantially the same pension and health and welfare benefit programs as those currently sponsored by Edwards and offered to Commercial Aviation Business Employees, which shall be established in compliance with applicable Law, individual employment agreements, and Collective Arrangements (the “Company Group Benefit Plans”). Further, Edwards shall take all necessary actions to ensure that, prior to the Closing, Commercial Aviation Business Retirees are covered by an applicable Company Group Benefit Plan solely with respect to the provision of post- termination extension of health care that such retirees were eligible for under an applicable Edwards Benefit Plans immediately prior to the creation of the applicable Company Group Benefit Plan. To the extent Third Party providers, carriers, administrators, record keepers or other service providers need to be engaged on behalf of or by the Company with respect to such benefit programs, Edwards and the Company shall use reasonable best efforts and standards in contracting with such service providers, and Edwards shall provide to the Company the opportunity to review and comment on any terms of engagement and/or Contracts negotiated with such Third Parties, and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil to such documents. (c) Notwithstanding Section 7.02(b) and as provided in this Section 7.02(c), with respect to the private pension plan sponsored by Edwards in Brazil (“Edwards Pension Plan”), Edwards shall, and shall cause its Affiliates to, take all actions necessary, prior to the Closing, to enable the Company and the Company Group to remain a sponsor under the Edwards Pension Plan after the Closing and enable all Commercial Aviation Business Employees who become Continuing Employees to continue to participate in the Edwards Pension Plan after the Closing, including by obtaining all necessary regulatory and corporate approvals to amend the bylaws of the Embraer Prev – Sociedade de Previdência Complementar in order to provide that any company in which Edwards holds 96 7.02 Pre-Closing HRIMS, Payroll and Benefits; Pension Plan. (a) Edwards shall take all necessary actions to ensure that, prior to the Closing, the Company or a member of the Company Group, as the case may be, maintains and administers, separate from the other members of the Edwards Group and only with respect to Commercial Aviation Business Employees, self-sufficient human resource information management systems and payroll systems. To the extent administrators, record keepers or other service providers need to be engaged on behalf of or by the Company with respect to such systems, Edwards and the Company shall use reasonable best efforts and standards in contracting with such service providers, and Edwards shall provide to the Company the opportunity to review and comment on any terms of engagement and/or Contracts negotiated with such Third Parties, and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil to such documents. (b) Edwards shall take all necessary actions to ensure that, prior to the Closing, the Company or a member of the Company Group, as the case may be, maintains, sponsors, and administers, separate from the other members of the Edwards Group and only on behalf of Commercial Aviation Business Employees, except as provided herein, the same or substantially the same pension and health and welfare benefit programs as those currently sponsored by Edwards and offered to Commercial Aviation Business Employees, which shall be established in compliance with applicable Law, individual employment agreements, and Collective Arrangements (the “Company Group Benefit Plans”). Further, Edwards shall take all necessary actions to ensure that, prior to the Closing, Commercial Aviation Business Retirees are covered by an applicable Company Group Benefit Plan solely with respect to the provision of post- termination extension of health care that such retirees were eligible for under an applicable Edwards Benefit Plans immediately prior to the creation of the applicable Company Group Benefit Plan. To the extent Third Party providers, carriers, administrators, record keepers or other service providers need to be engaged on behalf of or by the Company with respect to such benefit programs, Edwards and the Company shall use reasonable best efforts and standards in contracting with such service providers, and Edwards shall provide to the Company the opportunity to review and comment on any terms of engagement and/or Contracts negotiated with such Third Parties, and Edwards shall consider in good faith all reasonable comments proposed by Bulls Brazil to such documents. (c) Notwithstanding Section 7.02(b) and as provided in this Section 7.02(c), with respect to the private pension plan sponsored by Edwards in Brazil (“Edwards Pension Plan”), Edwards shall, and shall cause its Affiliates to, take all actions necessary, prior to the Closing, to enable the Company and the Company Group to remain a sponsor under the Edwards Pension Plan after the Closing and enable all Commercial Aviation Business Employees who become Continuing Employees to continue to participate in the Edwards Pension Plan after the Closing, including by obtaining all necessary regulatory and corporate approvals to amend the bylaws of the Embraer Prev – Sociedade de Previdência Complementar in order to provide that any company in which Edwards holds 96 an equity interest is allowed to participate in the plan and has the authority set forth in item (i) below. (i) Edwards shall, and shall cause its Affiliates to, take all necessary steps, working with Embraer Prev – Sociedade de Previdência Complementar, the current manager of the Edwards Pension Plan, to ensure that the Company Group and its Affiliates, as of the Closing, have authority with respect to the design, operation and administration of the Edwards Pension Plan proportionate to its sponsorship of the Edwards Pension Plan. (ii) Edwards shall, and shall cause its Affiliates to, cooperate in the rebranding of the Edwards Pension Plan to reflect the Company as a sponsor. (iii) Edwards shall, and shall cause its Affiliates to, cooperate with the Company and its Affiliates, in the administration of the Edwards Pension Plan with respect to the participation of Continuing Employees under the Edwards Pension Plan. (iv) Notwithstanding anything hereto the contrary, nothing in this Section 7.02 shall obligate the Company or the Company Group to remain a sponsor of the Edwards Pension Plan for any specific period of time after Closing, and to the extent the Company or Company Group decides to initiate a transfer of management of the Edwards Pension Plan with respect to Continuing Employees to a new private pension plan entity to be maintained and sponsored by the Company or a member of the Company Group, Edwards shall, and shall cause its Affiliates to, cooperate in good faith with respect to all actions necessary to complete such transfer of management, including timely completing and satisfying any notice obligations and requirements necessary for a plan transfer, timely completing the transfer request to the National Superintendence of Supplementary Pension (PREVIC – Superintendência Nacional de Previdência Complementar), the transfer of assets and obligations from the Edwards Pension Plan (with respect to Commercial Aviation Business Employees only) to the Company pension plan, and any other requirement reasonably necessary or provided for by Law. (d) With respect to the creation of Company Group Benefit Plans under Sections 7.02(b) and 7.02(c), Edwards shall ensure that such plans do not have terms less favorable to the Company Group than the terms of the Edwards Benefit Plans with respect to the Edwards Group and that such plans do not include, are not assigned and do not assume any obligations other than are commercially reasonable with respect to the covered population of Commercial Aviation Business Employees or Commercial Aviation Business Retirees and subject to Sections 2.03(a)(iv) and 2.03(a)(v). 7.03 Post-Closing Benefits. During the twelve-month (12) period commencing at the Closing Date, Bulls Brazil shall provide, or shall cause an Affiliate of Bulls Brazil or a member of the Company Group to provide, to each Commercial Aviation Business Employee as of the Closing (such employees, the “Continuing Employees”), compensation and benefits that are in 97 an equity interest is allowed to participate in the plan and has the authority set forth in item (i) below. (i) Edwards shall, and shall cause its Affiliates to, take all necessary steps, working with Embraer Prev – Sociedade de Previdência Complementar, the current manager of the Edwards Pension Plan, to ensure that the Company Group and its Affiliates, as of the Closing, have authority with respect to the design, operation and administration of the Edwards Pension Plan proportionate to its sponsorship of the Edwards Pension Plan. (ii) Edwards shall, and shall cause its Affiliates to, cooperate in the rebranding of the Edwards Pension Plan to reflect the Company as a sponsor. (iii) Edwards shall, and shall cause its Affiliates to, cooperate with the Company and its Affiliates, in the administration of the Edwards Pension Plan with respect to the participation of Continuing Employees under the Edwards Pension Plan. (iv) Notwithstanding anything hereto the contrary, nothing in this Section 7.02 shall obligate the Company or the Company Group to remain a sponsor of the Edwards Pension Plan for any specific period of time after Closing, and to the extent the Company or Company Group decides to initiate a transfer of management of the Edwards Pension Plan with respect to Continuing Employees to a new private pension plan entity to be maintained and sponsored by the Company or a member of the Company Group, Edwards shall, and shall cause its Affiliates to, cooperate in good faith with respect to all actions necessary to complete such transfer of management, including timely completing and satisfying any notice obligations and requirements necessary for a plan transfer, timely completing the transfer request to the National Superintendence of Supplementary Pension (PREVIC – Superintendência Nacional de Previdência Complementar), the transfer of assets and obligations from the Edwards Pension Plan (with respect to Commercial Aviation Business Employees only) to the Company pension plan, and any other requirement reasonably necessary or provided for by Law. (d) With respect to the creation of Company Group Benefit Plans under Sections 7.02(b) and 7.02(c), Edwards shall ensure that such plans do not have terms less favorable to the Company Group than the terms of the Edwards Benefit Plans with respect to the Edwards Group and that such plans do not include, are not assigned and do not assume any obligations other than are commercially reasonable with respect to the covered population of Commercial Aviation Business Employees or Commercial Aviation Business Retirees and subject to Sections 2.03(a)(iv) and 2.03(a)(v). 7.03 Post-Closing Benefits. During the twelve-month (12) period commencing at the Closing Date, Bulls Brazil shall provide, or shall cause an Affiliate of Bulls Brazil or a member of the Company Group to provide, to each Commercial Aviation Business Employee as of the Closing (such employees, the “Continuing Employees”), compensation and benefits that are in 97 the aggregate, substantially comparable to the compensation and benefits being provided to either, in Bulls Brazil’s discretion, Commercial Aviation Business Employees as of the date of this Agreement or similarly situated employees of Bulls Brazil (in each case, without regard to any stock or equity-based compensation plans or programs, and any change in control, retention or severance benefits), subject to any applicable Law, individual employment agreement, or Collective Arrangement; provided that in all instances described above, subject to any applicable Law, individual employment agreement, or Collective Arrangement, Bulls Brazil, in its discretion, may provide such compensation and employee benefits to Continuing Employees under any of the Company Group Benefit Plans or Bulls Brazil’s or any of its Affiliate’s employee benefit plans. 7.04 Employees and Retention. (a) Schedule 7.04 sets forth the categories of Commercial Aviation Business Employees by function, including the number of such Commercial Aviation Business Employees by function as of the date hereof and the maximum and minimum number of such employees, by function, to be Commercial Aviation Business Employees at Closing. Prior to the Closing, Edwards and Bulls Brazil shall cooperate in good faith to identify the Edwards employees that will be transferred to or employed by the Company Group at Closing, which employees shall be reasonably satisfactory to Bulls Brazil. The Commercial Aviation Business Employees at Closing shall include, as to each of the functions set forth in Schedule 7.04, employees representing a mix of seniority, experience and performance (based on Edwards’ evaluations for 2017 and 2018, which shall be made available to Bulls Brazil as to all Commercial Aviation Business Employees) that is consistent with the mix of seniority, experience and performance of the Commercial Aviation Business Employees at the date hereof. (b) Edwards, to the extent requested by Bulls Brazil in writing and at Bulls Brazil’s sole expense, shall enter into, or cause a member of the Company Group to enter into, or permit Bulls Brazil to enter into, at or prior to Closing, retention agreements, substantially in the form provided by Bulls Brazil, with Commercial Aviation Business Employees as may be specifically requested prior to the Closing (the “Retention Program”); provided that such Retention Program shall provide that in the event the Closing does not occur, such retention agreements shall be null and void and no payments or benefits will be due under the Retention Program. 7.05 General Employment Provisions. (a) To the extent applicable, prior to the Closing, Edwards and its Affiliates shall complete, or cause to be completed, the information and consultation obligations required by applicable Law or Collective Arrangements concerning the transactions contemplated by this Agreement with respect to the Commercial Aviation Business Employees. (b) Edwards, the Company Group, and Bulls Brazil shall, and shall cause their respective Affiliates to, reasonably cooperate in (i) providing such information and assistance with the information and consultation processes with unions, works councils 98 the aggregate, substantially comparable to the compensation and benefits being provided to either, in Bulls Brazil’s discretion, Commercial Aviation Business Employees as of the date of this Agreement or similarly situated employees of Bulls Brazil (in each case, without regard to any stock or equity-based compensation plans or programs, and any change in control, retention or severance benefits), subject to any applicable Law, individual employment agreement, or Collective Arrangement; provided that in all instances described above, subject to any applicable Law, individual employment agreement, or Collective Arrangement, Bulls Brazil, in its discretion, may provide such compensation and employee benefits to Continuing Employees under any of the Company Group Benefit Plans or Bulls Brazil’s or any of its Affiliate’s employee benefit plans. 7.04 Employees and Retention. (a) Schedule 7.04 sets forth the categories of Commercial Aviation Business Employees by function, including the number of such Commercial Aviation Business Employees by function as of the date hereof and the maximum and minimum number of such employees, by function, to be Commercial Aviation Business Employees at Closing. Prior to the Closing, Edwards and Bulls Brazil shall cooperate in good faith to identify the Edwards employees that will be transferred to or employed by the Company Group at Closing, which employees shall be reasonably satisfactory to Bulls Brazil. The Commercial Aviation Business Employees at Closing shall include, as to each of the functions set forth in Schedule 7.04, employees representing a mix of seniority, experience and performance (based on Edwards’ evaluations for 2017 and 2018, which shall be made available to Bulls Brazil as to all Commercial Aviation Business Employees) that is consistent with the mix of seniority, experience and performance of the Commercial Aviation Business Employees at the date hereof. (b) Edwards, to the extent requested by Bulls Brazil in writing and at Bulls Brazil’s sole expense, shall enter into, or cause a member of the Company Group to enter into, or permit Bulls Brazil to enter into, at or prior to Closing, retention agreements, substantially in the form provided by Bulls Brazil, with Commercial Aviation Business Employees as may be specifically requested prior to the Closing (the “Retention Program”); provided that such Retention Program shall provide that in the event the Closing does not occur, such retention agreements shall be null and void and no payments or benefits will be due under the Retention Program. 7.05 General Employment Provisions. (a) To the extent applicable, prior to the Closing, Edwards and its Affiliates shall complete, or cause to be completed, the information and consultation obligations required by applicable Law or Collective Arrangements concerning the transactions contemplated by this Agreement with respect to the Commercial Aviation Business Employees. (b) Edwards, the Company Group, and Bulls Brazil shall, and shall cause their respective Affiliates to, reasonably cooperate in (i) providing such information and assistance with the information and consultation processes with unions, works councils 98 and other employee representative bodies and Governmental Authorities as is required or may be reasonably requested in connection with the transactions contemplated by this Agreement, and (ii) providing information and assistance with respect to effectuating the arrangements contemplated under the terms of this Agreement; provided that the Parties shall not be required to provide such information and assistance if providing such assistance or disclosing such information would violate any applicable Law (including privacy Laws) or Privacy Policies. (c) The Parties shall cause the Collective Arrangements to be assigned from Edwards or its Affiliates to members of the Company Group, where required by applicable Law. (d) The provisions of this Article VII are solely for the benefit of the Parties, and no current or former employee, director or independent contractor or any other individual associated therewith shall be regarded for any purpose as a Third Party beneficiary of the Agreement, and nothing herein shall be construed as an amendment to any terms and conditions of employment, employment agreement, Employee Benefit Plan or other employee benefit plan for any purpose. Nothing in this Article VII shall be construed, subject to applicable Law, to (i) limit the right of Edwards, Bulls Brazil or any of their respective Affiliates to amend or terminate any employment without just cause, Employee Benefit Plan or any other employee benefit plan, to the extent such amendment or termination is permitted by the terms of the applicable plan or (ii) require Bulls Brazil or any of its Affiliates to retain the employment of any particular Commercial Aviation Business Employee for any fixed period of time following the Closing Date. ARTICLE VIII CONDITIONS PRECEDENT TO CLOSING 8.01 Conditions to Each Party’s Obligation to Close. The respective obligations of each Party to consummate the Closing are subject to the satisfaction or waiver (to the extent permitted by applicable Law) by each Party of the following conditions: (a) Second Golden Share Approval. The Second Golden Share Approval shall have been obtained in connection with the Shareholder Approval. (b) Shareholder Approval. The Shareholder Approval (other than the Second Golden Share Approval) shall have been obtained. (c) CADE Approval. Approval for the consummation of the transactions contemplated by this Agreement by CADE shall have been obtained and the term of fifteen (15) days counted as from the publication of the decision in the Official Gazette of Brazil shall have elapsed without any further condition or change. (d) HSR Waiting Period. The waiting period (and any extension thereof) applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been terminated. 99 and other employee representative bodies and Governmental Authorities as is required or may be reasonably requested in connection with the transactions contemplated by this Agreement, and (ii) providing information and assistance with respect to effectuating the arrangements contemplated under the terms of this Agreement; provided that the Parties shall not be required to provide such information and assistance if providing such assistance or disclosing such information would violate any applicable Law (including privacy Laws) or Privacy Policies. (c) The Parties shall cause the Collective Arrangements to be assigned from Edwards or its Affiliates to members of the Company Group, where required by applicable Law. (d) The provisions of this Article VII are solely for the benefit of the Parties, and no current or former employee, director or independent contractor or any other individual associated therewith shall be regarded for any purpose as a Third Party beneficiary of the Agreement, and nothing herein shall be construed as an amendment to any terms and conditions of employment, employment agreement, Employee Benefit Plan or other employee benefit plan for any purpose. Nothing in this Article VII shall be construed, subject to applicable Law, to (i) limit the right of Edwards, Bulls Brazil or any of their respective Affiliates to amend or terminate any employment without just cause, Employee Benefit Plan or any other employee benefit plan, to the extent such amendment or termination is permitted by the terms of the applicable plan or (ii) require Bulls Brazil or any of its Affiliates to retain the employment of any particular Commercial Aviation Business Employee for any fixed period of time following the Closing Date. ARTICLE VIII CONDITIONS PRECEDENT TO CLOSING 8.01 Conditions to Each Party’s Obligation to Close. The respective obligations of each Party to consummate the Closing are subject to the satisfaction or waiver (to the extent permitted by applicable Law) by each Party of the following conditions: (a) Second Golden Share Approval. The Second Golden Share Approval shall have been obtained in connection with the Shareholder Approval. (b) Shareholder Approval. The Shareholder Approval (other than the Second Golden Share Approval) shall have been obtained. (c) CADE Approval. Approval for the consummation of the transactions contemplated by this Agreement by CADE shall have been obtained and the term of fifteen (15) days counted as from the publication of the decision in the Official Gazette of Brazil shall have elapsed without any further condition or change. (d) HSR Waiting Period. The waiting period (and any extension thereof) applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been terminated. 99

(e) Non-Brazil/U.S. Regulatory Approvals. Each of the notifications to, or Governmental Authorizations from, the Governmental Authorities set forth on Schedule 8.01(e) shall have been made or obtained, as described thereon. (f) No Injunctions. There shall not be in effect any Law or Order binding on a Party that prohibits the Closing. 8.02 Conditions to Bulls Brazil’s Obligation to Close. The obligations of Bulls Brazil to consummate the Closing are subject to the satisfaction (or waiver by Bulls Brazil) of each of the following conditions: (a) Contribution. The Contribution and the Post-Contribution Steps shall have been completed, in all material respects, in accordance with the Contribution Steps Plan, Sections 2.01 to 2.03 and Sections 5.14(a) and 5.14(c); provided that Bulls Brazil shall not be entitled to waive this Closing Condition until the later of (x) the date that all other Closing Conditions in Section 8.01 and this Section 8.02 (other than those Closing Conditions that by their nature cannot be satisfied until the Closing, but that would be capable of being satisfied if the Closing occurred on such date) have been satisfied and (y) the date that is twelve (12) months from the date hereof. (b) Accuracy of Fundamental R&W. (i) The representations and warranties of Edwards set forth in Sections 3.01(a), 3.01(b) and 3.01(e) (Existence of Edwards and the Company), Section 3.02 (Due Authorization), Section 3.03 (Governmental Authorizations for the Agreement), Section 3.04 (Capitalization of the Company Group; Company Joint Venture), Section 3.14 (Brokers), and Section 3.20(a) (No Edwards CAB Material Adverse Effect) shall be true and correct in all respects (other than de minimis inaccuracies) and (ii) the representations and warranties of Edwards set forth in Section 3.07 (Sufficiency of Assets; Title) and Section 3.23 (Anti-Bribery) shall be true and correct in all material respects, in the case of both clauses (i) and (ii), as of the date hereof and as of the Closing Date as if made on and as of such date, and except for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be so true and correct only as of such date. (c) Accuracy of Other R&W. All other representations and warranties of Edwards set forth in Article III (other than the representations and warranties of Edwards that are expressly set forth in Section 8.02(b)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Edwards CAB Material Adverse Effect” set forth herein) as of the date hereof and as of the Closing Date as if made on and as of such date, except (i) for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be true and correct only as of such date and (ii) where the failure of any such representations and warranties to be true and correct would not, and would not reasonably be expected to, result in an Edwards CAB Material Adverse Effect. 100 (e) Non-Brazil/U.S. Regulatory Approvals. Each of the notifications to, or Governmental Authorizations from, the Governmental Authorities set forth on Schedule 8.01(e) shall have been made or obtained, as described thereon. (f) No Injunctions. There shall not be in effect any Law or Order binding on a Party that prohibits the Closing. 8.02 Conditions to Bulls Brazil’s Obligation to Close. The obligations of Bulls Brazil to consummate the Closing are subject to the satisfaction (or waiver by Bulls Brazil) of each of the following conditions: (a) Contribution. The Contribution and the Post-Contribution Steps shall have been completed, in all material respects, in accordance with the Contribution Steps Plan, Sections 2.01 to 2.03 and Sections 5.14(a) and 5.14(c); provided that Bulls Brazil shall not be entitled to waive this Closing Condition until the later of (x) the date that all other Closing Conditions in Section 8.01 and this Section 8.02 (other than those Closing Conditions that by their nature cannot be satisfied until the Closing, but that would be capable of being satisfied if the Closing occurred on such date) have been satisfied and (y) the date that is twelve (12) months from the date hereof. (b) Accuracy of Fundamental R&W. (i) The representations and warranties of Edwards set forth in Sections 3.01(a), 3.01(b) and 3.01(e) (Existence of Edwards and the Company), Section 3.02 (Due Authorization), Section 3.03 (Governmental Authorizations for the Agreement), Section 3.04 (Capitalization of the Company Group; Company Joint Venture), Section 3.14 (Brokers), and Section 3.20(a) (No Edwards CAB Material Adverse Effect) shall be true and correct in all respects (other than de minimis inaccuracies) and (ii) the representations and warranties of Edwards set forth in Section 3.07 (Sufficiency of Assets; Title) and Section 3.23 (Anti-Bribery) shall be true and correct in all material respects, in the case of both clauses (i) and (ii), as of the date hereof and as of the Closing Date as if made on and as of such date, and except for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be so true and correct only as of such date. (c) Accuracy of Other R&W. All other representations and warranties of Edwards set forth in Article III (other than the representations and warranties of Edwards that are expressly set forth in Section 8.02(b)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Edwards CAB Material Adverse Effect” set forth herein) as of the date hereof and as of the Closing Date as if made on and as of such date, except (i) for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be true and correct only as of such date and (ii) where the failure of any such representations and warranties to be true and correct would not, and would not reasonably be expected to, result in an Edwards CAB Material Adverse Effect. 100

(d) Covenant Compliance. Edwards shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date. (e) No Edwards CAB Material Adverse Effect. Since the date of this Agreement, no Edwards CAB Material Adverse Effect shall have occurred. (f) Edwards and Company Closing Deliveries. Bulls Brazil shall have received all documents and other items to be delivered pursuant to Section 9.01 (except for de minimis deliveries) and all documents and other items to be delivered pursuant to Section 9.03. (g) Shareholder Approval. Bulls Brazil shall have received a copy of the Shareholder Approval. (h) No Legal Proceeding. There shall not be any Legal Proceeding filed or initiated by the Government of Brazil after the date hereof seeking to impose, or any Law promulgated or enacted by the Government of Brazil after the date hereof that imposes, on Bulls Parent, Bulls Brazil or the Company Group in relation to or in connection with the Closing or the other transactions contemplated by this Agreement and the Ancillary Agreements any burdens or costs (including through any changes or additions to the terms and conditions of this Agreement and the Ancillary Agreements) that, in the aggregate, are greater (in absolute amount) than sought to be imposed on the Edwards Group (excluding the Company Group) in such Legal Proceeding, or imposed on the Edwards Group (excluding the Company Group) under such Law. (i) Consents and Authorizations. Edwards shall have delivered, or caused to be delivered, to Bulls Brazil each of the Required Consents and Governmental Authorizations as set forth on Schedule 8.02(i). (j) Key Employees. At least forty (40) of the Key Employees shall have entered into retention agreements or other arrangements in the form attached hereto as, or as otherwise described on, Exhibit M, with any modifications as may be satisfactory to Bulls Brazil in its discretion. (k) Closing of the Contribution Agreement. The closing of the transactions contemplated by the Contribution Agreement (the “KC JV Closing”) shall have been consummated concurrently with the closing of the transactions contemplated by this Agreement; provided that the KC JV Closing shall not be a condition to the obligations of Bulls Brazil to consummate the Closing if the failure of the KC JV Closing to occur shall have been caused by a breach of the Contribution Agreement by Bulls Brazil or its Affiliates. (l) Closing Certificate. Bulls Brazil shall have received a certificate, dated as of the Closing Date and signed by an Edwards Executive Officer, to the effect that the conditions set forth in Sections 8.02(a) through (e) have been satisfied. 101 (d) Covenant Compliance. Edwards shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date. (e) No Edwards CAB Material Adverse Effect. Since the date of this Agreement, no Edwards CAB Material Adverse Effect shall have occurred. (f) Edwards and Company Closing Deliveries. Bulls Brazil shall have received all documents and other items to be delivered pursuant to Section 9.01 (except for de minimis deliveries) and all documents and other items to be delivered pursuant to Section 9.03. (g) Shareholder Approval. Bulls Brazil shall have received a copy of the Shareholder Approval. (h) No Legal Proceeding. There shall not be any Legal Proceeding filed or initiated by the Government of Brazil after the date hereof seeking to impose, or any Law promulgated or enacted by the Government of Brazil after the date hereof that imposes, on Bulls Parent, Bulls Brazil or the Company Group in relation to or in connection with the Closing or the other transactions contemplated by this Agreement and the Ancillary Agreements any burdens or costs (including through any changes or additions to the terms and conditions of this Agreement and the Ancillary Agreements) that, in the aggregate, are greater (in absolute amount) than sought to be imposed on the Edwards Group (excluding the Company Group) in such Legal Proceeding, or imposed on the Edwards Group (excluding the Company Group) under such Law. (i) Consents and Authorizations. Edwards shall have delivered, or caused to be delivered, to Bulls Brazil each of the Required Consents and Governmental Authorizations as set forth on Schedule 8.02(i). (j) Key Employees. At least forty (40) of the Key Employees shall have entered into retention agreements or other arrangements in the form attached hereto as, or as otherwise described on, Exhibit M, with any modifications as may be satisfactory to Bulls Brazil in its discretion. (k) Closing of the Contribution Agreement. The closing of the transactions contemplated by the Contribution Agreement (the “KC JV Closing”) shall have been consummated concurrently with the closing of the transactions contemplated by this Agreement; provided that the KC JV Closing shall not be a condition to the obligations of Bulls Brazil to consummate the Closing if the failure of the KC JV Closing to occur shall have been caused by a breach of the Contribution Agreement by Bulls Brazil or its Affiliates. (l) Closing Certificate. Bulls Brazil shall have received a certificate, dated as of the Closing Date and signed by an Edwards Executive Officer, to the effect that the conditions set forth in Sections 8.02(a) through (e) have been satisfied. 101

8.03 Conditions to Edwards’ Obligation to Close. The obligations of Edwards to consummate the Closing are subject to the satisfaction or waiver by Edwards of the following conditions: (a) Accuracy of Fundamental R&W. The representations and warranties of Bulls Brazil set forth in Section 4.01 (Existence of Bulls Brazil and Bulls Parent), Section 4.02 (Due Authorization) and Section 4.06 (Brokers) shall be true and correct in all respects as of the date hereof and as of the Closing Date as if made on and as of such date, except for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be true and correct in all respects only as of such date. (b) Accuracy of Other R&W. The representations and warranties of Bulls Brazil contained in Article IV (other than the representations and warranties of Bulls Brazil that are expressly set forth in Section 8.03(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Bulls Material Adverse Effect” set forth herein) as of the date hereof and as of the Closing Date as if made on and as of such date, except (i) for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be true and correct as of such date and (ii) where the failure of any such representations and warranties to be true and correct would not, and would not reasonably be expected to, result in a Bulls Material Adverse Effect. (c) Covenant Compliance. Bulls Brazil shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date. (d) Closing of the Contribution Agreement. The KC JV Closing shall have been consummated concurrently with the closing of the transactions contemplated by this Agreement; provided that the KC JV Closing shall not be a condition to the obligations of Edwards to consummate the Closing if the failure of the KC JV Closing to occur shall have been caused by a breach of the Contribution Agreement by Edwards or its Affiliates. (e) Closing Certificate. Edwards shall have received a certificate, dated as of the Closing Date, signed by an executive officer of Bulls Brazil, to the effect that the conditions set forth in Sections 8.03(a) through (c) have been satisfied. (f) Bulls Brazil Closing Deliveries. Edwards and the Company, as the case may be, shall have received all documents and other items to be delivered pursuant to Section 9.02 and Section 9.04. ARTICLE IX CLOSING DELIVERIES 9.01 Deliveries by Edwards to Bulls Brazil. At the Closing, Edwards shall deliver, or cause to be delivered, to Bulls Brazil each the following: 102 8.03 Conditions to Edwards’ Obligation to Close. The obligations of Edwards to consummate the Closing are subject to the satisfaction or waiver by Edwards of the following conditions: (a) Accuracy of Fundamental R&W. The representations and warranties of Bulls Brazil set forth in Section 4.01 (Existence of Bulls Brazil and Bulls Parent), Section 4.02 (Due Authorization) and Section 4.06 (Brokers) shall be true and correct in all respects as of the date hereof and as of the Closing Date as if made on and as of such date, except for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be true and correct in all respects only as of such date. (b) Accuracy of Other R&W. The representations and warranties of Bulls Brazil contained in Article IV (other than the representations and warranties of Bulls Brazil that are expressly set forth in Section 8.03(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Bulls Material Adverse Effect” set forth herein) as of the date hereof and as of the Closing Date as if made on and as of such date, except (i) for representations and warranties that by their express terms address matters only as of a particular date, which representations and warranties shall be true and correct as of such date and (ii) where the failure of any such representations and warranties to be true and correct would not, and would not reasonably be expected to, result in a Bulls Material Adverse Effect. (c) Covenant Compliance. Bulls Brazil shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date. (d) Closing of the Contribution Agreement. The KC JV Closing shall have been consummated concurrently with the closing of the transactions contemplated by this Agreement; provided that the KC JV Closing shall not be a condition to the obligations of Edwards to consummate the Closing if the failure of the KC JV Closing to occur shall have been caused by a breach of the Contribution Agreement by Edwards or its Affiliates. (e) Closing Certificate. Edwards shall have received a certificate, dated as of the Closing Date, signed by an executive officer of Bulls Brazil, to the effect that the conditions set forth in Sections 8.03(a) through (c) have been satisfied. (f) Bulls Brazil Closing Deliveries. Edwards and the Company, as the case may be, shall have received all documents and other items to be delivered pursuant to Section 9.02 and Section 9.04. ARTICLE IX CLOSING DELIVERIES 9.01 Deliveries by Edwards to Bulls Brazil. At the Closing, Edwards shall deliver, or cause to be delivered, to Bulls Brazil each the following: 102

(a) any and all documents and forms necessary for the transfer, assignment and delivery of the Selling Shares, duly executed by Edwards, including the Corporate Books; (b) the minute and attendance books, stock ledgers and registers and corporate seals, if any, of the Company and any of its Subsidiaries (which shall have been duly signed, revised and updated for all events up until the Closing Date) in the possession of Edwards (it being understood that any such minute and attendance books, stock ledgers and registers and corporate seals in the possession of the Company or any of its Subsidiaries shall remain with such Person and not be delivered to Bulls Brazil); (c) each Ancillary Agreement to which Edwards or one or more of its Affiliates are contemplated to be a party, duly executed by such Persons; (d) documentation evidencing that the Encumbrances (other than Permitted Encumbrances) that are applicable to the Contributed Assets and are set forth on Schedule 9.01(d) have been, or immediately upon the occurrence of the Closing shall be, released and terminated; (e) a certificate from the Board of Trade of the State of São Paulo (Junta Comercial do Estado de São Paulo – JUCESP), dated no earlier than five (5) days prior to the Closing Date, as to the legal existence of the Company; (f) the certificate referred to in Section 8.02(l), duly executed by an Edwards Executive Officer; and (g) executed and, to the extent applicable, filed and registered, copies of all material Contribution documents required by the Contribution Steps Plan. 9.02 Deliveries by Bulls Brazil to Edwards. At the Closing, Bulls Brazil shall deliver, or cause to be delivered, to Edwards each of the following: (a) the Closing Date Payment pursuant to, and in accordance with, Section 2.04; (b) each Ancillary Agreement to which Bulls Brazil or one or more of its Affiliates are contemplated to be a party, duly executed by such Persons; (c) a Permitted Transferee Joinder Agreement (as defined in the Shareholders’ Agreement), duly executed by the Affiliate of Bulls Brazil that acquires 100% of the redeemable preferred shares constituting Selling Shares pursuant to Section 2.04(a)(ii); and (d) the certificate referred to in Section 8.03(e), duly executed by an executive officer of Bulls Brazil. 9.03 Deliveries by the Company to Bulls Brazil. At the Closing, the Company shall deliver, or cause to be delivered, to Bulls Brazil each of the following: 103 (a) any and all documents and forms necessary for the transfer, assignment and delivery of the Selling Shares, duly executed by Edwards, including the Corporate Books; (b) the minute and attendance books, stock ledgers and registers and corporate seals, if any, of the Company and any of its Subsidiaries (which shall have been duly signed, revised and updated for all events up until the Closing Date) in the possession of Edwards (it being understood that any such minute and attendance books, stock ledgers and registers and corporate seals in the possession of the Company or any of its Subsidiaries shall remain with such Person and not be delivered to Bulls Brazil); (c) each Ancillary Agreement to which Edwards or one or more of its Affiliates are contemplated to be a party, duly executed by such Persons; (d) documentation evidencing that the Encumbrances (other than Permitted Encumbrances) that are applicable to the Contributed Assets and are set forth on Schedule 9.01(d) have been, or immediately upon the occurrence of the Closing shall be, released and terminated; (e) a certificate from the Board of Trade of the State of São Paulo (Junta Comercial do Estado de São Paulo – JUCESP), dated no earlier than five (5) days prior to the Closing Date, as to the legal existence of the Company; (f) the certificate referred to in Section 8.02(l), duly executed by an Edwards Executive Officer; and (g) executed and, to the extent applicable, filed and registered, copies of all material Contribution documents required by the Contribution Steps Plan. 9.02 Deliveries by Bulls Brazil to Edwards. At the Closing, Bulls Brazil shall deliver, or cause to be delivered, to Edwards each of the following: (a) the Closing Date Payment pursuant to, and in accordance with, Section 2.04; (b) each Ancillary Agreement to which Bulls Brazil or one or more of its Affiliates are contemplated to be a party, duly executed by such Persons; (c) a Permitted Transferee Joinder Agreement (as defined in the Shareholders’ Agreement), duly executed by the Affiliate of Bulls Brazil that acquires 100% of the redeemable preferred shares constituting Selling Shares pursuant to Section 2.04(a)(ii); and (d) the certificate referred to in Section 8.03(e), duly executed by an executive officer of Bulls Brazil. 9.03 Deliveries by the Company to Bulls Brazil. At the Closing, the Company shall deliver, or cause to be delivered, to Bulls Brazil each of the following: 103

(a) any and all documents and forms necessary for the delivery of the Issued Shares, including the subscription bulletin for the Issued Shares executed by the Company; (b) a copy of the duly executed and approved minutes of the Closing Shareholders’ Meeting; and (c) a copy of the duly executed and approved minutes of the Board of Directors of the Company appointing the new officers of the Company. 9.04 Deliveries by Bulls Brazil to the Company. At the Closing, Bulls Brazil shall deliver, or cause to be delivered, to the Company each of the following: (a) the duly executed subscription bulletin for the Issued Shares; and (b) the Capital Raise Amount pursuant to, and in accordance with, Section 2.04. ARTICLE X TERMINATION 10.01 Termination. This Agreement may be terminated at any time prior to the Closing: (a) By the mutual written agreement of Edwards and Bulls Brazil; (b) By either Edwards or Bulls Brazil: (i) if the Closing shall not have occurred on or before the date that is fifteen (15) months after the date hereof (the “Initial Termination Date”); provided that (A) if on such date any of the Closing Conditions set forth in Sections 8.01(c), 8.01(d), 8.01(e) and, to the extent relating to Antitrust Law, 8.01(f), shall not have been satisfied or waived by Bulls Brazil or Edwards but all other Closing Conditions shall have been satisfied (other than those Closing Conditions that by their nature cannot be satisfied until the Closing, but that would be capable of being satisfied if the Closing occurred on the Initial Termination Date) or waived by the Party then entitled to give such waiver (to the extent permitted by applicable Law), then each Party shall have the right, by delivery of a written notice to the other Party, to extend the Initial Termination Date to 11:59 p.m. (São Paulo time) on the date that is twenty-one (21) months after the date hereof and (B) if on the Initial Termination Date the Closing Condition set forth in Section 8.03(d) shall not have been satisfied as a result of the closing condition in Section 6.1(b) of the Contribution Agreement not having been satisfied but all other Closing Conditions shall have been satisfied (other than (x) those Closing Conditions that by their nature cannot be satisfied until the Closing, but that would be capable of being satisfied if the Closing occurred on the Initial Termination Date, or (y) any of the Closing Conditions set forth in Sections 8.01(c), 8.01(d), 8.01(e) and, to the extent relating to Antitrust Law, 104 (a) any and all documents and forms necessary for the delivery of the Issued Shares, including the subscription bulletin for the Issued Shares executed by the Company; (b) a copy of the duly executed and approved minutes of the Closing Shareholders’ Meeting; and (c) a copy of the duly executed and approved minutes of the Board of Directors of the Company appointing the new officers of the Company. 9.04 Deliveries by Bulls Brazil to the Company. At the Closing, Bulls Brazil shall deliver, or cause to be delivered, to the Company each of the following: (a) the duly executed subscription bulletin for the Issued Shares; and (b) the Capital Raise Amount pursuant to, and in accordance with, Section 2.04. ARTICLE X TERMINATION 10.01 Termination. This Agreement may be terminated at any time prior to the Closing: (a) By the mutual written agreement of Edwards and Bulls Brazil; (b) By either Edwards or Bulls Brazil: (i) if the Closing shall not have occurred on or before the date that is fifteen (15) months after the date hereof (the “Initial Termination Date”); provided that (A) if on such date any of the Closing Conditions set forth in Sections 8.01(c), 8.01(d), 8.01(e) and, to the extent relating to Antitrust Law, 8.01(f), shall not have been satisfied or waived by Bulls Brazil or Edwards but all other Closing Conditions shall have been satisfied (other than those Closing Conditions that by their nature cannot be satisfied until the Closing, but that would be capable of being satisfied if the Closing occurred on the Initial Termination Date) or waived by the Party then entitled to give such waiver (to the extent permitted by applicable Law), then each Party shall have the right, by delivery of a written notice to the other Party, to extend the Initial Termination Date to 11:59 p.m. (São Paulo time) on the date that is twenty-one (21) months after the date hereof and (B) if on the Initial Termination Date the Closing Condition set forth in Section 8.03(d) shall not have been satisfied as a result of the closing condition in Section 6.1(b) of the Contribution Agreement not having been satisfied but all other Closing Conditions shall have been satisfied (other than (x) those Closing Conditions that by their nature cannot be satisfied until the Closing, but that would be capable of being satisfied if the Closing occurred on the Initial Termination Date, or (y) any of the Closing Conditions set forth in Sections 8.01(c), 8.01(d), 8.01(e) and, to the extent relating to Antitrust Law, 104

8.01(f)) or waived by the Party then entitled to give such waiver (to the extent permitted by applicable Law), then Bulls Brazil shall have the right, by delivery of a written notice to Edwards, to extend the Initial Termination Date to 11:59 p.m. (São Paulo time) on the date that is twenty-one (21) months after the date hereof; provided that Bulls Brazil shall not be entitled to extend the Initial Termination Date pursuant to this clause (B) if Bulls Brazil would not be entitled to assert the failure of the condition set forth in Section 6.1(b) of the Contribution Agreement to be satisfied as the basis for not effectuating the Closing (as defined in the Contribution Agreement) pursuant to the terms of Section 6.1(b) of the Contribution Agreement (for purposes of this Agreement, the term “Termination Date” shall mean the Initial Termination Date, unless the Initial Termination Date has been extended pursuant to clause (A) or (B) of this proviso, in which case the term “Termination Date” shall mean the date to which the Initial Termination Date has been so extended); provided, further, that the right to terminate this Agreement under this Section 10.01(b)(i) shall not be available to any Party seeking to terminate if such Party has materially breached any of its representations, warranties, covenants, agreements or other obligations under this Agreement and such material breach proximately caused the failure of the Closing to occur on or before the Termination Date; (ii) if there shall be any Regulatory Requirement or Law in effect that is binding on a Party and prohibits or permanently enjoins the Closing or the other transactions contemplated by this Agreement and the Ancillary Agreements, in each case, which Regulatory Requirement shall have become final and non- appealable; provided that (A) the Party seeking to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall have performed and complied with in all material respects its obligations under this Agreement to challenge and eliminate such Regulatory Requirement or Law, including under Section 5.05 and Section 5.08(a); and (B) except in the event of a judicial decision that is final and non- appealable, such termination right shall not be available until the earlier of (x) six (months) following the date such Law or Regulatory Requirement shall have come into effect and (y) the Termination Date; or (iii) if the Shareholder Meeting is convened with the presence of shareholders constituting a quorum pursuant to Edwards’ Governing Documents and, at such meeting (or at any reconvened meeting, in the case of any adjournment thereof pursuant to this Agreement), the Shareholder Vote Proposals fail to receive the Shareholder Approval. (c) by Bulls Brazil: (i) if Edwards is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties set forth in Article III hereof, which breach or inaccuracy (x) would result in any Closing Condition set forth in Section 8.02 not being satisfied, and (y) by its nature cannot be cured or has not th been cured by Edwards, as the case may be, by the earlier of (A) the tenth (10) 105 8.01(f)) or waived by the Party then entitled to give such waiver (to the extent permitted by applicable Law), then Bulls Brazil shall have the right, by delivery of a written notice to Edwards, to extend the Initial Termination Date to 11:59 p.m. (São Paulo time) on the date that is twenty-one (21) months after the date hereof; provided that Bulls Brazil shall not be entitled to extend the Initial Termination Date pursuant to this clause (B) if Bulls Brazil would not be entitled to assert the failure of the condition set forth in Section 6.1(b) of the Contribution Agreement to be satisfied as the basis for not effectuating the Closing (as defined in the Contribution Agreement) pursuant to the terms of Section 6.1(b) of the Contribution Agreement (for purposes of this Agreement, the term “Termination Date” shall mean the Initial Termination Date, unless the Initial Termination Date has been extended pursuant to clause (A) or (B) of this proviso, in which case the term “Termination Date” shall mean the date to which the Initial Termination Date has been so extended); provided, further, that the right to terminate this Agreement under this Section 10.01(b)(i) shall not be available to any Party seeking to terminate if such Party has materially breached any of its representations, warranties, covenants, agreements or other obligations under this Agreement and such material breach proximately caused the failure of the Closing to occur on or before the Termination Date; (ii) if there shall be any Regulatory Requirement or Law in effect that is binding on a Party and prohibits or permanently enjoins the Closing or the other transactions contemplated by this Agreement and the Ancillary Agreements, in each case, which Regulatory Requirement shall have become final and non- appealable; provided that (A) the Party seeking to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall have performed and complied with in all material respects its obligations under this Agreement to challenge and eliminate such Regulatory Requirement or Law, including under Section 5.05 and Section 5.08(a); and (B) except in the event of a judicial decision that is final and non- appealable, such termination right shall not be available until the earlier of (x) six (months) following the date such Law or Regulatory Requirement shall have come into effect and (y) the Termination Date; or (iii) if the Shareholder Meeting is convened with the presence of shareholders constituting a quorum pursuant to Edwards’ Governing Documents and, at such meeting (or at any reconvened meeting, in the case of any adjournment thereof pursuant to this Agreement), the Shareholder Vote Proposals fail to receive the Shareholder Approval. (c) by Bulls Brazil: (i) if Edwards is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties set forth in Article III hereof, which breach or inaccuracy (x) would result in any Closing Condition set forth in Section 8.02 not being satisfied, and (y) by its nature cannot be cured or has not th been cured by Edwards, as the case may be, by the earlier of (A) the tenth (10) 105

Business Day immediately prior to the Termination Date and (B) the date that is ninety (90) days after Edwards’ receipt of written notice of such breach or inaccuracy from Bulls Brazil; provided that Bulls Brazil is not then in material breach of its representations, warranties, covenants, agreements or other obligations contained in this Agreement; (ii) if all Closing Conditions shall have been satisfied other than the Closing Condition in Section 8.02(h) or Section 8.01(c) and those Closing Conditions that by their nature cannot be satisfied until the Closing (but that would be capable of being satisfied at the Closing); (iii) if the Edwards Board shall have (x) failed to include the Voting Recommendation in the Shareholder Meeting Materials when mailed or (y) at any time prior to obtaining the Shareholder Approval, makes an Adverse Recommendation Change in respect of the Shareholder Vote Proposals; or (iv) if the Shareholder Approval shall not have been obtained on or prior to February 28, 2019, provided that Bulls Brazil shall cease to have the right to terminate this Agreement pursuant to this Section 10.01(c)(iv) once the Shareholder Approval has been obtained. (d) by Edwards, if Bulls Brazil is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties set forth in Article IV hereof, which breach or inaccuracy (i) would result in any Closing Condition set forth in Section 8.03 not being satisfied, and (ii) by its nature cannot be cured or has not been th cured by Bulls Brazil, as the case may be, by the earlier of (A) the tenth (10) Business Day immediately prior to the Termination Date and (B) the date that is ninety (90) days after Bulls Brazil’s receipt of written notice of such breach or inaccuracy from Edwards; provided that Edwards is not then in material breach of its representations, warranties, covenants, agreements or other obligations contained in this Agreement. 10.02 Effect of Termination. In the event of the termination of this Agreement by a Party as provided in this Article X, written notice thereof shall be given to the other Party, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall immediately become void and of no effect, without any Liability on the part of any Party other than (a) as set forth in Section 10.03; provided that this Section 10.02, Section 10.03, Article I and Article XII (in each case subject to the limitations set forth therein) which shall survive termination of this Agreement, and (b) Liability of any Party (whether or not the terminating Party) for any Willful Breach of this Agreement prior to such termination, which Liabilities shall survive the termination of this Agreement. 10.03 Termination Fees. (a) If this Agreement is terminated by Bulls Brazil pursuant to Section 10.01(c)(iii) or by Edwards pursuant to Section 10.01(b)(iii) after having made an Adverse Recommendation Change, Edwards shall, concurrently with such termination in 106 Business Day immediately prior to the Termination Date and (B) the date that is ninety (90) days after Edwards’ receipt of written notice of such breach or inaccuracy from Bulls Brazil; provided that Bulls Brazil is not then in material breach of its representations, warranties, covenants, agreements or other obligations contained in this Agreement; (ii) if all Closing Conditions shall have been satisfied other than the Closing Condition in Section 8.02(h) or Section 8.01(c) and those Closing Conditions that by their nature cannot be satisfied until the Closing (but that would be capable of being satisfied at the Closing); (iii) if the Edwards Board shall have (x) failed to include the Voting Recommendation in the Shareholder Meeting Materials when mailed or (y) at any time prior to obtaining the Shareholder Approval, makes an Adverse Recommendation Change in respect of the Shareholder Vote Proposals; or (iv) if the Shareholder Approval shall not have been obtained on or prior to February 28, 2019, provided that Bulls Brazil shall cease to have the right to terminate this Agreement pursuant to this Section 10.01(c)(iv) once the Shareholder Approval has been obtained. (d) by Edwards, if Bulls Brazil is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties set forth in Article IV hereof, which breach or inaccuracy (i) would result in any Closing Condition set forth in Section 8.03 not being satisfied, and (ii) by its nature cannot be cured or has not been th cured by Bulls Brazil, as the case may be, by the earlier of (A) the tenth (10) Business Day immediately prior to the Termination Date and (B) the date that is ninety (90) days after Bulls Brazil’s receipt of written notice of such breach or inaccuracy from Edwards; provided that Edwards is not then in material breach of its representations, warranties, covenants, agreements or other obligations contained in this Agreement. 10.02 Effect of Termination. In the event of the termination of this Agreement by a Party as provided in this Article X, written notice thereof shall be given to the other Party, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall immediately become void and of no effect, without any Liability on the part of any Party other than (a) as set forth in Section 10.03; provided that this Section 10.02, Section 10.03, Article I and Article XII (in each case subject to the limitations set forth therein) which shall survive termination of this Agreement, and (b) Liability of any Party (whether or not the terminating Party) for any Willful Breach of this Agreement prior to such termination, which Liabilities shall survive the termination of this Agreement. 10.03 Termination Fees. (a) If this Agreement is terminated by Bulls Brazil pursuant to Section 10.01(c)(iii) or by Edwards pursuant to Section 10.01(b)(iii) after having made an Adverse Recommendation Change, Edwards shall, concurrently with such termination in 106 the case of a termination by Edwards, and within five (5) Business Days in the case of a termination by Bulls Brazil, pay, or cause to be paid, to Bulls Brazil an amount equal to the Edwards Termination Fee by wire transfer of immediately available funds. (b) If this Agreement is terminated: (i) by Bulls Brazil or Edwards pursuant to Section 10.01(b)(i) and on the Termination Date all of the Closing Conditions shall have been satisfied or waived (other than (x) the Closing Conditions set forth in Sections 8.01(d) or 8.01(e) and (y) those Closing Conditions that by their nature cannot be satisfied until the Closing Date, but that would be capable of being satisfied if the Closing Date occurred on the Termination Date) or (ii) by Bulls Brazil or Edwards pursuant to Section 10.01(b)(ii) due to Regulatory Requirements imposed under applicable Antitrust Laws (other than the Antitrust Laws of Brazil); then in the case of each of clauses (i) and (ii), Bulls Brazil shall, concurrently with such termination in the case of a termination by Bulls Brazil, or within five (5) Business Days in the case of a termination by Edwards, pay, or cause to be paid, to Edwards an amount equal to the Antitrust Termination Fee by wire transfer of immediately available funds. (c) In no event shall a Party be required to pay the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, on more than one occasion. In the event the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, is payable to a Party in accordance with this Section 10.03, then, except in the case of Willful Breach, such payment shall be the sole and exclusive remedy of such Party or any of its Affiliates, shareholders or Representatives, against the other Party or any of its Subsidiaries, shareholders and Representatives with respect to the termination event giving rise to the payment of the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be. (d) The provisions of this Section 10.03 are an integral part of the transactions contemplated by this Agreement and, without such provisions, the Parties would not have entered into this Agreement. Each Party acknowledges and agrees, on behalf of itself and its Affiliates, that the payment of the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, is not a penalty but instead is liquidated damages in a reasonable amount that shall compensate a Party in the circumstances in which the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, is payable, for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision. This Section 10.03 shall not limit the right of a Party to seek specific performance of this Agreement pursuant to Section 12.13 prior to the termination of this Agreement or to obtain remedies for any Willful Breach of this Agreement. 107 the case of a termination by Edwards, and within five (5) Business Days in the case of a termination by Bulls Brazil, pay, or cause to be paid, to Bulls Brazil an amount equal to the Edwards Termination Fee by wire transfer of immediately available funds. (b) If this Agreement is terminated: (i) by Bulls Brazil or Edwards pursuant to Section 10.01(b)(i) and on the Termination Date all of the Closing Conditions shall have been satisfied or waived (other than (x) the Closing Conditions set forth in Sections 8.01(d) or 8.01(e) and (y) those Closing Conditions that by their nature cannot be satisfied until the Closing Date, but that would be capable of being satisfied if the Closing Date occurred on the Termination Date) or (ii) by Bulls Brazil or Edwards pursuant to Section 10.01(b)(ii) due to Regulatory Requirements imposed under applicable Antitrust Laws (other than the Antitrust Laws of Brazil); then in the case of each of clauses (i) and (ii), Bulls Brazil shall, concurrently with such termination in the case of a termination by Bulls Brazil, or within five (5) Business Days in the case of a termination by Edwards, pay, or cause to be paid, to Edwards an amount equal to the Antitrust Termination Fee by wire transfer of immediately available funds. (c) In no event shall a Party be required to pay the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, on more than one occasion. In the event the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, is payable to a Party in accordance with this Section 10.03, then, except in the case of Willful Breach, such payment shall be the sole and exclusive remedy of such Party or any of its Affiliates, shareholders or Representatives, against the other Party or any of its Subsidiaries, shareholders and Representatives with respect to the termination event giving rise to the payment of the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be. (d) The provisions of this Section 10.03 are an integral part of the transactions contemplated by this Agreement and, without such provisions, the Parties would not have entered into this Agreement. Each Party acknowledges and agrees, on behalf of itself and its Affiliates, that the payment of the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, is not a penalty but instead is liquidated damages in a reasonable amount that shall compensate a Party in the circumstances in which the Edwards Termination Fee or the Antitrust Termination Fee, as the case may be, is payable, for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision. This Section 10.03 shall not limit the right of a Party to seek specific performance of this Agreement pursuant to Section 12.13 prior to the termination of this Agreement or to obtain remedies for any Willful Breach of this Agreement. 107

ARTICLE XI INDEMNIFICATION 11.01 Survival. (a) The representations and warranties contained in Article III and in Article IV (or in any certificate executed and delivered by Edwards or Bulls Brazil in fulfillment of the requirements or conditions of this Agreement) and all covenants, agreements and other obligations of Edwards and Bulls Brazil made in this Agreement which by their terms are to be performed or complied with, in whole or in part, by Edwards or Bulls Brazil, as the case may be, at or prior to the Closing shall survive for a period of twenty- four (24) months following the Closing Date; provided that (i) Section 2.03(a) and Section 2.03(b) shall survive until no Claim may be made under applicable Laws with respect to any Assumed Liability or Excluded Liability, as the case may be, whether as a result of full discharge, waiver, estoppel, extinguishment under applicable statutes of limitations or laches, or otherwise, (ii) the representations and warranties set forth in Section 3.01 (Existence of Edwards and the Company), Section 3.02 (Due Authorization), Section 3.03 (Governmental Authorizations for the Agreement), Section 3.04 (Capitalization of the Company Group; Company Joint Venture), Section 3.07 (Sufficiency of Assets; Title), Section 3.14 (Brokers), Section 3.16 (Environmental Matters), Section 3.23 (Anti-Bribery), Section 3.24 (Export; Sanctions), Section 4.01 (Existence of Bulls Brazil and Bulls Parent), Section 4.02 (Due Authorization) and Section 4.06 (Brokers) (each, a “Fundamental Representation”), and the representations and warranties set forth in Section 3.12 (Taxes) shall each survive until the ninetieth th (90) day following the expiration of the applicable statute of limitations (as that may have been extended or waived), and (iii) notwithstanding the foregoing, any representation or warranty the inaccuracy or breach of which results from or arises out of th any Willful Breach shall survive until the ninetieth (90) day following the expiration for the statute of limitations for such underlying Willful Breach. (b) All covenants, agreements and other obligations of Edwards and Bulls Brazil made in this Agreement which by their terms are to be performed or complied with, in whole or in part, by such Person following the Closing shall survive the Closing Date until fully performed in accordance with their terms. (c) No knowledge of or investigation by or on behalf of a Party shall constitute or effectuate a waiver of such Party’s right to enforce any representation, warranty, covenant, agreement or other obligation contained in this Agreement or in any way limit such Party’s right to indemnification under this Article XI. (d) No Claim regarding a breach of any such representation, warranty, covenant, agreement or other obligation shall be made after the expiration of the applicable survival period. Any Claim for indemnification asserted in writing prior to the expiration of any such survival period as provided in this Section 11.01 (regardless of whether a Legal Proceeding has been commenced) shall have been timely made for purposes of this Article XI such that the representation, warranty, covenant, agreement or 108 ARTICLE XI INDEMNIFICATION 11.01 Survival. (a) The representations and warranties contained in Article III and in Article IV (or in any certificate executed and delivered by Edwards or Bulls Brazil in fulfillment of the requirements or conditions of this Agreement) and all covenants, agreements and other obligations of Edwards and Bulls Brazil made in this Agreement which by their terms are to be performed or complied with, in whole or in part, by Edwards or Bulls Brazil, as the case may be, at or prior to the Closing shall survive for a period of twenty- four (24) months following the Closing Date; provided that (i) Section 2.03(a) and Section 2.03(b) shall survive until no Claim may be made under applicable Laws with respect to any Assumed Liability or Excluded Liability, as the case may be, whether as a result of full discharge, waiver, estoppel, extinguishment under applicable statutes of limitations or laches, or otherwise, (ii) the representations and warranties set forth in Section 3.01 (Existence of Edwards and the Company), Section 3.02 (Due Authorization), Section 3.03 (Governmental Authorizations for the Agreement), Section 3.04 (Capitalization of the Company Group; Company Joint Venture), Section 3.07 (Sufficiency of Assets; Title), Section 3.14 (Brokers), Section 3.16 (Environmental Matters), Section 3.23 (Anti-Bribery), Section 3.24 (Export; Sanctions), Section 4.01 (Existence of Bulls Brazil and Bulls Parent), Section 4.02 (Due Authorization) and Section 4.06 (Brokers) (each, a “Fundamental Representation”), and the representations and warranties set forth in Section 3.12 (Taxes) shall each survive until the ninetieth th (90) day following the expiration of the applicable statute of limitations (as that may have been extended or waived), and (iii) notwithstanding the foregoing, any representation or warranty the inaccuracy or breach of which results from or arises out of th any Willful Breach shall survive until the ninetieth (90) day following the expiration for the statute of limitations for such underlying Willful Breach. (b) All covenants, agreements and other obligations of Edwards and Bulls Brazil made in this Agreement which by their terms are to be performed or complied with, in whole or in part, by such Person following the Closing shall survive the Closing Date until fully performed in accordance with their terms. (c) No knowledge of or investigation by or on behalf of a Party shall constitute or effectuate a waiver of such Party’s right to enforce any representation, warranty, covenant, agreement or other obligation contained in this Agreement or in any way limit such Party’s right to indemnification under this Article XI. (d) No Claim regarding a breach of any such representation, warranty, covenant, agreement or other obligation shall be made after the expiration of the applicable survival period. Any Claim for indemnification asserted in writing prior to the expiration of any such survival period as provided in this Section 11.01 (regardless of whether a Legal Proceeding has been commenced) shall have been timely made for purposes of this Article XI such that the representation, warranty, covenant, agreement or 108 obligation that is the subject of such Claim, to the extent of such Claim only, shall survive until such Claim has been fully and finally resolved in accordance with the terms of this Agreement. For the avoidance of doubt, the separate obligations of the Parties under this Article XI shall survive until ninety (90) days after the expiration of the survival period for the last representation, warranty, covenant, agreement or other obligation under this Agreement. 11.02 Indemnification by Edwards. Subject to the provisions of this Article XI, after the Closing, Edwards shall indemnify, defend and hold harmless Bulls Brazil, its Affiliates (including the Company Group, it being understood that the Company will have standing to seek, without duplication of recovery for the same Loss, indemnification directly from Edwards pursuant to this Article XI if the Company Group is an Indemnified Person and Bulls Brazil decides, at Bulls Brazil’s discretion, to have the Company bring an indemnification Claim against Edwards) and its and their respective officers, directors, equityholders, employees, agents, attorneys and other representatives and their respective successors and assigns (each, a “Bulls Brazil Indemnified Person”) for, from and against any and all Indemnity Losses incurred or suffered by any Bulls Brazil Indemnified Person arising out of or resulting from any and all of the following: (a) any breach or inaccuracy of any representation or warranty made by Edwards in this Agreement or in any certificate delivered by Edwards pursuant hereto; (b) any breach of, or failure by Edwards to perform or comply with, any of its covenants, agreements or other obligations set forth in this Agreement; (c) any Excluded Liabilities; (d) any Indemnified Taxes; (e) any Excluded Company Subsidiary Liabilities; and (f) any Liabilities set forth on Schedule 11.02(f). 11.03 Indemnification by Bulls Brazil or the Company. Subject to the provisions of this Article XI, after the Closing, Bulls Brazil (solely with respect to Sections 11.03(a) and 11.03(b)) and the Company (solely with respect to Section 11.03(c)) shall indemnify, defend and hold harmless Edwards, its Affiliates and its and their respective officers, directors, equityholders, employees, agents, attorneys and other representatives and their respective successors and assigns (each, an “Edwards Indemnified Person”) for, from and against any and all Indemnity Losses incurred or suffered by any Edwards Indemnified Person arising out of or resulting from any and all of the following: (a) any breach or inaccuracy of any representation or warranty made by Bulls Brazil in this Agreement or in any certificate delivered by Bulls Brazil pursuant hereto; (b) any breach of, or failure by Bulls Brazil to perform or comply with, any of its covenants, agreements or other obligations under this Agreement; and 109 obligation that is the subject of such Claim, to the extent of such Claim only, shall survive until such Claim has been fully and finally resolved in accordance with the terms of this Agreement. For the avoidance of doubt, the separate obligations of the Parties under this Article XI shall survive until ninety (90) days after the expiration of the survival period for the last representation, warranty, covenant, agreement or other obligation under this Agreement. 11.02 Indemnification by Edwards. Subject to the provisions of this Article XI, after the Closing, Edwards shall indemnify, defend and hold harmless Bulls Brazil, its Affiliates (including the Company Group, it being understood that the Company will have standing to seek, without duplication of recovery for the same Loss, indemnification directly from Edwards pursuant to this Article XI if the Company Group is an Indemnified Person and Bulls Brazil decides, at Bulls Brazil’s discretion, to have the Company bring an indemnification Claim against Edwards) and its and their respective officers, directors, equityholders, employees, agents, attorneys and other representatives and their respective successors and assigns (each, a “Bulls Brazil Indemnified Person”) for, from and against any and all Indemnity Losses incurred or suffered by any Bulls Brazil Indemnified Person arising out of or resulting from any and all of the following: (a) any breach or inaccuracy of any representation or warranty made by Edwards in this Agreement or in any certificate delivered by Edwards pursuant hereto; (b) any breach of, or failure by Edwards to perform or comply with, any of its covenants, agreements or other obligations set forth in this Agreement; (c) any Excluded Liabilities; (d) any Indemnified Taxes; (e) any Excluded Company Subsidiary Liabilities; and (f) any Liabilities set forth on Schedule 11.02(f). 11.03 Indemnification by Bulls Brazil or the Company. Subject to the provisions of this Article XI, after the Closing, Bulls Brazil (solely with respect to Sections 11.03(a) and 11.03(b)) and the Company (solely with respect to Section 11.03(c)) shall indemnify, defend and hold harmless Edwards, its Affiliates and its and their respective officers, directors, equityholders, employees, agents, attorneys and other representatives and their respective successors and assigns (each, an “Edwards Indemnified Person”) for, from and against any and all Indemnity Losses incurred or suffered by any Edwards Indemnified Person arising out of or resulting from any and all of the following: (a) any breach or inaccuracy of any representation or warranty made by Bulls Brazil in this Agreement or in any certificate delivered by Bulls Brazil pursuant hereto; (b) any breach of, or failure by Bulls Brazil to perform or comply with, any of its covenants, agreements or other obligations under this Agreement; and 109

(c) any Assumed Liabilities, except with respect to any Indemnity Losses that are subject to indemnification under Section 11.02(a) or Section 11.02(b). 11.04 Limitations on Indemnification. Notwithstanding the provisions of Section 11.02 and Section 11.03 to the contrary: (a) Edwards shall have no obligation to indemnify any Bulls Brazil Indemnified Person under Section 11.02(a) (i) for any individual Claims where the Indemnity Loss relating thereto is less than two hundred thousand dollars ($200,000) (the “Per Claim Threshold”), provided that any Claims arising out of substantially the same facts or circumstances may be aggregated for purposes of the Per Claim Threshold, and provided, further, that upon exceeding the Per Claim Threshold, the entire amount of such item from the first dollar shall be subject to indemnification, (ii) unless and until the aggregate Indemnity Losses not excluded by the Per Claim Threshold incurred or suffered by all Bulls Brazil Indemnified Persons (or any of them) thereunder exceed thirty million dollars ($30,000,000) (the “Deductible”), in which case, Edwards shall be responsible for such for Indemnity Losses in excess of the Deductible; and (iii) after the aggregate Indemnity Losses paid to Bulls Brazil Indemnified Persons (or any of them) by Edwards under Section 11.02(a) exceed five hundred million dollars ($500,000,000) (the “Cap”); provided that (x) none of the Per Claim Threshold, the Deductible or the Cap shall apply to any amounts payable in respect of Indemnity Losses arising from or related to (A) any inaccuracy or breach of any Fundamental Representation or (B) any Claim based on Fraud, although such amounts shall be aggregated with all other Indemnity Losses to determine if indemnification obligations exceed the Deductible, and no such amounts shall be counted towards the Cap, and (y) the Per Claim Threshold and Deductible shall not apply to any breach or inaccuracy of Section 3.10 and, except for any Claims based on Fraud, the maximum Indemnity Losses for which Edwards shall be obligated to indemnify the Bulls Brazil Indemnified Parties (or any of them) in respect of a breach or inaccuracy of Section 3.10 and any Claims that would otherwise constitute Assumed Product Liability Claims shall be twenty-five million dollars ($25,000,000); provided that this amount shall be reduced by the amount actually paid by Edwards as Excluded Product Liability Claims. (b) Bulls Brazil shall have no obligation to indemnify any Edwards Indemnified Person under Section 11.03(a) (i) unless and until the aggregate Indemnity Losses incurred or suffered by all Edwards Indemnified Persons (or any of them), thereunder exceed the Deductible, in which case, Bulls Brazil shall be responsible for such Indemnity Losses in excess of the Deductible; and (ii) after the aggregate Indemnity Losses paid to Edwards Indemnified Persons (or any of them) by Bulls Brazil under Section 11.03(a) exceed the Cap; provided that neither the Deductible nor the Cap shall apply to any amounts payable in respect of Indemnity Losses arising from or related to (A) any inaccuracy or breach of any Fundamental Representation or (B) any Claim based on Fraud, although such amounts shall be aggregated with all other Indemnity Losses to determine if indemnification obligations exceed the Deductible, and no such amounts shall be counted towards the Cap. 110 (c) any Assumed Liabilities, except with respect to any Indemnity Losses that are subject to indemnification under Section 11.02(a) or Section 11.02(b). 11.04 Limitations on Indemnification. Notwithstanding the provisions of Section 11.02 and Section 11.03 to the contrary: (a) Edwards shall have no obligation to indemnify any Bulls Brazil Indemnified Person under Section 11.02(a) (i) for any individual Claims where the Indemnity Loss relating thereto is less than two hundred thousand dollars ($200,000) (the “Per Claim Threshold”), provided that any Claims arising out of substantially the same facts or circumstances may be aggregated for purposes of the Per Claim Threshold, and provided, further, that upon exceeding the Per Claim Threshold, the entire amount of such item from the first dollar shall be subject to indemnification, (ii) unless and until the aggregate Indemnity Losses not excluded by the Per Claim Threshold incurred or suffered by all Bulls Brazil Indemnified Persons (or any of them) thereunder exceed thirty million dollars ($30,000,000) (the “Deductible”), in which case, Edwards shall be responsible for such for Indemnity Losses in excess of the Deductible; and (iii) after the aggregate Indemnity Losses paid to Bulls Brazil Indemnified Persons (or any of them) by Edwards under Section 11.02(a) exceed five hundred million dollars ($500,000,000) (the “Cap”); provided that (x) none of the Per Claim Threshold, the Deductible or the Cap shall apply to any amounts payable in respect of Indemnity Losses arising from or related to (A) any inaccuracy or breach of any Fundamental Representation or (B) any Claim based on Fraud, although such amounts shall be aggregated with all other Indemnity Losses to determine if indemnification obligations exceed the Deductible, and no such amounts shall be counted towards the Cap, and (y) the Per Claim Threshold and Deductible shall not apply to any breach or inaccuracy of Section 3.10 and, except for any Claims based on Fraud, the maximum Indemnity Losses for which Edwards shall be obligated to indemnify the Bulls Brazil Indemnified Parties (or any of them) in respect of a breach or inaccuracy of Section 3.10 and any Claims that would otherwise constitute Assumed Product Liability Claims shall be twenty-five million dollars ($25,000,000); provided that this amount shall be reduced by the amount actually paid by Edwards as Excluded Product Liability Claims. (b) Bulls Brazil shall have no obligation to indemnify any Edwards Indemnified Person under Section 11.03(a) (i) unless and until the aggregate Indemnity Losses incurred or suffered by all Edwards Indemnified Persons (or any of them), thereunder exceed the Deductible, in which case, Bulls Brazil shall be responsible for such Indemnity Losses in excess of the Deductible; and (ii) after the aggregate Indemnity Losses paid to Edwards Indemnified Persons (or any of them) by Bulls Brazil under Section 11.03(a) exceed the Cap; provided that neither the Deductible nor the Cap shall apply to any amounts payable in respect of Indemnity Losses arising from or related to (A) any inaccuracy or breach of any Fundamental Representation or (B) any Claim based on Fraud, although such amounts shall be aggregated with all other Indemnity Losses to determine if indemnification obligations exceed the Deductible, and no such amounts shall be counted towards the Cap. 110

(c) For purposes of this Article XI, when (i) determining whether any breach or inaccuracy of a representation or warranty in this Agreement has occurred and (ii) calculating the amount of any Indemnity Losses relating thereto, in each case, all references as to materiality, Edwards CAB Material Adverse Effect, Bulls Material Adverse Effect or other similar materiality-based qualifications set forth therein shall be disregarded; provided that references to such materiality-based qualifications shall not be disregarded in the definitions of Material Contracts and Permitted Encumbrances or when determining whether any breach or inaccuracy of the representations and warranties set forth in Section 3.06 (Financial Statements), Section 3.20 (No Edwards CAB Material Adverse Effect) and Section 3.21 (Absence of Undisclosed Liabilities) has occurred. (d) The amount for which any Indemnifying Person shall be liable with respect to any Indemnity Loss incurred by any Indemnified Person shall be reduced to the extent that such Indemnified Person shall theretofore have actually realized any proceeds (net of any costs or expenses expended by such Indemnified Person in seeking such proceeds, including the present value of any increases in insurance premiums) recovered from Third Parties (including insurers) with respect to such Indemnity Loss or any of the events, conditions, facts or circumstances resulting in such Indemnity Loss. (e) In the event the Company’s senior management becomes aware of any breach giving rise to an indemnification obligation of Edwards under Section 11.02, the Company shall take commercially reasonable steps to, in its reasonable judgment, mitigate any Indemnity Losses which form the basis of such indemnification obligation. In the event the senior management of Edwards becomes aware of any breach giving rise to an indemnification obligation of the Company under Section 11.03, Edwards shall provide the Company with notice thereof and, if requested by the Company, take commercially reasonable steps to, in its reasonable judgment, mitigate any Indemnity Losses which form the basis of such indemnification obligation. Any and all amounts paid or payable by an Indemnified Person in connection with any mitigation required by this Section 11.04(e) shall constitute Indemnity Losses. Nothing in this Section 11.04(e) is intended to supersede any obligations under Law to mitigate Indemnity Losses. (f) For the avoidance of doubt, to the extent any Indemnity Loss gives rise to a Claim by an Indemnified Person under more than one provision of this Agreement (including, for example, multiple representations, warranties and/or covenants), or under more than one clause of Section 11.02 or Section 11.03, such Indemnified Person may seek recovery under any and all such provisions and clauses; provided that any Indemnity Loss under this Agreement shall be determined without duplication of recovery for the same Loss by reason of the state of facts giving rise to such Indemnity Loss arising out of an Assumed Liability, an Excluded Liability, an Indemnified Tax or an Excluded Company Subsidiary Liability or constituting a breach of more than one representation, warranty, covenant or agreement. (g) Notwithstanding anything to the contrary herein, with respect to any Indemnity Losses payable by Edwards pursuant to Section 11.02 in respect of any representation or warranty relating to, or any Indemnity Loss incurred by, any member of the Company Group, Edwards may, in its sole discretion, determine to satisfy its 111 (c) For purposes of this Article XI, when (i) determining whether any breach or inaccuracy of a representation or warranty in this Agreement has occurred and (ii) calculating the amount of any Indemnity Losses relating thereto, in each case, all references as to materiality, Edwards CAB Material Adverse Effect, Bulls Material Adverse Effect or other similar materiality-based qualifications set forth therein shall be disregarded; provided that references to such materiality-based qualifications shall not be disregarded in the definitions of Material Contracts and Permitted Encumbrances or when determining whether any breach or inaccuracy of the representations and warranties set forth in Section 3.06 (Financial Statements), Section 3.20 (No Edwards CAB Material Adverse Effect) and Section 3.21 (Absence of Undisclosed Liabilities) has occurred. (d) The amount for which any Indemnifying Person shall be liable with respect to any Indemnity Loss incurred by any Indemnified Person shall be reduced to the extent that such Indemnified Person shall theretofore have actually realized any proceeds (net of any costs or expenses expended by such Indemnified Person in seeking such proceeds, including the present value of any increases in insurance premiums) recovered from Third Parties (including insurers) with respect to such Indemnity Loss or any of the events, conditions, facts or circumstances resulting in such Indemnity Loss. (e) In the event the Company’s senior management becomes aware of any breach giving rise to an indemnification obligation of Edwards under Section 11.02, the Company shall take commercially reasonable steps to, in its reasonable judgment, mitigate any Indemnity Losses which form the basis of such indemnification obligation. In the event the senior management of Edwards becomes aware of any breach giving rise to an indemnification obligation of the Company under Section 11.03, Edwards shall provide the Company with notice thereof and, if requested by the Company, take commercially reasonable steps to, in its reasonable judgment, mitigate any Indemnity Losses which form the basis of such indemnification obligation. Any and all amounts paid or payable by an Indemnified Person in connection with any mitigation required by this Section 11.04(e) shall constitute Indemnity Losses. Nothing in this Section 11.04(e) is intended to supersede any obligations under Law to mitigate Indemnity Losses. (f) For the avoidance of doubt, to the extent any Indemnity Loss gives rise to a Claim by an Indemnified Person under more than one provision of this Agreement (including, for example, multiple representations, warranties and/or covenants), or under more than one clause of Section 11.02 or Section 11.03, such Indemnified Person may seek recovery under any and all such provisions and clauses; provided that any Indemnity Loss under this Agreement shall be determined without duplication of recovery for the same Loss by reason of the state of facts giving rise to such Indemnity Loss arising out of an Assumed Liability, an Excluded Liability, an Indemnified Tax or an Excluded Company Subsidiary Liability or constituting a breach of more than one representation, warranty, covenant or agreement. (g) Notwithstanding anything to the contrary herein, with respect to any Indemnity Losses payable by Edwards pursuant to Section 11.02 in respect of any representation or warranty relating to, or any Indemnity Loss incurred by, any member of the Company Group, Edwards may, in its sole discretion, determine to satisfy its 111 indemnification obligation in full by making either (i) eighty percent (80%) of such payment to Bulls Brazil or (ii) one-hundred percent (100%) of such payment to the applicable member of the Company Group. 11.05 Direct Claims. The obligations of an Indemnifying Person under this Article XI in connection with any Claim by an Indemnified Person, other than in respect of a Third Party Claim, are subject to the following terms and conditions: (a) The Indemnified Person shall deliver to the Indemnifying Person notice of such Claim (each such notice, a “Notice of Claim”), describing in reasonable detail (to the extent known or reasonably anticipated) the nature and basis of such Claim and, to the extent reasonably available to the Indemnified Person, the amount thereof (the “Claim Amount”); provided that the failure to deliver such Notice of Claim shall not affect the rights of the Indemnified Person hereunder except to the extent that the Indemnifying Person shall have been actually and materially prejudiced as a result of such failure. Any Notice of Claim delivered pursuant to this Section 11.05(a) may be supplemented, including any Claim Amount, from time to time thereafter by the Indemnified Person. (b) If the Indemnifying Person objects to such Claim or Claim Amount, or any portion thereof, as specified in such Notice of Claim, the Indemnifying Person shall, within thirty (30) days after the delivery of any such Notice of Claim (the “Claim Reply Period”), deliver to the Indemnified Person a written notice (a “Reply Certificate”), (i) describing, in reasonable detail, its objection to such Claim or Claim Amount or any portion thereof, and (ii) specifying in reasonable detail, to the extent known or reasonably anticipated, the nature and basis for such objection. Any Reply Certificate delivered pursuant to this Section 11.05(b) shall be supplemented and delivered to the Indemnified Person by the Indemnifying Person within thirty (30) days after the delivery to it of any supplemented Notice of Claim (a “Supplemental Claim Reply Period”). (c) If a Reply Certificate (or a supplement thereto) is not delivered by the Indemnifying Person prior to the expiration of the Claim Reply Period or Supplemental Claim Reply Period (as the case may be), or if the Indemnifying Person timely delivers a Reply Certificate and does not object to a portion of the Claim or Claim Amount, as may be supplemented, then the Indemnifying Person shall be deemed to have acknowledged its obligation to indemnify the Indemnified Person in full for the Claim Amount specified in such Notice of Claim (or supplement thereto) with respect to the Claim (or the uncontested portion thereof), and the Indemnifying Person shall pay such Claim Amount (or the uncontested portion thereof) to the Indemnified Person within five (5) Business Days after the expiration of the Claim Reply Period or Supplemental Claim Reply Period (as the case may be) by wire transfer of immediately available funds to the account designated in writing by each Indemnified Person entitled to such payment. (d) If the Indemnified Person receives a timely Reply Certificate in accordance with Section 11.05(b), the Indemnifying Person shall not be required to pay the contested portion of any Claim Amount referred to in such Reply Certificate unless and until either (i) mutual agreement of the Indemnified Person and the Indemnifying Person as to the payment of the Claim Amount (or any other amount mutually agreed 112 indemnification obligation in full by making either (i) eighty percent (80%) of such payment to Bulls Brazil or (ii) one-hundred percent (100%) of such payment to the applicable member of the Company Group. 11.05 Direct Claims. The obligations of an Indemnifying Person under this Article XI in connection with any Claim by an Indemnified Person, other than in respect of a Third Party Claim, are subject to the following terms and conditions: (a) The Indemnified Person shall deliver to the Indemnifying Person notice of such Claim (each such notice, a “Notice of Claim”), describing in reasonable detail (to the extent known or reasonably anticipated) the nature and basis of such Claim and, to the extent reasonably available to the Indemnified Person, the amount thereof (the “Claim Amount”); provided that the failure to deliver such Notice of Claim shall not affect the rights of the Indemnified Person hereunder except to the extent that the Indemnifying Person shall have been actually and materially prejudiced as a result of such failure. Any Notice of Claim delivered pursuant to this Section 11.05(a) may be supplemented, including any Claim Amount, from time to time thereafter by the Indemnified Person. (b) If the Indemnifying Person objects to such Claim or Claim Amount, or any portion thereof, as specified in such Notice of Claim, the Indemnifying Person shall, within thirty (30) days after the delivery of any such Notice of Claim (the “Claim Reply Period”), deliver to the Indemnified Person a written notice (a “Reply Certificate”), (i) describing, in reasonable detail, its objection to such Claim or Claim Amount or any portion thereof, and (ii) specifying in reasonable detail, to the extent known or reasonably anticipated, the nature and basis for such objection. Any Reply Certificate delivered pursuant to this Section 11.05(b) shall be supplemented and delivered to the Indemnified Person by the Indemnifying Person within thirty (30) days after the delivery to it of any supplemented Notice of Claim (a “Supplemental Claim Reply Period”). (c) If a Reply Certificate (or a supplement thereto) is not delivered by the Indemnifying Person prior to the expiration of the Claim Reply Period or Supplemental Claim Reply Period (as the case may be), or if the Indemnifying Person timely delivers a Reply Certificate and does not object to a portion of the Claim or Claim Amount, as may be supplemented, then the Indemnifying Person shall be deemed to have acknowledged its obligation to indemnify the Indemnified Person in full for the Claim Amount specified in such Notice of Claim (or supplement thereto) with respect to the Claim (or the uncontested portion thereof), and the Indemnifying Person shall pay such Claim Amount (or the uncontested portion thereof) to the Indemnified Person within five (5) Business Days after the expiration of the Claim Reply Period or Supplemental Claim Reply Period (as the case may be) by wire transfer of immediately available funds to the account designated in writing by each Indemnified Person entitled to such payment. (d) If the Indemnified Person receives a timely Reply Certificate in accordance with Section 11.05(b), the Indemnifying Person shall not be required to pay the contested portion of any Claim Amount referred to in such Reply Certificate unless and until either (i) mutual agreement of the Indemnified Person and the Indemnifying Person as to the payment of the Claim Amount (or any other amount mutually agreed 112 upon by such Persons) or (ii) a final non-appealable Order has been entered (as may be rendered pursuant to Section 12.08) resolving the Claims contested in such Reply Certificate and indicating that the Indemnified Person is entitled to such Claim Amount. 11.06 Third Party Claims. The indemnity obligations of the Indemnifying Persons under this Article XI that result from any Third Party Claim shall be subject to the following terms and conditions. (a) The Indemnified Person shall deliver to the Indemnifying Person notice of any Third Party Claim that is asserted against, imposed upon or incurred by the Indemnified Person and that gives rise to an obligation of the Indemnifying Person under this Article XI, stating (to the extent known or reasonably anticipated) the nature and basis of such Third Party Claim and the amount thereof promptly after the Indemnified Person receives any written notice of such Third Party Claim; provided that the failure to deliver such notice shall not affect the rights of the Indemnified Person hereunder except to the extent that the Indemnifying Person shall have been actually and materially prejudiced as a result of such failure. Subject to Section 11.06(b) below, if the Indemnifying Person, (i) agrees in writing to assume responsibility for all Indemnity Losses arising out of such Third Party Claim (with no reservation of any rights) and (ii)has the financial ability to provide full indemnification with respect to such Third Party Claim (including the ability to post any bond required), then the Indemnifying Person shall have the right to undertake, by counsel of its own choosing, the defense of such Third Party Claim at the Indemnifying Person’s sole risk and expense. (b) If (i) the Indemnifying Person elects not to undertake such defense; (ii) the Indemnifying Person fails to undertake the defense of such Third Party Claim, within thirty (30) days after delivery of notice by the Indemnified Person of such Third Party Claim, or thereafter to diligently pursue or maintain such defense; (iii) such Third Party Claim seeks non-monetary relief (other than immaterial non-monetary relief) or involves criminal or quasi-criminal allegations or involves a Governmental Authority; or (iv) the Indemnifying Person and Indemnified Person have conflicting interests with respect to such Third Party Claim, then the Indemnified Person (upon further notice to the Indemnifying Person) shall have the right to undertake the defense and/or settlement of such Third Party Claim, by counsel or other Representatives of its own choosing, without limiting the indemnification obligations of the Indemnifying Person under this Agreement. If the Indemnified Person undertakes the defense and/or settlement of a Third Party Claim pursuant to this Section 11.06(b), the Indemnifying Person shall pay to the Indemnified Person, in addition to all other amounts required to be paid hereunder, the reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Indemnified Person in connection with the investigation, defense and/or settlement thereof as and when such costs and expenses are so incurred. Notwithstanding the foregoing, if the Indemnifying Person has satisfied the conditions set forth in clauses (i) and (ii) of Section 11.06(a) with respect to a Third Party Claim, the Indemnified Person shall not, without the Indemnifying Person’s consent (which consent shall not be unreasonably withheld, conditioned or delayed), settle or consent to the entry of an Order obligating the Indemnifying Person to pay any amounts with respect to such Third Party Claim. 113 upon by such Persons) or (ii) a final non-appealable Order has been entered (as may be rendered pursuant to Section 12.08) resolving the Claims contested in such Reply Certificate and indicating that the Indemnified Person is entitled to such Claim Amount. 11.06 Third Party Claims. The indemnity obligations of the Indemnifying Persons under this Article XI that result from any Third Party Claim shall be subject to the following terms and conditions. (a) The Indemnified Person shall deliver to the Indemnifying Person notice of any Third Party Claim that is asserted against, imposed upon or incurred by the Indemnified Person and that gives rise to an obligation of the Indemnifying Person under this Article XI, stating (to the extent known or reasonably anticipated) the nature and basis of such Third Party Claim and the amount thereof promptly after the Indemnified Person receives any written notice of such Third Party Claim; provided that the failure to deliver such notice shall not affect the rights of the Indemnified Person hereunder except to the extent that the Indemnifying Person shall have been actually and materially prejudiced as a result of such failure. Subject to Section 11.06(b) below, if the Indemnifying Person, (i) agrees in writing to assume responsibility for all Indemnity Losses arising out of such Third Party Claim (with no reservation of any rights) and (ii)has the financial ability to provide full indemnification with respect to such Third Party Claim (including the ability to post any bond required), then the Indemnifying Person shall have the right to undertake, by counsel of its own choosing, the defense of such Third Party Claim at the Indemnifying Person’s sole risk and expense. (b) If (i) the Indemnifying Person elects not to undertake such defense; (ii) the Indemnifying Person fails to undertake the defense of such Third Party Claim, within thirty (30) days after delivery of notice by the Indemnified Person of such Third Party Claim, or thereafter to diligently pursue or maintain such defense; (iii) such Third Party Claim seeks non-monetary relief (other than immaterial non-monetary relief) or involves criminal or quasi-criminal allegations or involves a Governmental Authority; or (iv) the Indemnifying Person and Indemnified Person have conflicting interests with respect to such Third Party Claim, then the Indemnified Person (upon further notice to the Indemnifying Person) shall have the right to undertake the defense and/or settlement of such Third Party Claim, by counsel or other Representatives of its own choosing, without limiting the indemnification obligations of the Indemnifying Person under this Agreement. If the Indemnified Person undertakes the defense and/or settlement of a Third Party Claim pursuant to this Section 11.06(b), the Indemnifying Person shall pay to the Indemnified Person, in addition to all other amounts required to be paid hereunder, the reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Indemnified Person in connection with the investigation, defense and/or settlement thereof as and when such costs and expenses are so incurred. Notwithstanding the foregoing, if the Indemnifying Person has satisfied the conditions set forth in clauses (i) and (ii) of Section 11.06(a) with respect to a Third Party Claim, the Indemnified Person shall not, without the Indemnifying Person’s consent (which consent shall not be unreasonably withheld, conditioned or delayed), settle or consent to the entry of an Order obligating the Indemnifying Person to pay any amounts with respect to such Third Party Claim. 113

(c) Notwithstanding anything in this Section 11.06 to the contrary, the Indemnifying Person shall not, without the Indemnified Person’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), settle or compromise any Third Party Claim or consent to the entry of any Order, unless (i) the Indemnifying Person agrees in writing to pay all amounts payable pursuant to such settlement, compromise or Order and to release the Indemnified Person from all Liability in respect of such Third Party Claim, (ii) such settlement, compromise or Order includes as an unconditional term thereof the Indemnified Person receiving from the Third Party an irrevocable release from all Liability in respect of such Third Party Claim, in form and substance reasonably satisfactory to the Indemnified Person, (iii) such settlement, compromise or Order would not result in the finding or admission of any violation of Law or other wrongdoing, and (iv) such settlement, compromise or Order does not impose any injunctive relief or material operational restrictions on the Indemnified Person. 11.07 Tax Treatment of Payment under Article XI. Unless otherwise required by applicable Law or a Governmental Authority, (a) all payments made pursuant to Section 11.02 shall be made directly to Bulls Brazil or, at Bulls Brazil’s discretion, the Bulls Brazil Indemnified Person, (b) all payments made pursuant to Section 11.03 shall be made directly to Edwards or, at Edwards’ discretion, the relevant Edwards Indemnified Person, and (c) any payments pursuant to this Article XI shall be treated as an adjustment to the Final Purchase Price Adjustment Amount. The Parties shall use reasonable efforts to ensure that any requirement that may apply in order for a payment to be treated as an adjustment to the Final Purchase Price Adjustment Amount under applicable Law is satisfied. If any payments made pursuant to this Article XI are determined to be Taxable, the party making the payment shall pay such additional amount to ensure the net amount the receiving party receives equals the full amount that it would have received had the payment not been Taxable. 11.08 Exclusive Remedy. Except (a) in the case of Fraud, (b) for injunctive or provisional relief, and (c) as permitted by Section 2.08 (Post-Closing Adjustments) and Section 12.13 (Specific Performance), after the Closing, indemnification pursuant to this Article XI shall be the sole and exclusive remedy for the Parties for monetary damages for breach of any representation or warranty, or breach of covenant, agreement or other obligation contained in this Agreement. 11.09 Payments; Right to Set Off. Except as otherwise expressly provided herein, any amounts owing by the Parties pursuant to Article XI shall be paid in Brazilian Reais based, if rd applicable, on the then existing PTAX Rate on the third (3) Business Day immediately preceding the date of payment. Notwithstanding anything to the contrary in this Agreement, Bulls Brazil and the Company shall have the right to set off any amounts to which any of them may be entitled from Edwards under Article XI of this Agreement, to the extent that such amounts relate to a Claim under Article XI that is not resolved within twelve (12) months after the date on which such Claim was made, against any amounts that are owed to Edwards by Bulls Brazil and the Company under any of this Agreement (but for the avoidance of doubt not the Ancillary Agreements), the Shareholders Agreement or the Bylaws, including any dividends to be distributed by the Company to Edwards pursuant to the Bylaws and the Shareholders’ Agreement, in each case, to the maximum extent permitted under applicable Law. 114 (c) Notwithstanding anything in this Section 11.06 to the contrary, the Indemnifying Person shall not, without the Indemnified Person’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), settle or compromise any Third Party Claim or consent to the entry of any Order, unless (i) the Indemnifying Person agrees in writing to pay all amounts payable pursuant to such settlement, compromise or Order and to release the Indemnified Person from all Liability in respect of such Third Party Claim, (ii) such settlement, compromise or Order includes as an unconditional term thereof the Indemnified Person receiving from the Third Party an irrevocable release from all Liability in respect of such Third Party Claim, in form and substance reasonably satisfactory to the Indemnified Person, (iii) such settlement, compromise or Order would not result in the finding or admission of any violation of Law or other wrongdoing, and (iv) such settlement, compromise or Order does not impose any injunctive relief or material operational restrictions on the Indemnified Person. 11.07 Tax Treatment of Payment under Article XI. Unless otherwise required by applicable Law or a Governmental Authority, (a) all payments made pursuant to Section 11.02 shall be made directly to Bulls Brazil or, at Bulls Brazil’s discretion, the Bulls Brazil Indemnified Person, (b) all payments made pursuant to Section 11.03 shall be made directly to Edwards or, at Edwards’ discretion, the relevant Edwards Indemnified Person, and (c) any payments pursuant to this Article XI shall be treated as an adjustment to the Final Purchase Price Adjustment Amount. The Parties shall use reasonable efforts to ensure that any requirement that may apply in order for a payment to be treated as an adjustment to the Final Purchase Price Adjustment Amount under applicable Law is satisfied. If any payments made pursuant to this Article XI are determined to be Taxable, the party making the payment shall pay such additional amount to ensure the net amount the receiving party receives equals the full amount that it would have received had the payment not been Taxable. 11.08 Exclusive Remedy. Except (a) in the case of Fraud, (b) for injunctive or provisional relief, and (c) as permitted by Section 2.08 (Post-Closing Adjustments) and Section 12.13 (Specific Performance), after the Closing, indemnification pursuant to this Article XI shall be the sole and exclusive remedy for the Parties for monetary damages for breach of any representation or warranty, or breach of covenant, agreement or other obligation contained in this Agreement. 11.09 Payments; Right to Set Off. Except as otherwise expressly provided herein, any amounts owing by the Parties pursuant to Article XI shall be paid in Brazilian Reais based, if rd applicable, on the then existing PTAX Rate on the third (3) Business Day immediately preceding the date of payment. Notwithstanding anything to the contrary in this Agreement, Bulls Brazil and the Company shall have the right to set off any amounts to which any of them may be entitled from Edwards under Article XI of this Agreement, to the extent that such amounts relate to a Claim under Article XI that is not resolved within twelve (12) months after the date on which such Claim was made, against any amounts that are owed to Edwards by Bulls Brazil and the Company under any of this Agreement (but for the avoidance of doubt not the Ancillary Agreements), the Shareholders Agreement or the Bylaws, including any dividends to be distributed by the Company to Edwards pursuant to the Bylaws and the Shareholders’ Agreement, in each case, to the maximum extent permitted under applicable Law. 114

ARTICLE XII MISCELLANEOUS 12.01 Notices. All notices hereunder shall be in writing and shall be deemed to have been duly delivered (i) as of the date delivered if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier (providing proof of delivery) or (ii) as of the date transmitted if sent by electronic transmission to the following facsimile numbers or electronic mail addresses, in each case, to the addresses below (or at such other contact information for a party hereto as shall be specified by like notice): If to Edwards and the Company (before Closing), addressed as follows: Embraer S.A. Avenida Presidente Juscelino Kubitscheck, 1909, 14º, 15º andares - Torre Norte São Paulo, SP 04543-907 Facsimile: +55 (11) 3040-6872 E-mail: fabiana.leschziner@embraer.com.br nsalgado@embraer.com.br Attention: General Counsel Chief Financial Officer with a copy, which shall not constitute notice, to: Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036 Facsimile: +1 (212) 735-2000 E-Mail: paul.schnell@skadden.com thomas.greenberg@skadden.com Attention: Paul T. Schnell, Esq. Thomas W. Greenberg, Esq. with a copy, which shall not constitute notice, to: Barbosa, Müssnich, Aragão Advogados Av. Pres. Juscelino Kubitschek, 1455, 10º andar São Paulo, SP 04543-011 Brazil Facsimile: +55 (11) 2179-4597 E-Mail: pca@bmalaw.com.br roberto@bmalaw.com.br Attention: Paulo Cezar Aragão Roberto Dias Carneiro 115 ARTICLE XII MISCELLANEOUS 12.01 Notices. All notices hereunder shall be in writing and shall be deemed to have been duly delivered (i) as of the date delivered if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier (providing proof of delivery) or (ii) as of the date transmitted if sent by electronic transmission to the following facsimile numbers or electronic mail addresses, in each case, to the addresses below (or at such other contact information for a party hereto as shall be specified by like notice): If to Edwards and the Company (before Closing), addressed as follows: Embraer S.A. Avenida Presidente Juscelino Kubitscheck, 1909, 14º, 15º andares - Torre Norte São Paulo, SP 04543-907 Facsimile: +55 (11) 3040-6872 E-mail: fabiana.leschziner@embraer.com.br nsalgado@embraer.com.br Attention: General Counsel Chief Financial Officer with a copy, which shall not constitute notice, to: Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036 Facsimile: +1 (212) 735-2000 E-Mail: paul.schnell@skadden.com thomas.greenberg@skadden.com Attention: Paul T. Schnell, Esq. Thomas W. Greenberg, Esq. with a copy, which shall not constitute notice, to: Barbosa, Müssnich, Aragão Advogados Av. Pres. Juscelino Kubitschek, 1455, 10º andar São Paulo, SP 04543-011 Brazil Facsimile: +55 (11) 2179-4597 E-Mail: pca@bmalaw.com.br roberto@bmalaw.com.br Attention: Paulo Cezar Aragão Roberto Dias Carneiro 115

If to Bulls Brazil and the Company (after the Closing), addressed as follows: Boeing Brasil Serviços Técnicos Aeronáuticos Ltda. Av. Dr. Altino Bondensan, 500 São José dos Campos, SP 05502-001 Brazil Facsimile: +1 (786) 265 4760 E-mail: donna.j.hrinak@boeing.com ana.p.ferreira@boeing.com Attention: Donna Hrinak, President, Latin America Ana Paula Ferreira, Communications, Latin America with a copy, which shall not constitute notice, to: The Boeing Company 100 N. Riverside Plaza Chicago, IL - 60606 Facsimile:: +1 (312) 544 2829 E-mail: Edward.J.Neveril@boeing.com Attention: Edward J. Neveril, Chief Counsel of Mergers and Acquisitions with a copy, which shall not constitute notice, to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Facsimile: +1 (212) 455 2502 E-mail: tcrider@stblaw.com Attention: S. Todd Crider with a copy, which shall not constitute notice, to: Pinheiro Neto Advogados Rua Hungria, 1100 São Paulo, SP 01455-906 Brazil Facsimile: +55 (11) 3247 8600 E-mail: fmeira@pn.com.br Attention: Fernando Alves Meira If to Bulls Parent, addressed as follows: The Boeing Company 100 N. Riverside Plaza Chicago, IL - 60606 Facsimile:: +1 (312) 544 2829 E-mail: Edward.J.Neveril@boeing.com 116 If to Bulls Brazil and the Company (after the Closing), addressed as follows: Boeing Brasil Serviços Técnicos Aeronáuticos Ltda. Av. Dr. Altino Bondensan, 500 São José dos Campos, SP 05502-001 Brazil Facsimile: +1 (786) 265 4760 E-mail: donna.j.hrinak@boeing.com ana.p.ferreira@boeing.com Attention: Donna Hrinak, President, Latin America Ana Paula Ferreira, Communications, Latin America with a copy, which shall not constitute notice, to: The Boeing Company 100 N. Riverside Plaza Chicago, IL - 60606 Facsimile:: +1 (312) 544 2829 E-mail: Edward.J.Neveril@boeing.com Attention: Edward J. Neveril, Chief Counsel of Mergers and Acquisitions with a copy, which shall not constitute notice, to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Facsimile: +1 (212) 455 2502 E-mail: tcrider@stblaw.com Attention: S. Todd Crider with a copy, which shall not constitute notice, to: Pinheiro Neto Advogados Rua Hungria, 1100 São Paulo, SP 01455-906 Brazil Facsimile: +55 (11) 3247 8600 E-mail: fmeira@pn.com.br Attention: Fernando Alves Meira If to Bulls Parent, addressed as follows: The Boeing Company 100 N. Riverside Plaza Chicago, IL - 60606 Facsimile:: +1 (312) 544 2829 E-mail: Edward.J.Neveril@boeing.com 116

Attention: Edward J. Neveril, Chief Counsel of Mergers and Acquisitions with a copy, which shall not constitute notice, to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Facsimile: +1 (212) 455 2502 E-mail: tcrider@stblaw.com Attention: S. Todd Crider with a copy, which shall not constitute notice, to: Pinheiro Neto Advogados Rua Hungria, 1100 São Paulo, SP 01455-906 Brazil Facsimile: +55 (11) 3247 8600 E-mail: fmeira@pn.com.br Attention: Fernando Alves Meira 12.02 Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the parties hereto (whether by merger, operation of Law or otherwise) without the prior written consent of the other parties hereto and any purported assignment in violation of this Section 12.02 shall be void; provided that Bulls Brazil may assign this Agreement to any of its Affiliates at any time upon delivery of written notice to Edwards so long as (i) such assignment shall occur upon the written adhesion of the respective assignee to the terms of this Agreement, (ii) such assignment shall not impair or delay the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements, and (iii) no such assignment will relieve Bulls Parent of its obligations under Section 12.15 or Bulls Brazil under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assignees. 12.03 Amendments; Waiver. No amendment, supplement or modification of this Agreement (whether direct or indirect) shall be effective unless the Parties, Bulls Parent and the Company (i) have been provided at least thirty (30) days prior written notice of such proposed amendment, supplement or modification in accordance with Section 12.01 prior to its execution in accordance with the immediately following clause (ii), and (ii) have signed a written instrument expressly referencing this Agreement and the specific provisions hereof that are intended to be so amended, supplemented or modified. Any purported amendment, supplement or modification that fails to comply with the foregoing shall be null and void, ab initio. Any failure by a Party, Bulls Parent or the Company to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto only by a written instrument signed by the party granting such waiver, and such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with this Agreement. 117 Attention: Edward J. Neveril, Chief Counsel of Mergers and Acquisitions with a copy, which shall not constitute notice, to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Facsimile: +1 (212) 455 2502 E-mail: tcrider@stblaw.com Attention: S. Todd Crider with a copy, which shall not constitute notice, to: Pinheiro Neto Advogados Rua Hungria, 1100 São Paulo, SP 01455-906 Brazil Facsimile: +55 (11) 3247 8600 E-mail: fmeira@pn.com.br Attention: Fernando Alves Meira 12.02 Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the parties hereto (whether by merger, operation of Law or otherwise) without the prior written consent of the other parties hereto and any purported assignment in violation of this Section 12.02 shall be void; provided that Bulls Brazil may assign this Agreement to any of its Affiliates at any time upon delivery of written notice to Edwards so long as (i) such assignment shall occur upon the written adhesion of the respective assignee to the terms of this Agreement, (ii) such assignment shall not impair or delay the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements, and (iii) no such assignment will relieve Bulls Parent of its obligations under Section 12.15 or Bulls Brazil under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assignees. 12.03 Amendments; Waiver. No amendment, supplement or modification of this Agreement (whether direct or indirect) shall be effective unless the Parties, Bulls Parent and the Company (i) have been provided at least thirty (30) days prior written notice of such proposed amendment, supplement or modification in accordance with Section 12.01 prior to its execution in accordance with the immediately following clause (ii), and (ii) have signed a written instrument expressly referencing this Agreement and the specific provisions hereof that are intended to be so amended, supplemented or modified. Any purported amendment, supplement or modification that fails to comply with the foregoing shall be null and void, ab initio. Any failure by a Party, Bulls Parent or the Company to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto only by a written instrument signed by the party granting such waiver, and such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with this Agreement. 117

12.04 Severability. If any provision of this Agreement is held invalid, unenforceable or illegal by court of competent jurisdiction, the remainder of this Agreement shall not be affected. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement to the extent (and only to the extent) necessary to make it enforceable, valid and legal and still effect the original intent of the Parties herein, and the parties hereto undertake to execute any amendment to this Agreement that is agreed to by the Parties reflecting any changes agreed upon by the Parties. 12.05 Counterparts. This Agreement may be executed and delivered in counterparts, and facsimile and electronic signatures shall constitute a valid and binding execution of this Agreement. 12.06 Entire Agreement. This Agreement (including the Edwards Disclosure Schedules and the Bulls Brazil Disclosure Schedules), the Confidentiality Agreement, the Bylaws and the Ancillary Agreements collectively constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the transactions contemplated by this Agreement, unless otherwise specifically provided in a written instrument executed by the Parties expressly referencing this Agreement and this Section 12.06. 12.07 Governing Law. This Agreement and the rights and obligations of the parties arising out of or relating hereto shall be governed by and construed in accordance with the Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York; provided that, for the avoidance of doubt, the Ancillary Agreements and the rights and obligations of the parties under each of the Ancillary Agreements shall be governed by and determined in accordance with the Laws specified therein. 12.08 Arbitration. (a) Subject to Section 2.08, any dispute, controversy or Claim arising out of, relating to or in connection with this Agreement (a “Dispute”) shall be referred to and finally and definitely settled by arbitration administered by the International Center for Dispute Resolution (“ICDR”) in accordance with its International Arbitration Rules (the “ICDR Rules”), except as expressly modified by this Section 12.08. (b) The arbitration shall be conducted in the English language and the seat of the arbitration shall be in New York City (in the New York County), New York, United States. (c) If, considering both claims and counterclaims as expressly estimated in the Notice of Arbitration and the Answer thereto (as those terms are defined in the ICDR Rules), the total amount in dispute submitted to arbitration is less than the amount of three million seven hundred thousand Brazilian reais (R$3,700,000), and there is no Claim for injunctive or equitable relief, then the arbitration shall be resolved by one (1) arbitrator appointed as set forth in Section 12.08(d). In all other cases, the arbitration 118 12.04 Severability. If any provision of this Agreement is held invalid, unenforceable or illegal by court of competent jurisdiction, the remainder of this Agreement shall not be affected. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement to the extent (and only to the extent) necessary to make it enforceable, valid and legal and still effect the original intent of the Parties herein, and the parties hereto undertake to execute any amendment to this Agreement that is agreed to by the Parties reflecting any changes agreed upon by the Parties. 12.05 Counterparts. This Agreement may be executed and delivered in counterparts, and facsimile and electronic signatures shall constitute a valid and binding execution of this Agreement. 12.06 Entire Agreement. This Agreement (including the Edwards Disclosure Schedules and the Bulls Brazil Disclosure Schedules), the Confidentiality Agreement, the Bylaws and the Ancillary Agreements collectively constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the transactions contemplated by this Agreement, unless otherwise specifically provided in a written instrument executed by the Parties expressly referencing this Agreement and this Section 12.06. 12.07 Governing Law. This Agreement and the rights and obligations of the parties arising out of or relating hereto shall be governed by and construed in accordance with the Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York; provided that, for the avoidance of doubt, the Ancillary Agreements and the rights and obligations of the parties under each of the Ancillary Agreements shall be governed by and determined in accordance with the Laws specified therein. 12.08 Arbitration. (a) Subject to Section 2.08, any dispute, controversy or Claim arising out of, relating to or in connection with this Agreement (a “Dispute”) shall be referred to and finally and definitely settled by arbitration administered by the International Center for Dispute Resolution (“ICDR”) in accordance with its International Arbitration Rules (the “ICDR Rules”), except as expressly modified by this Section 12.08. (b) The arbitration shall be conducted in the English language and the seat of the arbitration shall be in New York City (in the New York County), New York, United States. (c) If, considering both claims and counterclaims as expressly estimated in the Notice of Arbitration and the Answer thereto (as those terms are defined in the ICDR Rules), the total amount in dispute submitted to arbitration is less than the amount of three million seven hundred thousand Brazilian reais (R$3,700,000), and there is no Claim for injunctive or equitable relief, then the arbitration shall be resolved by one (1) arbitrator appointed as set forth in Section 12.08(d). In all other cases, the arbitration 118 shall be resolved by three (3) arbitrators appointed as set forth in Section 12.08(e). There shall be no ex parte communications between the Parties and (i) the arbitrators, or (ii) the arbitrator candidates included on the lists provided pursuant to the process described in Section 12.08(d) and Section 12.08(e). (d) If the arbitration is to be resolved by one (1) arbitrator as set forth in Section 12.08(c), then such arbitrator shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except that the ICDR shall provide a second list (i) if the parties to arbitration fail to agree on any of the Persons listed, (ii) if acceptable arbitrators are unable or unavailable to act, or (iii) if the appointment cannot be made from the initially submitted list for any other reason, within fifteen (15) days from the receipt of the first list of arbitrators by the parties. Prior to preparing the lists of arbitrators to be used for the selection of the arbitral tribunal, the ICDR shall consult with the parties and take into consideration the need for any particular expertise or knowledge that the arbitrators should have to resolve the Dispute. (e) If the arbitration is to be resolved by three (3) arbitrators as set forth in Section 12.08(c), then the three (3) arbitrators shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except as modified herein. The parties to the arbitration shall first attempt to agree on three (3) arbitrators from the initial list provided by the ICDR. If the parties to the arbitration fail to reach an agreement on all three (3) arbitrators within fifteen (15) days of the parties receiving the initial list of arbitrators from the ICDR, each party shall nominate one (1) arbitrator from such list. Neither the ICDR nor the parties shall communicate to the arbitrators which party nominated them. The third arbitrator shall be appointed pursuant to the ICDR list method, except that the ICDR shall provide a second list if the appointment cannot be made from the remaining arbitrators identified on the initial list within fifteen (15) days of receipt of the first list of arbitrators by the parties. If the parties to the arbitration are unable to select the third arbitrator from the second list provided by the ICDR, then such third arbitrator shall be appointed by the ICDR. (f) The arbitral tribunal, or the emergency arbitrator as provided in the ICDR Rules, shall have the power to grant any remedy or relief that it deems appropriate, including specific performance and penalties in the event of non-compliance with its orders or awards, as well as interim, conservatory or provisional measures. The parties undertake to comply with any interim award or Order granting such provisional measures without delay and any such measures may be enforced in any court of competent jurisdiction. (g) By agreeing to arbitration, the parties hereto do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other interim Order in aid of arbitration proceedings, or to issue Orders in connection with the enforcement of any award. The parties hereto shall be entitled to seek injunctive, provisional, or other equitable relief in any court of competent jurisdiction pending the commencement or determination of any arbitration proceedings, and exercising any such right shall not be deemed (i) incompatible with the agreement to arbitrate as set forth in this Section 12.08 or (ii) a waiver of the right to arbitrate. 119 shall be resolved by three (3) arbitrators appointed as set forth in Section 12.08(e). There shall be no ex parte communications between the Parties and (i) the arbitrators, or (ii) the arbitrator candidates included on the lists provided pursuant to the process described in Section 12.08(d) and Section 12.08(e). (d) If the arbitration is to be resolved by one (1) arbitrator as set forth in Section 12.08(c), then such arbitrator shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except that the ICDR shall provide a second list (i) if the parties to arbitration fail to agree on any of the Persons listed, (ii) if acceptable arbitrators are unable or unavailable to act, or (iii) if the appointment cannot be made from the initially submitted list for any other reason, within fifteen (15) days from the receipt of the first list of arbitrators by the parties. Prior to preparing the lists of arbitrators to be used for the selection of the arbitral tribunal, the ICDR shall consult with the parties and take into consideration the need for any particular expertise or knowledge that the arbitrators should have to resolve the Dispute. (e) If the arbitration is to be resolved by three (3) arbitrators as set forth in Section 12.08(c), then the three (3) arbitrators shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except as modified herein. The parties to the arbitration shall first attempt to agree on three (3) arbitrators from the initial list provided by the ICDR. If the parties to the arbitration fail to reach an agreement on all three (3) arbitrators within fifteen (15) days of the parties receiving the initial list of arbitrators from the ICDR, each party shall nominate one (1) arbitrator from such list. Neither the ICDR nor the parties shall communicate to the arbitrators which party nominated them. The third arbitrator shall be appointed pursuant to the ICDR list method, except that the ICDR shall provide a second list if the appointment cannot be made from the remaining arbitrators identified on the initial list within fifteen (15) days of receipt of the first list of arbitrators by the parties. If the parties to the arbitration are unable to select the third arbitrator from the second list provided by the ICDR, then such third arbitrator shall be appointed by the ICDR. (f) The arbitral tribunal, or the emergency arbitrator as provided in the ICDR Rules, shall have the power to grant any remedy or relief that it deems appropriate, including specific performance and penalties in the event of non-compliance with its orders or awards, as well as interim, conservatory or provisional measures. The parties undertake to comply with any interim award or Order granting such provisional measures without delay and any such measures may be enforced in any court of competent jurisdiction. (g) By agreeing to arbitration, the parties hereto do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other interim Order in aid of arbitration proceedings, or to issue Orders in connection with the enforcement of any award. The parties hereto shall be entitled to seek injunctive, provisional, or other equitable relief in any court of competent jurisdiction pending the commencement or determination of any arbitration proceedings, and exercising any such right shall not be deemed (i) incompatible with the agreement to arbitrate as set forth in this Section 12.08 or (ii) a waiver of the right to arbitrate. 119

(h) All arbitration proceedings pursuant to this Section 12.08 shall be confidential and shall not be disclosed except as, and only to the extent, necessary to prepare for or conduct the arbitration hearing on the merits, as required by applicable Law, or required in connection with any court application for interim relief or post- arbitration confirmation or enforcement proceedings. (i) Any award rendered by the arbitral tribunal in any arbitration proceeding pursuant to this Section 12.08 shall be in writing, be reasoned and determine a final term for compliance with its decision by the parties and shall be final and binding on the parties thereto, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding anything herein to the contrary, the arbitrators shall not make decisions on the basis of equity (equidade). (j) In no event will any of the parties be required to pay defeated fees (honorários de sucumbência) to the attorneys of the prevailing party. 12.09 Interpretation. (a) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. Except as otherwise indicated, all references in this Agreement to “Articles,” “Sections”, “Schedules” and “Exhibits” are intended to refer to Articles, Sections, Schedules and Exhibits to this Agreement. The terms “hereof,” “hereunder,” “herein” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The use of the word “threatened” in this Agreement shall be deemed followed by “in writing.” All references to documents or other materials that were delivered, provided or made available to Bulls Brazil shall include any such document or material (i) posted to the Data Room prior to the date hereof, (ii) that are publicly available in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC or the Electronic System (IPE) of the CVM, or (iii) otherwise made available to Bulls Brazil or any of its Representatives (electronically or otherwise) prior to the date hereof. All references to “dollars” or “$” shall be to U.S. dollars. All references to “R$” shall be to Brazilian Reais. References to any provisions of Law shall be construed as references to such provisions as amended, expanded, consolidated or reissued, or as their applicability may be altered from time to time by other rules, and shall include any provision from which they originate (with or without modifications), regulations, instruments or other legal rules subordinate thereto. References to any period of days shall be deemed to be to the relevant number of calendar days (unless Business Days are specified), provided that all references to terms or periods in this Agreement shall be counted excluding the date of the event that causes such term or period to begin and including the last day of the relevant term or period. All periods provided for in this 120 (h) All arbitration proceedings pursuant to this Section 12.08 shall be confidential and shall not be disclosed except as, and only to the extent, necessary to prepare for or conduct the arbitration hearing on the merits, as required by applicable Law, or required in connection with any court application for interim relief or post- arbitration confirmation or enforcement proceedings. (i) Any award rendered by the arbitral tribunal in any arbitration proceeding pursuant to this Section 12.08 shall be in writing, be reasoned and determine a final term for compliance with its decision by the parties and shall be final and binding on the parties thereto, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding anything herein to the contrary, the arbitrators shall not make decisions on the basis of equity (equidade). (j) In no event will any of the parties be required to pay defeated fees (honorários de sucumbência) to the attorneys of the prevailing party. 12.09 Interpretation. (a) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. Except as otherwise indicated, all references in this Agreement to “Articles,” “Sections”, “Schedules” and “Exhibits” are intended to refer to Articles, Sections, Schedules and Exhibits to this Agreement. The terms “hereof,” “hereunder,” “herein” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The use of the word “threatened” in this Agreement shall be deemed followed by “in writing.” All references to documents or other materials that were delivered, provided or made available to Bulls Brazil shall include any such document or material (i) posted to the Data Room prior to the date hereof, (ii) that are publicly available in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC or the Electronic System (IPE) of the CVM, or (iii) otherwise made available to Bulls Brazil or any of its Representatives (electronically or otherwise) prior to the date hereof. All references to “dollars” or “$” shall be to U.S. dollars. All references to “R$” shall be to Brazilian Reais. References to any provisions of Law shall be construed as references to such provisions as amended, expanded, consolidated or reissued, or as their applicability may be altered from time to time by other rules, and shall include any provision from which they originate (with or without modifications), regulations, instruments or other legal rules subordinate thereto. References to any period of days shall be deemed to be to the relevant number of calendar days (unless Business Days are specified), provided that all references to terms or periods in this Agreement shall be counted excluding the date of the event that causes such term or period to begin and including the last day of the relevant term or period. All periods provided for in this 120

Agreement ending on a day that is not a Business Day shall be automatically extended to the first subsequent Business Day. This Agreement shall be construed as if drafted jointly by the Parties. (b) Unless this Agreement specifically provides otherwise, neither the specification of any fact, item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific fact, item or matter in the Edwards Disclosure Schedules or the Bulls Brazil Disclosure Schedules is intended or will be deemed to imply that such fact, item or matter, or other facts, items or matters, are or are not in the Ordinary Course. The inclusion of any fact or item in the Edwards Disclosure Schedules or the Bulls Brazil Disclosure Schedules shall not constitute, or be deemed to be, an admission by any Party hereto to any Third Party of any fact, item or matter whatsoever (including any violation, noncompliance with, or Liability or obligation under, applicable Law, other requirement or breach of Contract). 12.10 No Third Party Beneficiaries. Except (i) for Bulls Parent (who shall be an express third party beneficiary of all of Bulls Brazil’s rights and interests under this Agreement and the Ancillary Agreements) and the Company and (ii) as otherwise expressly provided in Article XI with respect to the Indemnified Persons (who shall be express third party beneficiaries with respect to Article XI), this Agreement is solely for the benefit of the Parties and no provision of this Agreement shall be deemed to confer upon any other Person, including any shareholders of any Party, any remedy, Claim, Liability, reimbursement, cause of action or other right, including rights of any Commercial Aviation Business Employee in respect of any right of any party hereunder or any right to contract or any right to employment or continued employment with the parties hereto and their respective Affiliates. 12.11 Expenses. Except as otherwise expressly provided herein, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees, costs and expenses, whether or not the transactions contemplated by this Agreement are consummated. 12.12 Publicity. Except as otherwise provided herein, prior to the Closing, (a) the Parties shall consult in advance with each other before issuing any press release or otherwise making any public disclosure or public statements with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereunder or thereunder; and (b) no such press release, public disclosure or public statement shall be made unless mutually agreed upon by the Parties or required by Law or applicable stock exchange regulation. 12.13 Specific Performance. The Parties hereto recognize, acknowledge and agree that the breach or violation of this Agreement by a Party would cause irreparable damage to the other Party and that none of the Parties has an adequate remedy at Law. Subject to the following sentence, the Parties acknowledge and agree that (a) unless this Agreement has been terminated in accordance with Section 10.01, each Party shall be entitled, in addition to any other remedies that may be available, to obtain injunctive relief, specific performance of the terms of this Agreement or other equitable relief, to redress breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof without proof of damages or otherwise and (b) the right of specific performance is an integral part of the transactions 121 Agreement ending on a day that is not a Business Day shall be automatically extended to the first subsequent Business Day. This Agreement shall be construed as if drafted jointly by the Parties. (b) Unless this Agreement specifically provides otherwise, neither the specification of any fact, item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific fact, item or matter in the Edwards Disclosure Schedules or the Bulls Brazil Disclosure Schedules is intended or will be deemed to imply that such fact, item or matter, or other facts, items or matters, are or are not in the Ordinary Course. The inclusion of any fact or item in the Edwards Disclosure Schedules or the Bulls Brazil Disclosure Schedules shall not constitute, or be deemed to be, an admission by any Party hereto to any Third Party of any fact, item or matter whatsoever (including any violation, noncompliance with, or Liability or obligation under, applicable Law, other requirement or breach of Contract). 12.10 No Third Party Beneficiaries. Except (i) for Bulls Parent (who shall be an express third party beneficiary of all of Bulls Brazil’s rights and interests under this Agreement and the Ancillary Agreements) and the Company and (ii) as otherwise expressly provided in Article XI with respect to the Indemnified Persons (who shall be express third party beneficiaries with respect to Article XI), this Agreement is solely for the benefit of the Parties and no provision of this Agreement shall be deemed to confer upon any other Person, including any shareholders of any Party, any remedy, Claim, Liability, reimbursement, cause of action or other right, including rights of any Commercial Aviation Business Employee in respect of any right of any party hereunder or any right to contract or any right to employment or continued employment with the parties hereto and their respective Affiliates. 12.11 Expenses. Except as otherwise expressly provided herein, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees, costs and expenses, whether or not the transactions contemplated by this Agreement are consummated. 12.12 Publicity. Except as otherwise provided herein, prior to the Closing, (a) the Parties shall consult in advance with each other before issuing any press release or otherwise making any public disclosure or public statements with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereunder or thereunder; and (b) no such press release, public disclosure or public statement shall be made unless mutually agreed upon by the Parties or required by Law or applicable stock exchange regulation. 12.13 Specific Performance. The Parties hereto recognize, acknowledge and agree that the breach or violation of this Agreement by a Party would cause irreparable damage to the other Party and that none of the Parties has an adequate remedy at Law. Subject to the following sentence, the Parties acknowledge and agree that (a) unless this Agreement has been terminated in accordance with Section 10.01, each Party shall be entitled, in addition to any other remedies that may be available, to obtain injunctive relief, specific performance of the terms of this Agreement or other equitable relief, to redress breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof without proof of damages or otherwise and (b) the right of specific performance is an integral part of the transactions 121 contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. A Party seeking an order or injunction to prevent breaches of this Agreement or to enforce specifically the terms and provisions hereof shall not be required to provide, furnish or post any bond or other security in connection with or as a condition to obtaining any such order or injunction, and each Party hereby irrevocably waives any right it may have to require the provision, furnishing or posting of any such bond or other security. If any Legal Proceeding is brought by any Party to enforce this Agreement, the other Parties shall waive the defense that there is an adequate remedy at Law. 12.14 No Partnership. Nothing in this Agreement (including any terminology used herein or therein) and no action taken by the parties under this Agreement is intended to, or shall be deemed to, establish any partnership or agency relationship, including under applicable U.S. Tax Law, between or among any of the parties. 12.15 Bulls Parent’s Guarantee. (a) Bulls Parent hereby irrevocably and unconditionally guarantees the complete performance in full of Bulls Brazil’s obligations to pay the Base Purchase Price, the Capital Raise Amount, the Estimated Purchase Price Adjustment Amount and any Final Purchase Price Adjustment Amount that may be due by Bulls Brazil under this Agreement. To the fullest extent permitted by applicable Law, Bulls Parent waives presentment to and protest to any other Person of any of the guaranteed obligations and also waives notice of acceptance of its guarantee and, except as set forth in Section 12.15(b), any other defenses or benefits available to guarantors or sureties under applicable Law. The obligations of Bulls Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, decree in bankruptcy or otherwise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the guaranteed obligations or otherwise. (b) Notwithstanding any of the foregoing, nothing herein shall be deemed to waive or limit Bulls Parent’s ability to assert any Claims, defenses or other rights that Bulls Brazil may have under this Agreement. 12.16 Provisions Respecting Legal Representation. It is acknowledged by each Party hereto that each of Edwards and their Affiliates (other than the members of the Company Group) have retained Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) and Barbosa, Müssnich, Aragão Advogados (“BMA”) to act as their counsel in connection with the transactions contemplated by this Agreement and that neither Skadden nor BMA has acted as counsel for any other Party in connection with such transactions and that none of the other Parties has the status of a client of Skadden or BMA for conflict of interest purposes arising out of the transactions contemplated hereby. The Parties hereby agree that, in the event that a dispute arises after the Closing between Bulls Brazil, the Company, and/or their Affiliates, on the one hand, and Edwards and/or its Affiliates, on the other hand, Skadden and/or BMA may represent Edwards and its Affiliates in such dispute even though the interests of Edwards and its Affiliates may be directly adverse to Bulls Brazil, the Company or their respective Affiliates. The Parties further 122 contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. A Party seeking an order or injunction to prevent breaches of this Agreement or to enforce specifically the terms and provisions hereof shall not be required to provide, furnish or post any bond or other security in connection with or as a condition to obtaining any such order or injunction, and each Party hereby irrevocably waives any right it may have to require the provision, furnishing or posting of any such bond or other security. If any Legal Proceeding is brought by any Party to enforce this Agreement, the other Parties shall waive the defense that there is an adequate remedy at Law. 12.14 No Partnership. Nothing in this Agreement (including any terminology used herein or therein) and no action taken by the parties under this Agreement is intended to, or shall be deemed to, establish any partnership or agency relationship, including under applicable U.S. Tax Law, between or among any of the parties. 12.15 Bulls Parent’s Guarantee. (a) Bulls Parent hereby irrevocably and unconditionally guarantees the complete performance in full of Bulls Brazil’s obligations to pay the Base Purchase Price, the Capital Raise Amount, the Estimated Purchase Price Adjustment Amount and any Final Purchase Price Adjustment Amount that may be due by Bulls Brazil under this Agreement. To the fullest extent permitted by applicable Law, Bulls Parent waives presentment to and protest to any other Person of any of the guaranteed obligations and also waives notice of acceptance of its guarantee and, except as set forth in Section 12.15(b), any other defenses or benefits available to guarantors or sureties under applicable Law. The obligations of Bulls Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, decree in bankruptcy or otherwise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the guaranteed obligations or otherwise. (b) Notwithstanding any of the foregoing, nothing herein shall be deemed to waive or limit Bulls Parent’s ability to assert any Claims, defenses or other rights that Bulls Brazil may have under this Agreement. 12.16 Provisions Respecting Legal Representation. It is acknowledged by each Party hereto that each of Edwards and their Affiliates (other than the members of the Company Group) have retained Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) and Barbosa, Müssnich, Aragão Advogados (“BMA”) to act as their counsel in connection with the transactions contemplated by this Agreement and that neither Skadden nor BMA has acted as counsel for any other Party in connection with such transactions and that none of the other Parties has the status of a client of Skadden or BMA for conflict of interest purposes arising out of the transactions contemplated hereby. The Parties hereby agree that, in the event that a dispute arises after the Closing between Bulls Brazil, the Company, and/or their Affiliates, on the one hand, and Edwards and/or its Affiliates, on the other hand, Skadden and/or BMA may represent Edwards and its Affiliates in such dispute even though the interests of Edwards and its Affiliates may be directly adverse to Bulls Brazil, the Company or their respective Affiliates. The Parties further 122 agree that, as to all privileged communications among Skadden, BMA, Edwards and/or any of their respective Affiliates (other than members of the Company Group) that relate in any way to the transactions contemplated hereby (collectively, the “Privileged Communications”), the attorney-client privilege and the expectation of client confidence belongs to Edwards and shall not pass to or be claimed by Bulls Brazil, the Company or any of their Affiliates. The Privileged Communications are the property of Edwards, and after the Closing none of the Company, its Affiliates, or any Person purporting to act on behalf of or through the Company or its Affiliates will seek to obtain such communications, whether by seeking a waiver of the attorney-client privilege or through other means. As to any such Privileged Communications prior to the Closing Date, Bulls Brazil and the Company, together with any of their respective Affiliates, successors and assigns, further agree that no such party may use or rely on any of the Privileged Communications in any action against or involving any of the parties after the Closing. The Privileged Communications may be used by Edwards in connection with any dispute that relates in any way to the transactions contemplated hereby. Notwithstanding the foregoing, in the event that a dispute arises between Bulls Brazil, the Company or any of their Affiliates and a Third Party after the Closing, the Company and its Affiliates may assert the attorney–client privilege to prevent disclosure of confidential communications by Skadden and/or BMA to such Third Party; provided that neither the Company nor its Affiliates may waive such privilege without the prior written consent of Edwards. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 123 agree that, as to all privileged communications among Skadden, BMA, Edwards and/or any of their respective Affiliates (other than members of the Company Group) that relate in any way to the transactions contemplated hereby (collectively, the “Privileged Communications”), the attorney-client privilege and the expectation of client confidence belongs to Edwards and shall not pass to or be claimed by Bulls Brazil, the Company or any of their Affiliates. The Privileged Communications are the property of Edwards, and after the Closing none of the Company, its Affiliates, or any Person purporting to act on behalf of or through the Company or its Affiliates will seek to obtain such communications, whether by seeking a waiver of the attorney-client privilege or through other means. As to any such Privileged Communications prior to the Closing Date, Bulls Brazil and the Company, together with any of their respective Affiliates, successors and assigns, further agree that no such party may use or rely on any of the Privileged Communications in any action against or involving any of the parties after the Closing. The Privileged Communications may be used by Edwards in connection with any dispute that relates in any way to the transactions contemplated hereby. Notwithstanding the foregoing, in the event that a dispute arises between Bulls Brazil, the Company or any of their Affiliates and a Third Party after the Closing, the Company and its Affiliates may assert the attorney–client privilege to prevent disclosure of confidential communications by Skadden and/or BMA to such Third Party; provided that neither the Company nor its Affiliates may waive such privilege without the prior written consent of Edwards. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 123